As filed with the U.S. Securities and Exchange Commission on July 24, 2014

Registration No. 333-____

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. __	☐

Post-Effective Amendment No. __	☐
(Check appropriate box or boxes)

TRUST FOR ADVISED PORTFOLIOS
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, Wisconsin  53202
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (414) 765-6609

Jeanine M. Bajczyk, Esq.
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
(Name and Address of Agent for Service)

Copies to:

Christopher D. Menconi, Esq.
Bingham McCutchen LLP
2020 K Street NW
Washington, DC 20006-1806

Approximate Date of Proposed Public Offering:  As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

No filing fee is required because of reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

Title of Securities Being Registered:	Shares of beneficial interest, no par value per share, of Classes A, B, C and I

It is proposed that this filing will become effective on August 23, 2014, pursuant to Rule 488.

COMBINED PROXY STATEMENT AND PROSPECTUS

FOR THE REORGANIZATIONS OF

Legg Mason Investment Counsel Financial Services Fund
and
Legg Mason Investment Counsel Social Awareness Fund
(each a series of Legg Mason Partners Equity Trust)

INTO

[●] Financial Services Fund
and
[●] Socially Responsive Balanced Fund, respectively
(each a series of Trust for Advised Portfolios)

And

Legg Mason Investment Counsel Maryland Tax-Free Income Trust
(a series of Legg Mason Tax-Free Income Fund)

INTO

[●] Maryland Tax-Free Income Fund
(a series of Trust for Advised Portfolios)

August __, 2014

Legg Mason Investment Counsel Funds
c/o Legg Mason Funds
100 International Drive
Baltimore, Maryland 21202

August __, 2014

Dear Shareholder,

A special meeting of shareholders (the “Special Meeting”) of the Legg Mason Investment Counsel Financial Services Fund and Legg Mason Investment Counsel Social Awareness Fund, each a series of the Legg Mason Partners Equity Trust, a Maryland statutory trust (the “PET Trust”), and the Legg Mason Investment Counsel Maryland Tax-Free Income Trust (collectively, with the two series of the PET Trust, the “Target Funds”), a series of the Legg Mason Tax-Free Income Fund, a Massachusetts business trust (the “FIF Trust”), will be held on September 24, 2014, at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, New York 10018 at 10:00 a.m. Eastern time to consider the proposed reorganization of each Target Fund into a newly organized corresponding series (each an “Acquiring Fund” and collectively, the “Acquiring Funds”) of the Trust for Advised Portfolios, a Delaware statutory trust (each a “Reorganization” and collectively, the “Reorganizations”).

Each Target Fund is currently advised by Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and subadvised by Legg Mason Investment Counsel, LLC (“LMIC”).  [●], [currently LMIC], will serve as the investment adviser for each Acquiring Fund.  If the Reorganizations are approved and consummated, you would no longer be a shareholder of a Target Fund, but would become a shareholder of the corresponding Acquiring Fund, which has identical investment objectives and substantially similar, if not identical, strategies and policies as the corresponding Target Fund. Each Acquiring Fund was established solely for the purpose of effecting the Reorganizations and will carry on the business of the corresponding Target Fund and inherit its performance and financial records.

For a period of two years following the Reorganization, the advisory fee rate paid by each Acquiring Fund will be the same as the management fee rate currently paid by each corresponding Target Fund and any increase to the rate thereafter would be subject to shareholder approval.  Also, as described in the enclosed Combined Proxy Statement and Prospectus, the net annual operating expense ratio paid by each Acquiring Fund through December 31, 2016 will be the same as the net annual operating expense ratio currently paid by each corresponding Target Fund.

For the reasons discussed in this Letter and in the enclosed Combined Proxy Statement and Prospectus, and based on the recommendation of LMPFA, the Boards of Trustees of the PET Trust and the FIF Trust have each approved its Reorganization(s) subject to the approval of the shareholders of each Target Fund.

If shareholders of each Target Fund approve the Reorganizations and all other closing conditions are met, the Reorganizations will take effect on or about December 12, 2014, or such other date as the parties may agree.  Upon the completion of the Reorganizations, each shareholder of a Target Fund will receive a number of full and fractional shares of the corresponding Acquiring Fund equal in aggregate net asset value at the time of the exchange to the aggregate net asset value of such shareholder’s shares of the Target Fund.  Each shareholder would receive the same class of shares of each corresponding Acquiring Fund with the same aggregate net asset value, as follows:

PROPOSED REORGANIZATIONS
Target Funds:	à	Acquiring Funds:

Legg Mason Partners Equity Trust		Trust for Advised Portfolios
Legg Mason Investment Counsel Financial Services Fund	à	[●] Financial Services Fund
Class A shares	à	Class A shares
Class C shares	à	Class C shares
Class I shares	à	Class I shares

Legg Mason Investment Counsel Social Awareness Fund	à	[●] Socially Responsive Balanced Fund
Class A shares	à	Class A shares
Class B shares	à	Class B shares
Class C shares	à	Class C shares
Class I shares	à	Class I shares

Legg Mason Tax-Free Income Fund
Legg Mason Investment Counsel Maryland Tax-Free Income Trust	à	[●] Maryland Tax-Free Income Fund
Class A shares	à	Class A shares
Class C shares	à	Class C shares
Class I shares	à	Class I shares

The Target Funds no longer offer Class FI, Class R and Class R1 shares for purchase by new or existing investors and no shares of these classes are currently outstanding.

Each Acquiring Fund would commence operations upon the closing of the Reorganization of its corresponding Target Fund, which subsequently would be terminated.  The Reorganizations are not expected to result in the recognition of gain or loss by the applicable Target Fund or its shareholders for federal income tax purposes.  No sales loads, commissions or other similar fees would be charged to Target Fund shareholders in connection with the Reorganizations.

More information about the Reorganizations and the Acquiring Funds is contained in the enclosed Combined Proxy Statement and Prospectus.  You should review the Combined Proxy Statement and Prospectus carefully and retain it for future reference.

If you have any questions regarding the Reorganizations to be voted on, please do not hesitate to call 1-888-985-2050.  If you are a shareholder of record of a Target Fund as of the close of business on July 31, 2014, the record date for the Special Meeting, you are entitled to vote on the applicable Reorganization at the Special Meeting and at any adjournment or postponement thereof.  While you are, of course, welcome to join us at the Special Meeting, we expect that most shareholders will authorize a proxy to cast their votes by filling out and signing the enclosed proxy card. In the event that any Target Fund receives insufficient votes from shareholders, the Special Meeting may be adjourned in order to permit further solicitation of proxies.

Whether or not you are planning to attend the Special Meeting, we need your vote.  Please mark, sign and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.  In the alternative, please call the toll-free number on your proxy card to authorize a proxy to vote by telephone.  You should use the enclosed instructions to vote by telephone.  You can also authorize a proxy to vote on the Internet at the website address listed on your proxy card.  You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the applicable Trust at the address noted in the Combined Proxy Statement and Prospectus or in person at the time of the Special Meeting.  A prior proxy vote can also be revoked by voting the proxy at a later date through the toll-free number or the Internet address listed in the enclosed voting instructions.

Thank you for taking the time to consider these important proposals and for your continuing investment in the Target Funds.

Sincerely,

Kenneth D. Fuller, President
Legg Mason Partners Equity Trust
Legg Mason Tax-Free Income Fund

LEGG MASON INVESTMENT COUNSEL FUNDS
Legg Mason Investment Counsel Financial Services Fund
Legg Mason Investment Counsel Social Awareness Fund
Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Legg Mason Investment Counsel Funds
c/o Legg Mason Funds
100 International Drive
Baltimore, Maryland 21202

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD SEPTEMBER 24, 2014

To the Shareholders of the Legg Mason Investment Counsel Financial Services Fund, the Legg Mason Investment Counsel Social Awareness Fund, and the Legg Mason Investment Counsel Maryland Tax-Free Income Trust:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of the Legg Mason Investment Counsel Financial Services Fund (“FSF Target Fund”) and the Legg Mason Investment Counsel Social Awareness Fund (“SAF Target Fund”), each a series of the Legg Mason Partners Equity Trust, a Maryland statutory trust (the “PET Trust”), and the Legg Mason Investment Counsel Maryland Tax-Free Income Trust (“MTI Target Fund” and collectively with the two series of the PET Trust, the “Target Funds”), a series of the Legg Mason Tax-Free Income Fund, a Massachusetts business trust (the “FIF Trust”), will be held on September 24, 2014, at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, New York 10018 at 10:00 a.m., Eastern time to consider the proposed reorganization of each Target Fund into a newly organized corresponding series of the Trust for Advised Portfolios, a Delaware statutory trust (the “TAP Trust”) (each a “Reorganization” and collectively, the “Reorganizations”).

At the Special Meeting, you and the other shareholders of the Target Funds will be asked to consider and vote separately upon the following proposals, as applicable:

1.
Approval of the Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the FSF Target Fund, a series of the PET Trust, to the [●] Financial Services Fund (the “FSF Acquiring Fund”), a newly organized series of the TAP Trust, in exchange for (a) shares of each class of the FSF Acquiring Fund with an aggregate net asset value  (“NAV”) equal to the aggregate NAV of the corresponding class of shares of the FSF Target Fund, and (b) the FSF Acquiring Fund’s assumption of all of the liabilities of the FSF Target Fund, followed by (ii) the liquidating distribution to shareholders of the FSF Target Fund, on a pro rata basis within each share class, of the corresponding class of shares of the FSF Acquiring Fund; and

2.
Approval of the Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the SAF Target Fund, a series of the PET Trust, to the [●] Socially Responsive Balanced Fund (the “SAF Acquiring Fund), a newly organized series of the TAP Trust, in exchange for (a) shares of each class the SAF Acquiring Fund with an aggregate NAV equal to the aggregate NAV of the corresponding class of shares of the SAF Target Fund, and (b) the SAF Acquiring Fund’s assumption of all of the liabilities of the SAF Target Fund, followed by (ii) the liquidating distribution to shareholders of the SAF Target Fund on a pro rata basis within each share class, of the corresponding class of shares of the SAF Acquiring Fund; and

3.
Approval of the Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the MTI Target Fund, a series of the FIF Trust, to the [●] Maryland Tax-Free Income Fund (the “MTI Acquiring Fund”), a newly organized series of the TAP Trust, in exchange for (a) shares of each class of the MTI Acquiring Fund with an aggregate NAV equal to the aggregate NAV of the corresponding class of shares of the MTI Target Fund, and (b) the MTI Acquiring Fund’s assumption of all of the liabilities of the MTI Target Fund, followed by (ii) the liquidating distribution to shareholders of the MTI Target Fund, on a pro rata basis within each share class, of the corresponding class of shares of the MTI Acquiring Fund; and

4.	Transaction of such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Shareholders of record of each Target Fund as of the close of business on July 31, 2014, the record date for this Special Meeting, are entitled to notice of, and to vote at, the Special Meeting and at any adjournments or postponements thereof.

If the necessary quorum to transact business is not present at the Special Meeting or if a quorum is obtained, but sufficient votes required to approve any proposal are not obtained, the Special Meeting may be adjourned in accordance with applicable law.  For the FSF Target Fund and SAF Target Fund, in the event that a quorum shall not be present at the Special Meeting or in the event that a quorum is present but sufficient votes to approve the applicable Agreement and Plan of Reorganization are not received, the chairman of the Special Meeting or, if a proposal to adjourn is submitted to a vote of shareholders by the chairman, the shareholders of the FSF Target Fund or SAF Target Fund, as applicable, by the affirmative vote of a majority of votes cast on the adjournment, shall have the power to adjourn the Special Meeting from time to time, without notice other than announcement at the Special Meeting, until the requisite number of shares entitled to vote at the Special Meeting shall be present.  For the MTI Target Fund, whether or not a quorum is present, adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares represented at the Special Meeting, either in person or by proxy, and the adjourned meeting may be held within a reasonable time after the date set for the original meeting without further notice.  The persons named as proxies may use their discretionary authority to vote as instructed by management of the Target Fund on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the U.S. Securities and Exchange Commission (the “SEC”), including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

By order of the Board of Trustees of the Legg Mason Partners Equity Trust and the Board of Trustees of the Legg Mason Tax-Free Income Fund,

Robert I. Frenkel, Secretary of both Trusts
August __, 2014

IMPORTANT — We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope, which requires no postage and is intended for your convenience. You also may vote through the Internet, by visiting the website address on your proxy card, or by telephone, by using the toll-free number on your proxy card.  Your prompt vote may save the Target Funds the necessity of further solicitations to ensure a quorum at the Special Meeting.  If you are able to attend the Special Meeting, you may revoke your proxy and vote your shares in person at that time.

LEGG MASON INVESTMENT COUNSEL FUNDS
Legg Mason Investment Counsel Financial Services Fund
Legg Mason Investment Counsel Social Awareness Fund
Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Legg Mason Investment Counsel Funds
c/o Legg Mason Funds
100 International Drive
Baltimore, Maryland 21202

QUESTIONS AND ANSWERS

The following is a summary of more complete information appearing later in the attached Combined Proxy Statement and Prospectus (the “Proxy Statement”) or incorporated by reference herein.  You should read carefully the entire Proxy Statement, including the Agreements and Plans of Reorganization, which are attached as Appendix A1 and Appendix A2, because they contain details that are not in the Questions and Answers.

YOUR VOTE IS VERY IMPORTANT!

Question:  What is this document and why did you send it to me?

Answer:  The attached document is a proxy statement for the Legg Mason Investment Counsel Financial Services Fund and Legg Mason Investment Counsel Social Awareness Fund, each a series of the Legg Mason Partners Equity Trust a Maryland statutory trust (the “PET Trust”), and the Legg Mason Investment Counsel Maryland Tax-Free Income Trust (and collectively, with the two series of the PET Trust, the “Target Funds”), a series of the Legg Mason Tax-Free Income Fund, a Massachusetts business trust (the “FIF Trust”), and a prospectus for the Class A, C, and I shares of the [●] Financial Services Fund, a prospectus for the Class A, B, C, and I shares of the [●] Socially Responsive Balanced Fund, and a prospectus for the Class A, C, and I shares of the [●] Maryland Tax-Free Income Fund, each a newly organized series (the “Acquiring Funds”) of the Trust for Advised Portfolios, a Delaware statutory trust (the “TAP Trust”).  The purpose of the Proxy Statement is to solicit votes from shareholders of each Target Fund to approve a proposal under which each Target Fund would be reorganized into its corresponding Acquiring Fund (each a “Reorganization” and collectively, the “Reorganizations”) as described in the Agreements and Plans of Reorganization between the PET Trust and the TAP Trust and between the FIF Trust and the TAP Trust (each a “Plan” and collectively, the “Plans”).

The Proxy Statement contains information that shareholders of each Target Fund should know before voting on the applicable Reorganization.  The Proxy Statement should be reviewed and retained for future reference.

Approval of the shareholders of a Target Fund is needed to proceed with the Reorganization of the Target Fund, and the Special Meeting of shareholders of the Target Funds (the “Special Meeting”) will be held on September 24, 2014 to consider each of the Reorganizations.  We are sending this document to you for your use in deciding whether to approve the proposed Reorganization relating to the Target Fund in which you invest.  This document includes a Notice of Special Meeting of Shareholders, the Proxy Statement and a proxy card.

Question:  What is the purpose of each of the Reorganizations?

Answer:  On June 4, 2014, Stifel Financial Corp. (“Stifel”), a financial services holding company, announced a definitive agreement to acquire Legg Mason Investment Counsel & Trust Co., N.A. (“LMICTC”), including its wholly-owned subsidiary, Legg Mason Investment Counsel, LLC (“LMIC”), from Legg Mason, Inc. (“Legg Mason”).  Legg Mason Partners Fund Advisor, LLC (“LMPFA”), a wholly-owned subsidiary of Legg Mason, serves as the Target Funds’ investment manager, and LMIC serves as the Target Funds’ investment subadviser.  The acquisition of LMICTC by Stifel is targeted to close (the “Transaction Closing”) in the fall of 2014, but is subject to shareholder approval of the Reorganizations and another fund reorganization not discussed in this Proxy Statement, except under certain limited circumstances discussed in the Proxy Statement, certain regulatory approvals and other conditions to closing, and may be delayed or terminated due to unforeseen circumstances.  Each of the PET Trust’s and the FIF Trust’s Board of Trustees (each, a “Board”) has approved its Reorganization(s) subject to approval by the shareholders of each respective Target Fund.

i

Under the Investment Company Act of 1940, as amended, the acquisition of LMICTC and its subsidiary, LMIC, by Stifel will have the effect of terminating the subadvisory agreements between LMPFA and LMIC with respect to the Target Funds.  In connection with the acquisition, each Target Fund’s shareholders are being asked to approve proposals under which the Target Funds will be reorganized into newly organized Acquiring Funds for which [●], [currently LMIC] which will be indirectly owned by Stifel, will serve as investment adviser after the Transaction Closing.

Therefore, the primary purpose of the Reorganizations is to move the assets of the Target Funds from the PET Trust and the FIF Trust to corresponding Acquiring Funds that are newly organized series of the TAP Trust to maintain the continuity of each Target Fund’s investment program. If the Reorganizations are approved and consummated, you would no longer be a shareholder of a Target Fund, but would become a shareholder of the corresponding Acquiring Fund, which has identical investment objectives and substantially similar, if not identical, strategies and policies as the corresponding Target Fund. Each Acquiring Fund was established solely for the purposes of effecting the Reorganizations and will carry on the business of the corresponding Target Fund and inherit its performance and financial records.

Question:  How will the Reorganizations work?

Answer:  In order to reconstitute each Target Fund as a series of the TAP Trust, a substantially similar Acquiring Fund has been organized as a new series of the TAP Trust.  If shareholders of a Target Fund approve its Plan, the Target Fund will transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the Target Fund’s liabilities.  The Target Fund will then distribute the shares it receives from the Acquiring Fund to shareholders of the Target Fund.

Shareholders of each Target Fund will become shareholders of the corresponding Acquiring Fund, and immediately after the applicable Reorganization each shareholder will hold full and fractional shares of the corresponding Acquiring Fund equal in aggregate NAV at the time of the exchange to the aggregate NAV of such shareholder’s shares of the Target Fund as of the closing date of the Reorganizations (the “Closing Date”).  Subsequently, each of the Target Funds will be liquidated and terminated as a series of the applicable Trust and the FIF Trust will be dissolved.

Please refer to the Proxy Statement for a detailed explanation of each of the proposals.  If a Plan is approved by shareholders of the applicable Target Fund at the Special Meeting, the Reorganization of that Target Fund presently is expected to take effect on or about December 12, 2014, or such other date as the parties may agree.  Even if a Target Fund’s shareholders approve the Plan for their Target Fund, its Reorganization may not close or the closing may be delayed if shareholders of each of the other Target Funds do not approve the Plan for their Target Fund or the shareholders of the fund reorganization not discussed in this Proxy Statement do not approve their fund’s reorganization. If the Reorganizations are not effected, you will remain a shareholder of your respective Target Fund.

If the Reorganizations are consummated, each shareholder would receive the same class of shares of each corresponding Acquiring Fund with the same aggregate NAV, as follows:

PROPOSED REORGANIZATIONS
Target Funds:	à	Acquiring Funds:

Legg Mason Partners Equity Trust		Trust for Advised Portfolios
Legg Mason Investment Counsel Financial Services Fund	à	[●] Financial Services Fund
Class A shares	à	Class A shares
Class C shares	à	Class C shares
Class I shares	à	Class I shares

Legg Mason Investment Counsel Social Awareness Fund	à	[●] Socially Responsive Balanced Fund
Class A shares	à	Class A shares
Class B shares	à	Class B shares
Class C shares	à	Class C shares
Class I shares	à	Class I shares

Legg Mason Tax-Free Income Fund
Legg Mason Investment Counsel Maryland Tax-Free Income Trust	à	[●] Maryland Tax-Free Income Fund
Class A shares	à	Class A shares
Class C shares	à	Class C shares
Class I shares	à	Class I shares

Question:  How will the Reorganizations affect my investment?

Answer:  Your investment in an Acquiring Fund following a Reorganization will be substantially similar to your current investment in the corresponding Target Fund.  Following the Reorganization of the Target Fund in which you are invested, you will be a shareholder of the corresponding Acquiring Fund, which has an identical investment objective and substantially similar, if not identical, investment strategies as the corresponding Target Fund.  In addition, [●], currently LMIC, and the portfolio managers currently responsible for the day-to-day management of the Target Fund will continue to be responsible for the day-to-day management of each Acquiring Fund’s portfolio after the Reorganization.

The primary differences between your investment in a Target Fund and an investment in the corresponding Acquiring Fund will be: (1) LMPFA will no longer be the investment manager; (2) the service providers that provide custody, administrative, transfer agent, fund accounting, distribution and other general support services (“Third Party Service Arrangements”) to the Acquiring Fund differ from those of the Target Fund; and (3) the Acquiring Fund will be a series of the TAP Trust, a Delaware statutory trust, instead of the PET Trust, a Maryland statutory trust, or the FIF Trust, a Massachusetts business trust, as applicable.  As a result, the Acquiring Fund will be governed by a different board of trustees and operate subject to the laws of a different jurisdiction than the corresponding Target Fund.

You will receive shares of the corresponding Acquiring Fund equal in aggregate NAV at the time of the exchange to the aggregate NAV of your shares of the Target Fund as of the Closing Date.  The Reorganizations will not affect the value of your investment at the time of a Reorganization and your interest in a Target Fund will not be diluted.  The Reorganizations generally are not expected to result in recognition of gain or loss by the applicable Target Fund, Acquiring Fund or their shareholders for federal income tax purposes.

Question:  How do the new advisory agreements for the Acquiring Funds differ from the existing management agreements for the Target Funds?

Answer:  The advisory arrangements for the Acquiring Funds and the Target Funds are substantially  similar in all material respects except that[●], currently LMIC, which will be indirectly owned by Stifel, will serve as each Acquiring Fund’s investment adviser, whereas LMIC currently serves as subadviser to each Target Fund.  The material terms of the advisory agreements for each Acquiring Fund are substantially similar to the material terms of the existing management agreement for each Target Fund.   For a period of two years following the Reorganization, the advisory fee rate payable by each Acquiring Fund under its advisory agreement will be the same as the current management fee rate payable by the corresponding Target Fund under its management agreement and any increase to the rate thereafter would be subject to shareholder approval.  LMPFA will not be an investment manager or have any other relationship with the Acquiring Funds after the Reorganizations.

Question:  Will there be any changes to my fund’s service providers?

Answer:  As series of the PET Trust and the FIF Trust, the Target Funds retain various service providers that provide an array of services to all series of their Trusts.  These Third Party Service Arrangements include custody, administration, transfer agency, accounting, distribution and other general support services. Currently, Third Party Service Arrangements are provided to the PET Trust and the FIF Trust, unless indicated otherwise, by State Street Bank and Trust Company (custody for PET Trust and FIF Trust), Boston Financial Data Services, Inc. (transfer agency for PET Trust and FIF Trust prior to September 8, 2014), BNY Mellon Investment Servicing (U.S.) Inc. (co-transfer agent with respect to shares purchased by clients of certain service providers for PET Trust only prior to September 8, 2014)( transfer agency for PET Trust and FIF Trust after September 8, 2014) and Legg Mason Investor Services, LLC (distribution for PET Trust and FIF Trust).

Similarly, Third Party Service Arrangements are provided to the series of the TAP Trust, including the Acquiring Funds, by U.S. Bank National Association (custody), U.S. Bancorp Fund Services, LLC (“USBFS”) (administration, fund accounting and transfer agency), and Quasar Distributors, LLC (“Quasar”) (distribution) (an affiliate of USBFS).  USBFS has been providing services to mutual funds since 1969, and currently services over 300 mutual fund complexes.  If the Reorganizations are consummated, the Acquiring Funds will be overseen by a different Board of Trustees and the Third Party Service Arrangements will be those utilized by the Acquiring Funds.

Question: Will I be charged any sales load, commission or other similar fee in connection with the Reorganizations?

Answer:  No.  You will not be charged any sales load, commission or other similar fee in connection with the Reorganizations.  As more fully discussed in the Proxy Statement, the holding period with respect to any contingent deferred sales charges (“CDSC”) applicable to shares of the Acquiring Funds you receive in the Reorganization will be measured from the time you purchased your corresponding Target Fund shares.

Question:  How will each of the Reorganizations affect the fees and expenses I pay as a shareholder?

Answer:  For a period of two years following the Reorganizations, the advisory fee rate payable by each Acquiring Fund will be the same as the current management fee rate payable by the corresponding Target Fund and any increase to the rate thereafter would be subject to shareholder approval.  In addition, as described in the Proxy Statement, the net annual operating expense ratio of each class of shares of the Acquiring Funds through December 31, 2016 will  be the same as or lower than the current net annual operating expense ratio of the corresponding class of shares of the Target Funds. [●] has agreed that, the fees and expenses attributable to each class of shares of the Acquiring Funds will be capped at levels that are no higher than the current fee and expense cap levels of those classes of the Target Funds through December 31, 2016 and that the expense caps cannot be terminated or amended to increase the level of the expense cap prior to that date.

Question:  Will the Reorganizations result in any taxes for the Target Funds or their shareholders?

Answer:  If a Plan is carried out as proposed, we expect that none of the Target Funds or their shareholders will recognize any gain or loss for federal income tax purposes solely as a result of the Reorganizations.   As a condition to the closing of the Reorganizations, the Target Funds and the Acquiring Funds will receive an opinion of counsel confirming this position.  Certain tax attributes of the Target Funds will carry over to the corresponding Acquiring Funds. Target Fund shareholders should consult their tax adviser about possible state and local tax consequences of a Reorganization, if any, because the information about tax consequences in this Proxy Statement relates to the federal income tax consequences of a Reorganization only.

Question:  Why do I need to vote?

Answer:  Your vote is needed to ensure that a quorum is present and sufficient votes are obtained at the Special Meeting so that the proposals to approve the Reorganizations can be acted upon.  Your immediate response on the enclosed proxy card will help prevent the need for any further solicitations for a shareholder vote.  Your vote is very important to us regardless of the number of shares you own.

Question:  How do the PET Trust’s and FIF Trust’s Board recommend that I vote?

Answer:  After careful consideration and upon the recommendation of LMPFA, each Board recommends that shareholders of each of the respective Target Funds vote “FOR” its corresponding Plan.

Question:  Who is paying for expenses related to the Special Meeting and the Reorganizations?

Answer:  LMPFA, [●], or their respective affiliates will pay all direct costs relating to the Reorganization, including the costs relating to the Special Meeting and the Proxy Statement.     No Target Fund will incur any expenses in connection with its Reorganization.

Question:  What will happen if the Plans are not approved by shareholders?

Answer:  If shareholders of each Target Fund do not approve their corresponding Plan, the Target Funds may not be reorganized into their corresponding Acquiring Funds and would remain as a series within their current Trust.  The consummation of each Reorganization is subject to the consummation of each of the other Reorganizations and another fund reorganization not discussed in this Proxy Statement.  Even if a Target Fund’s shareholders approve the Plan for their Target Fund, its Reorganization may not close or the closing may be delayed if shareholders of each of the other Target Funds do not approve the Plan for their Target Fund and shareholders of another fund reorganization not discussed in this Proxy Statement do not approve their fund’s reorganization.

Question:  How do I vote or authorize a proxy to vote my shares?

Answer:  You can authorize a proxy to vote your shares by mail, telephone or Internet by following the instructions on the enclosed proxy card.  We encourage you to authorize a proxy to vote by telephone or via the Internet.  Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.  You may also vote your shares in person at the Special Meeting.

Question:  Who do I call if I have questions?

Answer:  If you have any questions about the proposal or the proxy card, please do not hesitate to call 1-888-985-2050.

v

COMBINED PROXY STATEMENT AND PROSPECTUS

August __, 2014

FOR THE REORGANIZATIONS OF

Legg Mason Investment Counsel Financial Services Fund
and
Legg Mason Investment Counsel Social Awareness Fund
(each a series of Legg Mason Partners Equity Trust)
100 International Drive
Baltimore, Maryland 21202
1-877-721-1926

INTO

[●] Financial Services Fund
and
[●] Socially Responsive Balanced Fund, respectively
(each a series of Trust for Advised Portfolios)
615 East Michigan Street
Milwaukee, Wisconsin 53202
(XXX) XXX-XXXX

And

Legg Mason Investment Counsel Maryland Tax-Free Income Trust
(a series of Legg Mason Tax-Free Income Fund)
100 International Drive
Baltimore, Maryland 21202
1-877-721-1926

INTO

[●] Maryland Tax-Free Income Fund
(a series of Trust for Advised Portfolios)
615 East Michigan Street
Milwaukee, Wisconsin 53202
(XXX) XXX-XXXX

Legg Mason Investment Counsel Funds
c/o Legg Mason Funds
100 International Drive
Baltimore, Maryland 21202

This Combined Proxy Statement and Prospectus (the “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Boards of Trustees of the Legg Mason Partners Equity Trust, a Maryland statutory trust (the “PET Trust”) and the Legg Mason Tax-Free Income Fund, a Massachusetts business trust (the “FIF Trust”), for exercise at a Special Meeting of Shareholders (the “Special Meeting”) of the Legg Mason Investment Counsel Financial Services Fund (the “FSF Target Fund”) and Legg Mason Investment Counsel Social Awareness Fund (the “SAF Target Fund”), each a series of the PET Trust, and Legg Mason Investment Counsel Maryland Tax-Free Income Trust (the “MTI Target Fund” and collectively with the FSF Target Fund and SAF Target Fund, the “Target Funds”), a series of the FIF Trust, to be held at the offices of  Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, New York 10018 at 10:00 a.m., Eastern time on September 24, 2014.  At the Special Meeting, you and the other shareholders of the Target Funds will be asked to consider and vote separately upon the following proposals, as applicable:

1.
Approval of the Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the FSF Target Fund, a series of the PET Trust, to the [●] Financial Services Fund (the “FSF Acquiring Fund”), a newly organized corresponding series of the Trust for Advised Portfolios, a Delaware statutory trust (the “TAP Trust”), in exchange for (a) shares of each class of the FSF Acquiring Fund with an aggregate net asset value  (“NAV”) equal to the aggregate NAV of the corresponding class of shares of the FSF Target Fund, and (b) the FSF Acquiring Fund’s assumption of all of the liabilities of the FSF Target Fund, followed by (ii) the liquidating distribution to shareholders of the FSF Target Fund, on a pro rata basis within each share class, of the corresponding class of shares of the FSF Acquiring Fund; and

2.
Approval of the Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of  the SAF Target Fund, a series of the PET Trust, to the [●] Socially Responsive Balanced Fund (the “SAF Acquiring Fund”), a newly organized corresponding series of the TAP Trust, in exchange for (a) shares of each class of the SAF Acquiring Fund with an aggregate NAV per class equal to the aggregate NAV of the corresponding class of shares of the SAF Target Fund, and (b) the SAF Acquiring Fund’s assumption of all of the liabilities of the SAF Target Fund, followed by (ii) the liquidating distribution to shareholders of the SAF Target Fund, on a pro rata basis within each share class, of the corresponding class of shares of the SAF Acquiring Fund; and

3.
Approval of the Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of  the MTI Target Fund, a series of the FIF Trust, to the [●] Maryland Tax-Free Income Fund (“MTI Acquiring Fund”), a newly organized corresponding series of the TAP Trust, in exchange for (a) shares of each class of the MTI Acquiring Fund with an aggregate NAV per class equal to the aggregate NAV of the corresponding class of shares of the MTI Target Fund, and (b) the MTI Acquiring Fund’s assumption of all of the liabilities of the  MTI Target Fund, followed by (ii) the liquidating distribution to shareholders of the MTI Target Fund, on a pro rata basis within each share class, of the corresponding class of shares of the MTI Acquiring Fund; and

4.	Transaction of such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Shareholders who authorize proxies may revoke them at any time before they are voted, either by writing to the applicable Trust, in person at the time of the Special Meeting, by authorizing a proxy at a later date through the toll-free number or through the Internet address listed in the enclosed voting instructions or by submitting a later dated proxy card.

Each Agreement and Plan of Reorganization (a “Plan” and collectively, the “Plans”) provides for the reorganization of a Target Fund into the corresponding Acquiring Fund (each a “Reorganization” and collectively, the “Reorganizations”).  The PET Trust is an open-end management investment company organized as a Maryland statutory trust,  the FIF Trust is an open-end management investment company organized as a Massachusetts business trust, and the TAP Trust is an open-end management investment company organized as a Delaware statutory trust.  Legg Mason Partners Fund Advisor, LLC (“LMPFA”) currently serves as the investment manager to each of the Target Funds and Legg Mason Investment Counsel, LLC (“LMIC”) currently serves as the subadviser to each of the Target Funds.  [●], [currently LMIC], will be responsible for providing investment advisory and portfolio management services to each of the FSF Acquiring Fund, SAF Acquiring Fund, and MTI Acquiring Fund (collectively, the “Acquiring Funds”) following each of the Reorganizations.

If you need additional copies of this Proxy Statement, please contact Computershare Fund Services by calling 1-888-985-2050 in writing at 280 Oser Avenue, Hauppauge, New York 11788.  Additional copies of this Proxy Statement will be delivered to you promptly upon request.  For a free copy of a Target Fund’s annual report for the most recent fiscal year please call 1-877-721-1926, or write to the Target Fund at 100 First Stamford Place, Attn: Shareholder Services – 5th Floor, Stamford, Connecticut 06902.

The following documents have been filed with the U.S. Securities and Exchange Commission (the “SEC”) and are incorporated by reference in this Proxy Statement:

●
The Prospectus for the FSF Target Fund dated July 17, 2014, is incorporated by reference to Post-Effective Amendment No. 312 to the PET Trust’s Registration Statement on Form N-1A (File No. 811-06444), filed with the SEC on July 15, 2014.

●
The Prospectus for the SAF Target Fund dated June 1, 2014, is incorporated by reference to Post-Effective Amendment No. 306 to the PET Trust’s Registration Statement on Form N-1A (File No. 811-06444), filed with the SEC on May 20, 2014.

●
The Prospectus for the MTI Target Fund dated July 17, 2014, is incorporated by reference to Post-Effective Amendment No. 37 to the FIF Trust’s Registration Statement on Form N-1A (File No. 811-06223), filed with the SEC on July 15, 2014.

●
The audited financial statements of the FSF Target Fund dated March 31, 2014, are incorporated by reference to the Annual Report of the FSF Target Fund for the fiscal year ended March 31, 2014, filed on Form N-CSR (File No. 811-06444) with the SEC on May 23, 2014.

●
The audited financial statements of the SAF Target Fund dated January 31, 2014, are incorporated by reference to the Annual Report of the SAF Target Fund for the fiscal year ended January 31, 2014, filed on Form N-CSR (File No. 811-06444) with the SEC on March 25, 2014.

●
The audited financial statements of the MTI Target Fund dated March 31, 2014, are incorporated by reference to the Annual Report of the MTI Target Fund for the fiscal year ended March 31, 2014, filed on Form N-CSR (File No. 811-06223) with the SEC on May 23, 2014.

Each Target Fund’s Summary Prospectus and Annual Report to Shareholders, containing audited financial statements, have been previously mailed to shareholders.  Copies of these documents are available upon request and without charge by calling 1-877-721-1926, or by writing to the Target Fund at 100 First Stamford Place, Attn: Shareholder Services – 5th Floor, Stamford, Connecticut 06902 or by visiting http://www.leggmason.com/individualinvestors/products, and clicking on the name of the fund in the dropdown menu.

Because the Acquiring Funds have not yet commenced operations as of the date of this Proxy Statement, no annual or semi-annual report is available for the Acquiring Funds at this time.

This Proxy Statement sets forth the basic information you should know before voting on the applicable proposal.  You should read it and keep it for future reference.  Additional information is set forth in the Statement of Additional Information dated _________, 2014 relating to this Proxy Statement, which is also incorporated by reference into this Proxy Statement.  The Statement of Additional Information is available upon request and without charge by calling 1-877-721-1926.

Copies of these materials and other information about each Target Fund, the TAP Trust and each Acquiring Fund are available upon request and without charge by writing to the address below or by calling the telephone numbers listed as follows:

For inquiries regarding each Target Fund:	For inquiries regarding each Acquiring Fund:
Legg Mason Investment Counsel Funds c/o Legg Mason Funds 100 International Drive Baltimore, Maryland 21202 1-877-721-1926	[●] Funds 615 East Michigan Street Milwaukee, Wisconsin 53202 1-XXX-XXX-XXXX

This Proxy Statement will be mailed on or about August 25, 2014 to shareholders of record of each Target Fund as of the close of business on July 31, 2014 (the “Record Date”).

The Target Funds and the Acquiring Funds are all subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith file reports and other information including proxy materials, reports and charter documents with the SEC.  These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549.  Reports and other information about each Target and Acquiring Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov.  Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 100 F Street, NE, Washington, DC 20549 at prescribed rates.

Shareholder approval is required to effect each Reorganization.  The Special Meeting is scheduled for September 24, 2014.  Please complete and return the enclosed proxy card.  If you are able to attend the Special Meeting, you may revoke your proxy and vote your shares in person at that time.

The SEC has not approved or disapproved any Acquiring Fund’s shares to be issued in the Reorganization nor has it passed on the accuracy or adequacy of this Proxy Statement.  Any representation to the contrary is a criminal offense.

No person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement and in the materials expressly incorporated by reference herein and, if given or made, such other information or representations must not be relied upon as having been authorized by a Target Fund or an Acquiring Fund.

The date of this Proxy Statement is August __, 2014.

INTRODUCTION

On June 4, 2014, Stifel Financial Corp. (“Stifel”), a financial services holding company, announced a definitive agreement to acquire Legg Mason Investment Counsel & Trust Co., N.A. (“LMICTC”), a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”) (the “Transaction”).  Legg Mason Investment Counsel, LLC (“LMIC”), the Target Funds’ investment subadviser, is a wholly-owned subsidiary of LMICTC and thus, subject to the Transaction.  Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Target Funds’ investment manager, is a wholly-owned subsidiary of Legg Mason and is not subject to the Transaction.  To facilitate the continuous management of the Target Funds, LMPFA recommended to the Target Funds’ Boards of Trustees the Reorganizations pursuant to which each Target Fund would be reorganized into a newly organized series of the TAP Trust. If the Reorganizations are approved and consummated, you would no longer be a shareholder of a Target Fund, but would become a shareholder of the corresponding Acquiring Fund, which has identical investment objectives and substantially similar, if not identical, strategies and policies as the corresponding Target Fund. Each Acquiring Fund was established solely for the purposes of effecting the Reorganizations and will carry on the business of the corresponding Target Fund and inherit its performance and financial records.

Following the Reorganizations and the closing of the Transaction (the “Transaction Closing”), LMIC will become the sole investment manager to the Acquiring Funds under its new name, [●], and will become indirectly owned by Stifel.  LMPFA will not be an investment manager of or have any other relationship with the Acquiring Funds following the consummation of the Reorganizations and Transaction Closing.  The Transaction Closing is targeted to occur in the fall of 2014, but is contingent upon shareholder approval of the Reorganizations, another fund reorganization not discussed in this Proxy Statement, certain regulatory approvals and other conditions to Transaction Closing, and may be delayed or terminated due to unforeseen circumstances.

The TAP Trust is a multiple series trust that offers a number of portfolios managed by separate investment advisers and/or subadvisers.  As of June 30, 2014, the TAP Trust consisted of three portfolios representing approximately $118.5 million in assets, managed by three investment advisers.  The TAP Trust currently offers one portfolio managed by Ziegler Capital Management, LLC, an affiliate of Stifel.  None of PET Trust, FIF Trust, or LMIC is affiliated with the TAP Trust.  Custody, administration, accounting, transfer agency, distribution and other general support services (“Third Party Service Arrangements”) are provided to PET Trust and FIF Trust by State Street Bank and Trust Company (custody), Boston Financial Data Services, Inc. (transfer agency), BNY Mellon Investment Servicing (U.S.) Inc. (co-transfer agent with respect to shares purchased by clients of certain service providers) and Legg Mason Investor Services, LLC (distribution).  Third Party Service Arrangements are provided to the TAP Trust by U.S. Bank National Association (custody), U.S. Bancorp Fund Services, LLC (“USBFS”) (administration, fund accounting and transfer agency), and Quasar Distributors, LLC (“Quasar”) (distribution) (an affiliate of USBFS).  USBFS has been providing services to mutual funds since 1969, and currently services over 300 mutual fund complexes.

The closing of each Reorganization is conditioned upon the receipt by the PET Trust and FIF Trust and the TAP Trust of an opinion from tax counsel to the TAP Trust that the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).  If a Reorganization so qualifies, shareholders generally will not recognize any gain or loss for federal income tax purposes on the exchange of Target Fund shares for Acquiring Fund shares in that Reorganization.  For information on the tax consequences of the Reorganizations, see the sections entitled “Summary” and “Information About the Reorganizations – Federal Income Tax Consequences” in this Proxy Statement.  Furthermore, LMPFA, [●] or their respective affiliates will pay all direct costs relating to each Reorganization, including the expenses associated with preparing and filing the registration statement that includes this Proxy Statement and the cost of copying, printing and mailing proxy materials.   No Target Fund will incur any costs in connection with its Reorganization.  [●] also may solicit proxies, without special compensation, by telephone, facsimile or otherwise.

At meetings held on July 18, 2014 of the Boards, including a majority of those trustees who are not “interested persons” of each of the PET Trust and the FIF Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), the Boards considered the proposed Reorganizations and, based in part on the recommendation of LMPFA, determined that they are in the best interests of the respective Target Funds and that the interests of the Target Fund’s shareholders would not be diluted as a result of the Reorganizations.  Therefore, the Boards approved the respective Reorganizations subject to the approval of the Target Fund shareholders and recommended the approval of the Reorganizations by the Target Funds’ shareholders.  Absent the Reorganizations, under the 1940 Act, the Transaction Closing would have the effect of terminating the subadvisory agreements between LMPFA and LMIC with respect to the Target Funds.

1

The Board has fixed the close of business on July 31, 2014 (the “Record Date”), as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof.  In considering whether to approve a proposal relating to a Reorganization, you should review the information in this Proxy Statement that relates to the proposal and the Reorganizations generally.

SUMMARY

The following is a summary of more complete information appearing later in this Proxy Statement or incorporated by reference herein.  You should read carefully the entire Proxy Statement, including the Agreements and Plans of Reorganization between the PET Trust and the TAP Trust and between the FIF Trust and the TAP Trust (each a “Plan” and together, the “Plans”), forms of which are attached as Appendix A1 and Appendix A2, because they contain details that are not included in the summary.

As used herein, the term “Reorganizations” refers collectively to:

(1)	the transfer of all of the assets and liabilities of each of the Target Funds to each of the corresponding Acquiring Funds;

(2)	the issuance of shares of beneficial interest by each of the Acquiring Funds to each of the corresponding Target Funds;

(3)
the opening of accounts by each of the Acquiring Funds for each of the corresponding Target Fund’s shareholders and the crediting of each Target Fund’s shareholder account, in exchange for shares of the corresponding Acquiring Fund, with a number of full and fractional shares of each Acquiring Fund that are equivalent in aggregate NAV to the aggregate NAV of the shareholders’ shares in the corresponding Target Fund on the closing date of the Reorganization (“Closing Date”); and

(4)	the termination of each Target Fund as a series of the applicable Trust and the dissolution of the FIF Trust.

Each of the Reorganizations is expected to be a reorganization within the meaning of Section 368(a) of the Code.  For information on the tax consequences of the Reorganizations, see the sections entitled “Summary” and “Information About the Reorganizations – Federal Income Tax Consequences” in this Proxy Statement.

PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION FOR THE LEGG MASON INVESTMENT COUNSEL FINANCIAL SERVICES FUND

The Proposal requests your approval of the Reorganization of the FSF Target Fund into the FSF Acquiring Fund.  In considering whether to approve the Proposal please review the following information.

Comparison of FSF Target Fund to the FSF Acquiring Fund

The FSF Acquiring Fund has been organized as a new series of the TAP Trust solely for the purpose of acquiring the FSF Target Fund’s assets and continuing its investment strategy, and will not conduct any investment operations until after the closing of the Reorganization.  The FSF Target Fund and the FSF Acquiring Fund have identical investment objectives and strategies, which are presented in the table below.

	FSF Target Fund	FSF Acquiring Fund
Form of Organization	A non-diversified series of the PET Trust, an open-end management investment company organized as a Maryland statutory trust.	A non-diversified series of the TAP Trust, an open-end management investment company organized as a Delaware statutory trust.
Differences in Form of Organization
The differences between a Maryland and Delaware statutory trust are negligible with regard to the operations of the Fund.  The most significant difference between the two Trusts is that each is overseen by completely different Boards of Trustees.  However, please see Appendix [E1] for a more comprehensive comparison between these two forms of organization.

2

	FSF Target Fund	FSF Acquiring Fund
Net Assets as of May 30, 2014	$74.23 million (Class A) $25.29 million (Class C) $24.71 million (Class I) $124.23 million (Total) Class FI, Class R and Class R1 have no shares outstanding.	None.
Investment Manager/ Adviser, Subadvisers and Portfolio Managers
Investment Manager:
Legg Mason Partners Fund Advisor, LLC

Subadvisers:
Legg Mason Investment Counsel, LLC Western Asset Management Company (for cash and short-term instruments)

Portfolio Managers:
Christopher Perry, CFA (since June 2014)
Lee Robertson, CFA (since June 2014)
Investment Adviser: [●] [currently Legg Mason Investment Counsel, LLC] Subadvisers: None. Portfolio Managers: Same.
Differences in Investment Manager/Adviser, Subadvisers and Portfolio Managers
The subadviser to the FSF Target Fund, Legg Mason Investment Counsel, LLC, will become the sole investment adviser to the FSF Acquiring Fund as [●], and will be indirectly owned by Stifel.  The FSF Acquiring Fund will have no subadvisers. The portfolio managers of the FSF Acquiring Fund will be the same as the portfolio managers of the FSF Target Fund.

Investment Objective	The Fund seeks long-term capital appreciation by investing primarily in common stocks.	Same.
Primary Investments
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of issuers in the financial services industry. The Fund may invest its assets in securities of foreign financial services companies.
Same.

3

	FSF Target Fund	FSF Acquiring Fund
Investment Strategies and Process
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of issuers in the financial services industry. These companies may include, but are not limited to:

Regional and money center banks
Securities brokerage firms
Asset management companies
Savings banks and thrift institutions
Specialty finance companies (e.g., credit card and mortgage providers)
Insurance and insurance brokerage firms Government sponsored agencies, such as the Government National Mortgage Association Financial conglomerates

For purposes of the Fund’s 80% policy, issuers in the financial services industry include companies that derive more than 50% of their revenues from providing products and services to the financial services industry, including software, hardware, publishing, news services, credit research and ratings services, Internet services and business services.

Equity investments
Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants and rights, securities convertible into common stocks, and securities of other investment companies and of real estate investment trusts.

Derivatives and hedging techniques
The Fund may engage in a variety of transactions using derivatives, such as futures and options on securities, securities indexes or currencies; options on these futures; interest rate or currency swaps; and forward foreign currency transactions.

Foreign investments
The Fund may invest its assets in securities of foreign financial services companies (limited to 25% of total assets, not including American Depositary Receipts).

Exchange-traded funds (ETFs)
The Fund may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange traded funds.

Fixed income investments
The Fund may invest in fixed income securities.

High yield securities
The Fund may invest a portion of its assets in high yield securities (“junk bonds”).

Same (except that references to the “subadviser” are changed to the “adviser”).

4

	FSF Target Fund	FSF Acquiring Fund

Lending of portfolio securities
Consistent with applicable regulatory requirements, the Fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board.

Cash management
The Fund may hold cash pending investment, and may invest in money market instruments for cash management purposes.

Other investments
The Fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI.

Selection process
The Fund invests primarily in equity securities of financial services issuers that the subadviser believes are undervalued and thus may offer above average potential for capital appreciation.  In deciding what securities to buy, the subadviser analyzes an issuer’s financial statements to determine earnings per share potential.  It also reviews, as appropriate, the economy where the issuer does business, the products offered, the issuer’s potential to benefit from industry changes and the strength and goals of management.  The subadviser typically will sell a security in the Fund’s portfolio if that security experiences earnings problems.

Temporary Defensive Investment Strategies
The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing without limit in any type of money market instruments, short-term debt securities or cash without regard to any percentage limitations.  Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Same (except that references to the “subadviser” are changed to the “adviser”).
Distribution
Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc., serves as the Fund’s sole and exclusive distributor and is located at 100 International Drive, Baltimore, Maryland 21202.

Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (“Quasar”), is a third-party mutual fund principal underwriter that serves as the Fund’s distributor.  Quasar is an affiliate of U.S. Bancorp Fund Services, LLC (“USBFS”).  Quasar and USBFS are controlled by U.S. Bank N.A.

Differences in Distribution	The FSF Acquiring Fund will use Quasar as its distributor.

5

	FSF Target Fund	FSF Acquiring Fund
Buying Shares
Generally
You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

You must provide the following information for your order to be processed:
Name of fund being bought
Class of shares being bought
Dollar amount or number of shares being bought
Account number (if existing account)

Through a Service Agent
You should contact your Service Agent to open a brokerage account and make arrangements to buy shares.

Your Service Agent may charge an annual account maintenance fee.

Through the Fund
Investors should contact the Fund at 1-877-721-1926 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the Fund at the following address:

Prior to September 8, 2014

Legg Mason Funds
P.O. Box 55214
Boston, Massachusetts 02205-8504

After September 8, 2014

Regular Mail:
Legg Mason Funds
P.O. Box 9699
Providence, Rhode Island 02940-9699

Express, Certified or Registered Mail:
Legg Mason Funds
4400 Computer Drive
Westborough, MA 01581

Subsequent purchases should be sent to the same address.  Enclose a check to pay for the shares.

Through a Systematic Investment Plan
You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

Generally
You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

You must provide the following information for your order to be processed:
Name of fund being bought
Class of shares being bought
Dollar amount or number of shares being bought
Account number (if existing account)

Through a Service Agent
You should contact your Service Agent to open a brokerage account and make arrangements to buy shares.

Your Service Agent may charge an annual account maintenance fee.

Through the Fund
Investors should contact the Fund at 1-XXX-XXX-XXXX to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the Fund at the following address:

Regular Mail:
 [●] Funds
P.O. Box 701
Milwaukee, WI 53201-0701

Express, Certified or Registered Mail:
[●] Funds
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

Subsequent purchases should be sent to the same address.  Enclose a check to pay for the shares.

Through a Systematic Investment Plan
You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account or (ii) cash held in a brokerage account with a Service Agent, in order to buy shares on a regular basis.

Amounts transferred must meet the applicable minimums

Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

6

FSF Target Fund	FSF Acquiring Fund

Amounts transferred must meet the applicable minimums

Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

The Fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Purchasing Shares by Wire
If you are making your initial investment in the Fund, before wiring funds, the Transfer Agent must have a completed account application.  You can mail or overnight deliver your account application to the Transfer Agent at the above address.  Upon receipt of your completed account application, the Transfer Agent will establish an account on your behalf.  Once your account is established, you may instruct your bank to send the wire.  Your bank must include the name of the Fund, your name and your account number so that monies can be correctly applied.  Your bank should transmit immediately available funds by wire to:
Bank Name: U.S. Bank National Association
ABA No. 075000022
Account Name:  [ ] Funds
Account No. 112-952-137
Further Credit: (Fund Name, Class and Account Number)

The Fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

FSF Target Fund and FSF Acquiring Fund
Investment minimum initial/additional investment ($)
	Class A	Class C	Class I
General	1,000/50	1,000/50	1 million/None*
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	1 million/None*
IRAs	250/50	250/50	1 million/None*
SIMPLE IRAs	None/None	None/None	1 million/None*
Systematic Investment Plans	50/50	50/50	1 million/None*
Clients of Eligible Financial Intermediaries	None/None	N/A	None/None
Eligible Investment Programs	None/None	N/A	None/None
Retirement Plans with omnibus accounts held on the books of the fund and certain rollover IRAs	None/None	None/None	None/None
Other Retirement Plans	None/None	None/None	1 million/None*
Institutional Investors	1,000/50	1,000/50	1 million/None
*	Available to investors investing directly with the Fund.

Differences in Buying Shares
U.S. Bancorp Fund Services, LLC will assume the role of transfer agent from BNY Mellon Investment Servicing (U.S.) Inc.  As a result, telephone numbers and mailing addresses will change.  Purchasing Fund shares by wire will be an additional option for FSF Acquiring Fund shareholders.

Selling Shares
Generally
You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

Generally
You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

7

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

By Mail
Contact your Service Agent or, if you hold shares directly with the Fund, write to the Fund at the following address:

Prior to September 8, 2014

Legg Mason Funds
P.O. Box 55214
Boston, Massachusetts 02205-8504
After September 8, 2014

Regular Mail:
Legg Mason Funds
P.O. Box 9699
Providence, Rhode Island 02940-9699

Express, Certified or Registered Mail:
Legg Mason Funds
4400 Computer Drive
Westborough, MA 01581

Your written request must provide the following:
The fund name, the class of shares being redeemed and your account number
The dollar amount or number of shares being redeemed
Signature of each owner exactly as the account is registered
Signature guarantees, as applicable

By Telephone
If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the Fund, call the Fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information. Please have the following information ready when you call:
Name of fund being redeemed
Class of shares being redeemed
Account number

Automatic Cash Withdrawal Plans

You may be permitted to schedule automatic redemptions of a portion of your shares.  To qualify, you must own shares of the Fund with a value of at least $10,000 ($5,000 for Retirement Plan accounts) and each automatic redemption must be at least $50.

The following conditions apply:

Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually
If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year
You must elect to have all dividends and distributions reinvested

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

By Mail
Contact your Service Agent or, if you hold shares directly with the Fund, write to the Fund at the following address:

Regular Mail:
[●] Funds
P.O. Box 701
Milwaukee, WI 53201-0701

Express, Certified or Registered Mail:
[●] Funds
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

Your written request must provide the following:
The fund name, the class of shares being redeemed and your account number
The dollar amount or number of shares being redeemed
Signature of each owner exactly as the account is registered
Signature guarantees, as applicable

By Telephone
If your account application permits, you may be eligible to redeem shares by telephone.  Contact your Service Agent or, if you hold shares directly with the Fund, call the Fund at 1-XXX-XXX-XXXX between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information.  Please have the following information ready when you call:
Name of fund being redeemed
Class of shares being redeemed
Account number

Automatic Cash Withdrawal Plans

You may be permitted to schedule automatic redemptions of a portion of your shares.  To qualify, you must own shares of the Fund with a value of at least $10,000 ($5,000 for Retirement Plan accounts) and each automatic redemption must be at least $50.

The following conditions apply:

Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually
If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year
You must elect to have all dividends and distributions reinvested

8

Exchanging Shares
You may exchange shares of the Fund for the same class of shares of other funds sold by the distributor on any day that both the Fund and the fund into which you are exchanging are open for business by telephone, by mail, or through a systematic exchange plan.  For investors who qualify as Clients of Eligible Financial Intermediaries and participate in Eligible Investment Programs made available through their financial intermediaries (such as investors in fee-based advisory or mutual fund “wrap” programs), an exchange may be made from Class A or Class C shares to Class I shares of the same fund under certain limited circumstances.

You may exchange shares of the Fund for the same class of shares of other funds within the TAP Trust managed by the adviser on any day that both the Fund and the fund into which you are exchanging are open for business by telephone, by mail, or through a systematic exchange plan.  For investors who qualify as Clients of Eligible Financial Intermediaries and participate in Eligible Investment Programs made available through their financial intermediaries (such as investors in fee-based advisory or mutual fund “wrap” programs), a conversion may be made from Class A or Class C shares to Class I shares of the same fund under certain limited circumstances.

Differences in Selling or Exchanging Shares
U.S. Bancorp Fund Services, LLC will assume the role of transfer agent from BNY Mellon Investment Servicing (U.S.) Inc.  As a result, telephone numbers and mailing addresses will change.  Because the Acquiring Funds’ distributor will be different, exchanges may only be made between Funds within the TAP Trust managed by the adviser (immediately following the Reorganizations, the SAF Acquiring Fund and the MTI Acquiring Fund).  Conversions may be made between share classes of the same Acquiring Fund under certain limited circumstances.

Reinstatement Privileges (New Feature of the Acquiring Fund’s Class A and Class C Shares Only)
If you sell (redeem) Class A or Class C shares of the FSF Acquiring Fund and withdraw your money from the Fund, you may reinstate into the same account, within 365 days of the date of your redemption, without paying either a front-end sales charge if you paid a front-end sales charge when you originally purchased your shares or a Contingent Deferred Sales Charge (“CDSC”) if you paid a CDSC when you sold your shares. For purposes of the CDSC, you would be credited with the amount of the CDSC proportional to the amount reinvested. Reinstated shares will continue to age, as applicable, from the date that you bought your original shares. This privilege can be used only once per calendar year per account. Contact your financial intermediary or [insert contact information for direct shareholders] for additional information. You must identify and provide information to the fund or your financial intermediary, as applicable, regarding your historical purchases and holdings, and you should also retain any records necessary to substantiate historical transactions and costs because the funds, their transfer agent, and financial intermediaries will not be responsible for providing this information.

Comparison of Principal Risks

A summary of the principal risks of investing in the FSF Target Fund and FSF Acquiring Fund are set forth below.  References to the “Fund” apply equally to the FSF Target Fund and the FSF Acquiring Fund, as the principal risks of the two Funds are the same. References to the “subadviser” for the FSF Target Fund will apply equally to the “adviser” in the FSF Acquiring Fund.

Risk is inherent in all investing. There is no assurance that the Fund will meet its investment objective.  The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly.  You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments.  The following is a summary description of certain risks of investing in the Fund.

Stock market and equity securities risk.  The securities markets are volatile and the market prices of the Fund’s securities may decline generally.  Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions.  If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

9

Financial services companies risk.  The Fund is subject to the risk of concentrating investments in financial services companies, which makes it more susceptible to factors adversely affecting issuers within that industry than would a financial services fund investing in a more diversified portfolio of securities.  Economic downturns, credit losses and severe price competition can negatively affect this industry.  The profitability of financial services companies is dependent on the availability and cost of capital and can fluctuate significantly when interest rates change.  Financial services companies are also subject to extensive government regulation.  The impact of recent legislation on any individual company or on the industry as a whole cannot be predicted.

Fixed income securities risk.  Fixed income securities are subject to a number of risks, including credit, market and interest rate risks.  Credit risk is the risk that the issuer or obligor will not make timely payments of principal and interest.  Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  Market risk is the risk that the fixed income markets may become volatile and less liquid, and the market value of an investment may move up or down, sometimes quickly or unpredictably.  Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. In general, the longer the maturity and the lower the credit quality of a fixed income security, the more likely its value will decline.

Foreign investments risk.  The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk.  Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets.  The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

The risks of foreign investments are heightened when investing in issuers in emerging market countries.

Currency risk.  The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change.  Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses.  Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Issuer risk.  The value of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, often due to disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.  The Fund may experience a substantial or complete loss on an individual security.  Historically, the prices of securities of small and medium capitalization companies have generally gone up or down more than those of large capitalization companies, although even large capitalization companies may fall out of favor with investors.

Non-diversification risk.  The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.  To the extent the Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Value investing risk. The value approach to investing involves the risk that stocks may remain undervalued.  Value stocks may underperform the overall equity market while the market concentrates on growth stocks.

Model risk.  The subadviser’s investment models may not adequately take into account certain factors and may result in the Fund having a lower return than if the Fund were managed using another model or investment strategy.

Liquidity risk.  Some assets held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil.  Illiquid assets may also be difficult to value.  If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Valuation risk.  The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.  Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology.

10

Portfolio selection risk.  The value of your investment may decrease if the subadviser’s judgment about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements is incorrect.

Risk of increase in expenses.  Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons.  For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease.  Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Comparison of Fees and Expenses

The tables below compare the fees and expenses of the shares of the FSF Target Fund and FSF Acquiring Fund based on the fees and expenses of the FSF Target Fund as of March 31, 2014 and estimated expenses of the FSF Acquiring Fund, which has not yet commenced operations.  If the Reorganization is consummated, holders of Class A, C, and I shares of the FSF Target Fund will receive, respectively, Class A, C, and I shares of the FSF Acquiring Fund.  The FSF Target Fund no longer offers Class FI, R or R1 shares for purchase by new or existing investors and no shares of these classes are currently outstanding.

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the [●] Funds or the [●] Funds, respectively.  More information about these and other discounts is available in Appendix C.

FSF Target Fund

Shareholder fees
(fees paid directly from your investment)
	Class A	Class C	Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	Generally, none	1.00	None
Small account fee1	$15	$15	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management fees	0.80	0.80	0.80
Distribution and service (12b-1) fees	0.25	1.00	None
Other expenses	0.41	0.33	0.25
Total annual fund operating expenses	1.46	2.13	1.05
1 If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

FSF Acquiring Fund (Pro Forma)

Shareholder fees
(fees paid directly from your investment)
	Class A	Class C	Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	Generally, none	1.00	None
Small account fee1	$15	$15	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management fees	0.80	0.80	0.80
Distribution and service (12b-1) fees	0.25	1.00	None
Other expenses	0.40	0.32	0.24
Total annual fund operating expenses	1.45	2.12	1.04
1 If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

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Comparison of Expense Limitation.  The total annual operating expenses for each class of the FSF Acquiring Fund through December 31, 2016 are expected to be slightly lower than for the FSF Target Fund.  LMPFA, investment manager to the FSF Target Fund, entered into an agreement with the PET Trust in which it agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.50% for Class A shares, 2.25% for Class C shares, and 1.25% for Class I shares.  These arrangements cannot be terminated prior to December 31, 2015 without the PET Board of Trustees’ consent.  LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limits described above.  [●], adviser to the FSF Acquiring Fund, has entered into an identical expense limitation agreement with the TAP Trust as to each share class with the same expense caps, although [●]’s arrangements with the TAP Trust cannot be terminated or amended to increase the level of the expense cap prior to December 31, 2016.  After that date, the arrangements may be terminated or amended at any time by the TAP Board of Trustees upon 60 days’ notice to [●] or by[●]with consent of the TAP Board of Trustees.  [●] is permitted to recapture amounts waived and/or reimbursed to a class within the same fiscal year in which [●] earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limits described above.

Expense Example:

The Expense Example below is intended to help you compare the cost of investing in the FSF Target Fund and the FSF Acquiring Fund, with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

FSF Target Fund

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	715	1,010	1,326	2,222
Class C (with redemption at end of period)	316	667	1,144	2,462
Class C (without redemption at end of period)	216	667	1,144	2,462
Class I (with or without redemption at end of period)	107	334	579	1,282

FSF Acquiring Fund (Pro Forma)

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	714	1,007	1,322	2,210
Class C (with redemption at end of period)	315	664	1,139	2,452
Class C (without redemption at end of period)	215	664	1,139	2,452
Class I (with or without redemption at end of period)	106	331	574	1,271

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Performance Information

Performance information for the FSF Acquiring Fund is not presented because the FSF Acquiring Fund has not yet commenced operations.  As the accounting successor to the FSF Target Fund, the FSF Acquiring Fund will assume the FSF Target Fund’s historical performance after the Reorganization. As a result, the bar chart and table below illustrate the risks of investing in the FSF Acquiring Fund and the FSF Target Fund. The bar chart shows changes in the FSF Target Fund’s performance from year to year for Class C shares.  The table shows the average annual total returns of each class of the FSF Target Fund and also compares the FSF Target Fund’s performance with the average annual total returns of an index or other benchmark.  The S&P Financials Index is a subset of, and one of ten sectors represented in, the S&P 500 Index.  The FSF Target Fund’s past performance (before and after taxes) is not necessarily an indication of how the FSF Target Fund or, if the Reorganization is approved and consummated, the FSF Acquiring Fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Best Quarter (03/31/2012): 13.74    Worst Quarter (09/30/2011): (15.14)
The year-to-date return as of the most recent calendar quarter, which ended 06/30/2014, was (0.78)%.

Average annual total returns (%)
(for periods ended December 31, 2013)

Class C	1 year	5 years	10 years	Since inception	Inception date
Return before taxes	38.12	14.26	6.05
Return after taxes on distributions	38.12	14.26	5.35
Return after taxes on distributions and sale of fund shares	21.58	11.48	4.94

Other Classes (Return before taxes only)
Class A	31.97	13.72	6.18
Class I1	40.70	15.38	N/A	9.10	03/25/2008
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.39	17.94	7.40
S&P Financials Index (reflects no deduction for fees, expenses or taxes)	35.63	13.75	(0.26)
1 For Class I shares, for the period from the class’ inception date to December 31, 2013, the average total return of the S&P 500 Index and the S&P Financials Index was 7.92% and (1.34)%, respectively.

The performance information for the periods prior to March 16, 2007 is that of the Legg Mason Financial Services Fund (the “LM Fund”).  The FSF Target Fund’s predecessor acquired the assets and liabilities of the LM Fund in a reorganization on March 16, 2007 (the “March 2007 Reorganization”).  The LM Fund offered classes of shares similar to the FSF Target Fund’s Class A and Class C shares, known as the Financial Intermediary Class and Primary Class, respectively.  The LM Fund’s performance and financial history have been adopted by the FSF Target Fund and, for periods prior to March 16, 2007, are included in the FSF Target Fund’s performance and financial history.  Class A shares are carrying forward the performance of the LM Fund’s Financial Intermediary Class shares and Class C shares are carrying forward the performance of the LM Fund’s Primary Class shares.  The total returns for Class C shares in the bar chart above for the periods prior to March 16, 2007 are those of the LM Fund’s Primary Class, which have not been restated to reflect any difference in expenses and do not reflect the impact of sales charges.  If they did, the returns would be lower than those shown.

13

The performance for the FSF Target Fund’s Class A and Class C shares in the table for the periods prior to March 16, 2007 has been restated to reflect differences in sales charges but has not been restated to reflect differences in expenses.

After-Tax Returns

The after-tax returns are shown only for Class C shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns for classes other than Class C will vary from returns shown for Class C.

Portfolio Turnover

The FSF Target Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the FSF Target Fund’s performance.  During the most recent fiscal year, the FSF Target Fund’s portfolio turnover rate was 14% of the average value of its portfolio. As the FSF Acquiring Fund has not commenced investment operations, its portfolio turnover rate is not available.

Capitalization

Each of the FSF Target Fund and the FSF Acquiring Fund offer Class A, Class C and Class I shares.  Shares of the FSF Acquiring Fund have not yet been offered to the public. The following table sets forth the capitalization of the FSF Target Fund and that of the FSF Acquiring Fund on a pro forma basis, as of June 30, 2014.  The FSF Acquiring Fund will not have any assets until after the closing of the Reorganization, but the table reflects the amount it would have if the Closing Date were June 30, 2014.

Fund Capitalization as of June 30, 2014	Net Assets (000 omitted)	Shares Outstanding (000 omitted)	Net Asset Value Per Share
FSF Target Fund Class A	$76,073	4,077	$18.66
FSF Acquiring Fund Class A (pro forma)	$76,073	4,077	$18.66
FSF Target Fund Class C	$25,464	1,445	$17.63
FSF Acquiring Fund Class C (pro forma)	$25,464	1,445	$17.63
FSF Target Fund Class I	$25,394	1,356	$18.74
FSF Acquiring Fund Class I (pro forma)	$25,394	1,356	$18.74

* * * * * * * * * * * * *

The preceding is only a summary of certain information contained in this Proxy Statement relating to the Reorganization.  This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement, the Target Fund’s Prospectus and Statement of Additional Information, and the Plan.   Shareholders should read this entire Proxy Statement carefully.

PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION FOR THE LEGG MASON INVESTMENT COUNSEL SOCIAL AWARENESS FUND

The Proposal requests your approval of the Reorganization of the SAF Target Fund into the SAF Acquiring Fund.  In considering whether to approve the Proposal please review the following information.

Comparison of the SAF Target Fund to the SAF Acquiring Fund

The SAF Acquiring Fund has been organized as a new series of the TAP Trust solely for the purpose of acquiring the SAF Target Fund’s assets and continuing its investment strategy and will not conduct any investment operations until after the closing of the Reorganization.  The SAF Target Fund and the SAF Acquiring Fund have identical investment objectives and substantially similar strategies, which are presented in the table below.

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	SAF Target Fund	SAF Acquiring Fund
Form of Organization	A diversified series of the PET Trust, an open-end management investment company organized as a Maryland statutory trust.	A diversified series of the TAP Trust, an open-end management investment company organized as a Delaware statutory trust.
Differences in Form of Organization
The differences between a Maryland and Delaware statutory trust are negligible with regard to the operations of the Fund.  The most significant difference between the two Trusts is that each is overseen by completely different Boards of Trustees.  However, please see Appendix [E1] for a more comprehensive comparison between these two forms of organization.

Net Assets as of May 30, 2014	$127.43 million (Class A) $5.77 million (Class B) $13.89 million (Class C) $2.88 million (Class I) $149.97 million (Total) Class FI, Class R and Class R1 have no shares outstanding.	None.
Investment Manager/ Adviser, Subadvisers and Portfolio Managers
Investment Manager:
Legg Mason Partners Fund Advisor, LLC

Subadvisers:
Legg Mason Investment Counsel, LLC
Western Asset Management Company (for cash and short-term instruments)

Portfolio Managers:
Ronald T. Bates (since December 2006)
Aimee M. Eudy (since May 2012)
Investment Adviser: [●], [currently Legg Mason Investment Counsel, LLC] Subadvisers: None. Portfolio Managers: Same.
Differences in Investment Manager/ Adviser, Subadvisers and Portfolio Managers
The subadviser to the SAF Target Fund, Legg Mason Investment Counsel, LLC, will become the sole investment adviser to the SAF Acquiring Fund as [●], [currently LMIC], which will be indirectly owned by Stifel.  The SAF Acquiring Fund will have no subadvisers. The portfolio managers of the SAF Acquiring Fund will be the same as the portfolio managers of the SAF Target Fund.

Fund Name	Legg Mason Investment Counsel Social Awareness Fund	[●] Socially Responsive Balanced Fund
Investment Objective	The Fund seeks to provide high total return consisting of capital appreciation and current income.	Same.
Primary Investments
The Fund invests primarily in common stocks and other equity securities of U.S. companies. The Fund targets a 30% investment (normally between 25% and 35%) in fixed income securities which are primarily investment grade and may be of any maturity.  The Fund may also invest a portion of its assets in equity and debt securities of foreign issuers.  The Fund emphasizes companies that offer both attractive investment opportunities and demonstrate a positive awareness of their impact on the society in which they operate, relative to other companies in their industries.

The Fund invests in a mix of socially responsive common stocks and other equity securities of U.S. companies and socially responsive fixed income securities which are primarily investment grade and may be of any maturity. Normally the Fund will maintain at least 65% of the value of its assets in equity securities and at least 25% of the value of its assets in fixed income securities.  The Fund may also invest a portion of its assets in equity and debt securities of foreign issuers.  The Fund is designed to consider both financial and social criteria in all of its investment decisions, emphasizing companies that offer both attractive investment opportunities and demonstrate a positive awareness of their impact on the society in which they operate, relative to other companies in their industries. Social factors considered include fair and reasonable employment practices, respect for human rights, and environmental impacts. In addition the fund avoids companies that manufacture weapons of mass destruction or have significant revenue from non-nuclear weaponry or tobacco production or sale.

15

	SAF Target Fund	SAF Acquiring Fund
Differences in Primary Investments
The SAF Acquiring Fund will include “Balanced” in its name.  Though the SAF Acquiring Fund’s name is different, the way in which the SAF Target Fund is being managed, and the way in which the SAF Acquiring Fund will be managed, does not materially differ.  This is because a mutual fund that holds itself out as “balanced” should invest at least 25% of its assets in fixed income securities, which reflects the current investment program for the SAF Target Fund.

The SAF Acquiring Fund, unlike the SAF Target Fund, will maintain at least 65% of the value of its assets in equity securities.

The SAF Acquiring Fund also provides a more detailed description of the social factors used in determining what is a socially responsive equity or fixed income company.

Investment Strategies and Process

Equity investments
Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants and rights, securities convertible into common stocks, and securities of other investment companies and of real estate investment trusts.

Equity investments Same.

Fixed income investments
Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed.  Fixed income securities are commonly referred to as “debt,” “debt obligations,” “bonds” or “notes.”  The issuer of the fixed income security usually pays a fixed, variable or floating rate of interest, and repays the amount borrowed, usually at the maturity of the security.  Some fixed income securities, however, do not pay current interest but are sold at a discount from their face values.  Other fixed income securities may make periodic payments of interest and/or principal.  Some fixed income securities are partially or fully secured by collateral supporting the payment of interest and principal.

Fixed income investments Same.
	Foreign investments The Fund may invest a portion of its assets, generally less than 15% (but not more than 25%), in securities of foreign issuers.	Foreign investments Same.

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SAF Target Fund	SAF Acquiring Fund
Cash management The Fund may hold cash pending investment, and may invest in money market instruments for cash management purposes.	Cash management Same.
Other investments The Fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI.	Other investments Same.

Selection process
The portfolio managers believe that there is a direct correlation between companies that demonstrate an acute awareness of their impact on the society within which they operate and companies that offer attractive long-term investment potential.  The portfolio managers believe that addressing social issues in a positive manner can translate into sound business.  For example, by ensuring a product or service does not negatively impact the environment, a company can avoid costly litigation and clean-up costs; by maintaining positive standards for the workplace and a diverse employee population, a company can better ensure access to quality management talent and improved productivity; and by becoming more involved in the community, a company can enhance its consumer franchise.  The portfolio managers also believe that top quality management teams that successfully balance their companies’ business interests with their social influences can gain long-term competitive advantages, which may result in increased shareholder value and, therefore, make the company’s shares a better investment.  The Fund is designed to consider both financial and social criteria in all of its investment decisions.

The portfolio managers will use their best efforts to assess a company’s social performance.  This analysis will be based on present activities, and will not preclude securities solely because of past activities.  The portfolio managers will monitor the social progress or deterioration of each company in which the Fund invests.

Equity securities.  The Fund invests in a broad range of companies, industries and sectors, without regard to market capitalization.  The portfolio managers use a “core” approach to selecting equity securities.  In selecting individual equity securities, the portfolio managers look for companies they believe are undervalued.  Specifically, the portfolio managers look for:
Attractive risk-adjusted price/earnings ratio, relative to growth
Positive earnings trends
Favorable financial condition
Selection process Same (except that “Social Awareness Criteria” will be renamed “Socially Responsive Criteria”).

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	SAF Target Fund	SAF Acquiring Fund

Fixed income securities. In selecting fixed income investments, the portfolio managers:
Determine sector and maturity weightings based on intermediate- and long-term assessments of the economic environment and interest rate outlook
Use fundamental analysis to determine the relative value of bond issues
Identify undervalued bonds and attempt to avoid bonds that may be subject to credit downgrades.

Social awareness criteria. The portfolio managers consider whether, relative to other companies in an industry, a company that meets these investment criteria is also sensitive to social issues related to its products, services, or methods of doing business.

Social awareness factors considered include:
Fair and reasonable employment practices
Contributions to the general well-being of the citizens of its host communities and countries and respect for human rights
Efforts and strategies to minimize the negative impact of business activities and to preserve the earth’s ecological heritage with those environmental policies, practices and procedures that are currently acceptable, or are exhibiting improvement
Avoidance of investments in companies that:
Manufacture nuclear weapons or other weapons of mass destruction
Derive more than 5% of their revenue from the production of non-nuclear weaponry
Derive more than 5% of their revenue from the production or sales of tobacco

Temporary Defensive Investment Strategies
The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing without limit in any type of money market instruments, short-term debt securities or cash without regard to any percentage limitations.  Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Same (except that references to the “subadviser” are changed to the “adviser”).
Distribution
Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc., serves as the Fund’s sole and exclusive distributor and is located at 100 International Drive, Baltimore, Maryland 21202.

Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (“Quasar”), is a third-party mutual fund principal underwriter that serves as the Fund’s distributor.  Quasar is an affiliate of U.S. Bancorp Fund Services, LLC (“USBFS”).  Quasar and USBFS are controlled by U.S. Bank N.A.

18

	SAF Target Fund	SAF Acquiring Fund
Differences in Distribution	The SAF Acquiring Fund will use Quasar as its distributor.
Buying Shares
Generally
You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

You must provide the following information for your order to be processed:
Name of Fund being bought
Class of shares being bought
Dollar amount or number of shares being bought
Account number (if existing account)

Through a Service Agent
You should contact your Service Agent to open a brokerage account and make arrangements to buy shares.

Your Service Agent may charge an annual account maintenance fee.

Through the Fund
Investors should contact the Fund at 1-877-721-1926 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the Fund at the following address:

Prior to September 8, 2014

Legg Mason Funds
P.O. Box 55214
Boston, Massachusetts 02205-8504

After September 8, 2014

Regular Mail:
Legg Mason Funds
P.O. Box 9699
Providence, Rhode Island 02940-9699

Express, Certified or Registered Mail:
Legg Mason Funds
4400 Computer Drive
Westborough, MA 01581

Subsequent purchases should be sent to the same address.  Enclose a check to pay for the shares.

Through a Systematic Investment Plan
You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

Generally
You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

You must provide the following information for your order to be processed:
Name of Fund being bought
Class of shares being bought
Dollar amount or number of shares being bought
Account number (if existing account)

Through a Service Agent
You should contact your Service Agent to open a brokerage account and make arrangements to buy shares.

Your Service Agent may charge an annual account maintenance fee.

Through the Fund
Investors should contact the Fund at 1-XXX-XXX-XXXX to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the Fund at the following address:

Regular Mail:
[●] Funds
P.O. Box 701
Milwaukee, WI 53201-0701

Express, Certified or Registered Mail:
[●] Funds
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

Subsequent purchases should be sent to the same address.  Enclose a check to pay for the shares.

Through a Systematic Investment Plan
You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account or (ii) cash held in a brokerage account with a Service Agent, in order to buy shares on a regular basis.

Amounts transferred must meet the applicable minimums

Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

19

SAF Target Fund	SAF Acquiring Fund

Amounts transferred must meet the applicable minimums

Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

The Fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

Purchasing Shares by Wire
If you are making your initial investment in the Fund, before wiring funds, the Transfer Agent must have a completed account application.  You can mail or overnight deliver your account application to the Transfer Agent at the above address.  Upon receipt of your completed account application, the Transfer Agent will establish an account on your behalf.  Once your account is established, you may instruct your bank to send the wire.  Your bank must include the name of the Fund, your name and your account number so that monies can be correctly applied.  Your bank should transmit immediately available funds by wire to:

Bank Name: U.S. Bank National Association
ABA No. 075000022
Account Name:  [  ] Funds
Account No. 112-952-137
Further Credit: (Fund Name, Class and Account Number)

The Fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Reinstatement Privileges (New Feature of the Acquiring Fund’s Class A and Class C Shares Only)
If you sell (redeem) Class A or Class C shares of the SAF Acquiring Fund and withdraw your money from the Fund, you may reinstate into the same account, within 365 days of the date of your redemption, without paying either a front-end sales charge if you paid a front-end sales charge when you originally purchased your shares or a Contingent Deferred Sales Charge (“CDSC”) if you paid a CDSC when you sold your shares. For purposes of the CDSC, you would be credited with the amount of the CDSC proportional to the amount reinvested. Reinstated shares will continue to age, as applicable, from the date that you bought your original shares. This privilege can be used only once per calendar year per account. Contact your financial intermediary or [insert contact information for direct shareholders] for additional information. You must identify and provide information to the fund or your financial intermediary, as applicable, regarding your historical purchases and holdings, and you should also retain any records necessary to substantiate historical transactions and costs because the funds, their transfer agent, and financial intermediaries will not be responsible for providing this information.

SAF Target Fund and SAF Acquiring Fund
Investment minimum initial/additional investment ($)
	Class A	Class B1	Class C	Class I
General	1,000/50	1,000/50	1,000/50	1 million/None*
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	1,000/50	1 million/None*
IRAs	250/50	250/50	250/50	1 million/None*
SIMPLE IRAs	None/None	None/None	None/None	1 million/None*
Systematic Investment Plans	50/50	50/50	50/50	1 million/None*
Clients of Eligible Financial Intermediaries	None/None	N/A	N/A	None/None
Eligible Investment Programs	None/None	N/A	N/A	None/None
Retirement Plans with omnibus accounts held on the books of the fund and certain rollover IRAs	None/None	N/A	None/None	None/None
Other Retirement Plans	None/None	None/None	None/None	1 million/None*
Institutional Investors	1,000/50	1,000/50	1,000/50	1 million/None
1 Class B shares are not available for purchase by new or existing investors.  Class B shares will continue to be available for dividend reinvestment and incoming exchanges.
*	Available to investors investing directly with the Fund.

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Differences in Buying Shares
U.S. Bancorp Fund Services, LLC will assume the role of transfer agent from BNY Mellon Investment Servicing (U.S.) Inc.  As a result, telephone numbers and mailing addresses will change.  Purchasing Fund shares by wire will be an additional option for SAF Acquiring Fund shareholders.

Selling Shares
Generally
You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

By Mail
Contact your Service Agent or, if you hold shares directly with the Fund, write to the Fund at the following address:

Prior to September 8, 2014

Legg Mason Funds
P.O. Box 55214
Boston, Massachusetts 02205-8504

After September 8, 2014

Regular Mail:
Legg Mason Funds
P.O. Box 9699
Providence, Rhode Island 02940-9699

Express, Certified or Registered Mail:
Legg Mason Funds
4400 Computer Drive
Westborough, MA 01581

Your written request must provide the following:
The fund name, the class of shares being redeemed and your account number
The dollar amount or number of shares being redeemed
Signature of each owner exactly as the account is registered
Signature guarantees, as applicable

By Telephone
If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the Fund, call the Fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information. Please have the following information ready when you call:
Name of fund being redeemed
Class of shares being redeemed
Account number

Generally
You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

By Mail
Contact your Service Agent or, if you hold shares directly with the Fund, write to the Fund at the following address:

Regular Mail:
[●] Funds
P.O. Box 701
Milwaukee, WI 53201-0701

Express, Certified or Registered Mail:
[●] Funds
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

Your written request must provide the following:
The fund name, the class of shares being redeemed and your account number
The dollar amount or number of shares being redeemed
Signature of each owner exactly as the account is registered
Signature guarantees, as applicable

By Telephone
If your account application permits, you may be eligible to redeem shares by telephone.  Contact your Service Agent or, if you hold shares directly with the Fund, call the Fund at 1-XXX-XXX-XXXX between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information.  Please have the following information ready when you call:
Name of fund being redeemed
Class of shares being redeemed
Account number

21

Automatic Cash Withdrawal Plans

You may be permitted to schedule automatic redemptions of a portion of your shares.  To qualify, you must own shares of the Fund with a value of at least $10,000 ($5,000 for Retirement Plan accounts) and each automatic redemption must be at least $50.

The following conditions apply:

Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually
If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year
You must elect to have all dividends and distributions reinvested

Automatic Cash Withdrawal Plans

You may be permitted to schedule automatic redemptions of a portion of your shares.  To qualify, you must own shares of the Fund with a value of at least $10,000 ($5,000 for Retirement Plan accounts) and each automatic redemption must be at least $50.

The following conditions apply:

Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually
If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year
You must elect to have all dividends and distributions reinvested

Exchanging Shares
You may exchange shares of the Fund for the same class of shares of other funds sold by the distributor on any day that both the Fund and the fund into which you are exchanging are open for business by telephone, by mail, or through a systematic exchange plan.  For investors who qualify as Clients of Eligible Financial Intermediaries and participate in Eligible Investment Programs made available through their financial intermediaries (such as investors in fee-based advisory or mutual fund “wrap” programs), an exchange may be made from Class A or Class C shares to Class I shares of the same fund under certain limited circumstances.

You may exchange shares of the Fund for the same class of shares of other funds within the TAP Trust managed by the adviser on any day that both the Fund and the fund into which you are exchanging are open for business by telephone, by mail, or through a systematic exchange plan.  For investors who qualify as Clients of Eligible Financial Intermediaries and participate in Eligible Investment Programs made available through their financial intermediaries (such as investors in fee-based advisory or mutual fund “wrap” programs), a conversion may be made from Class A or Class C shares to Class I shares of the same fund under certain limited circumstances.

Differences in Selling or Exchanging Shares
U.S. Bancorp Fund Services, LLC will assume the role of transfer agent from BNY Mellon Investment Servicing (U.S. Inc.  As a result, telephone numbers and mailing addresses will change.  Because the Acquiring Funds’ distributor will be different, exchanges may only be made between Funds within the TAP Trust managed by the adviser (immediately following the Reorganizations, the FSF Acquiring Fund and the MTI Acquiring Fund).  Conversions may be made between share classes of the same Acquiring Fund under certain limited circumstances.

Comparison of Principal Risks

A summary of the principal risks of investing in the SAF Target Fund and SAF Acquiring Fund are set forth below.  References to the “Fund” apply equally to the SAF Target Fund and the SAF Acquiring Fund, as the principal risks of the two Funds are the same. References to the “subadviser” for the SAF Target Fund apply equally to the “adviser” for the SAF Acquiring Fund.

22

Risk is inherent in all investing. There is no assurance that the Fund will meet its investment objective.  The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly.  You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments.  The Fund may take temporary defensive positions; in such a case, the Fund will not be pursuing its principal investment strategies.  The following is a summary description of certain risks of investing in the Fund.

Stock market and equity securities risk.  The securities markets are volatile and the market prices of the Fund’s securities may decline generally.  Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions.  If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Recent market events risk.  The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.  In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels.  More recently, the Federal Reserve has reduced its market support activities.  Further reduction or withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as result in higher interest rates, increase market volatility and reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult for the subadviser, and whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.  In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation.  The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Fixed income securities risk.  Fixed income securities are subject to a number of risks, including credit, market and interest rate risks.  Credit risk is the risk that the issuer or obligor will not make timely payments of principal and interest.  Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  Market risk is the risk that the fixed income markets may become volatile and less liquid, and the market value of an investment may move up or down, sometimes quickly or unpredictably.  Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. In general, the longer the maturity and the lower the credit quality of a fixed income security, the more likely its value will decline.

Social awareness criteria risk.  The Fund’s universe of investments may be smaller than that of other funds because of the Fund’s social awareness criteria.  Socially aware companies may underperform similar companies without social awareness policies or the market as a whole.  They may also fall out of favor with investors.  The Fund’s social awareness policy may also prevent investment in certain attractive opportunities that would be otherwise consistent with the Fund’s investment objective and investment strategies.

Issuer risk.  The value of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, often due to disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.  The Fund may experience a substantial or complete loss on an individual security.  Historically, the prices of securities of small and medium capitalization companies have generally gone up or down more than those of large capitalization companies, although even large capitalization companies may fall out of favor with investors.

Liquidity risk.  Some assets held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil.  These illiquid assets may also be difficult to value.  If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Foreign investments and emerging market risk.  The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk.  Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets.  The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

23

The risks of foreign investments are heightened when investing in issuers in emerging market countries.

Currency risk.  The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change.  Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses.  Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Portfolio selection risk.  The value of your investment may decrease if the subadviser’s judgment about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements is incorrect.

Valuation risk.  The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.  Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology.

Risk of increase in expenses.  Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons.  For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease.  Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Comparison of Fees and Expenses

The tables below compare the fees and expenses of the shares of the SAF Target Fund and SAF Acquiring Fund based on the fees and expenses of the SAF Target Fund as of January 31, 2014 and estimated expenses of the SAF Acquiring Fund, which has not yet commenced operations.  If the Reorganization is consummated, holders of Class A, B, C and I shares of the SAF Target Fund will receive, respectively, Class A, B, C and I shares of the SAF Acquiring Fund.  The SAF Target Fund no longer offers Class B, FI, R or R1 shares for purchase by new or existing investors.  No shares of Class FI, R or R1 are currently outstanding. Class B shares will continue to be available for dividend reinvestment and incoming exchanges.

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the [●] Funds or the [●] Funds, respectively.  More information about these and other discounts is available in Appendix C.

SAF Target Fund

Shareholder fees
(fees paid directly from your investment)
	Class A	Class B	Class C	Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	Generally, none	5.00	1.00	None
Small account fee1	$15	$15	$15	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class I
Management fees	0.65	0.65	0.65	0.65
Distribution and service (12b-1) fees	0.25	1.00	1.00	None
Other expenses	0.37	0.74	0.33	0.42
Total annual fund operating expenses	1.27	2.39	1.98	1.07
Fees waived and/or expenses reimbursed	N/A	N/A	N/A	-0.072
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.27	2.39	1.98	1.00
1 If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the Fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.
2 LMPFA has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed  1.00% for Class I shares.  This arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.  LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limits described above.

24

SAF Acquiring Fund (Pro Forma)

Shareholder fees
(fees paid directly from your investment)
	Class A	Class B	Class C	Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	Generally, none	5.00	1.00	None
Small account fee1	$15	$15	$15	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class I
Management fees	0.65	0.65	0.65	0.65
Distribution and service (12b-1) fees	0.25	1.00	1.00	None
Other expenses	0.35	0.74	0.32	0.42
Total annual fund operating expenses	1.25	2.39	1.97	1.07
Fees waived and/or expenses reimbursed				-0.072
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.25	2.39	1.97	1.00
1 If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the Fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the Fund’s books and records.
2 [●] has agreed to waive fees and reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.27% for Class A shares, 2.39% for Class B shares, 1.98% for Class C shares and  1.00% for Class I shares.  These arrangements cannot be terminated or amended to increase the level of the expense cap prior to December 31, 2016.  After that date, the arrangement may be terminated or amended at any time by the TAP Board of Trustees upon 60 days’ notice to[●] or by[●] with the consent of the TAP Board of Trustees.  [●] is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limits described above.

Comparison of Expense Limitation.  The total annual operating expenses for the SAF Acquiring Fund through December 31, 2016 are expected to be the same as or slightly lower than for the SAF Target Fund.  LMPFA, investment manager to the SAF Target Fund, entered into an agreement with the PET Trust in which it agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.00% for Class I shares.  This arrangement cannot be terminated prior to December 31, 2015 without the PET Board of Trustees’ consent.  LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limits described above.  [●], adviser to the SAF Acquiring Fund, has entered into an expense limitation agreement with the TAP Trust as to the Class I shares with the same expense cap, and has also agreed to waive fees and reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed  1.27% for Class A shares, 2.39% for Class B shares and 1.98% for Class C shares, although [●]’s arrangements with the TAP Trust cannot be terminated or amended to increase the level of the expense cap prior to December 31, 2016.  After that date, the arrangement may be terminated or amended at any time by the TAP Board of Trustees upon 60 days’ notice to[●] or by[●] with the consent of the TAP Board of Trustees.  [●] is permitted to recapture amounts waived and/or reimbursed to a class within the same fiscal year in which [●] earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limits described above.

25

Expense Example:

The Expense Example below is intended to help you compare the cost of investing in the SAF Target Fund and the SAF Acquiring Fund, with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

SAF Target Fund

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	697	954	1,231	2,020
Class B (with redemption at end of period)	742	1,045	1,375	2,447
Class B (without redemption at end of period)	242	745	1,275	2,447
Class C (with redemption at end of period)	301	621	1,067	2,306
Class C (without redemption at end of period)	201	621	1,067	2,306
Class I (with or without redemption at end of period)	102	333	583	1,299

SAF Acquiring Fund (Pro Forma)

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	695	949	1,222	1,999
Class B (with redemption at end of period)	742	1,045	1,375	2,442
Class B (without redemption at end of period)	242	745	1,275	2,442
Class C (with redemption at end of period)	300	618	1,062	2,296
Class C (without redemption at end of period)	200	618	1,062	2,296
Class I (with or without redemption at end of period)	102	326	576	1,292

Performance Information

Performance information for the SAF Acquiring Fund is not presented because the SAF Acquiring Fund has not yet commenced operations.  As the accounting successor to the SAF Target Fund, the SAF Acquiring Fund will assume the SAF Target Fund’s historical performance after the Reorganization. As a result, the bar chart and table below illustrate the risks of investing in the SAF Acquiring Fund and the SAF Target Fund. The bar chart shows changes in the SAF Target Fund’s performance from year to year for Class A shares.  The table shows the average annual total returns of each class of the SAF Target Fund also compares the SAF Target Fund’s performance with the average annual total returns of an index or other benchmark.  The table compares the SAF Target Fund’s performance with the average annual total returns of the S&P 500 Index, the Barclays U.S. Aggregate Index (a fixed income index) and the blended performance of the two indexes, which provides SAF Target Fund shareholders with more meaningful comparisons than with the S&P 500 Index or the Barclays U.S. Aggregate Index alone.  The blended index has been prepared by LMPFA.  The SAF Target Fund’s past performance (before and after taxes) is not necessarily an indication of how the SAF Target Fund or, if the Reorganization is approved and consummated, the SAF Acquiring Fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

26

Total returns (%)
Before taxes

Calendar Years ended December 31

Best Quarter (06/30/2009): 13.86    Worst Quarter (12/31/2008): (15.29)
The year-to-date return as of the most recent calendar quarter, which ended 06/30/2014, was 5.44%.

Average annual total returns (%)
(for periods ended December 31, 2013)
Class A	1 year	5 years	10 years	Since inception	Inception date
Return before taxes	11.53	10.91	4.49
Return after taxes on distributions	9.23	10.11	3.29
Return after taxes on distributions and sale of fund shares	8.00	8.47	3.47

Other Classes (Return before taxes only)
Class B	12.08	11.10	4.38
Class C	16.50	11.53	4.44
Class I1	18.67	12.56	N/A	6.74	07/24/2008
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.37	17.94	7.40
Barclays U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)	(2.02)	4.44	4.55
Blended S&P 500 Index (70%) and Barclays U.S. Aggregate Index (30%) (reflects no deduction for fees, expenses or taxes)	21.12	14.04	6.79
1 For Class I shares, for the period from the class’ inception date to December 31, 2013, the average total returns of the S&P 500 Index, the Barclays U.S. Aggregate Index and the Blended S&P 500 Index (70%) and Barclays U.S. Aggregate Index (30%) were 9.84%, 4.89% and 8.70%, respectively.

 After-Tax Returns

The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns for classes other than Class A will vary from returns shown for Class A.

Portfolio Turnover

The SAF Target Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the SAF Target Fund’s performance.  During the most recent fiscal year, the SAF Target Fund’s portfolio turnover rate was 22% of the average value of its portfolio. As the SAF Acquiring Fund has not commenced investment operations, its portfolio turnover rate is not available.

27

Capitalization

Each of the SAF Target Fund and the SAF Acquiring Fund offer Class A, Class B, Class C and Class I shares.  Shares of the SAF Acquiring Fund have not yet been offered to the public. The following table sets forth the capitalization of the SAF Target Fund and that of the SAF Acquiring Fund on a pro forma basis, as of June 30, 2014.  The SAF Acquiring Fund will not have any assets until after the closing date of the reorganization, but reflects the amount it would have if the Closing Date were June 30, 2014.

Fund Capitalization as of June 30, 2014	Net Assets (000 omitted)	Shares Outstanding (000 omitted)	Net Asset Value Per Share
SAF Target Fund Class A	$127,779	6,295	$20.30
SAF Acquiring Fund Class A (pro forma)	$127,779	6,295	$20.30
SAF Target Fund Class B	$5,822	290	$20.10
SAF Acquiring Fund Class B (pro forma)	$5,822	290	$20.10
SAF Target Fund Class C	$14,254	695	$20.50
SAF Acquiring Fund Class C (pro forma)	$14,254	695	$20.50
SAF Target Fund Class I	$3,064	151	$20.28
SAF Acquiring Fund Class I (pro forma)	$3,064	151	$20.28

* * * * * * * * * * * * *

The preceding is only a summary of certain information contained in this Proxy Statement relating to the Reorganization.  This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement, the Target Fund’s Prospectus and Statement of Additional Information, and the Plan.   Shareholders should read this entire Proxy Statement carefully.

PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION FOR THE LEGG MASON INVESTMENT COUNSEL MARYLAND TAX-FREE INCOME TRUST

The Proposal requests your approval of the Reorganization of the MTI Target Fund into the MTI Acquiring Fund.  In considering whether to approve the Proposal please review the following information.

Comparison of the MTI Target Fund to the MTI Acquiring Fund

The MTI Acquiring Fund has been organized as a new series of the TAP Trust solely for the purpose of acquiring the MTI Target Fund’s assets and continuing its investment strategy and will not conduct any investment operations until after the closing of the Reorganization.  The MTI Target Fund and the MTI Acquiring Fund have identical investment objectives and strategies, which are presented in the table below.

	MTI Target Fund	MTI Acquiring Fund
Form of Organization	A non-diversified series of the FIF Trust, an open-end management investment company organized as a Massachusetts business trust.	A non-diversified series of the TAP Trust, an open-end management investment company organized as a Delaware statutory trust.
Differences in Form of Organization
The differences between a Massachusetts business trust and Delaware statutory trust are negligible with regard to the operations of the Fund.  The most significant difference between the two Trusts is that each is overseen by completely different Boards of Trustees.  However, please see Appendix [E2] for a more comprehensive comparison between these two forms of organization.

Net Assets as of May 30, 2014	$116.14 million (Class A) $28.53 million (Class C) $19.17 million (Class I) $163.84 million (Total)	None.

28

	MTI Target Fund	MTI Acquiring Fund
Class FI has no shares outstanding.
Investment Manager/ Adviser, Subadvisers and Portfolio Managers
Investment Manager:
Legg Mason Partners Fund Advisor, LLC

Subadvisers:
Legg Mason Investment Counsel, LLC
Western Asset Management Company (for cash and short-term instruments)

Portfolio Manager:
R. Scott Pierce, CFA

Investment Adviser: [●][currently Legg Mason Investment Counsel, LLC] Subadvisers: None. Portfolio Manager: Same.
Differences in Investment Manager/Adviser, Subadvisers and Portfolio Managers
The subadviser to the MTI Target Fund, Legg Mason Investment Counsel, LLC, will become the sole investment adviser to the MTI Acquiring Fund as [●], and will be indirectly owned by Stifel.  The MTI Acquiring Fund will have no subadvisers.  The portfolio manager of the MTI Acquiring Fund will be the same as the portfolio manager of the MTI Target Fund.

Investment Objective	The Fund seeks a high level of current income exempt from federal and Maryland state and local income taxes, consistent with prudent investment risk and preservation of capital.	Same.
Primary Investments
The Fund invests primarily in debt instruments issued by or on behalf of the State of Maryland, its political subdivisions, municipalities, agencies, instrumentalities or public authorities, the interest on which, in the opinion of counsel to the issuers of those instruments, is exempt from federal and Maryland state and local income taxes.  Securities considered for investment must be investment grade (that is securities rated in the Baa/BBB categories or above, or if unrated, determined to be of comparable credit quality by the subadviser).  The Fund may invest 25% or more of its total assets in a particular segment of the municipal securities market, such as hospital revenue bonds, housing agency bonds, private activity bonds or airport bonds, or in securities the interest on which is paid from revenues of a similar type of project.  Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal obligations, the interest of which is exempt from Maryland state and local taxes and is not considered a tax preference item for the purpose of the alternative minimum tax.  This is a fundamental policy of the Fund, which may be changed only by a vote of fund shareholders.

The Fund may invest in securities of any maturity.  The portfolio manager anticipates that the dollar-weighted average maturity for the Fund will be in the long-intermediate-term to long-term range (generally from 7 to 20 years) although, at times, depending on the portfolio manager’s market outlook, the average maturity may be somewhat longer or shorter than this.  The tax consequences of trading activity are always considered.

Same (except that references to the “subadviser” are changed to the “adviser”).

29

	MTI Target Fund	MTI Acquiring Fund
Investment Strategies and Process
Maryland municipal securities
Maryland municipal securities include debt obligations issued by the State of Maryland and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, and investments with similar economic characteristics, the income from which is exempt from regular federal income and Maryland State personal income taxes.  Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the municipalities themselves. These securities include municipal security participations and other municipal security interests issued or backed by banks, insurance companies, and other financial institutions.

Maryland municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts.  General obligation bonds are backed by the full faith and credit of the issuing entity.  Revenue bonds are typically used to fund public works projects, such as education, health care, utilities, toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality.  Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages.  Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction.  Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity.  Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Same (except that references to the “subadviser” are changed to the “adviser”).

30

MTI Target Fund	MTI Acquiring Fund

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities.  In some cases, payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body for the fiscal year in question.

Credit quality
The Fund focuses on securities rated investment grade (that is, securities rated in the Baa/BBB categories or above, or, if unrated, determined to be of comparable credit quality by the subadviser).

If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO. Rating categories may include sub-categories or gradations indicating relative standing.

Maturity and duration
The Fund may invest in securities of any maturity. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due. The portfolio manager anticipates that the dollar-weighted average maturity for the fund will be in the long-intermediate-term to long-term range (generally from 7 to 20 years) although, at times, depending on the portfolio manager’s market outlook, the average maturity may be somewhat longer or shorter than this. The tax consequences of trading activity are always considered. The Fund’s investments may be of any duration. Duration is a measure of the underlying portfolio’s price sensitivity to changes in prevailing interest rates.

Other investments
The Fund may also use other strategies and invest in other securities that are described, along with their risks, in the prospectus and SAI.

31

	MTI Target Fund	MTI Acquiring Fund

Selection process
The portfolio manager analyzes each sector and issuer under consideration for the portfolio in an effort to determine its credit fundamentals and outlook. Issuers are scrutinized not only for their ability to make timely interest and principal payments, but also for the stability of their financial position and ratings.  Securities may be sold because their credit fundamentals have changed or in order to buy a security that the portfolio manager believes will produce greater risk-adjusted returns.

Temporary Defensive Investment Strategies
Cash management
The Fund may hold cash pending investment, and may invest in money market instruments and may enter into repurchase agreements and reverse repurchase agreements for cash management purposes. The amount of assets the Fund may hold for cash management purposes will depend on market conditions and the need to meet expected redemption requests.

Defensive investing
The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing in any type of taxable money market instruments and short-term debt securities or holding cash without regard to any percentage limitations.  Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Same (except that references to the “subadviser” are changed to the “adviser”).
Distribution
Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc., serves as the Fund’s sole and exclusive distributor and is located at 100 International Drive, Baltimore, Maryland 21202.

Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (“Quasar”), is a third-party mutual fund principal underwriter that serves as the Fund’s distributor.  Quasar is an affiliate of U.S. Bancorp Fund Services, LLC (“USBFS”).  Quasar and USBFS are controlled by U.S. Bank N.A.

Differences in Distribution	The MTI Acquiring Fund will use Quasar as its distributor.
Buying Shares
Generally
You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

The Fund may not be available for sale in certain states.  Prospective investors should inquire as to whether the Fund is available for sale in their state of residence.

Generally
You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

The Fund may not be available for sale in certain states.  Prospective investors should inquire as to whether the Fund is available for sale in their state of residence.

32

MTI Target Fund	MTI Acquiring Fund

You must provide the following information for your order to be processed:
Name of Fund being bought
Class of shares being bought
Dollar amount or number of shares being bought
Account number (if existing account)

Through a Service Agent
You should contact your Service Agent to open a brokerage account and make arrangements to buy shares.

Your Service Agent may charge an annual account maintenance fee.

Through the Fund
Investors should contact the Fund at 1-877-721-1926 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the Fund at the following address:

Prior to September 8, 2014

Legg Mason Funds
P.O. Box 55214
Boston, Massachusetts 02205-8504

After September 8, 2014

Regular Mail:
Legg Mason Funds
P.O. Box 9699
Providence, Rhode Island 02940-9699

Express, Certified or Registered Mail:
Legg Mason Funds
4400 Computer Drive
Westborough, MA 01581

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares.

Through a Systematic Investment Plan
You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) another Legg Mason Fund or (iv) certain money market funds, in order to buy shares on a regular basis.

Amounts transferred must meet the applicable minimums

Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

You must provide the following information for your order to be processed:
Name of Fund being bought
Class of shares being bought
Dollar amount or number of shares being bought
Account number (if existing account)

Through a Service Agent
You should contact your Service Agent to open a brokerage account and make arrangements to buy shares.

Your Service Agent may charge an annual account maintenance fee.

Through the Fund
Investors should contact the Fund at 1-XXX-XXX-XXXX to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the Fund at the following address:

Regular Mail:
[●] Funds
P.O. Box 701
Milwaukee, WI 53201-0701

Express, Certified or Registered Mail:
[●] Funds
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

Subsequent purchases should be sent to the same address.  Enclose a check to pay for the shares.

Through a Systematic Investment Plan
You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account or (ii) cash held in a brokerage account with a Service Agent, in order to buy shares on a regular basis.

Amounts transferred must meet the applicable minimums

Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

33

MTI Target Fund	MTI Acquiring Fund

If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

The Fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Purchasing Shares by Wire
If you are making your initial investment in the Fund, before wiring funds, the Transfer Agent must have a completed account application.  You can mail or overnight deliver your account application to the Transfer Agent at the above address.  Upon receipt of your completed account application, the Transfer Agent will establish an account on your behalf.  Once your account is established, you may instruct your bank to send the wire.  Your bank must include the name of the Fund, your name and your account number so that monies can be correctly applied.  Your bank should transmit immediately available funds by wire to:

Bank Name: U.S. Bank National Association
ABA No. 075000022
Account Name:  [ ] Funds
Account No. 112-952-137
Further Credit: (Fund Name, Class and Account Number)

The Fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

 MTI Target Fund and MTI Acquiring Fund
Investment minimum initial/additional investment ($)
	Class A	Class C	Class I
General	1,000/50	1,000/50	1 million/None*
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	1 million/None*
Systematic Investment Plans	50/50	50/50	1 million/None*
Clients of Eligible Financial Intermediaries	None/None	N/A	None/None
Eligible Investment Programs	None/None	N/A	None/None
Institutional Investors	1,000/50	1,000/50	1 million/None
*	Available to investors investing directly with the Fund.

Differences in Buying Shares
U.S. Bancorp Fund Services, LLC will assume the role of transfer agent from BNY Mellon Investment Servicing (U.S.) Inc.  As a result, telephone numbers and mailing addresses will change.  Purchasing Fund shares by wire will be an additional option for MTI Acquiring Fund shareholders.

Selling Shares
Generally
You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

By Mail
Contact your Service Agent or, if you hold shares directly with the Fund, write to the Fund at the following address:

Prior to September 8, 2014

Generally
You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

By Mail
Contact your Service Agent or, if you hold shares directly with the Fund, write to the Fund at the following address:

34

Legg Mason Funds
P.O. Box 55214
Boston, Massachusetts 02205-8504

After September 8, 2014

Regular Mail:
Legg Mason Funds
P.O. Box 9699
Providence, Rhode Island 02940-9699

Express, Certified or Registered Mail:
Legg Mason Funds
4400 Computer Drive
Westborough, MA 01581

Your written request must provide the following:
The fund name, the class of shares being redeemed and your account number
The dollar amount or number of shares being redeemed
Signature of each owner exactly as the account is registered
Signature guarantees, as applicable

By Telephone
If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the Fund, call the Fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information.  Please have the following information ready when you call:
Name of fund being redeemed
Class of shares being redeemed
Account number

Automatic Cash Withdrawal Plans

You may be permitted to schedule automatic redemptions of a portion of your shares.  To qualify, you must own shares of the Fund with a value of at least $10,000 and each automatic redemption must be at least $50.

The following conditions apply:

Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually
If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year
You must elect to have all dividends and distributions reinvested

Regular Mail:
[●] Funds
P.O. Box 701
Milwaukee WI 53201-0701

Express, Certified or Registered Mail:
[●] Funds
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

Your written request must provide the following:
The fund name, the class of shares being redeemed and your account number
The dollar amount or number of shares being redeemed
Signature of each owner exactly as the account is registered
Signature guarantees, as applicable

By Telephone
If your account application permits, you may be eligible to redeem shares by telephone.  Contact your Service Agent or, if you hold shares directly with the Fund, call the Fund at 1-XXX-XXX-XXXX between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information.  Please have the following information ready when you call:
Name of fund being redeemed
Class of shares being redeemed
Account number

Automatic Cash Withdrawal Plans

You may be permitted to schedule automatic redemptions of a portion of your shares.  To qualify, you must own shares of the Fund with a value of at least $10,000 and each automatic redemption must be at least $50.

The following conditions apply:

Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually
If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year
You must elect to have all dividends and distributions reinvested

35

Exchanging Shares
You may exchange shares of the Fund for the same class of shares of other funds sold by the distributor on any day that both the Fund and the fund into which you are exchanging are open for business by telephone, by mail, or through a systematic exchange plan.  For investors who qualify as Clients of Eligible Financial Intermediaries and participate in Eligible Investment Programs made available through their financial intermediaries (such as investors in fee-based advisory or mutual fund “wrap” programs), an exchange may be made from Class A or Class C shares to Class I shares of the same fund under certain limited circumstances.

You may exchange shares of the Fund for the same class of shares of other funds within the TAP Trust managed by the adviser on any day that both the Fund and the fund into which you are exchanging are open for business by telephone, by mail, or through a systematic exchange plan.  For investors who qualify as Clients of Eligible Financial Intermediaries and participate in Eligible Investment Programs made available through their financial intermediaries (such as investors in fee-based advisory or mutual fund “wrap” programs), a conversion may be made from Class A or Class C shares to Class I shares of the same fund under certain limited circumstances.

Differences in Selling or Exchanging Shares
U.S. Bancorp Fund Services, LLC will assume the role of transfer agent from BNY Mellon Investment Servicing (U.S.) Inc.  As a result, telephone numbers and mailing addresses will change.  Because the Acquiring Funds’ distributor will be different, exchanges may only be made between Funds within the TAP Trust managed by the adviser (immediately following the Reorganizations, the FSF Acquiring Fund and the SAF Acquiring Fund).  Conversions may be made between share classes of the same Acquiring Fund under certain limited circumstances.

Reinstatement Privileges (New Feature of the Acquiring Fund’s Class A and Class C Shares Only)
If you sell (redeem) Class A or Class C shares of the MTI Acquiring Fund and withdraw your money from the Fund, you may reinstate into the same account, within 365 days of the date of your redemption without paying either a front-end sales charge if you paid a front-end sales charge when you originally purchased your shares or a Contingent Deferred Sales Charge (“CDSC”) if you paid a CDSC when you sold your shares. For purposes of the CDSC, you would be credited with the amount of the CDSC proportional to the amount reinvested. Reinstated shares will continue to age, as applicable, from the date that you bought your original shares. This privilege can be used only once per calendar year per account. Contact your financial intermediary or [insert contact information for direct shareholders] for additional information. You must identify and provide information to the fund or your financial intermediary, as applicable, regarding your historical purchases and holdings, and you should also retain any records necessary to substantiate historical transactions and costs because the funds, their transfer agent, and financial intermediaries will not be responsible for providing this information.

Comparison of Principal Risks

A summary of the principal risks of investing in the MTI Target Fund and MTI Acquiring Fund are set forth below.  References to the “Fund” apply equally to the MTI Target Fund and the MTI Acquiring Fund, as the principal risks of the two Funds are the same. References to the “subadviser” for the MTI Target Fund apply equally to the “adviser” for the MTI Acquiring Fund.

Risk is inherent in all investing. There is no assurance that the Fund will meet its investment objective.  The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly.  You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments.  The Fund may take temporary defensive positions, in such a case, the Fund will not be pursuing its principal investment strategies.  The following is a summary description of certain risks of investing in the Fund.

Market and interest rate risk.  The market prices of the Fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment.  When market prices fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise.  A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

Issuer risk. The value of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, often due to disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The fund may experience a substantial or complete loss on an individual security.

36

Non-diversification risk.  The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.  To the extent the Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Portfolio selection risk.  The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry or sector or about market movements is incorrect.

Liquidity risk.  Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil.  These illiquid securities may also be difficult to value.  If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Credit risk.  If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline.  The Fund may invest a significant portion of its assets in securities that are not general obligations of a state.  These may be issued by local governments or public authorities and may vary significantly from the state’s general obligations.  They may also not be backed by the taxing power of the government unit that issued them.

Prepayment or call risk.  Many issuers have a right to prepay their securities.  If interest rates fall, an issuer may exercise this right.  If this happens, the Fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.  The Fund may also lose any premium it paid on the security.

Risks associated with focusing on investments in Maryland municipal securities.  The Fund focuses its investments on Maryland municipal securities and may be affected significantly by adverse economic or political developments or other events affecting Maryland obligors.  Also, the Fund may be more volatile than a more geographically diverse fund.

Risks relating to investments in municipal securities.  Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support.  Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities.  Issuers often depend on revenues from these projects to make principal and interest payments.  The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.  In addition, some local jurisdictions have invested heavily in derivative instruments and may hold portfolios of uncertain valuation.  These developments could reduce the value of all municipal securities or the securities of particular issuers or reduce the attractiveness of investing in municipal instruments as compared to taxable instruments.  In recent periods an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings.  Financial difficulties of municipal issuers may continue or get worse.

Tax risk.  The income on the Fund’s municipal securities could become subject to regular federal income or Maryland state personal income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Sector focus risk.  The Fund may focus a significant portion of its investments in a single sector of the municipal securities market.  In doing so, the Fund is more susceptible to factors adversely affecting that sector than would be a fund not following this practice.  For example, the Fund may invest in securities issued by hospitals and other healthcare providers.  Pressure to reduce expenses and to limit lengths of stay and significant changes in federal healthcare policies may adversely affect the financial health of some hospitals. In addition, the Fund may also invest in securities issued by entities which are, govern the operation of, or derive revenues mainly from schools, colleges and universities.  Litigation or legislation contesting the state’s method of financing public education, uncertainty regarding government assistance or other revenues, and a declining college-age population may adversely affect the financial health of these entities.

Valuation risk.  The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.  Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology.

37

Recent market events risk.  The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.  In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels.  More recently, the Federal Reserve has reduced its market support activities.  Further reduction or withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as result in higher interest rates, increase market volatility and reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult for the subadviser, and whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation.  The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Risk of increase in expenses.  Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons.  For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease.  Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Comparison of Fees and Expenses

The tables below compare the fees and expenses of the shares of the MTI Target Fund and MTI Acquiring Fund based on the fees and expenses of the MTI Target Fund as of March 31, 2014 and estimated expenses of the MTI Acquiring Fund, which has not yet commenced operations.  If the Reorganization is consummated, holders of Class A, C and I shares of the MTI Target Fund will receive, respectively, Class A, C and I shares of the MTI Acquiring Fund.  The MTI Target Fund no longer offers Class FI shares for purchase by new or existing investors and no Class FI shares are currently outstanding.

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the [●] Funds and the [●] Funds.  More information about these and other discounts is available in Appendix C.

MTI Target Fund

Shareholder fees
(fees paid directly from your investment)

	Class A	Class C	Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	Generally, none	1.00	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management fees	0.55	0.55	0.55
Distribution and service (12b-1) fees	0.15	0.70	None
Other expenses	0.13	0.19	0.37
Total annual fund operating expenses	0.83	1.44	0.92
Fees waived and/or expenses reimbursed1	(0.08)	(0.14)	(0.32)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.75	1.30	0.60
1 LMPFA has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 0.75%, 1.30% and 0.60% for Class A, C and I shares, respectively, subject to recapture as described below.  These arrangements cannot be terminated prior to December 31, 2015 without the Board’s consent.  LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limits described above.

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MTI Acquiring Fund (Pro Forma)

Shareholder fees
(fees paid directly from your investment)
	Class A	Class C	Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	Generally, none	1.00	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management fees	0.55	0.55	0.55
Distribution and service (12b-1) fees	0.15	0.70	None
Other expenses	0.15	0.18	0.24
Total annual fund operating expenses	0.85	1.43	0.79
Fees waived and/or expenses reimbursed1	(0.10)	(0.13)	(0.19)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.75	1.30	0.60
1 [●] has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 0.75%, 1.30% and 0.60% for Class A, C and I shares, respectively, subject to recapture as described below.  These arrangements cannot be terminated or amended to increase the level of the expense cap prior to December 31, 2016.  After that date, the arrangement may be terminated or amended at any time by the TAP Board of Trustees upon 60 days’ notice to[●] or by[●] with the consent of the TAP Board of Trustees.  [●] is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which [●] earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limits described above.

Comparison of Expense Limitation.  The total annual operating expenses after waiving fees and/or reimbursing expenses for each class of the MTI Acquiring Fund through December 31, 2016 are expected to be the same as for the MTI Target Fund.  LMPFA, investment manager to the MTI Target Fund, entered into an agreement with the FIF Trust in which it agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 0.75% for Class A shares, 1.30% for Class C shares and 0.60% for Class I shares.  These arrangements cannot be terminated prior to December 31, 2015 without the FIF Board of Trustees’ consent.  LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limits described above.  [●], adviser to the MTI Acquiring Fund, has entered into an expense limitation agreement with the TAP Trust as to the same share classes, with the same expense caps although [●]’s arrangements with the TAP Trust cannot be terminated or amended to increase the level of the expense cap prior to December 31, 2016.  After that date, the arrangement may be terminated or amended at any time by the TAP Board of Trustees upon 60 days’ notice to[☐] or by[☐] with the consent of the TAP Board of Trustees.  [●] is still permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which [●] earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limits described above.

Expense Example:

The Expense Example below is intended to help you compare the cost of investing in the MTI Target Fund and the MTI Acquiring Fund, with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

39

MTI Target Fund

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	498	671	859	1,401
Class C (with redemption at end of period)	232	441	773	1,711
Class C (without redemption at end of period)	132	441	773	1,711
Class I (with or without redemption at end of period)	61	261	477	1,102

MTI Acquiring Fund (Pro Forma)

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	498	665	857	1,411
Class C (with redemption at end of period)	232	426	756	1, 690
Class C (without redemption at end of period)	132	426	756	1,690
Class I (with or without redemption at end of period)	61	213	400	942

Performance Information

Performance information for the MTI Acquiring Fund is not presented because the MTI Acquiring Fund has not yet commenced operations.  As the accounting successor to the MTI Target Fund, the MTI Acquiring Fund will assume the MTI Target Fund’s historical performance after the Reorganization. As a result, the bar chart and table below illustrate the risks of investing in the MTI Acquiring Fund and the MTI Target Fund. The bar chart shows changes in the MTI Target Fund’s performance from year to year for Class A shares.  The table shows the average annual total returns of each class of the MTI Target Fund and also compares the MTI Target Fund’s performance with the average annual total returns of an index or other benchmark.  The MTI Target Fund’s past performance (before and after taxes) is not necessarily an indication of how the MTI Target Fund or, if the Reorganization is approved and consummated, the MTI Acquiring Fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Total returns (%)
Before taxes

Calendar Years ended December 31

Best Quarter (ended 03/31/2009): 7.17    Worst Quarter (ended 12/31/2010): (4.09)

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The year-to-date return as of the most recent calendar quarter, which ended 06/30/2014, was 3.29%.

Average annual total returns (%)
(for periods ended December 31, 2013)
Class A	1 year	5 years	10 years	Since inception	Inception date
Return before taxes	(6.94)	4.80	3.25
Return after taxes on distributions	(6.94)	4.80	3.24
Return after taxes on distributions and sale of fund shares	(2.51)	4.63	3.39

Other Classes (Return before taxes only)
Class C1	(4.33)	N/A	N/A	3.87	2/5/2009
Class I1	(2.64)	5.93	N/A	4.40	7/30/2008
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	(2.55)	5.89	4.29
1 For Class C and I shares, each for the period from the class’ inception date to December 31, 2013, the average annual total return of the Barclays Capital Municipal Bond Index was 5.01% and 4.89%, respectively.

After-Tax Returns

The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns for classes other than Class A will vary from returns shown for Class A.  Returns after taxes on distributions and sale of fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of fund shares.
Portfolio Turnover

The MTI Target Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the MTI Target Fund’s performance.  During the most recent fiscal year, the MTI Target Fund’s portfolio turnover rate was 8% of the average value of its portfolio. As the MTI Acquiring Fund has not commenced investment operations, its portfolio turnover rate is not available.

Capitalization

Each of the MTI Target Fund and the MTI Acquiring Fund offer Class A, Class C and Class I shares.  Shares of the MTI Acquiring Fund have not yet been offered to the public. The following table sets forth the capitalization of the MTI Target Fund and that of the MTI Acquiring Fund on a pro forma basis, as of June 30, 2014.  The MTI Acquiring Fund will not have any assets until after the closing of the Reorganization is complete, but reflects the amount it would have if the Closing Date were June 30, 2014.

Fund Capitalization as of June 30, 2014	Net Assets (000 omitted)	Shares Outstanding (000 omitted)	Net Asset Value Per Share
MTI Target Fund Class A	$112,808	6,914	$16.32
MTI Acquiring Fund Class A (pro forma)	$112,808	6,914	$16.32
MTI Target Fund Class C	$27,158	1,665	$16.31
MTI Acquiring Fund Class C (pro forma)	$27,158	1,665	$16.31
MTI Target Fund Class I	$19,741	1,210	$16.32
MTI Acquiring Fund Class I (pro forma)	$19,741	1,210	$16.32

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* * * * * * * * * * * * *

The preceding is only a summary of certain information contained in this Proxy Statement relating to the Reorganization.  This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement, the Target Fund’s Prospectus and Statement of Additional Information, and the Plan.   Shareholders should read this entire Proxy Statement carefully.

INFORMATION ABOUT THE REORGANIZATIONS

Reasons for the Reorganizations.  As discussed in the Introduction above, Stifel is acquiring LMICTC from Legg Mason. Legg Mason, LMIC and Stifel each have a financial interest in the Reorganization because the acquisition of LMICTC by Stifel will not close unless and until all three of the Reorganizations and another LMIC fund reorganization that is not discussed in this Proxy Statement are effected.  LMPFA, the Target Funds’ investment manager, and LMICTC are wholly-owned subsidiaries of Legg Mason, and LMIC, the Target Funds’ subadviser, is a wholly-owned subsidiary of LMICTC. If the Transaction closes, [●], currently LMIC, will become the sole investment adviser to the Acquiring Funds.  LMPFA will not be an investment manager or have any other relationship with the Acquiring Funds after the Reorganizations.

Under the 1940 Act, the acquisition of LMICTC by Stifel will have the effect of terminating the subadvisory agreements between LMPFA and LMIC with respect to the Target Funds.  In connection with the Transaction, shareholders of each Target Fund are being asked to approve proposals under which the Target Funds will be reorganized into newly organized Acquiring Funds for which [●],  which will be indirectly owned by Stifel, will serve as the investment adviser after the Transaction Closing.

Therefore, the primary purpose of the Reorganizations is to move the assets of the Target Funds from the PET Trust and the FIF Trust to the corresponding Acquiring Funds that are series of the TAP Trust to maintain the continuity of each Target Fund’s investment program.

LMPFA recommends that each Target Fund be reorganized as a series of the TAP Trust.  Each of the Reorganizations will keep portfolio management oversight responsibility for the corresponding Acquiring Fund with [●].  The portfolio managers, who are primarily responsible for the day-to-day portfolio management of each of the Target Funds, will remain the same for each of the Acquiring Funds.  The investment objective and strategies of each of the Acquiring Funds will be identical or substantially similar, if not identical, to those of each of the Target Funds.  In addition, each of the Acquiring Fund’s fundamental and non-fundamental investment limitations are substantially similar to those of the corresponding Target Fund.

For a period of two years following the Reorganizations,  the advisory fee rate payable by each Acquiring Fund will be the same as  the management fee rates currently paid by each Target Fund and any increase to the rate thereafter would be subject to shareholder approval.  In addition, as described later in the Proxy Statement, the net annual operating expense ratio of each share class of the Acquiring Funds through December 31, 2016 will be the same as or lower than the current net annual operating expense ratio  of each corresponding share class of the Target Funds. [●] has agreed that the fees and expenses attributable to each class of shares of the Acquiring Funds will be capped at levels that are no higher than the current fee and expense cap levels of those classes of the Target Funds through December 31, 2016 and that the expense caps cannot be terminated or amended to increase the level of the expense cap prior to that date.

Section 15(f) of the 1940 Act provides a non-exclusive safe harbor for an investment adviser to a mutual fund, and any of the investment adviser’s affiliated persons (as that term is defined in the 1940 Act), to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met.  Legg Mason, Stifel and their respective affiliates intend to rely on Section 15(f) and have undertaken to cause the business of [●] in respect of the Acquiring Funds to comply with the conditions of Section 15(f) after the Transaction closes.  First, for a period of three years after the Transaction, at least 75% of the Acquiring Funds’ Board of Trustees must be comprised of persons who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the predecessor (LMPFA) or successor adviser [●].  The TAP Trust currently complies with and intends to continue to comply with this 75% requirement with respect to the Board for the three-year period following the Transaction.  The second condition of Section 15(f) is that, for a period of two years after the Transaction, there must not be imposed on the Acquiring Funds any “unfair burden” as a result of the Transaction or any express or implied terms, conditions or understandings related to it.  An “unfair burden” would include any arrangement whereby an adviser, or any “interested person” of the adviser, would receive or be entitled to receive any compensation, directly or indirectly, from the Acquiring Funds or their shareholders (other than fees for bona fide investment advisory or other services necessary for the operation of the Acquiring Funds) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Acquiring Funds (other than bona fide ordinary compensation as principal underwriter for an Acquiring Fund).

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Board Considerations.  Each of the PET Trust Board and the FIF Trust Board and a majority of those Board members who are not “interested persons” (as defined in the 1940 Act) of the respective Trust (the “Independent Trustees”), on behalf of the respective Target Fund, met with representatives of LMPFA, LMIC, Stifel and U.S. Bank to discuss Stifel’s acquisition of LMICTC.  LMPFA recommended to each Board the approval of the applicable Reorganization(s).  The Independent Trustees of each Board met separately with their independent counsel to review the Reorganization(s).  Based upon information received prior to the Board meeting at which the Reorganization(s) was considered, responses provided to independent counsel’s inquiries and responses provided at the Board meeting, each Board, including a majority of the Independent Trustees, determined that each Reorganization would be in the best interests of the applicable Target Fund and that the interests of the Target Fund’s shareholders would not be diluted as a result of the Reorganization. The factors considered by each Board with regard to the applicable Reorganization include, but are not limited to, the following:

•
The recommendations of LMPFA, investment manager to each Target Fund, with respect to the Reorganizations based on the acquisition by Stifel of LMICTC, the parent company of [●], [currently LMIC] and the Acquiring Funds’ investment adviser.

•	That the primary purpose of the Reorganizations is to maintain the continuity of each Target Fund’s investment program.
•
That the investment objectives of the Acquiring Funds will be identical to the current investment objectives of the respective Target Funds, and the investment strategies and policies of the Acquiring Funds will be substantially similar, if not identical, to the current investment strategies and policies of the respective Target Funds.

•
That [●], [currently LMIC], will serve as investment adviser to each Acquiring Fund and that the same portfolio manager(s) that currently manage the Target Funds will manage the respective Acquiring Funds after the Reorganizations.

•	The representations of LMPFA, Stifel and LMIC to the Board concerning the continuity of services to shareholders of the Acquiring Funds after the Reorganizations.
•	That the material terms of each investment advisory agreement with [●] will be substantially the same as the material terms of the corresponding investment management agreement with LMPFA.
•
 Stifel’s and LMIC’s representations to the Board that, for at least two years following the Reorganizations, LMIC does not intend to seek any increase in management fees or Rule 12b-1 fees, if applicable, to be incurred by the respective Target Funds.

•	That the net annual fund operating expenses of the Acquiring Funds will not increase through December 31, 2016 from those currently incurred by the respective Target Funds.
•
That the costs and expenses incurred directly in connection with the Reorganizations will be borne solely by LMPFA, Stifel, [●] or their respective affiliates and that no costs or expenses will be borne by the Target Funds or their shareholders.

•
That at least 75% of the TAP Trust Board will be comprised of trustees who are not “interested persons” (as defined in the 1940 Act) of [●] or LMPFA for at least three years following the Reorganizations.

•	The governance structure and operations of the TAP Trust Board, the compliance function and the service providers rendering core services to the TAP Trust.
•
The representations of Stifel and LMIC  to the Board that, for at least two years after the Reorganizations, Stifel or [●], currently LMIC, will not impose any “unfair burden” (as defined in the 1940 Act) on the Acquiring Funds or their shareholders.

•
Stifel’s representations to the Board that after the Reorganizations, it will offer [●] working capital, a corporate infrastructure and potential for expanded distribution channels for the Acquiring Funds that may enable the Acquiring Funds to increase assets and provide the possibility for economies of scale.

•
That the applicable Reorganization is expected to be a reorganization within the meaning of Section 368(a) of the Code, and they therefore will constitute tax-free reorganizations and there will be no gain or loss recognized by the Target Funds or their shareholders for federal income tax purposes as a result of the applicable Reorganization.

•	The financial interest that Legg Mason, LMIC and Stifel have in the Reorganizations.
•	The consideration of other options available to the Target Funds.

In addition to the above factors, each Board considered the terms and conditions of the applicable Plan.

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After considering all the above factors, each Board concluded that the applicable Reorganization would be in the best interests of the respective Target Fund and that the interests of the Target Fund shareholders will not be diluted as a result of the Reorganization. Each Board recommends that shareholders of the each Target Fund approve the respective Reorganization relating to their Fund.

On July 16, 2014, the TAP Trust Board also concluded that each Reorganization is in the best interests of the applicable Acquiring Fund and approved each Reorganization on behalf of the applicable Acquiring Fund.

Agreements and Plans of Reorganization.  The Plans set forth the terms by which each Target Fund will be reorganized into the corresponding Acquiring Fund.  The Plans are attached as Appendix A1 and Appendix A2 and the description of the Plans contained herein is qualified in its entirety by the attached Plans.  The following sections summarize the material terms of the Plans and the expected federal income tax treatment of the proposed Reorganizations.

Each Plan provides that upon the transfer of all of the assets and liabilities of the applicable Target Fund to the corresponding Acquiring Fund, the Acquiring Fund will assume all the liabilities of the Target Fund and will issue to the Target Fund that number of full and fractional Acquiring Fund shares having an aggregate NAV equal in value to the aggregate NAV of the Target Fund, calculated as of the Closing Date.  Each Target Fund will distribute the Acquiring Fund shares received by it to the shareholders of the Target Fund in complete liquidation and termination of the Target Fund.  Target Fund shareholders will receive Acquiring Fund shares based on their respective holdings in the Target Fund as of the Closing Date.

Upon completion of the Reorganization, each shareholder of the Target Fund will own that number of full and fractional shares of the Acquiring Fund having an aggregate NAV equal to the aggregate NAV of such shareholder’s shares held in the Target Fund as of the Closing Date.  Such shares will be held in an account with the Acquiring Fund identical in all material respects to the account currently maintained by the Target Fund for such shareholder.

Effective as of the close of business two days prior to the Reorganization, each Target Fund will be closed to new purchases and incoming exchanges. Until the Closing Date, shareholders of the Target Fund will continue to be able to redeem their shares at the NAV next determined after receipt by the Target Fund’s transfer agent of a redemption request in proper form.  Redemption and purchase requests received by the transfer agent after the Closing Date will be treated as requests received for the redemption or purchase of shares of the Acquiring Fund received by the shareholder in connection with the Reorganization.  After the Reorganization, all of the issued and outstanding shares of each Target Fund will be canceled on the books of the Target Fund and the transfer agent’s books of the Target Fund will be permanently closed.

The Reorganization is subject to a number of conditions, including, without limitation, the receipt of a legal opinion from counsel of the Acquiring Funds addressed to the Target Funds and the Acquiring Funds with respect to certain tax issues, as more fully described in “Federal Income Tax Consequences” below, and the parties’ performance in all material respects of their respective agreements and undertakings in the Plans.  Assuming satisfaction of the conditions in the Plans, the Closing Date of the Reorganizations will be at the close of business on or about December 12, 2014, or such other date as the parties may agree.

The Plans may not be changed except by an agreement signed by each party to such Plan.

If Stifel, Legg Mason and the parties to the Plans determine to waive certain closing conditions, the Reorganizations of some Funds may be affected while others are not, or Stifel may become the indirect owner of LMIC prior to shareholder approval of the Plans, which would terminate LMIC’s subadvisory contracts with respect to each Target Fund. If shareholders do not approve the Plans prior to the Transaction Closing, LMPFA, Stifel, [LMIC/[_] and the Boards of the PET Trust and the FIF Trust would likely consider various options with respect to the Target Funds.

Costs and Expenses of the Reorganizations.  The Plans provide that all direct expenses in connection with each Reorganization will be borne by LMPFA, [●] or their respective affiliates. Such expenses include, without limitation:  (a) expenses associated with the preparation and filing of this Proxy Statement; (b) postage; (c) printing; (d) accounting fees; (e) costs to terminate the Target Funds; and (f) legal fees incurred by the PET Trust, the FIF Trust and the TAP Trust. No Target Fund will incur any costs or expenses in connection with its Reorganization.

Federal Income Tax Consequences.  As a non-waivable condition to each Reorganization, each of the applicable Target Funds and the corresponding Acquiring Funds will receive an opinion from the law firm of Bingham McCutchen LLP, substantially to the effect that, based on certain facts, assumptions and representations made by the PET Trust or the FIF Trust, as applicable, and the TAP Trust, on the basis of existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(a)           The Acquiring Fund’s acquisition of the Assets (as defined in the Plan) in exchange solely for Acquiring Fund shares and its assumption of the Liabilities (as defined in the Plan), followed by the Target Fund’s distribution of those shares pro rata to the shareholders in exchange for their Target Fund shares, and in complete liquidation of the Target Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Target Fund and the Acquiring Fund will each be “a party to a reorganization” (within the meaning of section 368(b) of the Code);

44

(b)           The Target Fund will recognize no gain or loss on the transfer of the Assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the Acquiring Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the shareholders in exchange for their Target Fund shares, except for (A) any gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an Asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

(c)           The Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund shares and its assumption of the Liabilities;

(d)           The tax basis in the hands of the Acquiring Fund of the Assets will be the same as the Target Fund’s basis therein immediately before the Reorganization, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer, and the Acquiring Fund’s holding period for the Assets, other than any Asset with respect to which gain or loss is required to be recognized in the Reorganization, will include the periods during which the respective Assets were held by the Target Fund (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(e)           A shareholder will recognize no gain or loss on the exchange of all its Target Fund shares solely for Acquiring Fund shares as part of the Reorganization; and

(f)            The aggregate tax basis of the Acquiring Fund shares that each shareholder receives in the Reorganization will be the same as the aggregate basis in its Target Fund shares, and its holding period for those Acquiring Fund shares will include the period for which it held those Target Fund shares, provided the shareholder holds them as capital assets on the date of the exchange.

If any of the representations or covenants of the parties as described herein is inaccurate, the tax consequences of a Reorganization could differ materially from those summarized above.  Furthermore, the description of the tax consequences set forth herein will neither bind the IRS, nor preclude the IRS or the courts from adopting a contrary position.  No assurance can be given that contrary positions will not successfully be asserted by the IRS or adopted by a court if the issues are litigated.  No ruling has been or will be requested from the IRS in connection with the Reorganizations.  No assurance can be given that future legislative, judicial or administrative changes, on either a prospective or retroactive basis, or future factual developments, would not adversely affect the accuracy of the conclusions stated herein.

This discussion of material U.S. federal income tax consequences of the Reorganizations does not address all aspects of U.S. federal income taxation that may be important to a holder of Target Fund or Acquiring Fund shares in light of that shareholder’s particular circumstances or to a shareholder subject to special rules.  In addition, this discussion does not address any state, local or foreign income tax or non-income tax consequences of a Reorganization or of any transactions other than the Reorganizations.  Therefore, shareholders may find it advisable to consult their own tax adviser as to the specific tax consequences to them of the applicable Reorganization.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Investment Advisers.  Each Target Fund’s investment manager is LMPFA and their investment subadviser is LMIC.  LMIC is a limited liability company operating under the laws of Maryland. Each Acquiring Fund’s investment adviser is [●], [currently LMIC], which will be indirectly owned by Stifel. As of June 30, 2014, LMIC had approximatel $7.8 billion of assets under management.

45

Investment Advisory Arrangements.  Under the investment management agreement with the PET Trust and the FIF Trust, on behalf of the Target Funds, LMPFA supervises the management of each Target Fund’s investments and business affairs.  At its expense, LMPFA provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Target Funds.  As compensation for its services, each Target Fund pays LMPFA a monthly management fee at the annual rate shown below based on the average daily NAV of the Target Fund.  Pursuant to a subadvisory agreement between the PET Trust or FIF Trust, on behalf of their respective Target Funds, and LMIC, LMIC provides the day-to-day portfolio management of the Target Funds, except for the management of cash and short-term instruments.  Western Asset Management Company (“Western Asset”) manages each Target Fund’s cash and short-term instruments. As compensation for their subadvisory services, LMPFA pays LMIC and Western Asset an aggregate fee equal to 70% of the management fee paid to LMPFA, net of fee waivers and expense reimbursements.

Fund	Management/Advisory Fee Rate
Legg Mason Investment Counsel Financial Services Fund	0.80%
Legg Mason Investment Counsel Social Awareness Fund	0.65%
Legg Mason Investment Counsel Maryland Tax-Free Income Trust	0.55%

Under the investment advisory agreement with the TAP Trust, on behalf of the Acquiring Funds, [●] will supervise the management of each Acquiring Fund’s investments (including cash and short-term instruments) and business affairs.  At its expense, [●] will provide office space and all necessary office facilities, equipment and personnel for servicing the investments of the Acquiring Funds.  As compensation for its services, the Acquiring Funds will pay [●] a monthly advisory fee at the same annual rate that the Target Funds pay LMPFA pursuant to the management agreements described above, based on the corresponding Acquiring Fund’s daily net asset value.

In addition to the management fees, the Target Funds incur other expenses such as custodian, transfer agency, interest, acquired fund fees and expenses and other customary fund expenses.  (Acquired fund fees and expenses are indirect fees that a Target Fund incurs from investing in the shares of other investment companies.)  [●] has agreed to maintain the expense caps of the Acquiring Funds at the same levels as those of the Target Funds (and have additional expense caps with respect to Class A, B and C shares of the SAF Acquiring Fund) and reduce its advisory fees and pay operating expenses (excluding acquired fund fees and expenses, interest, brokerage commissions, taxes and extraordinary expenses for the FSF Acquiring Fund and the SAF Acquiring Fund) and (excluding acquired fund fees and expenses, interest, brokerage commissions, dividend expense on short sales, taxes and extraordinary expenses for the MTI Acquiring Fund)) to limit Total Annual Fund Operating Expenses to the amounts shown below of each Acquiring Fund and class’ average net assets.

	Total Annual Fund Operating Expenses
	Class A	Class B	Class C	Class I
Legg Mason Investment Counsel Financial Services Fund	1.50%	N/A	2.25%	1.25%
Legg Mason Investment Counsel Social Awareness Fund	1.27%*	2.39%*	1.98%*	1.00%
Legg Mason Investment Counsel Maryland Tax-Free Income Trust	0.75%	N/A	1.30%	0.60%
* These are new expense caps that will be in place for the SAF Acquiring Fund.

The Target Fund expense caps will remain in effect through December 31, 2015 (unless the Reorganizations are consummated prior to that date).  [●], with respect to the Acquiring Funds, will continue these same expense caps (and have additional expense caps with respect to Class A, B and C shares of the SAF Acquiring Fund) through December 31, 2016.  The expense limitation agreements for the Acquiring Funds cannot be terminated or amended to increase the level of the expense cap prior to that date.  After that date, the expense limitation agreements for the Acquiring Funds may be terminated at any time by the TAP Board of Trustees upon 60 days’ notice to [●], or by [●] with consent of the TAP Board of Trustees.  [●] is permitted, with Board approval, to recapture amounts waived and/or reimbursed to a class of the FSF Acquiring Fund and the SAF Acquiring Fund within the same fiscal year in which [●] earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limits described above.  Similarly, [●] is permitted to recapture amounts waived and/or reimbursed to a class of the MTI Acquiring Fund within three years after the fiscal year in which [●] earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limits described above.  Because, as described above, certain expenses are excluded from each Target Fund’s and corresponding Acquiring Fund’s expense cap, it is possible for a Target Fund and/or Acquiring Fund to pay actual net operating expenses that are higher than the level of its expense cap.

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Each Target Fund’s annual report to shareholders for the fiscal years ended below contains information about the factors that the PET Trust and the FIF Trust Boards of Trustees considered in approving each Target Fund’s management agreement and subadvisory agreement(s).  A discussion of the factors considered by the TAP Trust Board of Trustees in approving each of the Acquiring Fund’s advisory agreements between the TAP Trust and [●] will be included in the first shareholder report following the commencement of operations of each Acquiring Fund.

Fund	Fiscal Year End
Legg Mason Investment Counsel Financial Services Fund	3/31/2014
Legg Mason Investment Counsel Social Awareness Fund	1/31/2014
Legg Mason Investment Counsel Maryland Tax-Free Income Trust	3/31/2014

Fund Management.  LMIC provides customized investment counsel to individuals, family offices and institutions.  LMIC seeks to maximize performance while managing risk through an investment discipline that is supported by fundamental research and dedicated resources.  LMIC was formed in 2004 from the acquisition of Scudder Private Investment Counsel and Legg Mason Trust.  Currently, LMIC is a wholly-owned subsidiary of Legg Mason, a financial services holding company.  After the Transaction Closing, [●], [currently LMIC], will be indirectly owned by Stifel. LMPFA, the Target Funds’ investment manager, and LMICTC are wholly-owned subsidiaries of Legg Mason, and LMIC, the Target Funds’ subadviser, is a wholly-owned subsidiary of LMICTC.  Portfolio managers at LMIC average 30 years of financial industry experience.

FSF Target and FSF Acquiring Funds

Christopher Perry, CFA, and Lee Robertson, CFA, have been the portfolio managers of the FSF Target Fund since June 2014.  Messrs. Perry and Robertson are responsible for overseeing the day-to-day operation of the FSF Target Fund and have the ultimate authority to make portfolio decisions.

Mr. Perry is a Principal at LMIC and has 24 years of industry experience.  He joined LMIC in 2014.  Prior to joining LMIC, Mr. Perry was a portfolio manager at Manulife Asset Management (“Manulife”) from 2005 to 2014 where he managed core equity and balanced portfolios.  During that time he researched and recommended stocks within the financial services sector.  Prior to Manulife, Mr. Perry was a portfolio manager and analyst at Turner Investments, L.P. from 1998 to 2005.  He led the financial services sector team which was focused on small to large capitalization portfolios and managed the Constellation TIP Financial Services Fund.

Mr. Perry holds a B.S. in Finance from Villanova University and an M.B.A. in Finance from Drexel University. He is a CFA charterholder and a member of the CFA Institute and the CFA Society of Philadelphia.

Mr. Robertson is a Principal at LMIC and has 29 years of industry experience. He joined Scudder, Stevens & Clark (the predecessor to LMIC) in 1990.  As a portfolio manager at LMIC, Mr. Robertson’s responsibilities include overseeing portfolio construction and ongoing monitoring of portfolios for individuals, families, foundations, endowments and institutional clients.  Prior to joining LMIC, he worked in the banking and consulting industries for 10 years.

Mr. Robertson holds a B.A. in Economics from Southern Methodist University and an M.B.A. in Finance from The Wharton School of the University of Pennsylvania.  He is a CFA charterholder and a member of the CFA Institute and the New York Society of Securities Analysts.

Messrs. Perry and Robertson will manage the FSF Acquiring Fund if the Reorganizations are approved and consummated.

SAF Target and SAF Acquiring Funds

Ronald T. Bates and Aimee M. Eudy have served as portfolio managers of the SAF Target Fund since December 2006 and May 2012, respectively.  Mr. Bates and Ms. Eudy are primarily responsible for the day-to-day management of the SAF Target Fund’s investments and have the ultimate authority to make investment decisions.

Mr. Bates, Managing Director at LMIC and Director of the Socially Responsive Investment Department, is the lead portfolio manager and is responsible for managing the equity portion of the SAF Target Fund.  Mr. Bates joined LMIC in 2005 from Scudder, Stevens & Clark.  He has over 22 years in the investment management business.

Ms. Eudy, Vice President, Portfolio Manager and Credit Analyst at LMIC, is responsible for managing the fixed income portion of the SAF Target Fund.  Ms. Eudy joined an LMIC predecessor organization in 2003 and is also responsible for corporate credit analysis in the taxable fixed income market for the institutional separate account portfolios.  She is a member of LMIC’s Socially Responsive Investment Working Group.  She has over 17 years in the investment management business.

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Mr. Bates and Ms. Eudy will manage the SAF Acquiring Fund if the Reorganizations are approved and consummated.

MTI Target and MTI Acquiring Funds

R. Scott Pierce, CFA, is portfolio manager of the MTI Target Fund and has had primary responsibility for the day-to-day management of the MTI Target Fund since April 2007.  He currently serves as Managing Director for LMIC.  From August 2001 to March 2007, Mr. Pierce co-managed the MTI Target Fund.  Prior to joining Legg Mason in 1994, Mr. Pierce worked at T. Rowe Price Associates, Inc.

Mr. Pierce will manage the MTI Acquiring Fund if the Reorganizations are approved and consummated.

Service Providers.  As series of the PET Trust and the FIF Trust, the Target Funds retain various service providers that provide an array of services to all series of their Trusts.  These Third Party Service Arrangements include custody, administration, transfer agency, accounting, distribution and other general support services. Currently, Third Party Service Arrangements are provided to the PET Trust and the FIF Trust, unless indicated otherwise, by State Street Bank and Trust Company (custody for PET Trust and FIF Trust), Boston Financial Data Services, Inc. (transfer agency for PET Trust and FIF Trust prior to September 8, 2014), BNY Mellon Investment Servicing (U.S.) Inc. (co-transfer agent with respect to shares purchased by clients of certain service providers for PET Trust only prior to September 8, 2014)(transfer agency for PET Trust and FIF Trust after September 8, 2014) and Legg Mason Investor Services, LLC (distribution for PET Trust and FIF Trust).

Similarly, Third Party Service Arrangements are provided to the series of the TAP Trust, including the Acquired Funds, by U.S. Bank National Association (custody), U.S. Bancorp Fund Services, LLC (“USBFS”) (administration, fund accounting and transfer agency), and Quasar Distributors, LLC (“Quasar”) (distribution) (an affiliate of USBFS).  BNY Mellon Investment Servicing (U.S.) Inc. will continue to serve as co-transfer agent with respect to shares purchased by clients of certain service providers for the PET Trust.  USBFS has been providing services to mutual funds since 1969, and currently services over 300 mutual fund complexes.  If the Reorganizations are approved, the Acquiring Funds will be overseen by a different Board of Trustees and the Third Party Service Arrangements will be those utilized by the Acquiring Funds.

Independent Accountants.  KPMG LLP serves as the independent registered public accounting firm to the FSF Target Fund and SAF Target Fund and PricewaterhouseCoopers LLP serves as the independent registered public accounting firm to the MTI Target Fund.  BBD LLP will serve as the independent registered public accounting firm to each of the Acquiring Funds.

Purchase, Redemption and Exchange Policies.  The purchase, redemption and exchange policies for the Target Funds and Acquiring Funds are substantially similar and were highlighted previously.  However, the rights of accumulation and exchange privileges that shareholders of the Target Funds currently have with the other funds distributed by Legg Mason Investor Services, LLC will change following the Reorganizations because the Acquiring Funds are members of a fund family with significantly fewer funds. The purchase, redemption and exchange policies for the Acquiring Funds are more fully discussed in Appendix C.

Frequent Trading of Fund Shares.  Frequent purchases and redemptions of shares of the Target Funds and the Acquiring Funds may interfere with the efficient management of a Fund, increase Fund transaction costs, and have a negative effect on a Fund’s long-term shareholders.  Frequent trading may cause the Fund to sell securities at less favorable prices.  Transaction costs, such as brokerage commissions and market spreads, can detract from a Fund’s performance.  In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that a Fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of a Fund’s investments.  Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the Target Funds and the Acquiring Funds and their long-term shareholders, the TAP Trust Board has adopted policies and procedures similar to those adopted by the PET Trust Board and the FIF Trust Board that are intended to detect and discourage excessive trading and market timing abuses through the use of various surveillance techniques.  Under these policies and procedures, a Fund may limit additional exchanges or purchases of Fund shares by shareholders who are believed by the investment adviser to be engaged in these abusive trading activities in a Fund.  In the event that an exchange or purchase request is rejected, the shareholder may nonetheless redeem its shares.  The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.

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Distributions.  The FSF Target Fund’s and FSF Acquiring Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan, IRA or 529 college savings plan.  Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

The SAF Target Fund’s and SAF Acquiring Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan, IRA or 529 college savings plan.  Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

The MTI Target Fund and MTI Acquiring Fund intend to distribute income that is exempt from regular federal and Maryland state personal income taxes.  A portion of a Fund’s distributions may be subject to such taxes or to the alternative minimum tax.  The distribution policies for the Acquiring Funds are more fully discussed in Appendix C.

Payments to Broker-Dealers and Other Financial Intermediaries.  The Target Funds’ and the Acquiring Funds’ related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares and related services.  These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment.  Ask your financial adviser or salesperson or visit your financial intermediary’s or salesperson’s website for more information.

Shareholder Information.  As of the Record Date, each Target Fund’s shareholders of record and/or beneficial owners (to the PET Trust’s and FIF Trust’s knowledge) who owned 5% or more of each class of a Target Fund’s shares are set forth in Appendix B, “Shareholder Information on the Target Funds.”

Comparison of Valuation Procedures.  Generally, the procedures by which the TAP Trust intends to value the securities of each of the Acquiring Funds are very similar to the procedures used by the PET Trust and FIF Trust to value the securities of their respective Target Funds.  In all cases where a price is not readily available and no other means are available for determining a price, each of the Trusts turns to its fair value procedures for guidance.  Applying the TAP Trust’s valuation policies after the Reorganization to each of the Acquiring Funds will not result in material differences in each Acquiring Fund’s NAV compared to applying the PET Trust’s and the FIF Trust’s valuation policies to their respective Target Funds prior to the closing of the Reorganizations.  The Valuation Procedures of the Acquiring Funds are more fully discussed in Appendix C.

Description of the Securities to be Issued; Rights of Shareholders.  The following is a summary of the material rights of shareholders of the Target Funds and the Acquiring Funds, but does not purport to be a complete description of these rights.  These rights may be determined in full by reference to the Maryland statute (the “Maryland Statute”) governing statutory trusts, the Massachusetts statute (the “Massachusetts Statute”) governing business trusts, and the Delaware statute (the “Delaware Statute”) governing Delaware statutory trusts; the PET Trust’s Amended and Restated Declaration of Trust, and the FIF Trust’s Declaration of Trust, as amended and the TAP Trust’s Amended and Restated Declaration of Trust, and the PET Trust’s Amended and Restated Bylaws, the FIF Trust’s Amended and Restated By-Laws and the TAP Trust’s Amended and Restated Bylaws (collectively, the “Governing Instruments”).  The Governing Instruments are subject to amendment in accordance with their terms.  Copies of the Governing Instruments are available upon request and without charge by following the instructions listed under “Available Information.”

Forms of Organization.

The FSF Target Fund is a non-diversified series, and the SAF Target Fund is a diversified series of the PET Trust, an open-end management investment company organized as a Maryland statutory trust.  The FSF Acquiring Fund is a non-diversified and SAF Acquiring Fund is a diversified series of the TAP Trust, an open-end management investment company organized as a Delaware statutory trust.

The MTI Target Fund is a non-diversified series of the FIF Trust, an open-end management investment company organized as a Massachusetts business trust.  The MTI Acquiring Fund is a non-diversified series of the TAP Trust, an open-end management investment company organized as a Delaware statutory trust.

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Shares.  Each of the PET Trust, the FIF Trust and the TAP Trust are authorized to issue an unlimited number of shares of beneficial interest.

Voting Rights.  Each share of a class of a Target Fund and an Acquiring Fund represents an interest in the respective class of the Fund that is equal to and proportionate with each other share of the respective Fund.  The PET Trust shareholders are entitled to a number of votes equal to the NAV of the share (or fractional share) in U.S. dollars determined at the close of business on the Record Date. The FIF Trust and the TAP Trust shareholders are entitled to one vote for each share and a fractional vote for each fraction of a share of beneficial interest of the Trust standing in his or her name on the books of the MTI Target Fund and the MTI Acquiring Fund on the Record Date and outstanding at the time of the Special Meeting.  The PET Trust, the FIF Trust and the TAP Trust are not required to (nor do they) hold annual shareholder meetings.  However, the PET Trust, the FIF Trust and the TAP Trust may hold special meetings for purposes such as electing or removing trustees.  On any matters submitted to a vote of shareholders, the PET Trust, the FIF Trust and the TAP Trust shares are voted together without regard to class or series except when separate voting is required by the 1940 Act or other applicable law, or where the Board has decided that a matter only affects the interests of one or more classes or series.

Shareholder Liability.  The Maryland Statute provides that, except as provided in the governing instruments of the trust, shareholders are entitled to the same limitation of personal liability extended to stockholders of a Maryland corporation. The Massachusetts Statute does not include an express provision relating to the limitation of liability of the beneficial owners of a Massachusetts business trust.  Consistent with the Delaware Act, the DE Declaration provides that no Acquiring Fund shareholder, as such, shall be subject to any personal liability whatsoever to any person in connection with the property, acts, obligations or affairs of the Trust or any series.  Each of the Trusts’ Governing Instruments provide that no shareholder shall be subject to any personal liability whatsoever to any person in connection with property of a Fund or the acts, obligations or affairs of the PET Trust, the FIF Trust or the TAP Trust, as applicable.  Each of the Trusts’ Governing Instruments further provide that, if any shareholder is made a party to any suit or proceeding to enforce any such liability of a Fund, he or she shall not be held to any personal liability.  The PET Trust, the FIF Trust and the TAP Trust indemnify and hold each shareholder harmless from and against all claims and liabilities to which such shareholder may become subject by reason of being or having been a shareholder, and shall reimburse the shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability.

Preemptive Rights.  Shareholders of the PET Trust, the FIF Trust and the TAP Trust are not entitled to any preference, preemptive, appraisal, conversion or exchange rights.

Fund Trustees and Officers.  The PET Trust and the FIF Trust are each managed under the supervision of the PET Trust Board and the FIF Trust Boards, respectively.  The TAP Trust is managed under the supervision of the TAP Trust Board.  Each of the Acquiring Funds will have a different Board and officers from its corresponding Target Fund.  Below are the members of the TAP Trust Board and officers of the TAP Trust:

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(4)	Other Directorships Held During Past 5 Years by Trustee(2)
Independent Trustees (3)

John Chrystal 615 E. Michigan St. Milwaukee, WI 53202 Age: 56	Trustee	Since 2011	Founder and Managing Partner of Bent Gate Advisors, LLC, a consulting firm that provides strategic advice and assistance to financial institutions. Previously a Partner at DiMaio Ahmad Capital, an investment management firm.	4	Director, Javelin Mortgage Investments, Inc.; Director, The Bancorp, Inc.; Trustee, Trust for Advised Portfolios (for 3 series not affiliated with the Fund).

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Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(4)	Other Directorships Held During Past 5 Years by Trustee(2)
Albert J. DiUlio, S.J. 615 E. Michigan St. Milwaukee, WI 53202 Age: 71	Trustee	Since 2011	Treasurer, Midwest Province of the Society of Jesus. President of the Vatican Observatory Foundation, September 2011 through August 2014. Sabbatical, September 2010 through August 2011. Secretary for Finance and Higher Education USA Jesuit Conference, January 2005 through August 2010.	4	Trustee, Trust for Advised Portfolios (for 3 series not affiliated with the Fund).

David S. Krause 615 E. Michigan St. Milwaukee, WI 53202 Age: 60	Trustee	Since 2011	Director of the Applied Investment Management program and Adjunct Assistant Professor of Finance at Marquette University.	4	Trustee, Trust for Advised Portfolios (for 3 series not affiliated with the Fund).

Harry E. Resis 615 E. Michigan St. Milwaukee, WI 53202 Age: 68	Trustee	Since 2012	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors.	4	Trustee, Trust for Advised Portfolios (for 3 series not affiliated with the Fund).

Interested Trustee

Ian Martin(4) 615 E. Michigan St. Milwaukee, WI 53202 Age: 45	Chairman, Trustee	Since 2013	Executive Vice President, U.S. Bancorp Fund Services, LLC.	4	Trustee, Trust for Advised Portfolios (for 3 series not affiliated with the Fund).

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Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Age: 39	President and Principal Executive Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC (2011 to present); Vice President, Huntington Asset Services (2008 to 2011).
Steven J. Jensen 615 E. Michigan Street Milwaukee, WI 53202 Age: 56	Vice President, Chief Compliance Officer and AML Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC (2011 to present); Field Finance Manager, Johnson Controls, Inc. (2008 to 2011).
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Age: 33	Treasurer and Principal Financial Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC (2011 to present): Senior Fund Administrator, Huntington Asset Services (2002 to 2011).
Wendy M. Barron 615 E. Michigan Street Milwaukee, WI 53202 Age: 36	Assistant Treasurer	Since 2014	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2008 to present).
Jeanine M. Bajczyk, Esq. 615 E. Michigan Street Milwaukee, WI 53202 Age: 49	Secretary	Since 2014	Senior Vice President and Counsel, U.S. Bancorp Fund Services, LLC (May 2006 to present).

1  Each Trustee serves an indefinite term until the election of a successor.  Each officer serves an indefinite term until the election of a successor.
2  “Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.
3  The Trustees of the TAP Trust who are not “interested persons” of the TAP Trust as defined under the 1940 Act (“Independent Trustees”).  Mr. Martin is an “interested person” of the TAP Trust as defined by the 1940 Act.  Mr. Martin is an interested Trustee of the TAP Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the TAP Trust’s distributor.
4  The number of portfolios reflected assumes all of the proposed reorganizations of LMIC-advised funds, including the Target Funds, are approved and consummated.  Currently, the TAP Trust consists of three portfolios, each managed by a different investment adviser.

VOTING INFORMATION

Record Date, Voting Rights and Vote Required.  Proxies are being solicited from the shareholders of the Target Funds by the PET Trust and the FIF Trust Board for the Special Meeting to be held on September 24, 2014, at 10:00 a.m. Eastern Time at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, New York 10018, or at such later time made necessary by adjournment.  Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, “FOR” approval of the Plan.

The Board has fixed the close of business on July 31, 2014 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof.  As of the Record Date, the total number of issued and outstanding shares of beneficial interest of each Target Fund and share class was as shown in the table below.

Fund	Class A	Class B	Class C	Class I
Legg Mason Investment Counsel Financial Services Fund		N/A
Legg Mason Investment Counsel Social Awareness Fund
Legg Mason Investment Counsel Maryland Tax-Free Income Trust		N/A

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Shareholders of record and/or beneficial owners who own five percent or more of any class of a Target Fund as of the Record Date are set forth on Appendix B to this Proxy Statement.  The affirmative vote of a majority of the outstanding voting securities of the Target Fund is required to approve each Plan, which under applicable law means the vote of the lesser of (a) 67% or more of the voting power of the voting securities present at the Special Meeting, if the holders of more than 50% of the voting power of the outstanding voting securities of the Target Fund are present at the Special Meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Target Fund.

How to Vote or Authorize a Proxy to Vote. You may vote or authorize a proxy to vote in one of four ways:

●	complete and sign the enclosed proxy card and mail it to us in the prepaid return envelope (if mailed in the United States);
●	vote on the Internet at the website address listed on your proxy card;
●	call the toll-free number printed on your proxy card; or
●	attend the Special Meeting and vote in person.

PLEASE NOTE, TO VOTE VIA THE INTERNET OR TELEPHONE, YOU WILL NEED THE “CONTROL NUMBER” THAT APPEARS ON YOUR PROXY CARD.

Proxies.  All proxies solicited by the Board that are properly executed and received by the Secretary prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting.  A proxy with respect to shares held in the name of two or more persons is valid if executed by any one of them unless at or prior to its use the Target Fund receives written notification to the contrary from any one of such persons.  Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy, it will be voted FOR the matters specified on the proxy.

You may revoke a proxy once it is given.  If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the Target Fund.  You may also give written notice of revocation in person at the Special Meeting.  Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

Quorum and Adjournments.  A quorum must be present at the Special Meeting for the transaction of business.  The presence in person or by proxy of a specified number of shares of each of the Target Funds outstanding at the close of business on the Record Date constitutes a quorum for a meeting of that Fund.  The quorum requirement for the FSF Target Fund and SAF Target Fund of the PET Trust is 30% of the voting power of the shares entitled to vote and for the MTI Target Fund of the FIF Trust is one-third of all the shares entitled to vote.  Abstentions and broker non-votes  are counted toward a quorum but do not represent votes cast for any issue.  Broker non-votes are shares for which the beneficial owner has not voted and the broker holding the shares does not have discretionary authority to vote on the particular matter. Under the 1940 Act, the affirmative vote necessary to approve the proposals may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of counting abstentions and broker non-votes as if they were votes against a proposal.

In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Special Meeting, the Special Meeting may be adjourned in accordance with applicable law. For the FSF Target Fund and SAF Target Fund, in the event that a quorum shall not be present at the Special Meeting or in the event that a quorum is present but sufficient votes to approve the applicable Plan are not received, the chairman of the Special Meeting or, if a proposal to adjourn is submitted to a vote of shareholders by the chairman, the shareholders of the FSF Target Fund or SAF Target Fund, as applicable, by the affirmative vote of a majority of votes cast on the adjournment, shall have the power to adjourn the Special Meeting from time to time, without notice other than announcement at the Special Meeting, until the requisite number of shares entitled to vote at the Special Meeting shall be present. For the MTI Target Fun, any such adjournment as to a proposal will require the affirmative vote of the holders of a majority of the shares of the MTI Target Fund represented at the Special Meeting.  The persons named as proxies and any shareholder present at the meeting will vote for or against any adjournment in their discretion.

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Effect of Abstensions and Broker “Non-Votes”.  All proxies voted, including abstentions and broker non-votes, will be counted toward establishing a quorum.  In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power.  As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting).

Abstentions and broker non-votes will be treated as shares voted against a proposal.  Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees.  Abstentions and broker non-votes will not be voted “FOR” or “AGAINST” any adjournment.

Solicitation of Proxies. The Target Funds expect that the solicitation of proxies will be primarily by mail and telephone.  The solicitation also may include facsimile, Internet or oral communications by certain employees of LMIC or its affiliates, who will not be paid for these services.  LMPFA has retained Computershare Fund Services (“Computershare”) to aid in the solicitation of proxies, at an anticipated cost of approximately $319,000.  LMPFA, Stifel and their respective affiliates will bear the direct costs in connection with the Special Meeting, including legal costs, the costs of retaining Computershare, and other expenses incurred in connection with the solicitation of proxies.  No Target Fund will incur any costs in connection with its Reorganization.

LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the Reorganizations and the issuance of shares of the Acquiring Funds will be passed on by the law firm of Bingham McCutchen LLP.

EXPERTS

The financial statements and financial highlights of the FSF Target Fund incorporated in this Proxy Statement by reference from the FSF Target Fund’s Annual Report on Form N-CSR for the fiscal year ended March 31, 2014 has been audited by KPMG LLP, an independent registered public accounting firm, as stated in their report, which is incorporated by reference herein, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.  As the FSF Acquiring Fund will not be in operation until after the Reorganization, there are currently no financial statements.

The financial statements and financial highlights of the SAF Target Fund incorporated in this Proxy Statement by reference from the SAF Target Fund’s Annual Report on Form N-CSR for the fiscal year ended January 31, 2014 has been audited by KPMG LLP, an independent registered public accounting firm, as stated in their report, which is incorporated by reference herein, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.  As the SAF Acquiring Fund will not be in operation until after the Reorganization, there are currently no financial statements.

The financial statements and financial highlights of the MTI Target Fund incorporated in this Proxy Statement by reference from the MTI Target Fund’s Annual Report on Form N-CSR for the fiscal year ended March 31, 2014 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report, which is incorporated by reference herein, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.  As the MTI Acquiring Fund will not be in operation until after the Reorganization, there are currently no financial statements.

54

The financial highlights of each Target Fund are set forth in Appendix D, “Financial Highlights.”

OTHER MATTERS

The Target Funds are not required, and do not intend, to hold regular annual meetings of shareholders.  Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders (assuming the Reorganizations are approved and consummated) should send their written proposals to the Secretary of Trust for Advised Portfolios, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, so that they are received within a reasonable time before any such meeting.  The timely submission of a proposal does not guarantee its submission.

By order of the Board of Trustees,

/s/

President, PET Trust

By order of the Board of Trustees,

/s/

President, FIF Trust

55

Agreement and Plan of Reorganization

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [  ] day of [  ], 2014, by and between Trust for Advised Portfolios, a Delaware statutory trust (“TAP Trust”), with its principal place of business at 615 East Michigan Street, Milwaukee, Wisconsin 53202, on behalf of its series [NEWCO Financial Services Fund] and [NEWCO Socially Responsive Balanced Fund] (each an “Acquiring Fund” and collectively the “Acquiring Funds”), and Legg Mason Partners Equity Trust, a Maryland statutory trust (the “Legg Mason Trust”), with its principal place of business at 620 Eighth Avenue, New York, New York 10018, on behalf of its series Legg Mason Investment Counsel Financial Services Fund (“Financial Services Fund”) and Legg Mason Investment Counsel Social Awareness Fund (“Social Awareness Fund” and together with Financial Services Fund, the “Target Funds” and each a “Target Fund”).   [NEWCO], a [type of entity] joins this Agreement solely for purposes of paragraphs 8.10, 9.2, 14, and 16.1 to 16.7. Legg Mason Partners Fund Advisor, LLC (“LMPFA”), a Delaware limited liability company, joins this Agreement solely for purposes of paragraphs 8.9, 9.2, 14, and 16.1 to 16.7.

WHEREAS, each Acquiring Fund is a series of the TAP Trust, an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, each Target Fund is a series of the Legg Mason Trust, an open-end management investment company registered pursuant to the 1940 Act;

WHEREAS, each Acquiring Fund has been newly organized to hold the assets of a corresponding Target Fund;

WHEREAS, each Acquiring Fund has had only nominal assets and has carried on no business activities prior to the date first shown above and will have had only nominal assets and will have carried on no business activities prior to the consummation of this transaction described herein;

WHEREAS, the following chart shows each Acquiring Fund and its classes of shares of beneficial interest (no par value) (“Acquiring Fund Shares”) and the corresponding Target Fund with its classes of shares of beneficial interest ($.00001 par value), as applicable (“Target Fund Shares”):

Target Fund	Acquiring Fund
Financial Services Fund	[NEWCO Financial Services] Fund
Class A	Class A
Class C	Class C
Class I	Class I

Social Awareness Fund	[NEWCO Socially Responsive Balanced] Fund
Class A	Class A
Class B	Class B
Class C	Class C
Class I	Class I

Appendix A-1

WHEREAS, throughout this Agreement, the term “Acquiring Fund Shares” should be read to include each class of shares of the applicable Acquiring Fund and each reference to Acquiring Fund Shares in connection with a Target Fund should be read to include each class of the particular Acquiring Fund that corresponds to the relevant class of the Target Fund;

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transactions contemplated by this Agreement constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) this Agreement constitutes a plan of reorganization within the meaning of Section 368 of the Code and Treasury Regulations Section 1.368-2(g);

WHEREAS, each reorganization and termination contemplated hereby will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of a Target Fund to the corresponding Acquiring Fund in exchange solely for the Acquiring Fund Shares corresponding to the Target Fund Shares, as described herein, and the assumption by the Acquiring Fund of all liabilities of the Target Fund, and (2) the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund in complete liquidation of the Target Fund and the termination of the Target Fund as a series of the Legg Mason Trust, as provided herein (each such series of transactions, a “Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, each Target Fund currently owns securities and other investments that are assets of the character in which the corresponding Acquiring Fund is permitted to invest;

WHEREAS, the Board of Trustees of the TAP Trust (the “TAP Board”), including a majority of its members who are not “interested persons” (as that term is defined in the 1940 Act) (the “Independent Trustees”) of the TAP Trust, has determined, with respect to each Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the corresponding Target Fund for Acquiring Fund Shares and the assumption of all liabilities of the corresponding Target Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of each Reorganization;

WHEREAS, the Board of Trustees of the Legg Mason Trust (the “Legg Mason Board”), including a majority of its members who are Independent Trustees, has determined, with respect to each Target Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund for corresponding Acquiring Fund Shares and the assumption of all liabilities of the Target Fund by the corresponding Acquiring Fund is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of a Reorganization; and

WHEREAS, in this Agreement, any references to an Acquiring Fund or Target Fund taking action shall mean and include all necessary actions of the TAP Trust or the Legg Mason Trust, as applicable, on behalf of an Acquiring Fund or Target Fund, unless the context of this Agreement or the 1940 Act requires otherwise;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.
TRANSFER OF ASSETS OF EACH TARGET FUND TO THE CORRESPONDING ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL TARGET FUND LIABILITIES BY THE CORRESPONDING ACQUIRING FUND AND TERMINATION OF EACH TARGET FUND

1.1.  Subject to the requisite approval of each Target Fund’s shareholders (“Target Fund Shareholders”) and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Legg Mason Trust, on behalf of each applicable Target Fund, agrees to sell, assign, convey, transfer and deliver all of the Target Fund’s Assets, as defined and set forth in paragraph 1.2, to the corresponding Acquiring Fund, and the TAP Trust, on behalf of each Acquiring Fund, agrees in exchange therefor: (a) to deliver to the corresponding Target Fund the number, determined in accordance with paragraph 2.3, of full and fractional Acquiring Fund Shares corresponding to each class of Target Fund Shares as of the time and date set forth in paragraph 3.1, determined by dividing the value of the Target Fund’s net assets attributable to that class (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of one share of the corresponding class of Acquiring Fund Shares (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all liabilities of the Target Fund. Such transactions shall take place on a closing date as provided for in paragraph 3.1 (the “Closing Date”). All Class A shares of an Acquiring Fund delivered to any Target Fund in connection with a Reorganization will have any sales charge waived and the holding period for a class of shares of a Target Fund will be carried over to that class of shares of the Acquiring Fund for purposes of calculating any applicable contingent deferred sales charge on the redemption of that class of shares of the Acquiring Fund.

1.2.  The property and assets of the Legg Mason Trust attributable to each Target Fund to be sold, assigned, conveyed, transferred and delivered to and acquired by the TAP Trust, on behalf of the corresponding Acquiring Fund, shall consist of all assets and property of every kind and nature of the Target Fund, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers, that the Target Fund owns at the Valuation Date (as defined in paragraph 2.1) (collectively, “Assets”). The TAP Trust, on behalf of the corresponding Acquiring Fund, shall assume all of the liabilities and obligations of the Target Fund, including, without limitation, all indemnification obligations of the Target Fund with respect to the current and former members of the Board and officers of the Legg Mason Trust, whether accrued or contingent, known or unknown, existing at the Valuation Date except for (a) obligations of the Target Fund arising under this Agreement and (b) all expenses that are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) borne by LMPFA or NEWCO pursuant to paragraph 9.2 (collectively, “Liabilities”). Each Target Fund will sell, assign, convey, transfer and deliver to the TAP Trust, on behalf of the corresponding Acquiring Fund, any rights, payments, stock dividends, or other securities received by the Target Fund after the Closing Date as payments, stock dividends or other distributions on or with respect to the Assets transferred, which rights, payments, stock dividends, and other securities shall be deemed included in the property and assets transferred to the TAP Trust, on behalf of the corresponding Acquiring Fund, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the Assets of each Target Fund acquired by the TAP Trust on behalf of the corresponding Acquiring Fund.

1.3.  Each Target Fund will use its best efforts to discharge all of its known Liabilities that are or will become due prior to the Closing Date.

1.4.  Immediately following the actions contemplated by paragraph 1.1, the Legg Mason Trust shall take such actions as may be necessary or appropriate to complete the termination of each Target Fund. To complete the termination, the Legg Mason Trust, on behalf of each Target Fund, shall (a) on the Closing Date, distribute to the shareholders of record of the Target Fund Shares as of the Closing Date (“Target Fund Shareholders”), on a pro rata basis within each share class, the corresponding class of Acquiring Fund Shares received by the Legg Mason Trust, on behalf of the Target Fund, pursuant to paragraph 1.1, (b) on the Closing Date, cancel shares of each Target Fund and (c) terminate each Target Fund as a series of the Legg Mason Trust, in accordance with Maryland law. Such distribution and cancellation  shall be accomplished, with respect to the Target Fund Shares, by the transfer on the Closing Date of the corresponding classes of Acquiring Fund Shares then credited to the account of each Target Fund on the books of the corresponding Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to the Target Fund Shareholders shall be equal to the aggregate net asset value of the Target Fund Shares owned by Target Fund Shareholders on the Closing Date. All issued and outstanding Target Fund Shares will be cancelled on the books of each Target Fund. [The corresponding Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange.]

1.5.  Ownership of Acquiring Fund Shares will be shown on the books of each transfer agent of the Acquiring Fund for the credit of the respective accounts of the Target Fund Shareholders.

1.6.  Any reporting responsibility of each Target Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Legg Mason Trust, on behalf of each Target Fund.

2.	VALUATION

2.1.  The value of the Assets and the amount of the Liabilities shall be determined as of the time for calculation of net asset value as set forth in the then-current prospectus for each Target Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures established by the Legg Mason Board that conform in valuation methodology in all material respects to those used by the TAP Board. All computations of value and amounts shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Target Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the Legg Mason Trust that conform in valuation methodology in all material respects to those used by the TAP Board. In the case of differences in valuation, the parties shall discuss in good faith to resolve prior to the Closing Date.

2.2.  The net asset value per share of each class of Acquiring Fund Shares shall be determined to the nearest full cent on the Valuation Date, using the valuation procedures adopted by the TAP Board. All computations of value shall be made by (a) [accounting agent], in its capacity as accounting agent for the Acquiring Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures adopted in good faith by the TAP Board.

2.3.  The number of each class of Acquiring Fund Shares to be issued in exchange for the Assets shall be determined by dividing the value of the net assets with respect to each corresponding class of Target Fund Shares, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of the corresponding class of an Acquiring Fund Share, determined using the same valuation procedures referred to in paragraph 2.2.

3.	CLOSING AND CLOSING DATE

3.1.  Subject to the terms and conditions set forth herein, the Closing Date shall be December 12, 2014, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time or such later time on that date as the Target Fund’s net asset value is calculated in accordance with paragraph 2.1. The Closing shall be held at the offices of [LMPFA] or at such other time and/or place as the parties may agree.

3.2.  The Legg Mason Trust shall direct State Street Bank and Trust Company (the “Custodian”) to transfer ownership of the Assets, at the time of the Closing, from the accounts of each Target Fund that the Custodian maintains as custodian for the Target Fund to the accounts of the Acquiring Fund. Each Target Fund’s portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the corresponding Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof.  The Custodian shall deliver to the account of the TAP Trust with respect to the applicable Acquiring Fund, the Assets of the relevant Target Fund as of the Closing Date by book entry or physical certificate, in accordance with the customary practices of the Custodian and of each securities depository, in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act. The cash to be transferred by each Target Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.3.  The Legg Mason Trust shall direct BNY Mellon Asset Servicing (U.S.) Inc., in its capacity as a transfer agent for each Target Fund (the “Transfer Agent”), to deliver to the TAP Trust at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Target Fund Shareholder and the number and percentage ownership of the outstanding class of Target Fund Shares owned by each such shareholder immediately prior to the Closing. The corresponding Acquiring Fund shall deliver to the Secretary of the Legg Mason Trust, on behalf of the Target Fund, a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Target Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4. At the Closing, each Target Fund and Acquiring Fund shall deliver to the corresponding Target Fund or Acquiring Fund, as applicable, such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the corresponding Target Fund or Acquiring Fund, as applicable, or its counsel may reasonably request.

3.4.  In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of an Acquiring Fund or the corresponding Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of either an appropriate officer of the Legg Mason Trust or an appropriate officer of the TAP Trust, accurate appraisal of the value of the net assets of the Target Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored, or such [other date as the parties may agree] [later dates as may be mutually agreed in writing by an authorized officer of each party].

4.	REPRESENTATIONS AND WARRANTIES

4.1.  The Legg Mason Trust, on behalf of each Target Fund, represents and warrants, to the TAP Trust, on behalf of the corresponding Acquiring Fund, as follows:

(a)  Each Target Fund is duly established as a series of the Legg Mason Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under its Declaration of Trust, as amended or supplemented (the “Declaration”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Legg Mason Trust is duly qualified to do business as a foreign corporation (or other entity, as prescribed by applicable law) in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Legg Mason Trust. The Legg Mason Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as described in paragraph 4.1(c).

(b)  The Legg Mason Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Target Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect and each Target Fund is in compliance in all material respects with the 1940 Act and 1933 Act and rules and regulations under each.

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by each Target Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act, which shall have been obtained on or prior to the Closing Date.

(d)  The current prospectus and statement of additional information of each Target Fund (true and correct copies of which have been delivered to the corresponding Acquiring Fund) and each prospectus and statement of additional information of each Target Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact relating to the Target Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)  On the Closing Date, the Legg Mason Trust, on behalf of each Target Fund, will have good title to the Assets and full right, power and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the TAP Trust, on behalf of the corresponding Acquiring Fund, will acquire good title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

(f)  Each Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Legg Mason Trust, on behalf of the Target Fund, will not result, in a material violation of Maryland law or of the Declaration or the bylaws of the Legg Mason Trust, as amended (“Bylaws”) or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Legg Mason Trust, on behalf of the Target Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Legg Mason Trust, on behalf of the Target Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, other undertaking, judgment or decree to which the Legg Mason Trust, on behalf of the Target Fund, is a party or by which it is bound.

(g)  All material contracts or other commitments of each Target Fund (other than this Agreement and contracts or other commitments entered into in order to effect the transactions contemplated by this Agreement, certain investment contracts, including options, futures, swaps and forward contracts, the indemnification agreements of the current and former members of the Legg Mason Board, and those contracts listed in Schedule 4.1 on a fund by fund basis) will terminate without liability to a Target Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of each Target Fund and, to each Target Fund’s knowledge, of the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by a Target Fund to the corresponding Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder by the Target Fund or the imposition of any penalty thereunder.

(h)  No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Legg Mason Trust’s knowledge, threatened against the Legg Mason Trust, with respect to a Target Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of a Target Fund’s business. The Legg Mason Trust, on behalf of a Target Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects a Target Fund’s business or the Legg Mason Trust’s ability to consummate the transactions herein contemplated on behalf of a Target Fund.

(i)  The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of each Target Fund as of the last day of and for the most recently completed fiscal year of each Target Fund prior to the date of this Agreement have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the TAP Trust) present fairly, in all material respects, the financial condition of each Target Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of a Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) of each Target Fund as at the last day of and for the most recently completed fiscal half year of the Target Fund following the date of the audited annual statements referenced above are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been, or will be, furnished to the Acquiring Fund) present or will present fairly, in all material respects, the financial condition of the Target Fund, and all known contingent, accrued or other liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date are disclosed therein.

(j)  Since the last day of the most recently completed fiscal year of each Target Fund prior to the date of this Agreement, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by each Target Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Target Fund Shares due to declines in market values of securities held by each Target Fund, the discharge of Target Fund liabilities, or the redemption of Target Fund Shares by Target Fund Shareholders shall not constitute a material adverse change.

(k)  On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of each Target Fund required by law to have been filed by such date (taking into account any extensions) shall have been filed and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Legg Mason Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l)  Each Target Fund is a separate series of the Legg Mason Trust, and is treated as a corporation separate from any and all other series of the Legg Mason Trust under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year ending on the Closing Date), each Target Fund has met (or for that year will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has had in effect an election to be treated as such, has been (or for that year will be) eligible to compute and has computed (or for that year will compute) its federal income tax under Section 852 of the Code and on or before the Closing Date, will have declared and paid dividends sufficient to distribute substantially all of (a) the sum of (i) its net tax-exempt income, (ii) its investment company taxable income (as defined in the Code, computed without regard to any deduction for dividends paid) and (iii) any net capital gain (as defined in the Code), and (b) any other amounts as necessary in each case for all tax periods ending on or before the Closing Date, as dividends qualifying for the dividends-paid deduction under Section 562 of the Code, such that the Target Fund will have no tax liability under Section 852 or Section 4982 of the Code for any tax period ending on or before the Closing Date.

(m)  All issued and outstanding Target Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Legg Mason Trust, have been offered and sold in any state or territory (including, without limitation, the District of Columbia) in which they have been offered or sold, in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding Target Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of each Target Fund, as provided in paragraph 3.3. Each Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Target Fund Shares, nor is there outstanding any security convertible into any of the Target Fund Shares, other than (i) rights of reinvestment of dividends and capital gains distributions of the Target Fund, and (ii) rights of exchange of shares of other Legg Mason mutual fund shares into shares of the Target Fund.

(n)  The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the  Legg Mason Board, on behalf of each Target Fund, and, subject to the approval of the Target Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Legg Mason Trust, on behalf of a Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o)  The combined proxy statement and prospectus (“Proxy Statement”) to be included in the Registration Statement (as defined in paragraph 5.6), insofar as it relates to only the Target Fund and its shares, from the effective date of the Registration Statement through the date of the meeting of Target Fund Shareholders contemplated therein and on the Closing Date, will (i) not contain any statement which, at the time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the TAP Trust for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Target Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority (“FINRA”)), as may be prepared in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

4.2.  The TAP Trust on behalf of each Acquiring Fund, represents and warrants to the Legg Mason Trust, on behalf of the corresponding Target Fund as follows:

(a)  Each Acquiring Fund is duly established as a series of the TAP Trust, which is a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with the power under its Declaration of Trust, as amended and supplemented (the “TAP Declaration”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The TAP Trust is duly qualified to do business as a foreign corporation (or other entity, as prescribed by applicable law) in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the TAP Trust. The TAP Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as described in paragraph 4.2(c).

(b)  The TAP Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquiring Fund Shares under the 1933 Act, is in full force and effect or will be in full force and effect as of the Closing Date.

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act, which shall have been obtained on or prior to the Closing Date.

(d)  As of the Closing Date, the current prospectus and statement of additional information of each Acquiring Fund collectively, as amended or supplemented from time to time, will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact relating to the Acquiring Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)  Each Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the TAP Trust, on behalf of an Acquiring Fund, will not result, in a material violation of Delaware law or the TAP Declaration or the bylaws of the TAP Trust, as amended  (“TAP Bylaws”) or of any agreement, indenture, instrument, contract, lease or other undertaking to which the TAP Trust, on behalf of an Acquiring Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the TAP Trust, on behalf of an Acquiring Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, other undertaking, judgment or decree to which the TAP Trust, on behalf of an Acquiring Fund, is a party or by which it is bound.

(f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the TAP Trust’s knowledge, threatened against the TAP Trust or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of an Acquiring Fund’s business. The TAP Trust is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the TAP Trust’s business or the TAP Trust’s ability to consummate the transactions herein contemplated on behalf of an Acquiring Fund.

(g)  Each Acquiring Fund’s current prospectus and statement of additional information (true and correct copies of which have been delivered to the corresponding Target Fund) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact relating to an Acquiring Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(h)  Each Acquiring Fund was established in order to effect the transactions described in this Agreement.  Each Acquiring Fund has not previously filed a federal income tax return.  However, each Acquiring Fund will timely file a federal income tax return as a “regulated investment company” for the taxable year that includes the Closing Date and will take all steps necessary to ensure that it qualifies for treatment as a “regulated investment company” under Sections 851 and 852 of the Code.  Each Acquiring Fund will have no current or accumulated earnings and profits as of the Closing Date.  To the knowledge of the TAP Trust, each Acquiring Fund will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company from and including the taxable year that includes the Closing Date and will be eligible to, and will, compute its federal income tax under Section 852 of the Code.

(i)  All Acquiring Fund Shares will be, upon consummation of the Reorganization, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by  the TAP Trust and will have been offered and sold in any state or territory (including, without limitation, the District of Columbia) in which they have been offered or sold, in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. Each Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(j)  The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the TAP Board, on behalf of an Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the TAP Trust, on behalf of an Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(k)  The Proxy Statement to be included in the Registration Statement (as defined in paragraph 5.6), insofar as it relates to each Acquiring Fund and the Acquiring Fund Shares, from the effective date of the Registration Statement through the date of the meeting of Target Fund Shareholders and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Legg Mason Trust, for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by each Acquiring Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including FINRA), as may be prepared in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(l)  Prior to the Closing Date, each Acquiring Fund will have carried on no business activity, will have had no assets or liabilities and will have no issued or outstanding shares.

(m)  The minute books and other similar records of the TAP Trust as made available to each Target Fund prior to the execution of this Agreement contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the TAP Trust and of each Acquiring Fund, and the TAP Board and committees of the TAP Board.

(n)  The TAP Trust and each Acquiring Fund have maintained, or caused to be maintained on its behalf, in all material respects, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder and such books and records are true and correct in all material respects.

(o)  The TAP Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act.

5.	COVENANTS

The Legg Mason Trust, on behalf of each Target Fund, and the TAP Trust, on behalf of each corresponding Acquiring Fund, hereby further covenants as follows:

5.1.  Each Target Fund and the applicable Acquiring Fund will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that, with respect to each Target Fund, such ordinary course of business will include purchases and sales of portfolio securities and other instruments, sales and redemptions of Target Fund Shares and the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable, and with respect to the applicable Acquiring Fund, it shall be limited to such actions that are customary to the organization of a new series prior to its commencement of operations.

5.2.  The Legg Mason Trust will call and hold a meeting of the Target Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. As soon as reasonably practicable after the Closing, the Legg Mason Trust shall (a) distribute to the Target Fund Shareholders, on a pro rata basis within each share class, the corresponding class of Acquiring Fund Shares received by the Legg Mason Trust, on behalf of the Target Fund, pursuant to paragraph 1.1 in cancellation of Target Fund Shares in accordance with Maryland law and (b) terminate the Target Fund as a series of the Legg Mason Trust as described in paragraph 1.4. In the event that any Target Fund receives insufficient votes from shareholders, the meeting may be adjourned or postponed as permitted under the Legg Mason Trust’s Declaration,  Bylaws, applicable law and the Proxy Statement in order to permit further solicitation of proxies.

5.3.  The Acquiring Fund Shares to be acquired by the Target Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4.  The Legg Mason Trust, on behalf of the Target Fund, will assist in obtaining such information as the corresponding Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund Shares.

5.5.  Subject to the provisions of this Agreement, the Legg Mason Trust, on behalf of the Target Fund, and the TAP Trust, on behalf of the corresponding Acquiring Fund, will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6.  The TAP Trust, on behalf of each Acquiring Fund, shall prepare and file a Registration Statement on Form N-14 in compliance with the 1933 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (the “Registration Statement”). The Legg Mason Trust, on behalf of each Target Fund, will provide to the corresponding Acquiring Fund such information regarding each Target Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.7.  The Legg Mason Trust, on behalf of each Target Fund, and the TAP Trust, on behalf of the corresponding Acquiring Fund, will use all reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable. The Legg Mason Trust and the TAP Trust shall use commercially reasonable efforts to make its officers available upon reasonable notice at reasonable times to provide explanation of any documents or information provided under this Agreement to the extent such officer is familiar with such documents or information.

5.8.  The Legg Mason Trust, on behalf of each Target Fund, will, from time to time, as and when reasonably requested by the corresponding Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the TAP Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the TAP Trust’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the TAP Trust’s title to and possession of all the Assets, and to otherwise carry out the intent and purpose of this Agreement.

5.9.  The TAP Trust, on behalf of each Acquiring Fund, will use all reasonable efforts to obtain such approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.10.  It is the intention of the parties that the transaction contemplated by this Agreement shall qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the parties to this Agreement shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code.

At or before the Closing, each Acquiring Fund shall redeem all shares of that Acquiring Fund issued prior to the Closing for the price at which those shares were issued, such that the shareholders and assets of the Acquiring Fund immediately after the Closing will be the same as the shareholders and assets of the corresponding Target Fund immediately before the Closing.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE LEGG MASON TRUST, ON BEHALF OF EACH TARGET FUND

The obligations of the Legg Mason Trust, on behalf of each Target Fund, to consummate the transactions provided for herein shall be subject, at the Legg Mason Trust’s election, to the following conditions:

6.1.  All representations and warranties of the TAP Trust, on behalf of each Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2.  The TAP Trust, on behalf of each Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the TAP Trust, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3.  The TAP Trust, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities and all such other agreements and instruments as the Legg Mason Trust may reasonably deem necessary or desirable in order to vest in and confirm (a) the corresponding Target Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the TAP Trust’s assumption of all of the Liabilities, and to otherwise carry out the intent and purpose of this Agreement.

6.4.  The TAP Trust, on behalf of the Acquiring Fund, shall have delivered to the Legg Mason Trust, on behalf of the corresponding Target Fund, a certificate executed in the name of the TAP Trust, on behalf of the Acquiring Fund, by the TAP Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the corresponding Target Fund and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the corresponding Target Fund shall reasonably request.

6.5.  The Legg Mason Trust, on behalf of each Target Fund, shall have received a favorable opinion of Bingham McCutchen LLP, counsel to the TAP Trust in connection with this Agreement, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of Bingham McCutchen LLP appropriate to render the opinions expressed therein, and in a form satisfactory to the Legg Mason Trust, which opinion may rely on a separate opinion of local counsel to the extent it relates to the laws of the State of Delaware to the following effect:

(a)  The TAP Trust is a Delaware statutory trust validly existing under the laws of the State of Delaware and has power as a statutory trust to enter into and perform its obligations under this Agreement, and each Acquiring Fund is a separate series thereof duly constituted in accordance with the TAP Declaration and TAP Bylaws.

(b)  This Agreement has been duly authorized, executed and delivered by the TAP Trust, on behalf of each Acquiring Fund, and assuming the due authorization, execution and delivery of this Agreement by the applicable Target Fund, is the valid and binding obligation of the TAP Trust and each Acquiring Fund enforceable against the TAP Trust and each Acquiring Fund in accordance with its terms, subject to customary exceptions.

(c)  The execution and delivery of this Agreement by the TAP Trust on behalf of each Acquiring Fund did not, and the performance by the TAP Trust and each Acquiring Fund of their obligations hereunder will not, (i) violate the TAP Declaration or TAP Bylaws or (ii) breach in any material respect any provision of any agreement filed with the registration statement of the Acquiring Fund on Form N-1A to which the Acquiring Fund is a party or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the TAP Trust or any Acquiring Fund is a party or by which it is bound.

(d)  To the knowledge of such counsel, no consent, approval, authorization or order of any Delaware (as to the Delaware Statutory Trust Act) or federal court or governmental authority is required for the consummation by the TAP Trust or any Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or blue sky laws or such as have been obtained.

6.6.  The TAP Trust is registered with the Commission as an open-end management investment company under the 1940 Act.

6.7.  The Legg Mason Trust, on behalf of each Target Fund, shall have received from the transfer agent of the Acquiring Fund a certificate stating that it has received from the TAP Trust the number of full and fractional Acquiring Fund Shares of each relevant class equal in value to the value of each corresponding class of the Target Fund as of the time and date set forth in paragraph 3.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TAP TRUST, ON BEHALF OF EACH ACQUIRING FUND

The obligations of the TAP Trust, on behalf of each Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the TAP Trust’s election, to the following conditions:

7.1.  All representations and warranties of the Legg Mason Trust, on behalf of each Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2.  The Legg Mason Trust, on behalf of each Target Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Legg Mason Trust, on behalf of each Target Fund, on or before the Closing Date.

7.3.  The Legg Mason Trust, on behalf of each Target Fund, shall have delivered to the corresponding Acquiring Fund a Statement of Assets and Liabilities of the Target Fund as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Legg Mason Trust on behalf of the Target Fund. The Legg Mason Trust, on behalf of the Target Fund, shall have executed and delivered all such assignments and other instruments of transfer as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) the Target Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets and to otherwise carry out the intent and purpose of this Agreement.

7.4.  The Legg Mason Trust, on behalf of each Target Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Legg Mason Trust, on behalf of the Target Fund, by the Legg Mason Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Acquiring Fund shall reasonably request.

7.5.  The TAP Trust, on behalf of each Acquiring Fund, shall have received a favorable opinion of Willkie Farr & Gallagher LLP, counsel to each Target Fund for the transactions contemplated hereby, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of such firm appropriate to render the opinions expressed therein, and in a form satisfactory to the applicable Acquiring Fund to the following effect:

(a)  The Legg Mason Trust is a Maryland statutory trust duly formed and existing under and by virtue of the laws of the State of Maryland, and, with respect to each Target Fund, has power to own all of its properties and assets and to carry on its business as presently conducted as described in the Proxy Statement.

(b)  This Agreement has been duly authorized, executed and delivered by the Legg Mason Trust, on behalf of each Target Fund, and assuming the due authorization, execution and delivery of this Agreement by the TAP Trust, on behalf of each Acquiring Fund, is a valid and binding obligation of each Target Fund enforceable against the Target Fund in accordance with its terms, subject to customary exceptions.

(c)  The Legg Mason Trust, on behalf of each Target Fund, has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

(d)  The execution and delivery of this Agreement by the Legg Mason Trust, on behalf of each Target Fund, did not, and the performance by the Trust, on behalf of each Target Fund, of its obligations hereunder will not, (i) violate the Declaration or Bylaws, (ii) breach in any material respect any provision of any agreement filed with the  registration statement of the Legg Mason Trust on Form N-1A to which the Legg Mason Trust is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Legg Mason Trust is a party or by which it is bound.

(e)  To the knowledge of such counsel, no consent, approval, authorization or order of any applicable state or federal court or governmental authority is required for the consummation by Legg Mason Trust or any Target Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained.

(f)  Such counsel does not know of any legal or governmental proceedings relating to any Target Fund existing on or before the date of mailing of the Proxy Statement or the Closing Date required to be described in the Registration Statement which are not described as required.

(g)  Each Target Fund is a series of the Legg Mason Trust, which is an investment company registered with the Commission as an open-end management investment company under the 1940 Act.

With respect to all matters of Maryland law, such counsel shall be entitled to state that, with the approval of the TAP Trust, they have relied on the opinion of Venable LLP and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Venable LLP.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARTIES

The respective obligations of the TAP Trust, each Acquiring Fund, the Legg Mason Trust and each Target Fund are subject to the further conditions that on or before the Closing Date:

8.1.  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of each Target Fund, in accordance with the provisions of the 1940 Act and the Declaration, the Bylaws, and Maryland law, as applicable, and certified copies of the report of the inspector of elections evidencing such approval, if any such approval is required, shall have been delivered to the corresponding Acquiring Fund. Notwithstanding anything herein to the contrary, the Legg Mason Trust may not waive the condition set forth in this paragraph 8.1.

8.2.  The Agreement, the transactions contemplated herein and the filing of the Proxy Statement shall have been approved by the TAP Board and the Agreement, the transactions contemplated herein and the filing of the Proxy Statement shall have been approved by the Legg Mason Board, and each party shall have delivered to the other a copy of the resolutions approving this Agreement adopted by the other party’s Board, certified by the Secretary or an equivalent officer.

8.3.  On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and, to the knowledge of the parties hereto, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.4.  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities) deemed necessary by the Legg Mason Trust, on behalf of each Target Fund, and the TAP Trust, on behalf of each Acquiring Fund, to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund.

8.5.  The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.6.  No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the knowledge of any party hereto, threatened against a party or any of its properties or assets that, if adversely determined, would materially and adversely affect its business or its ability to consummate the transactions herein contemplated.

8.7.  With respect to each Reorganization, the Legg Mason Trust, on behalf of the applicable Target Fund, and the TAP Trust, on behalf of the corresponding Acquiring Fund, shall have received a favorable opinion of Bingham McCutchen LLP dated on the Closing Date (which opinion will be subject to certain qualifications) satisfactory to both parties substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, generally for U.S. federal income tax purposes:

(a)  The acquisition by the Acquiring Fund of all of the assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Target Fund, followed by the distribution by the Target Fund to the Target Fund Shareholders of Acquiring Fund Shares in complete termination of the Target Fund, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)  No gain or loss will be recognized by the Target Fund on the transfer of the Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities, or upon the distribution of the Acquiring Fund Shares to the Target Fund Shareholders, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an Asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

(c)  The tax basis in the hands of the Acquiring Fund of each Asset will be the same as the tax basis of such Asset in the hands of the Target Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer;

(d)  The holding period of each Asset in the hands of the Acquiring Fund, other than Assets with respect to which gain or loss is required to be recognized, will include in each instance the period during which such Asset was held by the Target Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an Asset);

(e)  No gain or loss will be recognized by the Acquiring Fund upon its receipt of the Assets solely in exchange for Acquiring Fund shares and the assumption of the Liabilities;

(f)  No gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund Shares for Acquiring Fund Shares as part of the Reorganization;

(g)  The aggregate tax basis of the Acquiring Fund Shares that each Target Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Target Fund Shares exchanged therefor; and

(h)  Each Target Fund Shareholder’s holding period for the Acquiring Fund Shares received in the Reorganization will include the period for which such Target Fund Shareholder held the Target Fund Shares exchanged therefor, provided that the Target Fund Shareholder held such Target Fund Shares as capital assets on the date of the exchange.

The parties acknowledge that the opinion will be based on certain factual certifications made by the Legg Mason Trust and the TAP Trust and will also be based on customary assumptions; the opinion is not a guarantee that the tax consequences of the Reorganization will be as described above; and there is no assurance that the Internal Revenue Service or a court would agree with the opinion.

8.8.  With respect to each Target Fund individually, the Reorganization of such Target Fund into its corresponding Acquiring Fund and the material attributes of such Acquiring Fund, including, but not limited to, its investment management agreement, each of its investment subadvisory agreements, Rule 12b-1 Plans, sales charges, share classes, distribution agreement, transfer agent agreement, custody agreement, and independent registered public accounting firm, shall, in all material respects, be substantially as described in the Proxy Statement.

8.9.  Prior to the Closing, LMPFA or an affiliate shall have arranged for insurance and indemnification in favor of the Legg Mason Board for expenses, losses, claims, damages and liabilities that relate to periods prior to the Closing Date upon such terms as may be reasonably acceptable to the Legg Mason Board.

8.10.  Prior to the Closing, NEWCO has entered into a written arrangement with each Acquiring Fund pursuant to which NEWCO agreed  to limit operating expenses (excluding certain expenses) through December 31, 2016 for certain classes of each Acquiring Fund as provided in Schedule 8.10.

8.11.  At any time prior to the Closing, any of the foregoing conditions of this Section 8 (except for paragraphs 8.1, 8.7 and 8.10) may be jointly waived by the Legg Mason Board, and the TAP Board, if, in the judgment of the Legg Mason Board, such waiver will not have a material adverse effect on the interests of the Target Fund Shareholders and if, in the judgment of the TAP Board, such waiver will not have a material adverse effect on the interests of the shareholders of each Acquiring Fund.

8.12.  [All of the conditions to the closing of the transactions contemplated by the Stock Purchase Agreement between Legg Mason, Inc. and Stifel Financial Corp., dated June 4, 2014 (the “Stock Purchase Agreement”), shall be satisfied or waived, and the closing of the transactions contemplated by the Stock Purchase Agreement [shall be consummated concurrently] with the Closing.]

9.	BROKER FEES AND EXPENSES

9.1.  The TAP Trust, on behalf of each Acquiring Fund, and the Legg Mason Trust, on behalf of each Target Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2.  The Legg Mason Trust, each Target Fund, the TAP Trust and each Acquiring Fund will not bear any costs arising in connection with the transactions contemplated by this Agreement.  The costs arising in connection with the transactions contemplated by this Agreement, whether or not the transactions contemplated hereby are concluded, shall be “costs and expenses” associated with or related to a Reorganization as set forth in Section 9.11 of the Stock Purchase Agreement and the responsibility for payment of all such costs shall be allocated between LMPFA (or an affiliate thereof) and NEWCO as set forth in Section 9.11 of the Stock Purchase Agreement.  Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a Fund’s failure to qualify for treatment as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

10.	ENTIRE AGREEMENT; TERMINATION AND SURVIVAL OF WARRANTIES

10.1.  The TAP Trust and the Legg Mason Trust agree that neither has made any representation, warranty or covenant, on behalf of either an Acquiring Fund or a Target Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2.  Representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.  Notwithstanding the foregoing sentence, the covenants to be performed after the Closing shall survive the Closing.

11.	TERMINATION

11.1.  This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of either the Legg Mason Board or TAP Board, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to any Acquiring Fund or any Target Fund, respectively.  In addition, this Agreement may be terminated at any time prior to the Closing Date:

(a)  by the written consent of each of the Parties;

(b)  by the Legg Mason Trust (i) following a material breach by the TAP Trust of any of its representations, warranties or covenants contained in this Agreement, provided that the TAP Trust shall have been given a period of 10 business days from the date of the occurrence of such material breach to cure such breach and shall have failed to do so; or (ii) upon the occurrence of an event which has a material adverse effect upon the TAP Trust or an Acquiring Fund; or

(c)  by the TAP Trust (i) following a material breach by the Legg Mason Trust of any of its representations, warranties or covenants contained in this Agreement, provided that the Legg Mason Trust shall have been given a period of 10 business days from the date of the occurrence of such material breach to cure such breach and shall have failed to do so; or (ii) upon the occurrence of an event which has a material adverse effect upon the Legg Mason Trust or a Target Fund.

11.2.  If a party terminates this Agreement in accordance with this Section 11, other than a termination under (b) or (c) in connection with a willful default, there shall be no liability for damages on the part of any party, or the trustees, directors or officers of such party.  In the event of a termination under (b) or (c) in connection with a willful default, all remedies at law or in equity of the party adversely affected shall survive.

11.3.  At any time prior to the Closing Date, any of the terms or conditions of this Agreement (except for Section 8) may be waived by either the Legg Mason Trust or the TAP Trust, respectively (whichever is entitled to the benefit thereof).  Such waiver shall be in writing and authorized by an officer of the waiving party.  The failure of either party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of either party thereafter to enforce each and every such provision.  No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

12.	AMENDMENTS

12.1.  This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Legg Mason Trust and the TAP Trust; provided, however, that following each meeting of the Target Fund Shareholders called by the Legg Mason Trust pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to each corresponding class of Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.	NOTICES

13.1.  Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to:

To the Acquiring Funds:

[Trust for Advised Portfolios]
[615 East Michigan Street
Milwaukee, Wisconsin 53202]
Attn: [  ]

With a copy (which shall not constitute notice) to:

[LEGAL COUNSEL]
[ADDRESS]
Attention:  [  ]

To the Target Funds:

Legg Mason Partners Equity Trust
620 Eighth Avenue
New York, NY  10018
Attn: President

With a copy (which shall not constitute notice) to:

Willkie Farr & Gallagher LLP
1875 K Street NW
Washington, DC 20004
Attn: Benjamin J. Haskin, Esq.

14.	PUBLICITY/CONFIDENTIALITY

14.1.  Publicity.  Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree in writing, provided that nothing herein shall prevent either party from making such public announcements as may be required by law, in which case the party issuing such statement or communication shall use all commercially reasonable efforts to advise the other party prior to such issuance.

14.2.  Confidentiality.  (a)    The Legg Mason Trust, each Target Fund, the TAP Trust, each Acquiring Fund, LMPFA and NEWCO (for purposes of this paragraph 14.2, the “Protected Persons”) will hold, and will cause their officers, employees, representatives, agents and affiliates to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all confidential information obtained from the other Protected Persons in connection with the transactions contemplated by this Agreement, except such information may be disclosed:  (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) it if was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

(b)  In the event of a termination of this Agreement, the Legg Mason Trust, each Target Fund, the TAP Trust, each Acquiring Fund, LMPFA and NEWCO agree that they along with their employees, representative agents and affiliates shall, and shall cause their affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the other Protected Persons and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed:  (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

15.	CONSUMMATION OF EACH REORGANIZATION

15.1.  Each Reorganization is contingent upon the requisite shareholder approval with respect to a Reorganization and other transactions as provided for in Article VI of the Stock Purchase Agreement unless otherwise waived by an appropriate party.

16.	HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

16.1.  The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.2.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

16.3.  This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of Maryland without regard to its principles of conflicts of laws.

16.4.  The warranties, representations, and agreements contained in this Agreement made by the Legg Mason Trust, on behalf of each of the Target Funds, are made on a several (and not joint, or joint and several) basis. Similarly, the warranties, representations, and agreements contained in this Agreement made by the TAP Trust, on behalf of each of the Acquiring Funds, are made on a several (and not joint, or joint and several) basis. In the event that shareholders of a particular Target Fund do not approve the Reorganization with respect to that Target Fund and the corresponding Acquiring Fund, the Agreement will continue to remain in full force and effect with respect to the reorganizations and terminations for the other Target Fund and its corresponding Acquiring Fund referenced in this Agreement to the extent consistent with the provisions of Section 15.1 of this Agreement. The benefits and obligations attendant to the Reorganization are severable with respect to each Target Fund and its corresponding Acquiring Fund and the other Target Fund and its corresponding Acquiring Fund participating in the Reorganization. Shareholders of a Target Fund have no rights under this Agreement with respect to the reorganization and termination of the other Target Fund unless they hold shares of such other Target Fund.

16.5.  This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, as well as transferees of a majority of a party’s assets, whether by dividend or otherwise, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

16.6.  Consistent with its Declaration, the obligations of the Legg Mason Trust with respect to each Target Fund, entered into in the name or on behalf of the Legg Mason Trust by any of its Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Legg Mason Trust, personally, but bind only the assets of the Legg Mason Trust belonging to a Target Fund, and all persons dealing with any series or funds of the Legg Mason Trust must look solely to the assets of the Trust belonging to such series or fund for the enforcement of any claims against the Trust.

16.7.  Consistent with the TAP Declaration, the obligations of the TAP Trust with respect to each Acquiring Fund, entered into in the name or on behalf of the TAP Trust by any of its Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the TAP Trust, personally, but bind only the assets of the TAP Trust belonging to an Acquiring Fund, and all persons dealing with any series or funds of the TAP Trust must look solely to the assets of the TAP Trust belonging to such series or fund for the enforcement of any claims against the TAP Trust.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

TRUST FOR ADVISED PORTFOLIOS,
on behalf of its series [NEWCO Financial Services Fund] AND [NEWCO Socially Responsive Balanced Fund]

By:
Name: Christopher Kashmerick
Title: President

LEGG MASON PARTNERS EQUITY TRUST,
on behalf of its series Legg Mason Investment Counsel Financial Services Fund and Legg Mason Investment Counsel Social Awareness Fund

By:
Name: Kenneth D. Fuller
Title: President

Solely for purposes of paragraphs 8.10, 9.2, 14, and 16.1 to 16.7 of the Agreement:
[[NEWCO]

By:
Name:
Title:

Solely for purposes of paragraphs 8.9, 9.2, 14, and 16.1 to 16.7 of the Agreement:
LEGG MASON PARTNERS FUND ADVISOR, LLC

By:
Name: Kenneth D. Fuller
Title: President

SCHEDULE 4.1

Legg Mason Investment Counsel Financial Services Fund

[None.]

Legg Mason Investment Counsel Social Awareness Fund

[None.]

SCHEDULE 8.10

[NEWCO Financial Services] Fund

NEWCO has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expect to exceed 1.50% for Class A shares, 2.25% for Class C shares and 1.25% for Class I shares through December 31, 2016.

[NEWCO Socially Responsive Balanced] Fund

 NEWCO has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expect to exceed 1.27% for Class A shares, 2.39% for Class B shares, 1.98% for Class C shares and 1.00% for Class I shares through December 31, 2016.

Appendix A2

Agreement and Plan of Reorganization

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [  ] day of [  ], 2014, by and between Trust for Advised Portfolios, a Delaware statutory trust (“TAP Trust”), with its principal place of business at 615 East Michigan Street, Milwaukee, Wisconsin 53202, on behalf of its series [NEWCO Maryland Tax-Free Income Fund] (the “Acquiring Fund”), and Legg Mason Tax-Free Income Fund, a Massachusetts business trust (the “Legg Mason Trust”), with its principal place of business at 620 Eighth Avenue, New York, New York 10018, on behalf of its series Legg Mason Investment Counsel Maryland Tax-Free Income Trust (the “Target Fund”).  [NEWCO], a [type of entity] joins this Agreement solely for purposes of paragraphs 8.10, 9.2, 14, and 16.1 to 16.7. Legg Mason Partners Fund Advisor, LLC (“LMPFA”), a Delaware limited liability company, joins this Agreement solely for purposes of paragraphs 8.9, 9.2, 14, and 16.1 to 16.7.

WHEREAS, the Acquiring Fund is a series of the TAP Trust, an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Target Fund is a series of the Legg Mason Trust, an open-end management investment company registered pursuant to the 1940 Act;

WHEREAS, the Acquiring Fund has been newly organized to hold the assets of the Target Fund;

WHEREAS, the Acquiring Fund has had only nominal assets and has carried on no business activities prior to the date first shown above and will have had only nominal assets and will have carried on no business activities prior to the consummation of this transaction described herein;

WHEREAS, the following chart shows the Acquiring Fund and its classes of shares of beneficial interest (no par value) (“Acquiring Fund Shares”) and the Target Fund with its classes of shares of beneficial interest ($.00001 par value), as applicable (“Target Fund Shares”):

Target Fund	Acquiring Fund
LMIC Maryland Tax-Free Income Trust	[NEWCO Maryland Tax-Free Income] Fund
Class A	Class A
Class C	Class C
Class I	Class I

WHEREAS, throughout this Agreement, the term “Acquiring Fund Shares” should be read to include each class of shares of the Acquiring Fund and each reference to Acquiring Fund Shares in connection with the Target Fund should be read to include each class of the Acquiring Fund that corresponds to the relevant class of the Target Fund;

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transactions contemplated by this Agreement constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) this Agreement constitutes a plan of reorganization within the meaning of Section 368 of the Code and Treasury Regulations Section 1.368-2(g);

Appendix A-2

WHEREAS, the reorganization and termination contemplated hereby will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund to the Acquiring Fund in exchange solely for the Acquiring Fund Shares corresponding to the Target Fund Shares, as described herein, and the assumption by the Acquiring Fund of all liabilities of the Target Fund, and (2) the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund in complete liquidation of the Target Fund and the termination of the Target Fund as a series of the Legg Mason Trust, as provided herein (each such series of transactions, a “Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Target Fund currently owns securities and other investments that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Board of Trustees of the TAP Trust (the “TAP Board”), including a majority of its members who are not “interested persons” (as that term is defined in the 1940 Act) (the “Independent Trustees”) of the TAP Trust, has determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund for Acquiring Fund Shares and the assumption of all liabilities of the Target Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of each Reorganization;

WHEREAS, the Board of Trustees of the Legg Mason Trust (the “Legg Mason Board”), including a majority of its members who are Independent Trustees, has determined, with respect to the Target Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund for Acquiring Fund Shares and the assumption of all liabilities of the Target Fund by the Acquiring Fund is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of a Reorganization; and

WHEREAS, in this Agreement, any references to the Acquiring Fund or the Target Fund taking action shall mean and include all necessary actions of the TAP Trust or the Legg Mason Trust, as applicable, on behalf of the Acquiring Fund or the Target Fund, unless the context of this Agreement or the 1940 Act requires otherwise;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.
TRANSFER OF ASSETS OF THE TARGET FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL TARGET FUND LIABILITIES BY THE ACQUIRING FUND AND TERMINATION OF THE TARGET FUND

1.1. Subject to the requisite approval of the Target Fund’s shareholders (“Target Fund Shareholders”) and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Legg Mason Trust, on behalf of the Target Fund, agrees to sell, assign, convey, transfer and deliver all of the Target Fund’s Assets, as defined and set forth in paragraph 1.2, to the Acquiring Fund, and the TAP Trust, on behalf of the Acquiring Fund, agrees in exchange therefor: (a) to deliver to the Target Fund the number, determined in accordance with paragraph 2.3, of full and fractional Acquiring Fund Shares corresponding to each class of Target Fund Shares as of the time and date set forth in paragraph 3.1, determined by dividing the value of the Target Fund’s net assets attributable to that class (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of one share of the corresponding class of Acquiring Fund Shares (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all liabilities of the Target Fund. Such transactions shall take place on a closing date as provided for in paragraph 3.1 (the “Closing Date”). All Class A shares of the Acquiring Fund delivered to any Target Fund in connection with a Reorganization will have any sales charge waived and the holding period for a class of shares of the Target Fund will be carried over to that class of shares of the Acquiring Fund for purposes of calculating any applicable contingent deferred sales charge on the redemption of that class of shares of the Acquiring Fund.

1.2. The property and assets of the Legg Mason Trust attributable to the Target Fund to be sold, assigned, conveyed, transferred and delivered to and acquired by the TAP Trust, on behalf of the Acquiring Fund, shall consist of all assets and property of every kind and nature of the Target Fund, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers, that the Target Fund owns at the Valuation Date (as defined in paragraph 2.1) (collectively, “Assets”). The TAP Trust, on behalf of the Acquiring Fund, shall assume all of the liabilities and obligations of the Target Fund, including, without limitation, all indemnification obligations of the Target Fund with respect to the current and former members of the Board and officers of the Legg Mason Trust, whether accrued or contingent, known or unknown, existing at the Valuation Date except for (a) obligations of the Target Fund arising under this Agreement and (b) all expenses that are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) borne by LMPFA or Stifel pursuant to paragraph 9.2 (collectively, “Liabilities”). The Target Fund will sell, assign, convey, transfer and deliver to the TAP Trust, on behalf of the Acquiring Fund, any rights, payments, stock dividends, or other securities received by the Target Fund after the Closing Date as payments, stock dividends or other distributions on or with respect to the Assets transferred, which rights, payments, stock dividends, and other securities shall be deemed included in the property and assets transferred to the TAP Trust, on behalf of the Acquiring Fund, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the Assets of the Target Fund acquired by the TAP Trust on behalf of the Acquiring Fund.

1.3. The Target Fund will use its best efforts to discharge all of its known Liabilities that are or will become due prior to the Closing Date.

1.4. Immediately following the actions contemplated by paragraph 1.1, the Legg Mason Trust shall take such actions as may be necessary or appropriate to complete the termination of the Target Fund. To complete the termination, the Legg Mason Trust, on behalf of the Target Fund, shall (a) on the Closing Date, distribute to the shareholders of record of the Target Fund Shares as of the Closing Date (“Target Fund Shareholders”), on a pro rata basis within each share class, the corresponding class of Acquiring Fund Shares received by the Legg Mason Trust, on behalf of the Target Fund, pursuant to paragraph 1.1, (b) on the Closing Date, cancel shares of the Target Fund and (c) terminate the Target Fund as a series of the Legg Mason Trust, in accordance with Massachusetts law. Such distribution and cancellation shall be accomplished, with respect to the Target Fund Shares, by the transfer on the Closing Date of the classes of Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to the Target Fund Shareholders shall be equal to the aggregate net asset value of the Target Fund Shares owned by Target Fund Shareholders on the Closing Date. All issued and outstanding Target Fund Shares will be cancelled on the books of the Target Fund. The Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange.

1.5. Ownership of Acquiring Fund Shares will be shown on the books of each transfer agent of the Acquiring Fund for the credit of the respective accounts of the Target Fund Shareholders.

1.6. Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Legg Mason Trust, on behalf of the Target Fund.

2.  VALUATION

2.1. The value of the Assets and the amount of the Liabilities shall be determined as of the time for calculation of net asset value as set forth in the then-current prospectus for the Target Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures established by the Legg Mason Board that conform in valuation methodology in all material respects to those used by the TAP Board. All computations of value and amounts shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Target Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the Legg Mason Trust that conform in valuation methodology in all material respects to those used by the TAP Board. In the case of differences in valuation, the parties shall discuss in good faith to resolve prior to the Closing Date.

2.2. The net asset value per share of each class of Acquiring Fund Shares shall be determined to the nearest full cent on the Valuation Date, using the valuation procedures adopted by the TAP Board. All computations of value shall be made by (a) [accounting agent], in its capacity as accounting agent for the Acquiring Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures adopted in good faith by the TAP Board.

2.3. The number of each class of Acquiring Fund Shares to be issued in exchange for the Assets shall be determined by dividing the value of the net assets with respect to each corresponding class of Target Fund Shares, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of the corresponding class of the Acquiring Fund Share, determined using the same valuation procedures referred to in paragraph 2.2.

3.  CLOSING AND CLOSING DATE

3.1. Subject to the terms and conditions set forth herein, the Closing Date shall be December 12, 2014, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time or such later time on that date as the Target Fund’s net asset value is calculated in accordance with paragraph 2.1. The Closing shall be held at the offices of LMPFA or at such other time and/or place as the parties may agree.

3.2. The Legg Mason Trust shall direct State Street Bank and Trust Company (the “Custodian”) to transfer ownership of the Assets, at the time of the Closing, from the accounts of the Target Fund that the Custodian maintains as custodian for the Target Fund to the accounts of the Acquiring Fund. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof.  The Custodian shall deliver to the account of the TAP Trust with respect to the Acquiring Fund, the Assets of the relevant Target Fund as of the Closing Date by book entry or physical certificate, in accordance with the customary practices of the Custodian and of each securities depository, in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act. The cash to be transferred by the Target Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.3. The Legg Mason Trust shall direct BNY Mellon Asset Servicing (U.S.) Inc., in its capacity as a transfer agent for the Target Fund (the “Transfer Agent”), to deliver to the TAP Trust at the Closing a certificate of an authorized officer stating that its records contain the name and address of the Target Fund Shareholder and the number and percentage ownership of the outstanding class of Target Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of the Legg Mason Trust, on behalf of the Target Fund, a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Target Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4. At the Closing, the Target Fund and Acquiring Fund shall deliver to the Target Fund or Acquiring Fund, as applicable, such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the Target Fund or Acquiring Fund, as applicable, or its counsel may reasonably request.

3.4. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of either an appropriate officer of the Legg Mason Trust or an appropriate officer of the TAP Trust, accurate appraisal of the value of the net assets of the Target Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored, or such [other date as the parties may agree] [later dates as may be mutually agreed in writing by an authorized officer of each party].

4.  REPRESENTATIONS AND WARRANTIES

4.1. The Legg Mason Trust, on behalf of the Target Fund, represents and warrants, to the TAP Trust, on behalf of the Acquiring Fund, as follows:

(a) The Target Fund is duly established as a series of the Legg Mason Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the State of Massachusetts, with power under its Declaration of Trust, as amended or supplemented (the “Declaration”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Legg Mason Trust is duly qualified to do business as a foreign corporation (or other entity, as prescribed by applicable law) in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Legg Mason Trust. The Legg Mason Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as described in paragraph 4.1(c).

(b) The Legg Mason Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Target Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect and the Target Fund is in compliance in all material respects with the 1940 Act and 1933 Act and rules and regulations under each.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act, which shall have been obtained on or prior to the Closing Date.

(d) The current prospectus and statement of additional information of the Target Fund (true and correct copies of which have been delivered to the Acquiring Fund) and each prospectus and statement of additional information of the Target Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact relating to the Target Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) On the Closing Date, the Legg Mason Trust, on behalf of the Target Fund, will have good title to the Assets and full right, power and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the TAP Trust, on behalf of the Acquiring Fund, will acquire good title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

(f) The Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Legg Mason Trust, on behalf of the Target Fund, will not result, in a material violation of Massachusetts law or of the Declaration or the amended and restated bylaws of the Legg Mason Trust (“Bylaws”) or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Legg Mason Trust, on behalf of the Target Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Legg Mason Trust, on behalf of the Target Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, other undertaking, judgment or decree to which the Legg Mason Trust, on behalf of the Target Fund, is a party or by which it is bound.

(g) All material contracts or other commitments of the Target Fund (other than this Agreement and contracts or other commitments entered into in order to effect the transactions contemplated by this Agreement, certain investment contracts, including options, futures, swaps and forward contracts, the indemnification agreements of the current and former members of the Legg Mason Board, and those contracts listed in Schedule 4.1) will terminate without liability to the Target Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of the Target Fund and, to the Target Fund’s knowledge, of the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by the Target Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder by the Target Fund or the imposition of any penalty thereunder.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Legg Mason Trust’s knowledge, threatened against the Legg Mason Trust, with respect to the Target Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Target Fund’s business. The Legg Mason Trust, on behalf of the Target Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Target Fund’s business or the Legg Mason Trust’s ability to consummate the transactions herein contemplated on behalf of the Target Fund.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Target Fund as of the last day of and for the most recently completed fiscal year of the Target Fund prior to the date of this Agreement have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the TAP Trust) present fairly, in all material respects, the financial condition of the Target Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) of the Target Fund as at the last day of and for the most recently completed fiscal half year of the Target Fund following the date of the audited annual statements referenced above are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been, or will be, furnished to the Acquiring Fund) present or will present fairly, in all material respects, the financial condition of the Target Fund, and all known contingent, accrued or other liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date are disclosed therein.

(j) Since the last day of the most recently completed fiscal year of the Target Fund prior to the date of this Agreement, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Target Fund Shares due to declines in market values of securities held by the Target Fund, the discharge of Target Fund liabilities, or the redemption of Target Fund Shares by Target Fund Shareholders shall not constitute a material adverse change.

(k) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Target Fund required by law to have been filed by such date (taking into account any extensions) shall have been filed and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Legg Mason Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l) The Target Fund is a separate series of the Legg Mason Trust, and is treated as a corporation separate from any and all other series of the Legg Mason Trust under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year ending on the Closing Date), the Target Fund has met (or for that year will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has had in effect an election to be treated as such, has been (or for that year will be) eligible to compute and has computed (or for that year will compute) its federal income tax under Section 852 of the Code and on or before the Closing Date, will have declared and paid dividends sufficient to distribute substantially all of (a) the sum of (i) its net tax-exempt income, (ii) its investment company taxable income (as defined in the Code, computed without regard to any deduction for dividends paid) and (iii) any net capital gain (as defined in the Code), and (b) any other amounts as necessary in each case for all tax periods ending on or before the Closing Date, as dividends qualifying for the dividends-paid deduction under Section 562 of the Code, such that the Target Fund will have no tax liability under Section 852 or Section 4982 of the Code for any tax period ending on or before the Closing Date.

(m) All issued and outstanding Target Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Legg Mason Trust, have been offered and sold in any state or territory (including, without limitation, the District of Columbia) in which they have been offered or sold, in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding Target Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Target Fund, as provided in paragraph 3.3. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Target Fund Shares, nor is there outstanding any security convertible into any of the Target Fund Shares, other than (i) rights of reinvestment of dividends and capital gains distributions of the Target Fund, and (ii) rights of exchange of shares of other Legg Mason mutual fund shares into shares of the Target Fund.

(n) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the  Legg Mason Board, on behalf of the Target Fund, and, subject to the approval of the Target Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Legg Mason Trust, on behalf of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The combined proxy statement and prospectus (“Proxy Statement”) to be included in the Registration Statement (as defined in paragraph 5.6), insofar as it relates to only the Target Fund and its shares, from the effective date of the Registration Statement through the date of the meeting of Target Fund Shareholders contemplated therein and on the Closing Date, will (i) not contain any statement which, at the time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the TAP Trust for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Target Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority (“FINRA”)), as may be prepared in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

4.2. The TAP Trust on behalf of the Acquiring Fund, represents and warrants to the Legg Mason Trust, on behalf of the Target Fund as follows:

(a) The Acquiring Fund is duly established as a series of the TAP Trust, which is a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with the power under its Declaration of Trust, as amended and supplemented (the “TAP Declaration”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The TAP Trust is duly qualified to do business as a foreign corporation (or other entity, as prescribed by applicable law) in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the TAP Trust. The TAP Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as described in paragraph 4.2(c).

(b) The TAP Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquiring Fund Shares under the 1933 Act, is in full force and effect or will be in full force and effect as of the Closing Date.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act, which shall have been obtained on or prior to the Closing Date.

(d) As of the Closing Date, the current prospectus and statement of additional information of the Acquiring Fund collectively, as amended or supplemented from time to time, will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact relating to the Acquiring Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the TAP Trust, on behalf of the Acquiring Fund, will not result, in a material violation of Delaware law or the TAP Declaration or the bylaws of the TAP Trust, as amended  (“TAP Bylaws”) or of any agreement, indenture, instrument, contract, lease or other undertaking to which the TAP Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the TAP Trust, on behalf of the Acquiring Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, other undertaking, judgment or decree to which the TAP Trust, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the TAP Trust’s knowledge, threatened against the TAP Trust or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquiring Fund’s business. The TAP Trust is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the TAP Trust’s business or the TAP Trust’s ability to consummate the transactions herein contemplated on behalf of the Acquiring Fund.

(g) The Acquiring Fund’s current prospectus and statement of additional information (true and correct copies of which have been delivered to the Target Fund) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact relating to the Acquiring Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(h) The Acquiring Fund was established in order to effect the transactions described in this Agreement.  The Acquiring Fund has not previously filed a federal income tax return.  However, the Acquiring Fund will timely file a federal income tax return as a “regulated investment company” for the taxable year that includes the Closing Date and will take all steps necessary to ensure that it qualifies for treatment as a “regulated investment company” under Sections 851 and 852 of the Code.  The Acquiring Fund will have no current or accumulated earnings and profits as of the Closing Date.  To the knowledge of the TAP Trust, the Acquiring Fund will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company from and including the taxable year that includes the Closing Date and will be eligible to, and will, compute its federal income tax under Section 852 of the Code.

(i) All Acquiring Fund Shares will be, upon consummation of the Reorganization, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the TAP Trust and will have been offered and sold in any state or territory (including, without limitation, the District of Columbia) in which they have been offered or sold, in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(j) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the TAP Board, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the TAP Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(k) The Proxy Statement to be included in the Registration Statement (as defined in paragraph 5.6), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, from the effective date of the Registration Statement through the date of the meeting of Target Fund Shareholders and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Legg Mason Trust, for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquiring Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including FINRA), as may be prepared in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(l) Prior to the Closing Date, the Acquiring Fund will have carried on no business activity, will have had no assets or liabilities and will have no issued or outstanding shares.

(m) The minute books and other similar records of the TAP Trust as made available to the Target Fund prior to the execution of this Agreement contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the TAP Trust and of the Acquiring Fund, and the TAP Board and committees of the TAP Board.

(n) The TAP Trust and the Acquiring Fund have maintained, or caused to be maintained on its behalf, in all material respects, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder and such books and records are true and correct in all material respects.

(o) The TAP Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act.

5.  COVENANTS

The Legg Mason Trust, on behalf of the Target Fund, and the TAP Trust, on behalf of each corresponding Acquiring Fund, hereby further covenants as follows:

5.1. The Target Fund and the Acquiring Fund will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that, with respect to the Target Fund, such ordinary course of business will include purchases and sales of portfolio securities and other instruments, sales and redemptions of Target Fund Shares and the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable, and with respect to the Acquiring Fund, it shall be limited to such actions that are customary to the organization of a new series prior to its commencement of operations.

5.2. The Legg Mason Trust will call and hold a meeting of the Target Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. As soon as reasonably practicable after the Closing, the Legg Mason Trust shall (a) distribute to the Target Fund Shareholders, on a pro rata basis within each share class, the corresponding class of Acquiring Fund Shares received by the Legg Mason Trust, on behalf of the Target Fund, pursuant to paragraph 1.1 in cancellation of Target Fund Shares in accordance with Massachusetts law and (b) terminate the Target Fund as a series of the Legg Mason Trust as described in paragraph 1.4. If the Target Fund is the sole remaining series of the Legg Mason Trust, then as soon as reasonably practicable after the termination of the Target Fund as described in the immediately preceding sentence, the Legg Mason Trust shall dissolve, terminate and have its affairs wound up in accordance with Massachusetts law.  In the event that any Target Fund receives insufficient votes from shareholders, the meeting may be adjourned or postponed as permitted under the Legg Mason Trust’s Declaration, Bylaws, applicable law and the Proxy Statement in order to permit further solicitation of proxies.

5.3. The Acquiring Fund Shares to be acquired by the Target Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4. The Legg Mason Trust, on behalf of the Target Fund, will assist in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund Shares.

5.5. Subject to the provisions of this Agreement, the Legg Mason Trust, on behalf of the Target Fund, and the TAP Trust, on behalf of the Acquiring Fund, will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6. The TAP Trust, on behalf of the Acquiring Fund, shall prepare and file a Registration Statement on Form N-14 in compliance with the 1933 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (the “Registration Statement”). The Legg Mason Trust, on behalf of the Target Fund, will provide to the Acquiring Fund such information regarding the Target Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.7. The Legg Mason Trust, on behalf of the Target Fund, and the TAP Trust, on behalf of the Acquiring Fund, will use all reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable. The Legg Mason Trust and the TAP Trust shall use commercially reasonable efforts to make its officers available upon reasonable notice at reasonable times to provide explanation of any documents or information provided under this Agreement to the extent such officer is familiar with such documents or information.

5.8. The Legg Mason Trust, on behalf of the Target Fund, will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the TAP Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the TAP Trust’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the TAP Trust’s title to and possession of all the Assets, and to otherwise carry out the intent and purpose of this Agreement.

5.9. The TAP Trust, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain such approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.10. It is the intention of the parties that the transaction contemplated by this Agreement shall qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the parties to this Agreement shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code.

At or before the Closing, the Acquiring Fund shall redeem all shares of the Acquiring Fund issued prior to the Closing for the price at which those shares were issued, such that the shareholders and assets of the Acquiring Fund immediately after the Closing will be the same as the shareholders and assets of the Target Fund immediately before the Closing.

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE LEGG MASON TRUST, ON BEHALF OF THE TARGET FUND

The obligations of the Legg Mason Trust, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at the Legg Mason Trust’s election, to the following conditions:

6.1. All representations and warranties of the TAP Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2. The TAP Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the TAP Trust, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3. The TAP Trust, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities and all such other agreements and instruments as the Legg Mason Trust may reasonably deem necessary or desirable in order to vest in and confirm (a) the Target Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the TAP Trust’s assumption of all of the Liabilities, and to otherwise carry out the intent and purpose of this Agreement.

6.4. The TAP Trust, on behalf of the Acquiring Fund, shall have delivered to the Legg Mason Trust, on behalf of the Target Fund, a certificate executed in the name of the TAP Trust, on behalf of the Acquiring Fund, by the TAP Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Target Fund and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Target Fund shall reasonably request.

6.5. The Legg Mason Trust, on behalf of the Target Fund, shall have received a favorable opinion of Bingham McCutchen LLP, counsel to the TAP Trust in connection with this Agreement, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of Bingham McCutchen LLP appropriate to render the opinions expressed therein, and in a form satisfactory to the Legg Mason Trust, which opinion may rely on a separate opinion of local counsel to the extent it relates to the laws of the State of Delaware to the following effect:

(a) The TAP Trust is a Delaware statutory trust validly existing under the laws of the State of Delaware and has power as a statutory trust to enter into and perform its obligations under this Agreement, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the TAP Declaration and TAP Bylaws.

(b) This Agreement has been duly authorized, executed and delivered by the TAP Trust, on behalf of the Acquiring Fund, and assuming the due authorization, execution and delivery of this Agreement by the Target Fund, is the valid and binding obligation of the TAP Trust and the Acquiring Fund enforceable against the TAP Trust and the Acquiring Fund in accordance with its terms, subject to customary exceptions.

(c) The execution and delivery of this Agreement by the TAP Trust on behalf of the Acquiring Fund did not, and the performance by the TAP Trust and the Acquiring Fund of their obligations hereunder will not, (i) violate the TAP Declaration or TAP Bylaws or (ii) breach in any material respect any provision of any agreement filed with the registration statement of the Acquiring Fund on Form N-1A to which the Acquiring Fund is a party or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the TAP Trust or any Acquiring Fund is a party or by which it is bound.

(d) To the knowledge of such counsel, no consent, approval, authorization or order of any Delaware (as to the Delaware Statutory Trust Act) or federal court or governmental authority is required for the consummation by the TAP Trust or any Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or blue sky laws or such as have been obtained.

6.6. The TAP Trust is registered with the Commission as an open-end management investment company under the 1940 Act.

6.7. The Legg Mason Trust, on behalf of the Target Fund, shall have received from the transfer agent of the Acquiring Fund a certificate stating that it has received from the TAP Trust the number of full and fractional Acquiring Fund Shares of each relevant class equal in value to the value of each corresponding class of the Target Fund as of the time and date set forth in paragraph 3.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TAP TRUST, ON BEHALF OF THE ACQUIRING FUND

The obligations of the TAP Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the TAP Trust’s election, to the following conditions:

7.1. All representations and warranties of the Legg Mason Trust, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2. The Legg Mason Trust, on behalf of the Target Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Legg Mason Trust, on behalf of the Target Fund, on or before the Closing Date.

7.3. The Legg Mason Trust, on behalf of the Target Fund, shall have delivered to the Acquiring Fund a Statement of Assets and Liabilities of the Target Fund as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Legg Mason Trust on behalf of the Target Fund. The Legg Mason Trust, on behalf of the Target Fund, shall have executed and delivered all such assignments and other instruments of transfer as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) the Target Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets and to otherwise carry out the intent and purpose of this Agreement.

7.4. The Legg Mason Trust, on behalf of the Target Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Legg Mason Trust, on behalf of the Target Fund, by the Legg Mason Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Acquiring Fund shall reasonably request.

7.5. The TAP Trust, on behalf of the Acquiring Fund, shall have received a favorable opinion of K&L Gates LLP, counsel to the Target Fund for the transactions contemplated hereby, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of such firm appropriate to render the opinions expressed therein, and in a form satisfactory to the Acquiring Fund to the following effect:

(a) The Legg Mason Trust is a Massachusetts business trust formed and existing under and by virtue of the laws of the State of Massachusetts and, with respect to the Target Fund, has power to own all of its properties and assets and to carry on its business as presently conducted as described in the Proxy Statement.

(b) This Agreement has been duly authorized, executed and delivered by the Legg Mason Trust, on behalf of the Target Fund, and assuming the due authorization, execution and delivery of this Agreement by the TAP Trust, on behalf of the Acquiring Fund, is a valid and binding obligation of the Target Fund enforceable against the Target Fund in accordance with its terms, subject to customary exceptions.

(c) The Legg Mason Trust, on behalf of the Target Fund, has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

(d) The execution and delivery of this Agreement by the Legg Mason Trust, on behalf of the Target Fund, did not, and the performance by the Legg Mason Trust, on behalf of the Target Fund, of its obligations hereunder will not, (i) violate the Declaration or Bylaws, (ii) breach in any material respect any provision of any agreement filed with the  registration statement of the Legg Mason Trust on Form N-1A to which the Legg Mason Trust is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Legg Mason Trust is a party or by which it is bound.

(e) To the knowledge of such counsel, no consent, approval, authorization or order of any applicable state or federal court or governmental authority is required for the consummation by Legg Mason Trust or any Target Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained.

(f) Such counsel does not know of any legal or governmental proceedings relating to the Target Fund existing on or before the date of mailing of the Proxy Statement or the Closing Date required to be described in the Registration Statement which are not described as required.

(g) The Target Fund is a series of the Legg Mason Trust, which is an investment company registered with the Commission as an open-end management investment company under the 1940 Act.

[With respect to all matters of Maryland law, such counsel shall be entitled to state that, with the approval of the TAP Trust, they have relied on the opinion of Venable LLP and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Venable LLP.]

8.  FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARTIES

The respective obligations of the TAP Trust, the Acquiring Fund, the Legg Mason Trust and the Target Fund are subject to the further conditions that on or before the Closing Date:

8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund, in accordance with the provisions of the 1940 Act and the Declaration, the Bylaws, and Massachusetts law, as applicable, and certified copies of the report of the inspector of elections evidencing such approval, if any such approval is required, shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, the Legg Mason Trust may not waive the condition set forth in this paragraph 8.1.

8.2. The Agreement, the transactions contemplated herein and the filing of the Proxy Statement shall have been approved by the TAP Board and the Agreement, the transactions contemplated herein and the filing of the Proxy Statement shall have been approved by the Legg Mason Board, and each party shall have delivered to the other a copy of the resolutions approving this Agreement adopted by the other party’s Board, certified by the Secretary or an equivalent officer.

8.3. On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and, to the knowledge of the parties hereto, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.4. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities) deemed necessary by the Legg Mason Trust, on behalf of the Target Fund, and the TAP Trust, on behalf of the Acquiring Fund, to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund.

8.5. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.6. No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the knowledge of any party hereto, threatened against a party or any of its properties or assets that, if adversely determined, would materially and adversely affect its business or its ability to consummate the transactions herein contemplated.

8.7. The Legg Mason Trust, on behalf of the Target Fund, and the TAP Trust, on behalf of the Acquiring Fund, shall have received a favorable opinion of Bingham McCutchen LLP dated on the Closing Date (which opinion will be subject to certain qualifications) satisfactory to both parties substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, generally for U.S. federal income tax purposes:

(a) The acquisition by the Acquiring Fund of all of the assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Target Fund, followed by the distribution by the Target Fund to the Target Fund Shareholders of Acquiring Fund Shares in complete termination of the Target Fund, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) No gain or loss will be recognized by the Target Fund on the transfer of the Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities, or upon the distribution of the Acquiring Fund Shares to the Target Fund Shareholders, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an Asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

(c) The tax basis in the hands of the Acquiring Fund of each Asset will be the same as the tax basis of such Asset in the hands of the Target Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer;

(d) The holding period of each Asset in the hands of the Acquiring Fund, other than Assets with respect to which gain or loss is required to be recognized, will include in each instance the period during which such Asset was held by the Target Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an Asset);

(e) No gain or loss will be recognized by the Acquiring Fund upon its receipt of the Assets solely in exchange for Acquiring Fund shares and the assumption of the Liabilities;

(f) No gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund Shares for Acquiring Fund Shares as part of the Reorganization;

(g) The aggregate tax basis of the Acquiring Fund Shares that the Target Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Target Fund Shares exchanged therefor; and

(h) The Target Fund Shareholder’s holding period for the Acquiring Fund Shares received in the Reorganization will include the period for which such Target Fund Shareholder held the Target Fund Shares exchanged therefor, provided that the Target Fund Shareholder held such Target Fund Shares as capital assets on the date of the exchange.

The parties acknowledge that the opinion will be based on certain factual certifications made by the Legg Mason Trust and the TAP Trust and will also be based on customary assumptions; the opinion is not a guarantee that the tax consequences of the Reorganization will be as described above; and there is no assurance that the Internal Revenue Service or a court would agree with the opinion.

8.8. The Reorganization of the Target Fund into the Acquiring Fund and the material attributes of the Acquiring Fund, including, but not limited to, its investment management agreement, each of its investment subadvisory agreements, Rule 12b-1 Plans, sales charges, share classes, distribution agreement, transfer agent agreement, custody agreement, and independent registered public accounting firm, shall, in all material respects, be substantially as described in the Proxy Statement.

8.9. Prior to the Closing, LMPFA or an affiliate shall have arranged for insurance and indemnification in favor of the Legg Mason Board for expenses, losses, claims, damages and liabilities that relate to periods prior to the Closing Date upon such terms as may be reasonably acceptable to the Legg Mason Board.

8.10. Prior to the Closing, NEWCO has entered into a written arrangement with the Acquiring Fund pursuant to which NEWCO agreed to limit operating expenses (excluding certain expenses) through December 31, 2016 for certain classes of the Acquiring Fund as provided in Schedule 8.10.

8.11. At any time prior to the Closing, any of the foregoing conditions of this Section 8 (except for paragraphs 8.1, 8.7 and 8.10) may be jointly waived by the Legg Mason Board, and the TAP Board, if, in the judgment of the Legg Mason Board, such waiver will not have a material adverse effect on the interests of the Target Fund Shareholders and if, in the judgment of the TAP Board, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquiring Fund.

8.12. [All of the conditions to the closing of the transactions contemplated by the Stock Purchase Agreement between Legg Mason, Inc. and Stifel Financial Corp., dated June 4, 2014 (the “Stock Purchase Agreement”), shall be satisfied or waived, and the closing of the transactions contemplated by the Stock Purchase Agreement [shall be consummated concurrently] with the Closing.]

9.  BROKER FEES AND EXPENSES

9.1. The TAP Trust, on behalf of the Acquiring Fund, and the Legg Mason Trust, on behalf of the Target Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2. The Legg Mason Trust, the Target Fund, the TAP Trust and the Acquiring Fund will not bear any costs arising in connection with the transactions contemplated by this Agreement.  The costs arising in connection with the transactions contemplated by this Agreement, whether or not the transactions contemplated hereby are concluded, shall be “costs and expenses” associated with or related to a Reorganization as set forth in Section 9.11 of the Stock Purchase Agreement and the responsibility for payment of all such costs shall be allocated between LMPFA (or an affiliate thereof) and NEWCO [(or an affiliate thereof)] as set forth in Section 9.11 of the Stock Purchase Agreement.  Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a Fund’s failure to qualify for treatment as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

10.  ENTIRE AGREEMENT; TERMINATION AND SURVIVAL OF WARRANTIES

10.1. The TAP Trust and the Legg Mason Trust agree that neither has made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Target Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2. Representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.  Notwithstanding the foregoing sentence, the covenants to be performed after the Closing shall survive the Closing.

11.  TERMINATION

11.1. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of either the Legg Mason Board or TAP Board, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to any Acquiring Fund or any Target Fund, respectively.  In addition, this Agreement may be terminated at any time prior to the Closing Date:

(a) by the written consent of each of the Parties;

(b) by the Legg Mason Trust (i) following a material breach by the TAP Trust of any of its representations, warranties or covenants contained in this Agreement, provided that the TAP Trust shall have been given a period of 10 business days from the date of the occurrence of such material breach to cure such breach and shall have failed to do so; or (ii) upon the occurrence of an event which has a material adverse effect upon the TAP Trust or the Acquiring Fund; or

(c) by the TAP Trust (i) following a material breach by the Legg Mason Trust of any of its representations, warranties or covenants contained in this Agreement, provided that the Legg Mason Trust shall have been given a period of 10 business days from the date of the occurrence of such material breach to cure such breach and shall have failed to do so; or (ii) upon the occurrence of an event which has a material adverse effect upon the Legg Mason Trust or the Target Fund.

11.2. If a party terminates this Agreement in accordance with this Section 11, other than a termination under (b) or (c) in connection with a willful default, there shall be no liability for damages on the part of any party, or the trustees, directors or officers of such party.  In the event of a termination under (b) or (c) in connection with a willful default, all remedies at law or in equity of the party adversely affected shall survive.

11.3. At any time prior to the Closing Date, any of the terms or conditions of this Agreement (except for Section 8) may be waived by either the Legg Mason Trust or the TAP Trust, respectively (whichever is entitled to the benefit thereof).  Such waiver shall be in writing and authorized by an officer of the waiving party.  The failure of either party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of either party thereafter to enforce each and every such provision.  No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

12.  AMENDMENTS

12.1. This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Legg Mason Trust and the TAP Trust; provided, however, that following each meeting of the Target Fund Shareholders called by the Legg Mason Trust pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to each corresponding class of Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.  NOTICES

13.1. Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to:

To the Acquiring Fund:

[Trust for Advised Portfolios]
[615 East Michigan Street
Milwaukee, Wisconsin 53202]
Attn: [  ]

With a copy (which shall not constitute notice) to:

[LEGAL COUNSEL]
[ADDRESS]
Attention:  [  ]

To the Target Fund:

Legg Mason Tax-Free Income Fund
100 International Drive
Baltimore, Maryland 21202
Attn: President

With a copy (which shall not constitute notice) to:

K&L Gates LLP
1601 K Street NW
Washington, DC 20006
Attn: Arthur C. Delibert, Esq.

14.  PUBLICITY/CONFIDENTIALITY

14.1. Publicity.  Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree in writing, provided that nothing herein shall prevent either party from making such public announcements as may be required by law, in which case the party issuing such statement or communication shall use all commercially reasonable efforts to advise the other party prior to such issuance.

14.2. Confidentiality.  (a)    The Legg Mason Trust, the Target Fund, the TAP Trust, the Acquiring Fund, LMPFA and Stifel (for purposes of this paragraph 14.2, the “Protected Persons”) will hold, and will cause their officers, employees, representatives, agents and affiliates to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all confidential information obtained from the other

Protected Persons in connection with the transactions contemplated by this Agreement, except such information may be disclosed:  (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) it if was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

(b) In the event of a termination of this Agreement, the Legg Mason Trust, the Target Fund, the TAP Trust, the Acquiring Fund, LMPFA and Stifel agree that they along with their employees, representative agents and affiliates shall, and shall cause their affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the other Protected Persons and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed:  (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

15.  CONSUMMATION OF THE REORGANIZATION

15.1. The Reorganization is contingent upon the requisite shareholder approval with respect to the Reorganization and other transactions as provided for in Article VI of the Stock Purchase Agreement unless otherwise waived by an appropriate party.

16.  HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

16.1. The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

16.3. This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of Maryland without regard to its principles of conflicts of laws.

16.4. [Reserved].

16.5. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, as well as transferees of a majority of a party’s assets, whether by dividend or otherwise, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

16.6. Consistent with its Declaration, the obligations of the Legg Mason Trust with respect to the Target Fund, entered into in the name or on behalf of the Legg Mason Trust by any of its Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Legg Mason Trust, personally, but bind only the assets of the Legg Mason Trust belonging to the Target Fund, and all persons dealing with any series or funds of the Legg Mason Trust must look solely to the assets of the Trust belonging to such series or fund for the enforcement of any claims against the Trust.

16.7. Consistent with the TAP Declaration, the obligations of the TAP Trust with respect to the Acquiring Fund, entered into in the name or on behalf of the TAP Trust by any of its Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the TAP Trust, personally, but bind only the assets of the TAP Trust belonging to the Acquiring Fund, and all persons dealing with any series or funds of the TAP Trust must look solely to the assets of the TAP Trust belonging to such series or fund for the enforcement of any claims against the TAP Trust.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

TRUST FOR ADVISED PORTFOLIOS,
on behalf of its series [NEWCO Maryland Tax-Free Income Fund]
By:
Name: Christopher Kashmerick
Title: President

LEGG MASON TAX-FREE INCOME FUND,
on behalf of its series Legg Mason Investment Counsel Maryland Tax-Free Income Trust

By:
Name: Kenneth D. Fuller
Title: President

Solely for purposes of paragraphs 8.10, 9.2, 14, and 16.1 to 16.7 of the Agreement:
[NEWCO]

By:
Name:
Title:

Solely for purposes of paragraphs 8.9, 9.2, 14, and 16.1 to 16.7 of the Agreement:
LEGG MASON PARTNERS FUND ADVISOR, LLC

By:
Name: Kenneth D. Fuller
Title: President

SCHEDULE 4.1

Legg Mason Investment Counsel Maryland Tax-Free Income Trust

[None.]

SCHEDULE 8.10

[NEWCO Maryland Tax-Free Income] Fund

NEWCO has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expect to exceed 0.75% for Class A shares, 1.30% for Class C shares and 0.60% for Class I shares through December 31, 2016.  These arrangements with the TAP Trust cannot be terminated or amended to increase the level of the expense cap prior to December 31, 2016.  After that date, the arrangements may be terminated or amended at any time by the TAP Board of Trustees upon 60 days’ notice to NEWCO or by NEWCO with consent of the TAP Board of Trustees. NEWCO is permitted to recapture amounts waived and/or reimbursed to a class within the same fiscal year in which NEWCO earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limits described above.

Appendix B
SHAREHOLDER INFORMATION ON THE TARGET FUNDS

Federal securities laws require that we include information about the shareholders who own 5% or more of the outstanding voting shares of each Target Fund or class of a Target Fund.  Any person who owns of record or beneficially 5% or more of the outstanding shares of each Target Fund is deemed to be an “affiliated person” of the Target Fund.  A control person is a person who owns beneficially or through controlled companies more than 25% of the outstanding voting securities of the Target Fund.

As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Target Funds.  Each person noted below will own the same percentage of outstanding shares of the respective Acquiring Fund after the closing of that Target Fund’s Reorganization.

FSF Target Fund – Class A

Name and Address	% of Ownership	Type of Ownership
%
%
%

FSF Target Fund – Class C

Name and Address	% of Ownership	Type of Ownership
%
%
%

FSF Target Fund – Class I

Name and Address	% of Ownership	Type of Ownership
%
%
%

SAF Target Fund – Class A

Name and Address	% of Ownership	Type of Ownership
%
%
%

Appendix B-1

SAF Target Fund – Class B

Name and Address	% of Ownership	Type of Ownership
%
%
%

SAF Target Fund – Class C

Name and Address	% of Ownership	Type of Ownership
%
%
%

SAF Target Fund – Class I

Name and Address	% of Ownership	Type of Ownership
%
%
%

MTI Target Fund – Class A

Name and Address	% of Ownership	Type of Ownership
%
%
%

MTI Target Fund – Class C

Name and Address	% of Ownership	Type of Ownership
%
%
%

Appendix B-2

MTI Target Fund – Class I

Name and Address	% of Ownership	Type of Ownership
%
%
%

As of the Record Date, the Trustees and officers of the PET Trust, as a group, owned less than 1% of the outstanding shares of each of the FSF Target Fund and the SAF Target Fund. As of the Record Date, the Trustees and officers of the FIF Trust, as a group, owned less than 1% of the outstanding shares of the MTI Target Fund.  As of the Record Date, the officers and trustees of the TAP Trust as a group did not own any shares of any Target Fund.

Appendix B-3

Appendix C
PURCHASE, REDEMPTION, VALUATION AND TAX INFORMATION

The following Shareholder Information relates to the Acquiring Funds.

Purchase and sale

Choosing a class of shares to buy
Individual investors can generally invest in Class A and Class C shares. Individual investors who invest directly with the Financial Services Fund and who meet the $1,000,000 minimum initial investment requirement may purchase Class I shares. (Individual investors who held Class I shares of the Financial Services Fund prior to November 20, 2006 are permitted to make additional investments in Class I shares.)

Retirement Plan and Institutional Investors and Clients of Eligible Financial Intermediaries should refer to “Retirement and Institutional Investors — eligible investors” below for a description of the classes available to them. Each class has different sales charges and expenses, allowing you to choose a class that may be appropriate for you.

When choosing which class of shares to buy, you should consider:

●	How much you plan to invest

●	How long you expect to own the shares

●	The expenses paid by each class detailed in the fee table and example at the front of this Prospectus

●	Whether you qualify for any reduction or waiver of sales charges

●	Availability of share classes

When choosing between Class A and Class C shares, you should be aware that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge and service fees you would have paid for larger purchases of Class A shares. If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front-end sales charge and generally have lower annual expenses than Class A or Class C shares.

The SAF Acquiring Fund no longer offers Class B shares for purchase by new or existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares, but they may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

Each class of shares is authorized to pay fees for recordkeeping services to Service Agents (as defined below). As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

You may buy shares:

●
Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the Distributor to sell shares of the Funds (each called a “Service Agent”)

●	Directly from the Funds

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

More information about the Financial Services Fund’s classes of shares is available through the Financial Services Fund website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

●	The front-end sales charges that apply to the purchase of Class A shares

●	The contingent deferred sales charges that apply to the redemption of Class B shares, Class C shares and certain Class A shares

●	Who qualifies for lower sales charges on Class A shares

●	Who qualifies for a sales load waiver

To visit the website, go to [                ], and click on the name of the Fund in the dropdown menu.

Comparing the Funds’ classes

The following table compares key features of the Funds’ classes. You should review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you choose a class that may be appropriate for you. Please contact your Service Agent regarding the availability of Class FI or Class R shares. You may be required to provide appropriate documentation confirming your eligibility to invest in Class FI or Class R shares. Your Service Agent may receive different compensation depending upon which class you choose.

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service fees
Class A	☐ Initial sales charge ☐ You may qualify for reduction or waiver of initial sales charge ☐ Generally lower annual expenses than Class C	Up to 5.75% (Up to 4.25% for the MTI Acquiring Fund); reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more if you redeem within 18 months of purchase; waived for certain investors	0.25% (0.15% for the Maryland Fund) of average daily net assets
Class B
☐   Closed to all new purchases
☐   No initial sales charge
☐   Contingent deferred sales charge declines over time
☐   Converts to Class A after approximately 8 years
☐   Generally higher annual expenses than Class A
		None	Up to 5.00% charged if you redeem shares. This charge is reduced over time and there is no contingent deferred sales charge after 5 years; waived for certain investors	1.00% of average daily net assets
Class C	☐ No initial sales charge ☐ Contingent deferred sales charge for only 1 year ☐ Does not convert to Class A ☐ Generally higher annual expenses than Class A	None	1.00% if you redeem within 1 year of purchase; waived for certain investors	1.00% (0.70% for the MTI Acquiring Fund) of average daily net assets
Class FI	☐ No initial or contingent deferred sales charge ☐ Only offered to Clients of Eligible Financial Intermediaries and eligible Retirement Plans	None	None	0.25% of average daily net assets (For the MTI Acquiring Fund, up to 0.40% of average daily net assets, currently limited to 0.25% of average daily net assets)
Class R
☐   No initial or contingent deferred sales charge
☐   Only offered to eligible Retirement Plans with omnibus accounts held on the books of the Fund, Clients of Eligible Financial Intermediaries and Eligible Investment Programs
		None	None	0.50% of average daily net assets
Class I	☐ No initial or contingent deferred sales charge ☐ Only offered to institutional and other eligible investors ☐ Generally lower annual expenses than all classes	None	None	None

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the Funds’ distributions or dividends that you reinvest in additional Class A shares.

The tables below show the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by the Distributor, the Distributor will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.25% (0.15% for the MTI Acquiring Fund) of the average daily net assets represented by the Class A shares serviced by them.

For FSF Acquiring and SAF Acquiring Funds
Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Broker/dealer commission as a % of offering price
Less than $25,000	5.75	6.10	5.75
$25,000 but less than $50,000	5.00	5.26	5.00
$50,000 but less than $100,000	4.50	4.71	4.50
$100,000 but less than $250,000	3.50	3.63	3.50
$250,000 but less than $500,000	2.50	2.56	2.50
$500,000 but less than $750,000	2.00	2.04	2.00
$750,000 but less than $1 million	1.50	1.52	1.50
$1 million or more1	-0-	-0-	up to 1.00

1
[●] may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, [●] will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

For MTI Acquiring Fund
Amount of investment ($)	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Broker/dealer commission as a % of offering price
Less than 100,000	4.25	4.44	4.25
100,000 but less than 250,000	3.50	3.63	3.50
250,000 but less than 500,000	2.50	2.56	2.50
500,000 but less than 750,000	2.00	2.04	2.00
750,000 but less than 1 million	1.50	1.52	1.50
1 million or more1	-0-	-0-	up to 1.00

1
[●] may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, [●] will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more
You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase, you will pay a contingent deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge
There are several ways you can combine multiple purchases of Class A shares of the Funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase Fund shares, you must inform your Service Agent or the Fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other Funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

●	Accumulation Privilege – allows you to combine the current value of shares of a Fund with other shares of Funds that are owned by:

●	you or

●	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

If you hold Fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

●
Letter of Intent – allows you to purchase Class A shares of the Funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of shares of the Funds that are purchased during the 13-month period by:

●	you or

●	your spouse, and children under the age of 21

are eligible for inclusion under the letter of intent, based on the public offering price at the time of the purchase and any capital appreciation on those shares. In addition, you can include the current value of any eligible holdings toward your asset goal amount.

If you hold shares of the Funds in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your asset goal amount.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

●
Reinstatement Privileges – If you sell (redeem) Class A or Class C shares of a fund and withdraw your money from a fund, you may reinstate into the same account, within 365 days of the date of your redemption, without paying either a front-end sales charge if you paid a front-end sales charge when you originally purchased your shares or a Contingent Deferred Sales Charge (“CDSC”) if you paid a CDSC when you sold your shares. For purposes of the CDSC, you would be credited with the amount of the CDSC proportional to the amount reinvested. Reinstated shares will continue to age, as applicable, from the date that you bought your original shares. This privilege can be used only once per calendar year per account. Contact your financial intermediary or [insert contact information for direct shareholders] for additional information. You must identify and provide information to the fund or your financial intermediary, as applicable, regarding your historical purchases and holdings, and you should also retain any records necessary to substantiate historical transactions and costs because the funds, their transfer agent, and financial intermediaries will not be responsible for providing this information. See Form Requirements for Purchases at NAV section below.

Waivers for certain Class A investors
Class A initial sales charges are waived for certain types of investors, including:

●	Employees of Service Agents

●	Investors who redeemed Class A shares of a fund in the past 60 days, if the investor’s Service Agent is notified

●	Directors and officers of any [●]-sponsored fund

●	Employees of [●] and its subsidiaries

●	Investors investing through certain Retirement Plans

●	Investors who rollover fund shares from a qualified retirement plan into an individual retirement account administered on the same retirement plan platform

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the Funds at [           ] at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or visit the Funds’ website, [              ], and click on the name of the Fund in the dropdown menu.

Class B shares
The SAF Acquiring Fund no longer offers Class B shares for purchase by new or existing investors. If you owned Class B shares of the Fund on June 30, 2011, you may continue to hold those shares, but you may not add to your Class B share position except through dividend reinvestment.  Class B shares are issued at net asset value with no initial sales charge. If you redeem your Class B shares within five years of your purchase payment, you will pay a contingent deferred sales charge based on the schedule of the Fund that you originally purchased. The contingent deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Contingent deferred sales charge (%)	5	4	3	2	1	0

Quasar will retain the contingent deferred sales charges. The SAF Acquiring Fund pays annual distribution and/or service fees of up to 1.00% of the average daily net assets of Class B shares. Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

Class B conversion

After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: at initial purchase	Shares issued: on reinvestment of dividends and distributions	Shares issued: upon exchange from another fund managed by the Adviser
Approximately 8 years after the date of purchase	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Class C shares
You buy Class C shares at net asset value with no initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

[●] generally will pay Service Agents selling Class C shares a commission of up to 1.00%(0.75% for the Maryland Fund) of the purchase price of the Class C shares they sell. [●] will retain the contingent deferred sales charges and an annual distribution and/or service fee of up to 1.00% (0.70% for the Maryland Fund) of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution and/or service fee of up to 1.00% (0.70% for the Maryland Fund) of the average daily net assets represented by the Class C shares serviced by them.

Class FI and Class R shares
You buy Class FI and Class R shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by Class FI shares serviced by them, up to 0.50% of the average daily net assets represented by Class R shares serviced by them.

Class I shares
You buy Class I shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class I shares are not subject to any distribution and/or service fees.

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

●	When you exchange shares for shares of another Fund

●	On shares representing reinvested distributions and dividends

●	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the Funds will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeem shares of a Fund and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

[●] receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers
The contingent deferred sales charge for each share class will generally be waived:

●	On payments made through certain systematic withdrawal plans

●	On certain distributions from a Retirement Plan

●	For Retirement Plans with omnibus accounts held on the books of the Funds

●	For involuntary redemptions of small account balances

●	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or visit the Funds’ website, [              ], and click on the name of the Fund in the dropdown menu.

Retirement and Institutional Investors — eligible investors1

Retirement Plans
“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts.

Retirement Plans with omnibus accounts held on the books of the Fund can generally invest in Class A, Class C, Class FI, Class R and Class I shares.

Investors who rollover Fund shares from a Retirement Plan into an individual retirement account administered on the same retirement plan platform may hold, purchase and exchange shares of the Funds to the same extent as the applicable Retirement Plan.

Although Retirement Plans with omnibus accounts held on the books of the Funds are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary. The [      ] may impose certain additional requirements. Please contact your Service Agent for more information.

1 Shares of the MTI Acquiring Fund are not offered to Retirement Plans.

Other Retirement Plans
“Other Retirement Plans” include Retirement Plans investing through brokerage accounts and also include certain Retirement Plans with direct relationships to the Funds that are neither Institutional Investors nor investing through omnibus accounts. Other Retirement Plans and individual retirement vehicles, such as IRAs, are treated like individual investors for purposes of determining sales charges and any applicable sales charge reductions or waivers.

“Other Retirement Plans” do not include arrangements whereby an investor would rollover Fund shares from a Retirement Plan into an individual retirement account administered on the same retirement plan platform. Such arrangements are deemed to be “Retirement Plans” and are subject to the rights and privileges described under “Retirement and Institutional Investors — eligible investors — Retirement Plans.”

Other Retirement Plan investors can generally invest in Class A, Class C and Class I shares. Individual retirement vehicles may also choose between these share classes.

Clients of Eligible Financial Intermediaries
“Clients of Eligible Financial Intermediaries” are investors who invest in the Funds through financial intermediaries that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Distributor to offer Class A, Class FI, Class R or Class I shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include college savings vehicles such as Section 529 plans and direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name. The financial intermediary may impose separate investment minimums.

Clients of Eligible Financial Intermediaries may generally invest in Class A, Class FI, Class R or Class I shares. Class A and Class C shares of the Funds may convert to Class I shares by participants in the Eligible Investment Programs.

Institutional Investors
“Institutional Investors” may include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities. The Distributor or the financial intermediary may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A and Class C shares, which have different investment minimums, fees and expenses.

Class A shares — Retirement Plans
Retirement Plans may buy Class A shares. Under certain programs for current and prospective Retirement Plan investors sponsored by financial intermediaries, the initial sales charge and contingent deferred sales charge for Class A shares are waived where:

●	Such Retirement Plan’s recordkeeper offers only load-waived shares,

●	Fund shares are held on the books of the fund through an omnibus account, and

●	The Retirement Plan has more than 100 participants or has total assets exceeding $1 million.

[●] does not pay Service Agents selling Class A shares to Retirement Plans with a direct omnibus relationship with the Funds a commission on the purchase price of Class A shares sold by them. However, for certain Retirement Plans that are permitted to purchase shares at net asset value, [●] may pay Service Agents commissions of up to 1.00% of the purchase price of the Class A shares that are purchased with regular ongoing plan contributions. Please contact your Service Agent for more information.

Class B shares – Retirement Plans
The Fund no longer offers Class B shares for purchase by new or existing investors. Institutional Investors and certain Retirement Plans that owned Class B shares may continue to hold those shares, but they may not add to their Class B share positions except through dividend reinvestment.

Class C shares — Retirement Plans
Retirement Plans with omnibus accounts held on the books of the Funds may buy Class C shares at net asset value without paying a contingent deferred sales charge.  [●] does not pay Service Agents selling Class C shares to Retirement Plans with omnibus accounts held on the books of the fund a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, [●] may pay these Service Agents an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.  Please see the SAI for more details.

Class FI shares
Class FI shares are offered only to Clients of Eligible Financial Intermediaries and Retirement Plan programs.

Class R shares
Class R shares are offered only to Retirement Plans with omnibus accounts held on the books of the Funds (either at the plan level or at the level of the financial intermediary), to Clients of Eligible Financial Intermediaries and through Eligible Investment Programs.

Class I shares
Class I shares are offered only to Institutional Investors and individual investors (investing directly with the Funds) who meet the $1,000,000 minimum initial investment requirement, Retirement Plans with omnibus accounts held on the books of the Funds and certain rollover IRAs, Clients of Eligible Financial Intermediaries and other investors authorized by [●].  (Individual investors who held Class I shares of the Financial Services Fund prior to November 20, 2006 are permitted to make additional investments in Class I shares.) Certain waivers of these requirements for individuals associated with the fund are discussed in the SAI.

Other considerations
Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements that differ from the Funds’ share class eligibility standards. In certain cases this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been charged. The Funds are not responsible for, and have no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

Buying shares

Generally
You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

The MTI Acquiring Fund may not be available for sale in certain states. Prospective investors should inquire as to whether the fund is available for sale in their state of residence.

You must provide the following information for your order to be processed:

●  Name of fund being bought

●  Class of shares being bought

●  Dollar amount or number of shares being bought

●  Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.

Through the Funds
Investors should contact the Fund at [          ] to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the Funds at the following address:

[_________] Funds
XXXXXXX
XXXXXXX

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares.

For more information, please call the Funds between 8:00 a.m. and 5:30 p.m. (Eastern time).

Through a systematic investment plan
You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

●  Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

●  Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

●  If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

For more information, please contact your Service Agent or the Funds or consult the SAI.

Exchanging shares

Generally
You may exchange shares of one Fund for the same class of shares of other funds managed by the same Adviser on any day that both the Fund and the fund into which you are exchanging are open for business.

An exchange of shares of one fund for shares of another fund is considered a sale and generally results in a capital gain or loss for federal income tax purposes, unless you are investing through an IRA, 401(k) or other tax-advantaged account. An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

The exchange privilege is not intended as a vehicle for short-term trading. A Fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

[ ] offers a distinctive family of funds tailored to help meet the varying needs of large and small investors
You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

●   If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

●   If you bought shares directly, contact the Funds at 1-[            ] to learn which funds are available to you for exchanges

●   Exchanges may be made only between accounts that have identical registrations

●   Not all Funds offer all classes

●   Some Funds are offered only in a limited number of states. Your Service Agent or the Fund will provide information about the Funds offered in your state

Always be sure to read the Prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements
●   In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange. You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge

●   Except as noted above, your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the Fund that you originally purchased

●   You will generally be required to meet the minimum investment requirement for the class of shares of the fund or share class into which your exchange is made (except in the case of systematic exchange plans)

●   Your exchange will also be subject to any other requirements of the fund or share class into which you are exchanging shares

●   The Funds may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone
Contact your Service Agent or, if you hold shares directly with the Fund, call the Fund at [           ] between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined.

By mail	Contact your Service Agent or, if you hold shares directly with the Fund, write to the Fund at the following address: [_______] Fund XXXXXXX XXXXXXX
Through a systematic exchange plan
You may be permitted to schedule automatic exchanges of shares of a Fund for shares of other Funds offered in this Prospectus. All requirements for exchanging shares described above apply to these exchanges. In addition:

●   Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

●   Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

For more information, please contact your Service Agent or the Funds or consult the SAI.

Converting shares

Generally
For investors currently owning Class A, Class C or Class I shares who qualify as Clients of Eligible Financial Intermediaries and participate in Eligible Investment Programs made available through their financial intermediaries (such as investors in fee-based advisory or mutual fund “wrap” programs), may convert to Class I shares of the same Fund under certain limited circumstances. Please refer to the section of this Prospectus titled “Retirement and Institutional Investors — eligible investors” or contact your financial intermediary for more information.

Redeeming shares

Generally
You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds
Your redemption proceeds normally will be sent within 3 business days after your request is received in good order, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange (“NYSE”) is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The Funds reserve the right to pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.

By mail
Contact your Service Agent or, if you hold shares directly with the Funds, write to the Fund at the following address:

[_______] Fund
XXXXXXX
XXXXXXX

Your written request must provide the following:

●  The Fund name, the class of shares being redeemed and your account number

●   The dollar amount or number of shares being redeemed

●   Signature of each owner exactly as the account is registered

●   Signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone
If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the Funds, call the Funds at [          ] between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information. Please have the following information ready when you call:

●   Name of Fund being redeemed

●   Class of shares being redeemed

●   Account number

Automatic cash withdrawal plans
You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of a Fund with a value of at least $10,000 ($5,000 for Retirement Plan accounts) and each automatic redemption must be at least $50.

The following conditions apply:

●   Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually

●   If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year

●   You must elect to have all dividends and distributions reinvested

For more information, please contact your Service Agent or the Funds or consult the SAI.

Share price

Shares of the Funds are sold at NAV per share, which is calculated as of the close of regular trading (generally, 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business.  However, the Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC.  The NYSE is closed on weekends and most national holidays, including New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The NAV will not be calculated on days when the NYSE is closed for trading.

Purchase and redemption requests are priced based on the next NAV per share calculated after receipt of such requests and any applicable sales charge.  The NAV is the value of a Fund’s securities, cash and other assets, minus all expenses and liabilities (assets – liabilities = NAV).  NAV per share is determined by dividing NAV by the number of shares outstanding (NAV/ # of shares = NAV per share).  The NAV takes into account the expenses and fees of a Fund, including management and administration fees, which are accrued daily.

In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available.  Each security owned by a Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  Where the security is listed on more than one exchange, the Fund will use the price of the exchange that a Fund generally considers to be the principal exchange on which the security is traded.

Securities primarily traded in the NASDAQ Global Market® for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  OTC securities which are not traded in the NASDAQ Global Market® shall be valued at the most recent sales price.  Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by or under the direction of the Board.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above.  In order to reflect their fair value, short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day.

Each Fund’s securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price.  Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time a Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day.  If such events occur, a Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV.  In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating a Fund’s NAV in advance of the time the NAV is calculated.  The Adviser anticipates that a Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable or are unavailable.

An option that is written or purchased by a Fund shall be valued using composite pricing via the National Best Bid and Offer quotes.  Composite pricing looks at the last trade on the exchange where the option is traded.  If there are no trades for an option on a given business day, as of closing, a Fund will value the option at the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.  For options where market quotations are not readily available, fair value shall be determined by a Fund’s Adviser with oversight by the Trust’s Valuation Committee.

All other assets of a Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

When market quotations are not readily available, a security or other asset is valued at its fair value as determined under procedures approved by the Board.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.  The Board will regularly evaluate whether a Fund’s fair valuation pricing procedures continue to be appropriate in light of the specific circumstances of a Fund and the quality of prices obtained through their application by the Trust’s valuation committee.

Fair Value Pricing.  The Funds employ fair value pricing selectively to ensure greater accuracy in its daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies.  The Board has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Funds pricing service does not provide a valuation (or provides a valuation that in the judgment of the Adviser to the Fund does not represent the security’s fair value), or when, in the judgment of the Adviser events have rendered the market value unreliable.  Valuing securities at fair value involves reliance on judgment.  Fair value determinations are made in good faith in accordance with procedures adopted by the Board and are reviewed annually by the Board.  There can be no assurance that the Funds will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which a Fund determines its NAV per share.

Fair value pricing may be applied to non-U.S. securities.  The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that a Fund’s NAV is calculated.  The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of non-U.S. securities when non-U.S. markets open on the following business day.  If such events occur, a Fund may value non-U.S. securities at fair value, taking into account such events, when it calculates its NAV.  Other types of securities that a Fund may hold for which fair value pricing might be required include, but are not limited to: (a) investments which are frequently traded and/or the market price of which the Adviser believes may be stale; (b) illiquid securities, including “restricted” securities and private placements for which there is no public market; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation.

Dividends, other distributions and taxes

Dividends and other distributions
The FSF Acquiring Fund generally declares and pays dividends, once in December and at such other times as are necessary.  The SAF Acquiring Fund generally pays dividends quarterly from its net investment income, if any, and potentially from short-term capital gains.  The MTI Acquiring Fund generally declares dividends from any net investment income daily and pays them monthly.  Shares will begin to earn dividends on the settlement date of purchase. Each Acquiring Fund generally distributes capital gain, if any, once a year, typically in December. Each Acquiring Fund may pay additional distributions and dividends in order to avoid a federal tax.

If you hold shares directly with an Acquiring Fund and you elect to receive dividends and/or distributions in cash, you have the option to receive such dividends and/or distributions via a direct deposit to your bank account or, provided that the dividend and/or distribution is $10.00 or more, by check. If you choose to receive dividends and/or distributions via check, amounts less than $10.00 will automatically be reinvested in fund shares as described above. If you do not want dividends and/or distributions in amounts less than $10.00 to be reinvested in fund shares, you must elect to receive dividends and distributions via a direct deposit to your bank account.

Unless you elect to receive dividends and/or other distributions in cash, your dividends and capital gain distributions will be automatically reinvested in shares of the same class you hold, at the net asset value determined on the reinvestment date. You do not pay a sales charge on reinvested distributions or dividends.

If you hold Class A or Class C shares directly with an Acquiring Fund, you may instruct the Fund to have your dividends and/or distributions invested in the corresponding class of shares of another Fund sold by the Distributor, subject to the following conditions:

●	You have a minimum account balance of $10,000 in a Fund and

●	The other Fund is available for sale in your state.

To change those instructions, you must notify your Service Agent or the Fund at least three days before the next distribution is to be paid.

Please contact your Service Agent or the Acquiring Funds to discuss what options are available to you for receiving your dividends and other distributions.

The Board reserves the right to revise the dividend policy or postpone the payment of dividends if warranted in the Board’s judgment due to unusual circumstances.

Taxes
The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax-advantaged account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non-income taxes. Further information regarding taxes, including certain federal income tax considerations relevant to non-U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about federal, state, local and/or foreign tax considerations that may be relevant to your particular situation.

You may receive three different types of distributions from the MTI Acquiring Fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions from the MTI Acquiring Fund are expected to be exempt-interest dividends, which are exempt from federal income tax but may be subject to state or local income taxes. Exempt-interest dividends from Maryland municipal securities will also be exempt from Maryland personal income tax. Some exempt-interest dividends may be subject to the federal alternative minimum tax.

The FSF Acquiring Fund and SAF Acquiring Fund will not pay exempt-interest dividends, but may pay ordinary dividends and capital gain dividends.

The following table summarizes the tax status of certain transactions related to the Funds.

Transaction	Maryland tax status	Federal income tax status
Applicable to each of the Acquiring Funds
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares are owned more than one year	Usually capital gain or loss; long-term only if shares are owned more than one year
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain.	Long-term capital gain
Dividends of investment income and distributions of net short-term capital gain	Ordinary income	Ordinary income, or in certain cases qualified dividend income
Applicable only to the MTI Acquiring Fund
Exempt-interest dividends	Exempt from personal income tax if from interest on Maryland municipal securities	Excludable from gross income

Distributions of investment income that a Fund reports as “qualified dividend income” may be eligible to be taxed to noncorporate shareholders at the reduced rates applicable to long-term capital gain if certain requirements are satisfied.  Distributions of net capital gain reported by a Fund as capital gain dividends are taxable to you as long-term capital gain regardless of how long you have owned your shares.  Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain.

You may want to avoid buying shares when a Fund is about to declare a taxable dividend or capital gain distribution because it will be taxable to you even though it may economically represent a return of a portion of your investment.

A Medicare contribution tax is imposed at the rate of 3.8% on net investment income of U.S. individuals with income exceeding specified thresholds, and on undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends (other than exempt-interest dividends) and capital gain distributions paid by a fund and gain on the redemption or exchange of fund shares.

A dividend declared by a Fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.

After the end of each year, your Service Agent or a Fund will provide you with information about the distributions and dividends you received, including exempt-interest dividends, and any redemptions of shares during the previous year. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a fund.

By law, the Funds must withhold as backup withholding a percentage of your distributions (including exempt-interest dividends) and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the Internal Revenue Service instructs the Funds to do so.

In general, redeeming shares, exchanging shares and receiving distributions other than exempt-interest dividends (whether in cash, additional shares or shares of another fund) are all taxable events. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes, whether or not the shares are held in a taxable account.  Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction.  You are responsible for any tax liabilities generated by your transaction.  The Code limits the deductibility of capital losses in certain circumstances.

Tax consequences are not the primary consideration of the Funds in making its investment decisions.  You should consult your own tax adviser concerning federal, state and local taxation of distributions from a Fund.

Appendix D
FINANCIAL HIGHLIGHTS

Appendix D

FINANCIAL HIGHLIGHTS

It is anticipated that following the Reorganizations, each Target Fund will be the accounting survivor of its corresponding Acquiring Funds.  The following financial highlights tables are intended to help you understand each of the Target Fund’s financial performance for the period shown below.  The total return presented in the table represents the rate that an investor would have earned on an investment in the Fund for the stated period (assuming reinvestment of all Fund distributions).  The information presented in the following tables for each of the years listed below ended March 31, with respect to the Financial Services Fund and for each of the years listed below ended January 31, with respect to the Social Awareness Fund have been audited by KPMG LLP.  The information presented for each of the years listed below ended March 31, with respect to the Maryland Tax-Free Income Trust, has been audited by PricewaterhouseCoopers LLP.  KPMG LLP and PricewaterhouseCoopers LLP are each an independent registered public accounting firm, whose respective report, along with each Fund’s financial statements, are included in the annual report, which is available upon request.  The financial highlights tables on the following pages reflect selected per share data and ratios for a share outstanding of the Fund throughout each period.

Financial Services Fund
Financial Highlights
(For a share outstanding throughout each period)

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class A Shares1	2014	2013		2012		2011		2010

Net asset value, beginning of year	$15.13	$12.47		$12.05		$11.02		$8.16

Income from operations:
Net investment income	0.05	0.06		0.08		0.02		0.06
Net realized and unrealized gain	3.47	2.64		0.42		1.00		2.84
Proceeds from settlement of a regulatory matter	—	—		—		0.01		—
Total income from operations	3.52	2.70		0.50		1.03		2.90

Less distributions from:
Net investment income	(0.02)	(0.04)		(0.08)		—		(0.04)
Total distributions	(0.02)	(0.04)		(0.08)		—		(0.04)

Net asset value, end of year	$18.63	$15.13		$12.47		$12.05		$11.02
Total return2	23.26%	21.68%		4.28%		9.35	%3	35.60%

Net assets, end of year (000s)	$77,220	$41,972		$29,082		$33,874		$33,327

Ratios to average net assets:
Gross expenses	1.46%	1.68%		1.70%		1.71%		1.67%
Net expenses4,5	1.46	1.50	6	1.50	6	1.50	6	1.49	6
Net investment income	0.27	0.49		0.71		0.21		0.58

Portfolio turnover rate	14%	14%		15%		18%		24%

1	Per share amounts have been calculated using the average shares method.
2
Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3
The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 9.26%. Class A received $25,582 related to this distribution.

4	The impact of compensating balance arrangements, if any, was less than 0.01%.
5
As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

6	Reflects fee waivers and/or expense reimbursements.

Appendix D-1

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class C Shares1	2014	2013		2012		2011		2010

Net asset value, beginning of year	$14.40	$11.92		$11.51		$10.60		$7.87

Income (loss) from operations:
Net investment loss	(0.06)	(0.03)		(0.00)	2	(0.06)		(0.01)
Net realized and unrealized gain	3.29	2.51		0.41		0.95		2.74
Proceeds from settlement of a regulatory matter	—	—		—		0.02		—
Total income from operations	3.23	2.48		0.41		0.91		2.73

Net asset value, end of year	$17.63	$14.40		$11.92		$11.51		$10.60
Total return3	22.43%	20.81%		3.56%		8.58	%4	34.69%

Net assets, end of year (000s)	$26,484	$17,173		$16,194		$20,252		$22,409

Ratios to average net assets:
Gross expenses	2.13%	2.28%		2.30%		2.29%		2.21%
Net expenses5,6	2.13	2.25	7	2.25	7	2.23	7	2.18	7
Net investment loss	(0.40)	(0.27)		(0.03)		(0.52)		(0.10)

Portfolio turnover rate	14%	14%		15%		18%		24%

1	Per share amounts have been calculated using the average shares method.
2	Amount represents less than $0.01 per share.
3
Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

4
The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 8.40%. Class C received $43,780 related to this distribution.

5	The impact of compensating balance arrangements, if any, was less than 0.01%.
6
As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

7	Reflects fee waivers and/or expense reimbursements.

Appendix D-2

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class I Shares1	2014	2013	2012		2011		2010

Net asset value, beginning of year	$15.17	$12.50	$12.07		$11.01		$8.14

Income from operations:
Net investment income	0.12	0.11	0.11		0.05		0.03
Net realized and unrealized gain	3.49	2.63	0.42		1.01		2.89
Total income from operations	3.61	2.74	0.53		1.06		2.92

Less distributions from:
Net investment income	(0.07)	(0.07)	(0.10)		—		(0.05)
Total distributions	(0.07)	(0.07)	(0.10)		—		(0.05)

Net asset value, end of year	$18.71	$15.17	$12.50		$12.07		$11.01
Total return2	23.75%	22.12%	4.58%		9.63%		35.93%

Net assets, end of year (000s)	$25,360	$14,718	$7,256		$4,877		$188

Ratios to average net assets:
Gross expenses	1.05%	1.21%	1.24%		1.39%		1.32%
Net expenses3,4	1.05	1.21	1.22	5	1.21	5	1.10	5
Net investment income	0.68	0.81	1.01		0.48		0.33

Portfolio turnover rate	14%	14%	15%		18%		24%

1	Per share amounts have been calculated using the average shares method.
2
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3	The impact of compensating balance arrangements, if any, was less than 0.01%.
4
As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

5	Reflects fee waivers and/or expense reimbursements.

Appendix D-3

Social Awareness Fund
Financial Highlights
(For a share outstanding throughout each period)

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class A Shares1	2014	2013	2012		2011		2010

Net asset value, beginning of year	$18.54	$17.12	$16.98		$14.92		$11.90

Income from operations:
Net investment income	0.11	0.14	0.14		0.15		0.17
Net realized and unrealized gain	2.15	1.44	0.15		2.08		3.03
Proceeds from settlement of a regulatory matter	—	—	—		0.04		—
Total income from operations	2.26	1.58	0.29		2.27		3.20

Less distributions from:
Net investment income	(0.12)	(0.16)	(0.15)		(0.21)		(0.18)
Net realized gains	(1.51)	—	—		—		—
Total distributions	(1.63)	(0.16)	(0.15)		(0.21)		(0.18)

Net asset value, end of year	$19.17	$18.54	$17.12		$16.98		$14.92
Total return2	12.31%	9.25%	1.75	%3	15.33	%4	27.08%

Net assets, end of year (000s)	$121,901	$121,927	$124,660		$137,999		$131,913

Ratios to average net assets:
Gross expenses	1.27%	1.30%	1.30%		1.30%		1.29%
Net expenses5	1.27	1.30	1.30		1.30		1.29
Net investment income	0.59	0.76	0.83		0.94		1.28

Portfolio turnover rate	22%	26%	29%		30%		29%

1	Per share amounts have been calculated using the average shares method.
2
Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 1.69% for the year ended January 31, 2012.
4
The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 15.06%. Class A received $352,680 related to this distribution.

5	The impact of compensating balance arrangements, if any, was less than 0.01%.

Appendix D-4

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class B Shares1	2014	2013	2012		2011		2010

Net asset value, beginning of year	$18.51	$17.13	$17.01		$14.97		$11.95

Income (loss) from operations:
Net investment income (loss)	(0.10)	(0.06)	(0.04)		(0.00)	2	0.02
Net realized and unrealized gain	2.13	1.44	0.16		2.06		3.04
Proceeds from settlement of a regulatory matter	—	—	—		0.19		—
Total income from operations	2.03	1.38	0.12		2.25		3.06

Less distributions from:
Net investment income	—	—	(0.00)	2	(0.21)		(0.04)
Net realized gains	(1.51)	—	—		—		—
Total distributions	(1.51)	—	(0.00)	2	(0.21)		(0.04)

Net asset value, end of year	$19.03	$18.51	$17.13		$17.01		$14.97
Total return3	11.03%	8.06%	0.72	%4	15.26	%5	25.67%

Net assets, end of year (000s)	$6,433	$8,433	$10,855		$15,666		$18,884

Ratios to average net assets:
Gross expenses	2.39%	2.41%	2.35%		2.28%		2.46%
Net expenses6	2.39	2.41	2.35		2.28		2.46
Net investment income (loss)	(0.53)	(0.34)	(0.23)		(0.03)		0.12

Portfolio turnover rate	22%	26%	29%		30%		29%

1	Per share amounts have been calculated using the average shares method.
2	Amount represents less than $0.01 per share.
3
Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

4	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.60% for the year ended January 31, 2012.
5
The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 13.98%. Class B received $214,328 related to this distribution.

6	The impact of compensating balance arrangements, if any, was less than 0.01%.

Appendix D-5

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class C Shares1	2014		2013	2012		2011		2010

Net asset value, beginning of year	$18.73		$17.30	$17.15		$15.07		$12.02

Income (loss) from operations:
Net investment income (loss)	(0.02)		0.02	0.03		0.04		0.10
Net realized and unrealized gain	2.16		1.45	0.16		2.10		3.06
Proceeds from settlement of a regulatory matter	—		—	—		0.07		—
Total income from operations	2.14		1.47	0.19		2.21		3.16

Less distributions from:
Net investment income	(0.00)	2	(0.04)	(0.04)		(0.13)		(0.11)
Net realized gains	(1.51)		—	—		—		—
Total distributions	(1.51)		(0.04)	(0.04)		(0.13)		(0.11)

Net asset value, end of year	$19.36		$18.73	$17.30		$17.15		$15.07
Total return3	11.51%		8.50%	1.09	%4	14.75	%5	26.40%

Net assets, end of year (000s)	$12,122		$10,635	$10,003		$11,511		$10,078

Ratios to average net assets:
Gross expenses	1.98%		1.98%	1.96%		2.01%		1.80%
Net expenses6	1.98		1.98	1.96		2.01		1.80
Net investment income (loss)	(0.12)		0.09	0.17		0.23		0.77

Portfolio turnover rate	22%		26%	29%		30%		29%

1	Per share amounts have been calculated using the average shares method.
2	Amount represents less than $0.01 per share.
3
Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

4	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 1.04% for the year ended January 31, 2012.
5
The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 14.28%. Class C received $47,518 related to this distribution.

6	The impact of compensating balance arrangements, if any, was less than 0.01%.

Appendix D-6

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class I Shares1	2014		2013		2012		2011		2010

Net asset value, beginning of year	$18.54		$17.12		$16.99		$14.92		$11.90

Income from operations:
Net investment income	0.17		0.19		0.19		0.20		0.24
Net realized and unrealized gain	2.14		1.44		0.14		2.09		3.02
Total income from operations	2.31		1.63		0.33		2.29		3.26

Less distributions from:
Net investment income	(0.19)		(0.21)		(0.20)		(0.22)		(0.24)
Net realized gains	(1.51)		—		—		—		—
Total distributions	(1.70)		(0.21)		(0.20)		(0.22)		(0.24)

Net asset value, end of year	$19.15		$18.54		$17.12		$16.99		$14.92
Total return2	12.61%		9.60%		1.99	%3	15.51%		27.67%

Net assets, end of year (000s)	$4,588		$1,642		$994		$1,141		$46

Ratios to average net assets:
Gross expenses	1.07%		1.05%		1.16%		1.08%		0.81%
Net expenses4	1.00	5,6	1.00	5,6	1.00	5,6	0.95	5,6	0.81	5
Net investment income	0.85		1.07		1.12		1.25		1.71

Portfolio turnover rate	22%		26%		29%		30%		29%

1	Per share amounts have been calculated using the average shares method.
2
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 1.93% for the year ended January 31, 2012.
4	The impact of compensating balance arrangements, if any, was less than 0.01%.
5
As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

6	Reflects fee waivers and/or expense reimbursements.

Appendix D-7

Maryland Fund
Financial Highlights
(For a share outstanding throughout each period)

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class A Shares1	2014	2013	2012	2011	2010

Net asset value, beginning of year	$17.07	$16.99	$15.82	$16.50	$15.58

Income (loss) from operations:
Net investment income	0.59	0.57	0.64	0.64	0.63
Net realized and unrealized gain (loss)	(0.76)	0.08	1.17	(0.68)	0.92
Total income (loss) from operations	(0.17)	0.65	1.81	(0.04)	1.55

Less distributions from:
Net investment income	(0.59)	(0.57)	(0.64)	(0.64)	(0.63)
Total distributions	(0.59)	(0.57)	(0.64)	(0.64)	(0.63)

Net asset value, end of year	$16.31	$17.07	$16.99	$15.82	$16.50
Total return2	(0.94)%	3.84%	11.63%	(0.32)%	10.08%

Net assets, end of year (000s)	$117,797	$150,828	$150,467	$145,959	$168,589

Ratios to average net assets:
Gross expenses	0.83%	0.85%	0.85%	0.84%	0.89%
Net expenses3,4,5	0.64	0.63	0.64	0.63	0.65
Net investment income	3.59	3.30	3.88	3.88	3.88

Portfolio turnover rate	8%	13%	4%	15%	6%

1	Per share amounts have been calculated using the average shares method.
2
Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3
As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.75%. Prior to January 1, 2014, the ratio of expenses did not exceed 0.70%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

4	Reflects fee waivers and/or expense reimbursements.
5	The impact of compensating balance arrangements, if any, was less than 0.01%.

Appendix D-8

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class C Shares1	2014	2013	2012	2011	2010

Net asset value, beginning of year	$17.07	$16.99	$15.82	$16.50	$15.58

Income (loss) from operations:
Net investment income	0.49	0.47	0.54	0.54	0.52
Net realized and unrealized gain (loss)	(0.76)	0.08	1.17	(0.68)	0.94
Total income (loss) from operations	(0.27)	0.55	1.71	(0.14)	1.46

Less distributions from:
Net investment income	(0.49)	(0.47)	(0.54)	(0.54)	(0.54)
Total distributions	(0.49)	(0.47)	(0.54)	(0.54)	(0.54)

Net asset value, end of year	$16.31	$17.07	$16.99	$15.82	$16.50
Total return2	(1.53)%	3.24%	10.96%	(0.90)%	9.44%

Net assets, end of year (000s)	$28,678	$37,692	$33,068	$28,186	$21,000

Ratios to average net assets:
Gross expenses	1.44%	1.44%	1.45%	1.43%	1.52%
Net expenses3,4,5	1.24	1.21	1.24	1.21	1.20
Net investment income	2.99	2.71	3.27	3.31	3.22

Portfolio turnover rate	8%	13%	4%	15%	6%

1	Per share amounts have been calculated using the average shares method.
2
Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3
As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.30%. Prior to January 1, 2014, the ratio of expenses did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

4	Reflects fee waivers and/or expense reimbursements.
5	The impact of compensating balance arrangements, if any, was less than 0.01%.

Appendix D-9

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class I Shares1,2	2014	2013	2012	2011	2010

Net asset value, beginning of year	$17.08	$17.00	$15.82	$16.51	$15.58

Income (loss) from operations:
Net investment income	0.62	0.60	0.67	0.67	0.66
Net realized and unrealized gain (loss)	(0.77)	0.08	1.18	(0.69)	0.94
Total income (loss) from operations	(0.15)	0.68	1.85	(0.02)	1.60

Less distributions from:
Net investment income	(0.62)	(0.60)	(0.67)	(0.67)	(0.67)
Total distributions	(0.62)	(0.60)	(0.67)	(0.67)	(0.67)

Net asset value, end of year	$16.31	$17.08	$17.00	$15.82	$16.51
Total return3	(0.85)%	4.02%	11.90%	(0.21)%	10.38%

Net assets, end of year (000s)	$17,624	$23,798	$20,632	$12,815	$8,221

Ratios to average net assets:
Gross expenses	0.92%	0.79%	0.71%	0.78%	0.90%
Net expenses4,5,6	0.48	0.45	0.45	0.45	0.45
Net investment income	3.74	3.48	4.04	4.08	4.04

Portfolio turnover rate	8%	13%	4%	15%	6%

1	Effective October 5, 2009, Institutional Class shares were renamed as Class I shares.
2	Per share amounts have been calculated using the average shares method.
3
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

4
As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. Prior to January 1, 2014, the ratio of expenses did not exceed 0.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

5	Reflects fee waivers and/or expense reimbursements.
6	The impact of compensating balance arrangements, if any, was less than 0.01%.

Appendix D-10

Appendix E1
COMPARISON OF BUSINESS STRUCTURE AND ORGANIZATIONAL DOCUMENTS

(Delaware Statutory Trust vs. Maryland Statutory Trust)

The following is only a discussion of certain principal differences between the governing documents for TAP Trust, a Delaware statutory trust, of which the Acquiring Funds are series, and PET Trust, a Maryland statutory trust, of which the SAF and FSF Target Funds are series.  It is not a complete description of the governing documents for the TAP Trust or PET Trust.

Organization and Capital Structure.

The TAP Trust is a Delaware statutory trust.  A Delaware statutory trust is an unincorporated association organized under the Delaware Statutory Trust Act (the “Delaware Act”).  The TAP Trust’s operations are governed by its Declaration of Trust (the “DE Declaration”) and its By-Laws (its “DE By-Laws”), and its business and affairs are managed under the supervision of its Board of Trustees (referred to in this section as “Trustees”).

The Acquiring Funds’ shares of beneficial interest are issued without par value.  The DE Declaration authorizes an unlimited number of shares, including fractional shares, which may be divided into separate and distinct series or classes.  These series and classes will have the rights, powers and duties set forth in the DE Declaration or as specified in resolutions of the TAP Trust’s Board of Trustees.

The PET Trust is a Maryland statutory trust.  A Maryland statutory trust is an unincorporated business association that is established under, and governed by, Maryland law.  Maryland law provides a statutory framework for the powers, duties, rights and obligations of the Board  and shareholders of a trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in a trust’s declaration of trust .  The PET Trust’s operations are governed by its Amended and Restated Declaration of Trust (the “MD Declaration”) and its Amended and Restated Bylaws (the “MD Bylaws”), both as they may have been amended from time to time.  The business and affairs of the PET Trust are managed under the direction of its Board of Trustees.

The shares of beneficial interest of the SAF and FSF Target Funds have a par value of $0.00001 per share.  The MD Declaration authorizes an unlimited number of shares, which may be divided into separate and distinct series or classes.  The series and classes have the rights, preferences, privileges, limitations, restrictions, and other terms set forth in the MD Declaration, or as determined by the PET Trust’s Board of Trustees from time to time.

Meetings of Shareholders and Voting Rights.

The Delaware Act does not require annual shareholders’ meetings.  The DE By-Laws authorizes the calling of a shareholders’ meeting by the Board, President or Secretary, under certain circumstances.  A shareholder meeting shall be called by the Board of Trustees at the request of holders of 10% or more of the outstanding shares entitled to vote at such meeting.  Neither the DE Declaration nor the DE By-Laws require an Acquiring Fund to hold an annual shareholders’ meeting.

The DE Declaration generally provides that each full share of an Acquiring Fund is entitled to one vote and each fractional share is entitled to a fractional vote.  All shares of an Acquiring Fund entitled to vote on a matter shall vote in the aggregate without differentiation between shares of separate series or classes.  With respect to any matter that affects only the interests of some but not all series or classes, or where otherwise required by the 1940 Act, only the shareholders of the affected series or classes shall be entitled to vote on the matter.

The DE By-Laws provides that 33 1/3% of the outstanding shares of a series or class as applicable, entitled to vote at a meeting, which are present in person or represented by proxy, shall constitute a quorum at the meeting, except when there is a legal requirement for a larger quorum.  Subject to any legal requirements for a different vote, in all matters other than the election of Trustees, shareholders may approve a proposal by a majority of votes cast.  Trustees are elected by a plurality of votes cast.  Where a separate vote by series or class is required, these voting requirements apply to those separate votes.  There is no cumulative voting in the election of Trustees.

Appendix E1-1

The quorum requirement under the MD Declaration is 30% of the voting power of the shares entitled to vote. The MD Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders.  The trustees may, without shareholder approval, amend the MD Declaration or authorize the merger or consolidation of the trust into another trust or entity, reorganize the trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or terminate the trust or any series or class.

The PET Trust is not required to hold an annual meeting of shareholders, but the SAF and FSF Target Funds will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the MD Declaration.  The MD Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date.  All shareholders of record of all series and classes of the trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees.

The DE Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the board may be filled by the remaining Trustees as required by the 1940 Act.  Trustees are elected by a plurality of votes cast.  Where a separate vote by series or class is required, these voting requirements apply to those separate votes.  There is no cumulative voting in the election of Trustees.  The Declaration also provides that Trustees may be removed by a vote or written declaration of shareholders holding a majority of the voting power of the Trust.

The MD Declaration provides that the trustees may establish the number of trustees and that vacancies on the Board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act.  Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present.  The MD Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the trust, or by a vote of two-thirds of the remaining trustees.  The provisions of the MD Declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees then in office.

Amendments to the Declaration.

The DE Declaration provides that the Trustees are authorized to amend the DE Declaration without the vote of shareholders, but any amendment that increases the personal liability granted in the DE Declaration to shareholders or Trustees of the Trust.  Any such action, as well as any repeal or amendment of shall require the affirmative vote or consent of shareholders owning at least 66 2/3% of the outstanding shares entitled to vote thereon.

The MD Declaration provides that the Trustees are authorized to amend the MD Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the MD Declaration to persons who are or have been shareholders, trustees, officers or employees of the trust, or that limits the rights to indemnification, advancement of expenses or insurance provided in the MD Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the MD Declaration prior to the amendment.

Issuance and Redemption of Shares.

Both Declarations provide that the funds may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine.  All shares in the funds are fully paid and nonassessable.  Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine.

Each of the funds may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder.  Additionally, shares may be redeemed in connection with the closing of small accounts.

Appendix E1-2

Series and Classes.

Both Declarations provide that the Trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes.  The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class. Each share of the fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.

Shareholder Liability.

Consistent with the Delaware Act, the DE Declaration provides that no Acquiring Fund shareholder, as such, shall be subject to any personal liability whatsoever to any person in connection with the property, acts, obligations or affairs of the Trust or any series.

Consistent with the MD Statute, the MD Declaration provides that shareholders are not personally liable for the obligations of the SAF and FSF Target Funds and requires the SAF and FSF Target Funds to indemnify a shareholder against any loss or expense arising from any such liability. The SAF and FSF Target Funds will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder.

Liability of Trustees and Officers; Indemnification

The DE Declaration provides that a Trustee shall be liable to the TAP Trust and to any shareholder solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee and shall not be liable for errors of judgment or mistakes of fact or law.  A Trustee or officer of the TAP Trust, when acting in such capacity, shall not be personally liable to any person other than the TAP Trust or a beneficial owner for any act, omission or obligation of the TAP Trust or any Trustee or officer of the TAP Trust.  A Trustee or officer of the TAP Trust shall not be liable for any act or omission or any conduct whatsoever in his capacity as Trustee or officer, provided that nothing contained herein or in the Delaware Act shall protect any Trustee or officer against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer.

Each Trustee or officer of the TAP Trust shall be indemnified by the Trust to the fullest extent permitted by law against any and all liabilities and expenses reasonably incurred or paid by them in connection with the defense of any proceeding in which they become involved as a party or otherwise by virtue of their being or having been such a Trustee or officer, and against amounts paid or incurred by them in the settlement thereof.

The MD Declaration provides that a trustee acting in his or her capacity of trustee is not personally liable to any person, other than the PET Trust or its shareholders, in connection with the affairs of the PET Trust.  Each trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the PET Trust.  All actions and omissions of trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.

The MD Declaration limits a trustee’s liability to the PET Trust or any shareholder to the full extent permitted under current Maryland law by providing that a trustee is liable to the PET Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property or services or (b) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.  The MD Declaration requires the PET Trust to indemnify any persons who are or who have been trustees, officers or employees of the PET Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

Appendix E1-3

The MD Declaration provides that any trustee who serves as chair of the Board a member or chair of a committee of the Board, lead independent trustee or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The DE Declaration is silent with respect to the bringing of derivative actions by shareholders.  Section 3816 of the Delaware Act provides for default procedures for the bringing of derivative actions by shareholders. The MD Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the SAF and FSF Target Funds or their shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by no fewer than three unrelated shareholders must be made on the trustees. The MD Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the MD Declaration. The MD Declaration also requires that in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected funds. The trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the PET Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent trustees determines that maintaining the suit would not be in the best interests of the SAF and FSF Target Funds , the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not consistent with the standard of performance required of the trustees in performing their duties. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the PET Trust in connection with the consideration of the demand if, in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the MD Declaration, the shareholders bringing the action may be responsible for the SAF and FSF Target Funds’ costs, including attorneys’ fees.

The MD Declaration further provides that the SAF and FSF Target Funds shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the SAF and FSF Funds are obligated to pay shall be calculated using reasonable hourly rates.  The MD Declaration also requires that actions by shareholders against the SAF and FSF Target Funds be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

Appendix E1-4

Appendix E2
COMPARISON OF BUSINESS STRUCTURE AND ORGANIZATIONAL DOCUMENTS

(Delaware Statutory Trust vs. Massachusetts Business Trust)

The following is only a discussion of certain principal differences between the governing documents for the TAP Trust, a Delaware statutory trust, of which the Acquiring Funds are series, and FIF Trust, a Massachusetts business trust, of which the MTI Target Fund is a series.  It is not a complete description of the governing documents for the TAP Trust or the FIF Trust.

Organization and Capital Structure.

The TAP Trust is a Delaware statutory trust.  A Delaware statutory trust is an unincorporated association organized under the Delaware Statutory Trust Act (the “Delaware Act”).  The TAP Trust’s operations are governed by its Declaration of Trust (the “DE Declaration”) and its By-Laws (its “DE By-Laws”), and its business and affairs are managed under the supervision of its Board of Trustees.

The Acquiring Funds’ shares of beneficial interest are issued without par value.  The DE Declaration authorizes an unlimited number of shares, including fractional shares, which may be divided into separate and distinct series or classes.  These series and classes will have the rights, powers and duties set forth in the DE Declaration or as specified in resolutions of the TAP Trust’s Board of Trustees.

The FIF Trust is a Massachusetts business trust.  A Massachusetts business trust is an unincorporated business association organized under a Massachusetts statute governing business trusts (the “Massachusetts Statute”).  The FIF Trust’s operations are governed by its Declaration of Trust (the “MA Declaration”) and its Amended and Restated By-Laws (the “MA By-Laws”), both as they may have been amended from time to time.  The business and affairs of the FIF Trust are managed under the supervision of its Board of Trustees.

The shares of beneficial interest of the MTI Target Fund have no par value.  The MA Declaration authorizes an unlimited number of shares, which may be divided into separate and distinct series or classes.  The series and classes have the rights, powers and duties set forth in the MA Declaration, or as specified in resolutions of the FIF Trust’s Board of Trustees.

Meetings of Shareholders and Voting Rights.

The Delaware Act does not require annual shareholders’ meetings.  The DE By-Laws authorizes the calling of a shareholders’ meeting by the Board, President or Secretary, under certain circumstances.  A shareholder meeting shall be called by the Board of Trustees at the request of holders of 10% or more of the outstanding shares entitled to vote at such meeting.  Neither the DE Declaration nor the DE By-Laws require an Acquiring Fund to hold an annual shareholders’ meeting.

The DE Declaration generally provides that each full share of the Acquiring Fund is entitled to one vote and each fractional share is entitled to a fractional vote.  All shares of an Acquiring Fund entitled to vote on a matter shall vote in the aggregate without differentiation between shares of separate series or classes.  With respect to any matter that affects only the interests of some but not all series or classes, or where otherwise required by the 1940 Act, only the shareholders of the affected series or classes shall be entitled to vote on the matter.

The DE By-Laws provides that 33 1/3% of the outstanding shares of a series or class as applicable, entitled to vote at a meeting, which are present in person or represented by proxy, shall constitute a quorum at the meeting, except when there is a legal requirement for a larger quorum.  Subject to any legal requirements for a different vote, in all matters other than the election of Trustees, shareholders may approve a proposal by a majority of votes cast.  Trustees are elected by a plurality of votes cast.  Where a separate vote by series or class is required, these voting requirements apply to those separate votes.  There is no cumulative voting in the election of Trustees.

The FIF Trust is not required to hold an annual meeting of shareholders in any year in which the election of Trustees is not required to be acted upon in accordance with the Investment Company Act of 1940, as amended. A shareholder meeting shall be called by the Board of Trustees upon the written request of holders of not less than a majority of the outstanding shares entitled to vote at such meeting.

Appendix E2-1

The MA Declaration provides that, except when a larger quorum is required by applicable law, one-third of the outstanding shares entitled to vote shall constitute a quorum at a shareholders’ meeting.  The MA Declaration provides that shareholders are entitled to one vote for each whole share that they own, and a proportionate fractional vote for each fractional share that they hold.  Shareholders shall vote separately by series, except to the extent required by the 1940 Act, or when its Trustees have determined that the matter affects only the interests of shareholders of some, but not all, series of shares, in which case only the shareholders of the affected series shall be entitled to vote.  Subject to the foregoing requirements for voting shares separately by series, when a quorum is present at a meeting, a majority of the shares voted shall decide any questions and a plurality of votes shall elect a Trustee, except when a larger vote is required by any provision of the FIF Trust’s governing documents or by applicable law.

Election and Removal of Trustees.

The DE Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the board may be filled by the remaining Trustees as required by the 1940 Act.  Trustees are elected by a plurality of votes cast.  Where a separate vote by series or class is required, these voting requirements apply to those separate votes.  There is no cumulative voting in the election of Trustees.  The Declaration also provides that Trustees may be removed by a vote or written declaration of shareholders holding a majority of the voting power of the Trust.

The MA Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act.  Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present.  The Declaration also provides that Trustees may be removed by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees.

Amendments to the Declaration.

The DE Declaration provides that the Trustees are authorized to amend the DE Declaration without the vote of shareholders, but any amendment that increases the personal liability granted in the DE Declaration to shareholders or Trustees of the Trust. Any such action, as well as any repeal or amendment of shall require the affirmative vote or consent of shareholders owning at least 66 2/3% of the outstanding shares entitled to vote thereon.

The MA Declaration provides that the Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to shareholders or Trustees of the Trust; that adversely affects the rights of shareholders; or that is in contravention of applicable law, including the 1940 Act.

Issuance and Redemption of Shares.

Both Declarations provide that the funds may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine.  All shares in the funds are fully paid and nonassessable.  Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine.

Series and Classes.

Both Declarations provide that the Trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes.  The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class. Each share of the fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.

The DE Declaration provides that each series of the TAP Trust shall be separate and distinct from any other series of the TAP Trust and shall hold and account for the assets and liabilities belonging to any series separately from the assets and liabilities of the TAP Trust or any other series.  Each class of a series of the TAP Trust shall be separate and distinct from any other class of that series.

Appendix E2-2

The Massachusetts Statute does not contain statutory provisions addressing series or class liability with respect to multi-series or multi-class investment companies.  The MA Declaration provides that the assets and liabilities of a particular series shall be separate from any other series.  All persons extending credit to, contracting with, or having any claim against a particular series of the MTI Target Fund shall look only to the assets of that particular series for payment of the credit, contract or claim.

Shareholder Liability.

Consistent with the Delaware Act, the DE Declaration provides that no Acquiring Fund shareholder, as such, shall be subject to any personal liability whatsoever to any person in connection with the property, acts, obligations or affairs of the Trust or any series.

Under Massachusetts law, shareholders of the MTI Target Fund could, under certain circumstances, be held personally liable for the obligations of the MTI Target Fund and of the FIF Trust.  The MA Declaration provides that shareholders are not personally liable acts or for the obligations of the Trust or fund and requires the MTI Target Fund to indemnify a shareholder against any loss or expense arising from any such liability.  The MA Declaration provides for indemnification from the MTI Target Fund’s property for all losses and expenses of any fund shareholder held personally liable for the obligations of the MTI Target Fund.  Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the MTI Target Fund itself would be unable to meet its obligations, a possibility which the adviser believes is remote.  Upon payment of any liability incurred by any fund shareholder solely by reason of being or having been a shareholder, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund.

Liability of Trustees and Officers; Indemnification

The DE Declaration provides that a Trustee shall be liable to the TAP Trust and to any shareholder solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee and shall not be liable for errors of judgment or mistakes of fact or law.  A Trustee or officer of the TAP Trust, when acting in such capacity, shall not be personally liable to any person other than the TAP Trust or a beneficial owner for any act, omission or obligation of the TAP Trust or any Trustee or officer of the TAP Trust.  A Trustee or officer of the TAP Trust shall not be liable for any act or omission or any conduct whatsoever in his capacity as Trustee or officer, provided that nothing contained herein or in the Delaware Act shall protect any Trustee or officer against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer.

Each Trustee or officer of the TAP Trust shall be indemnified by the Trust to the fullest extent permitted by law against any and all liabilities and expenses reasonably incurred or paid by them in connection with the defense of any proceeding in which they become involved as a party or otherwise by virtue of their being or having been such a Trustee or officer, and against amounts paid or incurred by them in the settlement thereof.

The MA Declaration provides that a Trustee acting in his or her capacity of Trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust.  Each Trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the Trust.  All actions and omissions of Trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.

The MA Declaration limits a Trustee’s liability to the Trust or any shareholder by providing that a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.  The MA Declaration requires the Trust to indemnify any persons who are or who have been Trustees or officers of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee or officer.  A person may be entitled to the advancement of expenses in connection with a claim for which indemnification is sought, if such a person undertakes to repay the Fund, the payments are provided for by the Fund’s insurance or a majority of the disinterested Trustees or independent counsel finds that the person is entitled to indemnification.

Appendix E2-3

PART B
STATEMENT OF ADDITIONAL INFORMATION
_________________, 2014

This Statement of Additional Information dated _________, 2014 (“SAI”) relates to the proposed reorganization of the Legg Mason Investment Counsel Financial Services Fund (“FSF Target Fund”) and Legg Mason Investment Counsel Social Awareness Fund (“SAF Target Fund”), each a series of the Legg Mason Partners Equity Trust, a Maryland statutory trust (the “PET Trust”), and the Legg Mason Investment Counsel Maryland Tax-Free Income Trust (“MTI Target Fund”) (and collectively, with the two series of the PET Trust, the “Target Funds”), a series of the Legg Mason Tax-Free Income Fund, a Massachusetts business trust (the “FIF Trust”) into a corresponding newly organized series (each an “Acquiring Fund” and collectively, the “Acquiring Funds”) of the Trust for Advised Portfolios, a Delaware statutory trust (the “TAP Trust”) (each a “Reorganization” and collectively, the “Reorganizations”).

This SAI sets forth information that may be of interest to shareholders relating to the Reorganization, but which is not included in the Combined Proxy Statement and Prospectus, dated _________, 2014 (the “Proxy Statement”), of the Target Funds. As described in the Proxy Statement, a Reorganization would involve the transfer of all of the assets and liabilities of each Target Funds in exchange for shares of the corresponding Acquiring Fund. Each Target Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete termination of the Target Fund.

This SAI is not a prospectus and should be read in conjunction with the Proxy Statement which may be obtained from the Legg Mason Investment Counsel Funds, by writing or calling the Legg Mason Investment Counsel Funds at the address and telephone number shown above. This SAI should be read in conjunction with such Proxy Statement.

The Securities and Exchange Commission maintains a website (http://www.sec.gov) that contains the prospectuses and Statement of Additional Information of the Target Funds, other material incorporated by reference and other information regarding the Target Funds.

You should rely only on the information contained in this SAI and the Proxy Statement. Legg Mason Investment Counsel Funds has not authorized others to provide additional information. This SAI is not an offer to sell securities in any state or jurisdiction where the offering cannot legally be made.

Incorporation by Reference

The following documents are incorporated by reference into this SAI:

●
The Statement of Additional Information for the FSF Target Fund dated July 17, 2014, is incorporated by reference to Post-Effective Amendment No. 312 to the PET Trust’s Registration Statement on Form N-1A (File No. 811-06444), filed with the SEC on July 15, 2014.

●
The Statement of Additional Information for the SAF Target Fund dated June 1, 2014, is incorporated by reference to Post-Effective Amendment No. 306 to the PET Trust’s Registration Statement on Form N-1A (File No. 811-06444), filed with the SEC on May 20, 2014.

●
The Statement of Additional Information for the MTI Target Fund dated July 17, 2014, is incorporated by reference to Post-Effective Amendment No. 37 to the FIF Trust’s Registration Statement on Form N-1A (File No. 811-06223), filed with the SEC on July 15, 2014.

●
The audited financial statements of the FSF Target Fund dated March 31, 2014, are incorporated by reference to the Annual Report of the FSF Target Fund for the fiscal year ended March 31, 2014, filed on Form N-CSR (File No. 811-06444) with the SEC on May 23, 2014.

●
The audited financial statements of the SAF Target Fund dated January 31, 2014, are incorporated by reference to the Annual Report of the SAF Target Fund for the fiscal year ended January 31, 2014, filed on Form N-CSR (File No. 811-06444) with the SEC on March 25, 2014.

●
The audited financial statements of the MTI Target Fund dated March 31, 2014, are incorporated by reference to the Annual Report of the MTI Target Fund for the fiscal year ended March 31, 2014, filed on Form N-CSR (File No. 811-06223) with the SEC on May 23, 2014.

The Acquiring Funds, which have no assets or liabilities, will commence operations upon the completion of the Reorganization and will continue the operations of the respective Target Funds. For this reason, the financial statements of the Acquiring Funds and the pro forma financial statements of the Acquiring Funds have not been included herein. The terms “Fund” and “Funds,” as used in this SAI, refer to the Acquiring Funds.

No person has been authorized to give any information or to make any representations not contained in the Prospectus or this SAI in connection with the offerings made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by a Fund or its Distributor. The Prospectus and this SAI do not constitute offerings by a Fund or by the Distributor in any jurisdiction in which such offerings may not lawfully be made.

THE TRUST

The Trust is a Delaware statutory trust organized under the laws of the State of Delaware on August 28, 2003, and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company. Between March 5, 2013 and January 1, 2014, the Trust was named “Ziegler Capital Management Investment Trust”. Between August 1, 2011 and March 4, 2013, the Trust was named “Ziegler Lotsoff Capital Management Investment Trust”. Prior to August 1, 2011, the Trust was named “Lotsoff Capital Management Investment Trust”. Each Fund is a series of Trust for Advised Portfolios (referred to in this section as the “Trust”), a Delaware statutory trust.

The Financial Services Fund commenced operations on _____, 2014 as a successor to the Legg Mason Investment Counsel Financial Services Fund, a series of Legg Mason Partners Equity Trust, a Maryland statutory trust. Prior to April 16, 2007, the Fund was a series of Legg Mason Partners Investment Trust, a Massachusetts business trust. Prior to the reorganization of the fund as a series of Legg Mason Partners Investment Trust, the fund was a series of Legg Mason Partners Sector Services, Inc., a Maryland corporation.

The Socially Responsive Balanced Fund commenced operations on _____, 2014 as a successor to the Legg Mason Investment Counsel Social Awareness Fund, a series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

The Maryland Tax-Free Fund commenced operations on _____, 2014 as a successor to Legg Mason Investment Counsel Maryland Tax-Free Income Trust, a series of Legg Mason Tax-Free Income Fund, a Massachusetts business trust.

The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) permits the Trust’s Board of Trustees (the “Board” or the “Trustees”) to issue an unlimited number of full and fractional shares of beneficial interest, par value $0.01 per share, which may be issued in any number of series. The Trust consists of various series that represent separate investment portfolios. The Board may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series. This SAI relates to the [●] Financial Services Fund, [●] Socially Responsive Balanced Fund and [●] Maryland Tax-Free Income Trust Fund.

The Funds had not commenced operations as of the date of this SAI.

Registration with the SEC does not involve supervision of the management or policies of the Funds. The Prospectus of the Funds and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at www.sec.gov.

[●] FINANCIAL SERVICES FUND - INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The Financial Services Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end, non-diversified management investment company.

The Financial Services Fund’s Prospectus discusses the Financial Services Fund’s investment objective and policies. The following discussion supplements the description of the Financial Services Fund’s investment policies in its Prospectus.

Investment Objective and Principal Investment Strategies

The Financial Services Fund’s investment objective is to seek long-term capital appreciation by investing primarily in common stocks.

Under normal circumstances, the Financial Services Fund invests at least 80% of its net assets in equity securities of issuers in the financial services industry. These companies may include, but are not limited to:

●	Regional and money center banks

●	Securities brokerage firms

●	Asset management companies

●	Savings banks and thrift institutions

●	Specialty finance companies (e.g., credit card and mortgage providers)

●	Insurance and insurance brokerage firms

●	Government sponsored agencies, such as the Government National Mortgage Association (“Ginnie Mae”)

●	Financial conglomerates

The Financial Services Fund may invest its assets in securities of foreign financial services companies (limited to 25% of total assets, not including American Depositary Receipts (“ADRs”)).

For purposes of the Financial Services Fund’s 80% policy, issuers in the financial services industry include companies that derive more than 50% of their revenues from providing products and services to the financial services industry, including software, hardware, publishing, news services, credit research and ratings services, Internet services and business services.

The Financial Services Fund’s 80% investment policy may be changed by the Trust for Advised Portfolios’ Board of Trustees (the “Board”) upon at least 60 days’ prior notice to shareholders.

There is no guarantee that the Financial Services Fund will achieve its investment objective.

[●] FINANCIAL SERVICES FUND - INVESTMENT PRACTICES AND RISK FACTORS

The Financial Services Fund’s principal investment strategies are described above. The following provides additional information about these principal strategies and describes other investment strategies and practices that may be used by the Financial Services Fund, which all involve risks of varying degrees.

Equity Securities. Common stocks represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

Debt Securities. Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper, which consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

Corporate debt securities may pay fixed or variable rates of interest, or interest at a rate contingent upon some other factor, such as the price of some commodity. These securities may be convertible into preferred or common stock, or may be bought as part of a unit containing common stock. In selecting corporate debt securities for the Financial Services Fund, the Adviser reviews and monitors the creditworthiness of each issuer and issue. [    ] (the “Adviser”) also analyzes interest rate trends and specific developments that it believes may affect individual issuers.

The prices of debt securities fluctuate in response to perceptions of the issuer’s creditworthiness and also tend to vary inversely with market interest rates. The value of such securities is likely to decline in times of rising interest rates. Conversely, when rates fall, the value of these investments is likely to rise. The longer the time to maturity the greater are such variations.

Debt securities rated BBB/Baa or better by Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc. (“S&P”), or Moody’s Investors Service, Inc. (“Moody’s”) and unrated securities considered by the Financial Services Fund’s Adviser to be of equivalent quality are considered investment grade. Debt securities rated below BBB/Baa, commonly known as “junk bonds,” which the Financial Services Fund may purchase from time to time, are deemed by the ratings companies to be speculative and may involve major risk of exposure to adverse conditions. The prices of lower-rated securities, especially junk bonds, often are more volatile than those of higher-rated securities, and the security may be difficult to sell. Those in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. Securities rated below BBB/Baa may be less liquid than higher-rated securities, which means the Financial Services Fund may have difficulty selling them at times, and may have to apply a greater degree of judgment in establishing a price for purposes of valuing shares of the Financial Services Fund. Moody’s considers debt securities rated in the lowest investment grade category (Baa) to have speculative characteristics. A description of the rating assigned to corporate debt securities is included in Appendix A.

The market for lower-rated debt securities is generally thinner and less active than that for higher quality debt securities, which may limit the Financial Services Fund’s ability to sell such securities at fair value. Judgment plays a greater role in pricing such securities than is the case for securities having more active markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market.

In addition to ratings assigned to individual bond issues, the Adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds and other debt securities in which the Financial Services Fund invests are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial conditions of the issuer, the size of the offering, the maturity of the obligation and its rating. There may be a wide variation in the quality of bonds, both within a particular classification and between classifications. A bond issuer’s obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of bond issuers to meet their obligations for the payment of principal and interest. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) are analyzed by the Adviser to determine, to the extent possible, that the planned investment is sound.

If one rating agency has rated a security A or better and another agency has rated it below A, the Adviser may rely on the higher rating in determining to purchase or retain the security. Bonds rated A may be given a “+” or “-” by a rating agency. Bonds denominated A, A+ or A- are considered to be included in the rating A.

The Financial Services Fund may invest in foreign corporate debt securities denominated in U.S. dollars or foreign currencies. Foreign debt securities include Yankee dollar obligations (U.S. dollar denominated securities issued by foreign corporations and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated securities issued by foreign corporations and traded on foreign markets).

The Financial Services Fund may invest in the debt securities of governmental or corporate issuers in any rating category of the recognized rating agencies, including issues that are in default, and may invest in unrated debt obligations. Most foreign debt obligations are not rated. Debt securities and securities convertible into common stock need not necessarily be of a certain grade as determined by rating agencies such as S&P or Moody’s; however, the Adviser does consider such ratings in determining whether the security is an appropriate investment for the Financial Services Fund.

The Financial Services Fund may invest in securities that are in lower rating categories or are unrated if the Adviser determines that the securities provide the opportunity of meeting the Financial Services Fund’s objective without presenting excessive risk. The Adviser will consider all factors it deems appropriate, including ratings, in making investment decisions for the Financial Services Fund and will attempt to minimize investment risks through investment analysis and monitoring of general economic conditions and trends. While the Adviser may refer to ratings, it does not rely exclusively on ratings, but makes its own independent and ongoing review of credit quality.

Preferred Stock. The Financial Services Fund may purchase preferred stock as a substitute for debt securities of the same issuer when, in the opinion of the Adviser, the preferred stock is more attractively priced in light of the risks involved. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets, but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the market prices of debt securities. Under normal circumstances, preferred stock does not carry voting rights.

Convertible Securities. The Financial Services Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield of nonconvertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in a corporation’s capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the ultimate conversion or exchange value.

Convertible securities are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed income securities. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features.

Warrants and Rights. Warrants and rights are securities permitting, but not obligating, their holder to purchase other securities, normally the issuer’s common stock.

Warrants and rights do not carry with them the right to receive dividends on or to vote the securities that they entitle their holders to purchase. They also do not entitle the holder to share in the assets of the company in liquidation. The rights to purchase common stock or other securities conferred by a warrant or right can only be exercised on specific dates or for a specific period. Trading in these instruments is affected both by the relationship of the exercise price to the current market price of the common stock or other securities and also by the period remaining until the right or warrant expires. An investment in warrants and rights may be considered more speculative than other types of equity investments. A warrant or right expires worthless if it is not exercised on or prior to its expiration date.

Small and Medium Capitalization Company Stocks. The Adviser for the Financial Services Fund believes that the comparative lack of attention by investment analysts and institutional investors to small and medium capitalization companies may result in opportunities to purchase the securities of such companies at attractive prices compared to historical or market price-earnings ratios, book value, return on equity or long-term prospects. Investments in securities of companies with small and medium market capitalizations are generally considered to offer greater opportunity for appreciation but involve special risks. The securities of those companies may be subject to more abrupt fluctuations in market price than larger, more established companies. Small and medium capitalization companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. In addition to exhibiting greater volatility, small and medium capitalization company stocks may, to a degree, fluctuate independently of larger company stocks, i.e., small and medium capitalization company stocks may decline in price as the prices of large company stocks rise or vice versa.

It is anticipated that some of the portfolio securities of the Financial Services Fund may not be widely traded, and that the Financial Services Fund’s position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult for the Financial Services Fund to dispose of such securities at prevailing market prices in order to meet redemptions.

Non-Diversification Risk. The Financial Services Fund is non-diversified, which means that the Financial Services Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers. To the extent the Financial Services Fund concentrates its assets in fewer issuers, the Financial Services Fund will be more susceptible to negative events affecting those issuers.

Financial Services. Other than the financial services industry, the Financial Services Fund will not invest more than 25% of its total assets in a particular industry. Because of its concentration policy, the Financial Services Fund may be especially subject to risks affecting the financial services industry. Companies in the financial services industry include regional and money center banks, securities brokerage firms, asset management companies, savings banks and thrift institutions, specialty finance companies (e.g., credit card and mortgage providers), insurance and insurance brokerage firms, government sponsored agencies (e.g., Ginnie Mae), financial conglomerates and foreign banking and financial services companies.

Recent Economic Events. The U.S. credit markets have been experiencing extreme volatility and disruption for more than five years. Instability in the credit markets has made it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. These developments may increase the volatility of the value of securities owned by a Fund. These developments may also make it more difficult for a Fund to accurately value its securities or to sell its securities on a timely basis. These developments may also adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by a Fund to make payments of principal and interest when due, lead to lower credit ratings of issuers and increased defaults by issuers. Such developments could, in turn, reduce the value of securities owned by a Fund and adversely affect the net asset value (“NAV”) of its shares.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) significantly revises and expands the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect a Fund or investments made by a Fund. Possible regulatory actions taken under these revised and expanded powers may include actions related to financial consumer protection, proprietary trading and derivatives. There is a risk that new and additional government regulation authorized by the Dodd-Frank Act could result in higher Fund costs and expenses. Legislators and regulators in the United States are currently considering a wide range of proposals in addition to the Dodd-Frank Act that, if enacted, could result in major changes to the way banking operations are regulated. In addition, the recent European debt crisis and related financial restructuring efforts have contributed to the instability in global credit markets. The strength and duration of any economic recovery will be impacted by the European debt crisis and the reaction to any efforts to address the crisis.

Government Intervention. The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities in which a Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

In addition, insurance companies are likewise subject to substantial governmental regulation, predominantly at the state level, and may be subject to severe price competition. The performance of the Financial Services Fund’s investments in insurance companies will be subject to risk from several additional factors. The earnings of insurance companies will be affected by, in addition to general economic conditions, pricing (including severe pricing competition from time to time), claims activity and marketing competition. Particular insurance lines will also be influenced by specific matters. Property and casualty insurer profits may be affected by certain weather catastrophes, terrorism and other disasters. Life and health insurer profits may be affected by mortality and morbidity rates.

Individual companies may be exposed to material risk, including reserve inadequacy, problems in investment portfolios (due to real estate or “junk bond” holdings, for example) and the inability to collect from reinsurance carriers. Insurance companies are subject to extensive governmental regulation, including the imposition of maximum rate levels, which may not be adequate for some lines of business. Proposed or potential anti-trust or tax law changes also may affect adversely insurance companies’ policy sales, tax obligations and profitability.

Companies engaged in stock brokerage, commodity brokerage, investment banking, investment management or related investment advisory services are closely tied economically to the securities and commodities markets and can suffer during a decline in either market. These companies also are subject to the regulatory environment and changes in regulations, pricing pressure, the availability of Funds to borrow and interest rates.

Mortgage-Related Securities. Mortgage-related securities provide capital for mortgage loans made to residential homeowners and include securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Financial Services Fund) by various governmental, government-related and private organizations, such as dealers. The market value of mortgage-related securities will fluctuate as a result of changes in interest rates and mortgage rates.

Interests in pools of mortgage loans generally provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities, such as securities issued by Ginnie Mae are described as “modified pass-through” because they entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment.

Commercial banks, savings and loan institutions, mortgage bankers and other secondary market issuers, such as dealers, create pass-through pools of conventional residential mortgage loans. Such issuers also may be the originators of the underlying mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments with respect to such pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. The Financial Services Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the persons creating the pools, the Adviser determines that the securities are an appropriate investment for the Financial Services Fund.

Another type of security representing an interest in a pool of mortgage loans is known as a collateralized mortgage obligation (“CMO”). CMOs represent interests in a short-term, intermediate-term or long-term portion of a mortgage pool. Each portion of the pool receives monthly interest payments, but the principal repayments pass through to the short-term CMO first and to the long-term CMO last. A CMO permits an investor to more accurately predict the rate of principal repayments. CMOs are issued by private issuers, such as broker/dealers, and by Fannie Mae (formally known as the Federal National Mortgage Association); and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation). Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage-backed securities. In addition, in the event of a bankruptcy or other default of a broker who issued the CMO held by the Financial Services Fund, the Financial Services Fund could experience both delays in liquidating its position and losses. The Financial Services Fund may invest in CMOs in any rating category of the recognized rating services and may invest in unrated CMOs. The Financial Services Fund may also invest in “stripped” CMOs, which represent only the income portion or the principal portion of the CMO. The values of stripped CMOs are very sensitive to interest rate changes; accordingly, these instruments present a greater risk of loss than conventional mortgage-backed securities.

The Adviser expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be second mortgages or alternative mortgage instruments (e.g., mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages). As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with the Financial Services Fund’s investment objective and policies, consider making investments in such new types of securities. The Prospectus will be amended with any necessary additional disclosure prior to the Financial Services Fund’s investing in such securities.

The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, the Financial Services Fund may experience a loss (if the price at which the security was acquired by the Financial Services Fund was at a premium over par, which represents the price at which the security will be redeemed upon prepayment) or a gain (if the price at which the security was acquired by the Financial Services Fund was at a discount from par). In addition, prepayments of such securities held by the Financial Services Fund will reduce the share price of the Financial Services Fund to the extent the market value of the securities at the time of prepayment exceeds their par value, and will increase the share price of the Financial Services Fund to the extent the par value of the securities exceeds their market value at the time of prepayment. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancing slows, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage securities is usually more pronounced than it is for other types of fixed income securities.

The Financial Services Fund may invest no more than 5% of its net assets in mortgage-related securities.

U.S. Government Obligations and Related Securities. U.S. government obligations include a variety of securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government or by various instrumentalities that have been established or sponsored by the U.S. government. U.S. Treasury securities and securities issued by Ginnie Mae and the Small Business Administration are backed by the “full faith and credit” of the U.S. government. Other U.S. government obligations may or may not be backed by the “full faith and credit” of the U.S. government. In the case of securities not backed by the “full faith and credit” of the U.S. government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation (such as the Federal Farm Credit System, the Federal Home Loan Banks, Fannie Mae and Freddie Mac) for ultimate repayment and may not be able to assert a claim against the U.S. government itself in the event the agency or instrumentality does not meet its commitments.

Participation interests in U.S. government obligations are pro rata interests in such obligations which are generally underwritten by government securities dealers. Certificates of safekeeping for U.S. government obligations are documentary receipts for such obligations. Both participation interests and certificates of safekeeping are traded on exchanges and in the over-the-counter market.

The Financial Services Fund may invest in U.S. government obligations and related participation interests. In addition, the Financial Services Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. government obligations. Such obligations are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including Treasury Receipts, Treasury Investors Growth Receipts (“TIGRs”) and Certificates of Accrual on Treasury Securities (“CATS”).

U.S. government obligations also include stripped securities, which are created by separating bonds issued or guaranteed by the U.S. Treasury into their principal and interest components and selling each piece separately (commonly referred to as IOs and POs). Stripped securities are more volatile than other fixed income securities in their response to changes in market interest rates. The value of some stripped securities moves in the same direction as interest rates, further increasing their volatility. The Financial Services Fund will consider all interest-only or principal-only fixed income securities as illiquid.

Floating and Variable Rate Obligations. Fixed income securities may be offered in the form of floating and variable rate obligations. The Financial Services Fund may invest no more than 5% of its net assets in floating and variable rate obligations, respectively. Floating rate obligations have an interest rate that is fixed to a specified interest rate, such as the bank prime rate, and is automatically adjusted when the specified interest rate changes. Variable rate obligations have an interest rate that is adjusted at specified intervals to a specified interest rate. Periodic interest rate adjustments help stabilize the obligations’ market values.

The Financial Services Fund may purchase these obligations from the issuers or may purchase participation interests in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations usually carry demand features that permit the Financial Services Fund to sell the obligations back to the issuers or to financial intermediaries at par value plus accrued interest upon short notice at any time or prior to specific dates. The inability of the issuer or financial intermediary to repurchase an obligation on demand could affect the liquidity of the Financial Services Fund’s portfolio. Frequently, obligations with demand features are secured by letters of credit or comparable guarantees. Floating and variable rate obligations which do not carry unconditional demand features that can be exercised within seven days or less are deemed illiquid unless the Board determines otherwise. The Financial Services Fund’s investment in illiquid floating and variable rate obligations would be limited to the extent that it is not permitted to invest more than 15% of the value of its net assets in illiquid investments.

When-Issued Securities, Delayed-Delivery and Forward Commitment Transactions. The Financial Services Fund may purchase securities on a “when-issued” basis for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield) or on a forward commitment basis. The Financial Services Fund does not intend to engage in these transactions for speculative purposes, but only in furtherance of its investment objective. These transactions occur when securities are purchased or sold by the Financial Services Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Financial Services Fund at the time of entering into the transaction. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Because of fluctuations in the value of securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers.

When the Financial Services Fund agrees to purchase when-issued or delayed-delivery securities, the Financial Services Fund will set aside cash or liquid securities equal to the amount of the commitment in a segregated account on the Financial Services Fund’s books. Normally, the Financial Services Fund’s custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Financial Services Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Financial Services Fund’s commitment. The assets contained in the segregated account will be marked to market daily. It may be expected that the Financial Services Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Financial Services Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Financial Services Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Foreign Securities. The Financial Services Fund may invest in securities of foreign financial services companies (limited to 25% of total assets, not including ADRs). The returns of the Financial Services Fund may be adversely affected by fluctuations in value of one or more currencies relative to the U.S. dollar. Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include risks resulting from revaluation of currencies; future adverse political and economic developments; possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; possible expropriation, nationalization or confiscatory taxation; possible withholding taxes and limitations on the use or removal of Funds or other assets, including the withholding of dividends; adverse changes in investment or exchange control regulations; political instability, which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility and be less liquid. Foreign securities may not be registered with, nor the issuers thereof be subject to the reporting requirements of, the U.S. Securities and Exchange Commission (the “SEC”). Accordingly, there may be less publicly available information about the securities and about the foreign company issuing them than is available about a U.S. company and its securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. The Financial Services Fund may invest in securities of foreign governments (or agencies or subdivisions thereof), and many, if not all, of the foregoing considerations apply to such investments as well. These risks are intensified when investing in countries with developing economies and securities markets, also known as “emerging markets.”

The costs associated with investment in the securities of foreign financial services companies, including withholding taxes, brokerage commissions and custodial fees, may be higher than those associated with investment in domestic issuers. In addition, foreign investment transactions may be subject to difficulties associated with the settlement of such transactions. Transactions in securities of foreign issuers may be subject to less efficient settlement practices, including extended clearance and settlement periods. Delays in settlement could result in temporary periods when assets of the Financial Services Fund are uninvested and no return can be earned on them. The inability of the Financial Services Fund to make intended investments due to settlement problems could cause the Financial Services Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result in losses to the Financial Services Fund due to subsequent declines in value of the portfolio security or, if the Financial Services Fund has entered into a contract to sell the security, could result in liability to the purchaser.

Since the Financial Services Fund may invest in securities denominated in currencies other than the U.S. dollar, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in currency exchange rates may influence the value of the Financial Services Fund’s shares and may also affect the value of dividends and interest earned by the Financial Services Fund and gains and losses realized by the Financial Services Fund. Exchange rates are determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments, other economic and financial conditions, government intervention, speculation and other factors.

If the Financial Services Fund invests a substantial portion of its assets in foreign securities, its expenses can be expected to be higher than those of an investment company investing exclusively in U.S. securities since the expenses of investing in foreign securities, such as custodial costs and valuation costs, are higher than those incurred through investments in U.S. securities. In addition, dividend and interest income from non-U.S. securities will generally be subject to withholding taxes imposed by the country in which the issuer is located and may not be recoverable by the Financial Services Fund.

Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the domestic market. Usually issued by a U.S. bank or trust company, ADRs are receipts that demonstrate ownership of underlying foreign securities. For purposes of the Financial Services Fund’s investment policies and limitations, ADRs are considered to have the same characteristics as the securities underlying them. ADRs may be sponsored or unsponsored; issuers of securities underlying unsponsored ADRs are not contractually obligated to disclose material information in the United States. Accordingly, there may be less information available about such issuers than there is with respect to domestic companies and issuers of securities underlying sponsored ADRs. The Financial Services Fund may also invest in Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and other similar instruments, which are receipts that are often denominated in U.S. dollars and are issued by either a U.S. or non-U.S. bank evidencing ownership of underlying foreign securities. Even where they are denominated in U.S. dollars, depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency. EDRs are issued in bearer form and are designed for use in European securities markets. GDRs are tradable both in the United States and Europe and are designed for use throughout the world.

Securities of Emerging Markets Issuers. Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed foreign markets around the world.

The risks of investing in securities in emerging countries include: (i) less social, political and economic stability; (ii) the smaller size of the markets for such securities and lower volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict the Financial Services Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which may be represented by the securities purchased by the Financial Services Fund. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by the Financial Services Fund will not also be expropriated, nationalized, or otherwise confiscated at some time in the future. If such confiscation were to occur, the Financial Services Fund could lose a substantial portion or all of its investments in such countries. The Financial Services Fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.

Certain countries in which the Financial Services Fund may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Financial Services Fund’s investment in those countries.

Settlement mechanisms in emerging market securities may be less efficient and reliable than in more developed markets. In such emerging securities markets there may be delays and failures in share registration and delivery.

Investing in emerging markets involves risks relating to potential political and economic instability within such markets and the risks of expropriation, nationalization, confiscation of assets and property, the imposition of restrictions on foreign investments and the repatriation of capital invested. In addition, it may be difficult for the Financial Services Fund to pursue claims against a foreign issuer in the courts of a foreign country.

Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging markets. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely and significantly by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

While some emerging market countries have sought to develop a number of corrective mechanisms to reduce inflation or mitigate its effects, inflation may continue to have significant effects both on emerging market economies and their securities markets. In addition, many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar and major devaluations have occurred in certain countries.

Because of the high levels of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports, which are a major source of foreign exchange earnings.

To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange. Repatriation is ultimately dependent on the ability of the Financial Services Fund to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the availability of such U.S. dollars through those channels and, if available, upon the willingness of those channels to allocate those U.S. dollars to the Financial Services Fund. The Financial Services Fund’s ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange. If the Financial Services Fund is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other governmental entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, the Financial Services Fund’s ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price which may be required to be paid for in U.S. dollars.

Many emerging market countries have little experience with the corporate form of business organization and may not have well-developed corporation and business laws or concepts of fiduciary duty in the business context.

The securities markets of emerging markets are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited. Investing in the securities of companies in emerging markets may entail special risks relating to the potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, the Financial Services Fund could lose its entire investment in any such country.

Some emerging markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Financial Services Fund to make intended securities purchases due to settlement problems could cause the Financial Services Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Financial Services Fund due to subsequent declines in the value of the portfolio security or, if the Financial Services Fund has entered into a contract to sell the security, in possible liability to the purchaser.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Financial Services Fund’s portfolio securities in such markets may not be readily available. Section 22(e) of the 1940 Act permits a registered investment company to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, if the Financial Services Fund believes that appropriate circumstances warrant, it will promptly apply to the SEC for a determination that an emergency exists within the meaning of Section 22(a) of the 1940 Act. During the period commencing from the Financial Services Fund’s identification of such conditions until the date of SEC action, the portfolio securities in the affected markets will be valued at fair value as determined in good faith by or under the direction of the Board.

Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the risks associated with emerging market investing (and the costs associated with hedging transactions) makes it very difficult to hedge effectively against such risks.

Economic, Political and Social Factors. Certain non-U.S. countries, including emerging markets, may be subject to a greater degree of economic, political and social instability. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for the Financial Services Fund to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the Financial Services Fund could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the Financial Services Fund’s investment in those markets and may increase the expenses of the Financial Services Fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the Financial Services Fund’s operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade. Whether or not the Financial Services Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, financial and other difficulties, the value and liquidity of the Financial Services Fund’s investments may be negatively affected by the conditions in the countries experiencing the difficulties.

Sovereign Government and Supranational Debt. The Financial Services Fund may invest in all types of debt securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or debt securities issued by supranational entities such as the World Bank. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on disbursements or assistance from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. Some sovereign debtors have rescheduled their debt payments, declared moratoria on payments or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Europe — Recent Events. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not the Financial Services Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Financial Services Fund’s investments.

Money Market Instruments. The Financial Services Fund may invest, for temporary defensive purposes, in short-term corporate and government money market instruments. Money market instruments in which the Financial Services Fund may invest include: U.S. government securities; certificates of deposit (“CDs”), time deposits (“TDs”) and bankers’ acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. The following is a more detailed description of such money market instruments.

CDs are short-term, negotiable obligations of commercial banks. TDs are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Recently enacted legislation will affect virtually every area of banking and financial regulation. The impact of the regulation is not yet fully known and may not be for some time. In addition, new regulations to be promulgated pursuant to the legislation could adversely affect the Financial Services Fund’s investments in money market instruments.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency (the “COTC”) and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the Financial Services Fund, depending upon the principal amount of CDs of each bank held by the Financial Services Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation.

Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and government regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank.

Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the COTC and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks the Adviser will carefully evaluate such investments on a case-by-case basis.

Investment in Other Investment Companies. The Financial Services Fund may invest up to 10% of its assets in the securities of other investment companies, which can include open-end Funds, closed-end Funds and unit investment trusts, subject to the limits set forth in the 1940 Act that apply to those types of investments. Investments in other investment companies are subject to the risks of the securities in which those investment companies invest. In addition, to the extent the Financial Services Fund invests in securities of other investment companies, Financial Services Fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of the Financial Services Fund’s own operation. These costs include management, brokerage, shareholder servicing and other operational expenses.

The Financial Services Fund may invest in shares of mutual Funds or unit investment trusts that are traded on a stock exchange, called exchange-traded Funds (“ETFs”). Typically an ETF seeks to track the performance of an index, such as the S&P 500 Index, the NASDAQ-100 Index, the Barclays Treasury Bond Index or more narrow sector or foreign indexes, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give the Financial Services Fund exposure to the securities comprising the index on which the ETF is based.

Unlike shares of typical mutual Funds or unit investment trusts, shares of ETFs are designed to be traded throughout the trading day, bought and sold based on market prices rather than net asset value (“NAV”). Shares can trade at either a premium or discount to NAV. However, the portfolios held by index-based ETFs are publicly disclosed on each trading day, and an approximation of actual NAV is disseminated throughout the trading day. Because of this transparency, the trading prices of index-based ETFs tend to closely track the actual NAV of the underlying portfolios and the Financial Services Fund will generally gain or lose value depending on the performance of the index. However, gains or losses on the Financial Services Fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. In the future, as new products become available, the Financial Services Fund may invest in ETFs that are actively managed. Actively-managed ETFs will likely not have the transparency of index-based ETFs and, therefore, may be more likely to trade at a larger discount or premium to actual NAVs.

The Financial Services Fund may invest in closed-end Funds that hold securities of U.S. and/or non-U.S. issuers. Because shares of closed-end Funds trade on an exchange, investments in closed-end Funds may entail the additional risk that the discount from NAV could increase while the Financial Services Fund holds the shares.

Repurchase Agreements. The Financial Services Fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities (“repurchase agreements”). Under the terms of a typical repurchase agreement, the Financial Services Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Financial Services Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Financial Services Fund’s holding period. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. The financial institutions with which the Financial Services Fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. government securities that are on the Federal Reserve Bank of New York’s list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Adviser. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Financial Services Fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Financial Services Fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. The Adviser, acting under the supervision of the Board, reviews on an ongoing basis the value of the collateral and creditworthiness of those banks and dealers with which the Financial Services Fund enters into repurchase agreements to evaluate potential risks.

Pursuant to an exemptive order issued by the SEC, the Financial Services Fund, along with other affiliated entities managed by the Adviser or its affiliates, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Reverse Repurchase Agreements. The Financial Services Fund may enter into reverse repurchase agreements, which involve the sale of Financial Services Fund securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowings. Since the proceeds of borrowings under reverse repurchase agreements are invested, this would introduce the speculative factor known as “leverage.” The securities purchased with the Funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally, the effect of such a transaction is that the Financial Services Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the Financial Services Fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Financial Services Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Financial Services Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Financial Services Fund’s assets. The Financial Services Fund’s custodian bank will maintain a separate account for the Financial Services Fund with securities having a value equal to or greater than such commitment of the Financial Services Fund.

Securities Lending. Consistent with applicable regulatory requirements, the Financial Services Fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board. From time to time, the Financial Services Fund may pay to the borrower and/or a third party which is unaffiliated with the Financial Services Fund is acting as a “finder” a part of the interest earned from the investment of collateral received for securities loaned. Although the borrower will generally be required to make payments to the Financial Services Fund in lieu of any dividends the Financial Services Fund would have otherwise received had it not loaned the shares to the borrower, such payments will not be treated as “qualified dividend income” for purposes of determining what portion of the Financial Services Fund’s regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see “Taxes” below).

Requirements of the SEC, which may be subject to future modification, currently provide that the following conditions must be met whenever the Financial Services Fund lends its portfolio securities: (a) the Financial Services Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the Financial Services Fund must be able to terminate the loan at any time; (d) the Financial Services Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the Financial Services Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower. However, if a material event adversely affecting the investment in the loaned securities occurs, the Financial Services Fund must terminate the loan and regain the right to vote the securities.

The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. The Financial Services Fund could also lose money if its short-term investment of the cash collateral declines in value over the period of the loan. Loans will be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Restricted and Illiquid Securities. Up to 15% of the net assets of the Financial Services Fund may be invested in illiquid securities. An illiquid security is any security that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Financial Services Fund has valued the security. Illiquid securities may include (a) repurchase agreements with maturities greater than seven days; (b) futures contracts and options thereon for which a liquid secondary market does not exist; (c) TDs maturing in more than seven calendar days; (d) securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets; and (e) securities of new and early stage companies whose securities are not publicly traded.

Under SEC regulations, certain securities acquired through private placements can be traded freely among qualified purchasers. The SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under these regulations is “liquid.” The Financial Services Fund intends to rely on these regulations, to the extent appropriate, to deem specific securities acquired through private placements as “liquid.” The Board has delegated to the Adviser the responsibility for determining whether a particular security eligible for trading under these regulations is “liquid.” Investing in these restricted securities could have the effect of increasing the Financial Services Fund’s illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.

Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. Restricted securities may be sold only (1) pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) (such securities are referred to herein as “Rule 144A securities”), or another exemption; (2) in privately negotiated transactions; or (3) in public offerings with respect to which a registration statement is in effect under the 1933 Act. Rule 144A securities, although not registered in the United States, may be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. As noted above, the Adviser, acting pursuant to guidelines established by the Board, may determine that some Rule 144A securities are liquid for purposes of limitations on the amount of illiquid investments the Financial Services Fund may own. Where registration is required, the Financial Services Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Financial Services Fund is able to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Financial Services Fund might obtain a less favorable price than expected when it decided to sell.

Illiquid securities may be difficult to value and the Financial Services Fund may have difficulty disposing of such securities promptly. Judgment plays a greater role in valuing illiquid investments than those securities for which a more active market exists. The Financial Services Fund does not consider non-U.S. securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the United States.

To the extent required by applicable law and SEC guidance, no securities for which there is not a readily available market will be acquired by the Financial Services Fund if such acquisition would cause the aggregate value of illiquid securities to exceed 15% of the Financial Services Fund’s net assets.

Defensive Investing. The Financial Services Fund’s 80% investment policy will not be applicable during periods when the Financial Services Fund pursues a temporary defensive strategy, as discussed in the Prospectus. The Financial Services Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments, short-term debt securities or cash without regard to any percentage limitations. If the Financial Services Fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Derivatives.

General. The Financial Services Fund may invest in certain derivative instruments (also called “Financial Instruments”), discussed below, to attempt to hedge its investments, among other things, as described in the Prospectus. The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”). In addition, the Financial Services Fund’s ability to use Financial Instruments may be limited by tax considerations. In addition to the instruments, strategies and risks described below, the Adviser expects that additional opportunities in connection with Financial Instruments and other similar or related techniques may become available. These new opportunities may become available as the Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Adviser may utilize these opportunities to the extent that they are consistent with the Financial Services Fund’s investment objective and are permitted by its investment limitations and applicable regulatory authorities. The Financial Services Fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed.

Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulations are not yet fully known and may not be for some time. Any new regulations could adversely affect the value, availability and performance of Financial Instruments, may make them more costly, and may limit or restrict their use by the Financial Services Fund.

Each Financial Instrument purchased for the Financial Services Fund is reviewed and analyzed by the Adviser to assess the risk and reward of each such instrument in relation to the Financial Services Fund’s investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument’s ability to provide value to the Financial Services Fund.

Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Financial Services Fund’s portfolio. In a short hedge, the Financial Services Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Financial Services Fund intends to acquire. In a long hedge, the Financial Services Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Financial Services Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Financial Services Fund owns. Rather, it relates to a security that the Financial Services Fund intends to acquire. If the Financial Services Fund does not complete the hedge by purchasing the security as anticipated, the effect on the Financial Services Fund’s portfolio is the same as if the transaction were entered into for speculative purposes.

Financial Instruments on securities may be used to attempt to hedge against price movements in one or more particular securities positions that the Financial Services Fund owns or intends to acquire. Financial Instruments on indexes, in contrast, may be used to attempt to hedge against price movements in market sectors in which the Financial Services Fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of the Financial Services Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

(1) Successful use of most Financial Instruments depends upon the Adviser’s ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed and use of Financial Instruments could result in a loss, regardless of whether the intent was to enhance returns or manage risk.

(2) When Financial Instruments are used for hedging purposes, the historical correlation between price movements of a Financial Instrument and price movements of the investments being hedged might change so as to make the hedge less effective or unsuccessful. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a change in correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indexes will depend on the degree to which correlation between price movements in the index and price movements in the securities being hedged can be accurately predicted.

Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Financial Services Fund’s current or anticipated investments exactly. The Financial Services Fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves the risk that the options or futures position will not track the performance of the Financial Services Fund’s other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Financial Services Fund’s investments well. Options and futures prices are affected by factors that may not affect security prices the same way, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract.

Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures are traded as compared to securities or from the imposition of daily price fluctuation limits or trading halts. The Financial Services Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Financial Services Fund’s options or futures positions have a low correlation with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

(3) If successful, the hedging strategies discussed above can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Financial Services Fund entered into a short hedge because its Adviser projected a decline in the price of a security in the Financial Services Fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Financial Services Fund could suffer a loss. In either such case, the Financial Services Fund would have been in a better position had it not attempted to hedge at all.

(4) The Financial Services Fund might be required to maintain segregated assets as “cover” or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the Financial Services Fund was unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Financial Services Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Financial Services Fund sell a portfolio security at a disadvantageous time.

(5) The Financial Services Fund may be subject to the risk that the other party to a Financial Instrument (the “counterparty”) will not be able to honor its financial obligation to the Financial Services Fund.

(6) Many Financial Instruments are traded in institutional markets rather than on an exchange. Nevertheless, many Financial Instruments are actively traded and can be priced with as much accuracy as conventional securities. Financial Instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as the Financial Services Fund are not readily marketable and are subject to the Financial Services Fund’s restrictions on illiquid investments.

The Financial Services Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Financial Services Fund.

Options, Futures and Currency Strategies. The Financial Services Fund may, but is not required to, use forward currency contracts and certain options and futures strategies to attempt to hedge its portfolio, i.e., hedge against the economic impact of adverse changes in the market value of its securities because of changes in stock market prices, currency exchange rates or interest rates, to settle transactions quoted in foreign currencies, as a substitute for buying or selling securities or as a cash flow management technique. There can be no assurance that such efforts will succeed.

To attempt to hedge against adverse movements in exchange rates between currencies, the Financial Services Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Financial Services Fund may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. For example, when the Adviser anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which the currency exchange transaction related to the purchase or sale will be made (“transaction hedging”). Further, when the Adviser believes that a particular currency may decline compared to the U.S. dollar or another currency, the Financial Services Fund may enter into a forward currency contract to sell the currency the Adviser expects to decline in an amount approximating the value of some or all of the Financial Services Fund’s securities denominated in that currency. When the Adviser believes that one currency may decline against a currency in which some or all of the portfolio securities held by the Financial Services Fund are denominated, it may enter into a forward contract to buy the currency expected to appreciate for a fixed amount (“position hedging”). In this situation, the Financial Services Fund may, in the alternative, enter into a forward currency contract to sell a different currency for a fixed amount of the currency expected to decline where the Adviser believes that the value of the currency to be sold pursuant to the forward currency contract will fall whenever there is a decline in the value of the currency in which portfolio securities of the Financial Services Fund are denominated (“cross hedging”). The Financial Services Fund’s custodian places cash or other liquid assets in a separate account of the Financial Services Fund having a value equal to the aggregate amount of the Financial Services Fund’s commitments under forward currency contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in a separate account declines, additional cash or securities are placed in the account on a daily basis so that the value of the account will equal the amount of the Financial Services Fund’s commitments with respect to such contracts.

For hedging purposes, the Financial Services Fund may write covered call options and purchase put and call options on currencies to hedge against movements in exchange rates and on securities to hedge against the risk of fluctuations in the prices of securities held by the Financial Services Fund or which the Adviser intends to include in its portfolio.

The Financial Services Fund also may use interest rate futures contracts and options thereon to hedge against changes in the general level in interest rates and on stock index futures and options thereon to hedge against fluctuations in the value of securities.

The Financial Services Fund may write call options on securities and currencies only if they are covered, and such options must remain covered so long as the Financial Services Fund is obligated as a writer. A call option written by the Financial Services Fund is “covered” if the Financial Services Fund owns the securities or currency underlying the option or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Financial Services Fund’s custodian) upon conversion or exchange of other securities or currencies held in its portfolio. A written call option is also covered if the Financial Services Fund holds on a share-for-share basis a purchased call on the same security or holds a call on the same currency as the call written where the exercise price of the call held is equal to less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Financial Services Fund in cash or other liquid assets.

The use of forward currency contracts, options and futures involves certain investment risks and transaction costs to which the Financial Services Fund might not otherwise be subject. These risks include: dependence on the Adviser’s ability to predict movements in the prices of individual securities, fluctuations in the general equity and fixed-income markets and movements in interest rates and currency markets; imperfect correlation between movements in the price of currency, options, futures contracts or options thereon and movements in the price of the currency or security hedged or used for cover; the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which the Financial Services Fund invests; the lack of assurance that a liquid market will exist for any particular option, futures contract or options thereon at any particular time; and the possible need to defer or accelerate closing out certain options, futures contracts and options thereon in order to continue to qualify for the beneficial tax treatment afforded “regulated investment companies” under the Internal Revenue Code of 1986, as amended (the “Code”).

Over-the-counter options in which the Financial Services Fund may invest differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Financial Services Fund may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options.

Futures Contracts and Options on Futures Contracts. The Financial Services Fund may invest in stock index futures contracts and options on futures contracts that are traded on a domestic exchange or board of trade.

The purpose of entering into a futures contract is to protect the Financial Services Fund from fluctuations in the value of securities without actually buying or selling the securities. For example, in the case of stock index futures contracts, if the Financial Services Fund anticipates an increase in the price of stocks that it intends to purchase at a later time, the Financial Services Fund could enter into contracts to purchase the stock index (known as taking a “long” position) as a temporary substitute for the purchase of stocks. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts increases and thereby serves as a hedge against the Financial Services Fund’s not participating in a market advance. The Financial Services Fund then may close out the futures contracts by entering into offsetting futures contracts to sell the stock index (known as taking a “short” position) as it purchases individual stocks. But by using futures contracts as an investment tool to reduce risk, given the greater liquidity in the futures market, it may be possible to accomplish the same result more easily and more quickly.

No consideration will be paid or received by the Financial Services Fund upon the purchase or sale of a futures contract. Initially, the Financial Services Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 2% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Financial Services Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” In addition, when the Financial Services Fund enters into a long position in a futures contract or an option on a futures contract, it must maintain an amount of cash or cash equivalents equal to the total market value of the underlying futures contract, less amounts held in the Financial Services Fund’s commodity brokerage account at its broker. At any time prior to the expiration of a futures contract, the Financial Services Fund may elect to close the position by taking an opposite position, which will operate to terminate the Financial Services Fund’s existing position in the contract.

Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange) and no secondary market exists for those contracts. In addition, although the Financial Services Fund intends to enter into futures contracts only if there is an active market for the contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the Financial Services Fund would be required to make daily cash payments of variation margin; in such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

Commodity Exchange Act Regulation. The Financial Services Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Financial Services Fund, from registration as a “commodity pool operator” with respect to the Financial Services Fund under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Financial Services Fund under the CEA. As a result, effective December 31, 2012, the Financial Services Fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the CFTC. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Financial Services Fund’s positions in such investments may not exceed 5% of the liquidation value of the Financial Services Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Financial Services Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Financial Services Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

Options on Securities. The Financial Services Fund may engage in the writing of covered call options. The Financial Services Fund may also purchase put options and enter into closing transactions.

The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums the Financial Services Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by the Financial Services Fund will normally have expiration dates between one and six months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively.

The Financial Services Fund may write (a) in-the-money call options when the Adviser expects the price of the underlying security to remain flat or decline moderately during the option period, (b) at-the-money call options when the Adviser expects the price of the underlying security to remain flat or advance moderately during the option period and (c) out-of-the-money call options when the Adviser expects that the price of the security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Writing out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments as such call options are used in equivalent transactions.

So long as the obligation of the Financial Services Fund as the writer of an option continues, the Financial Services Fund may be assigned an exercise notice by the broker/dealer through which the option was sold, requiring it to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Financial Services Fund effects a closing purchase transaction. The Financial Services Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the Financial Services Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (“OCC”) or similar clearing corporation and the securities exchange on which the option is written.

An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. The Financial Services Fund expects to write options only on national securities exchanges or in the over-the-counter market. The Financial Services Fund may purchase put options issued by the OCC or in the over-the-counter market.

The Financial Services Fund may realize a profit or loss upon entering into a closing transaction. In cases in which the Financial Services Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the Financial Services Fund has purchased an option and engages in a closing sale transaction, whether it recognizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Financial Services Fund initially paid for the original option plus the related transaction costs.

Although the Financial Services Fund generally will purchase or write only those options for which the Adviser believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist or may cease to exist. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the OCC and national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Financial Services Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Financial Services Fund and other clients of the manager or Adviser and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions.

In the case of options written by the Financial Services Fund that are deemed covered by virtue of the Financial Services Fund’s holding convertible or exchangeable preferred stock, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Financial Services Fund has written options may exceed the time within which the Financial Services Fund must make delivery in accordance with an exercise notice. In these instances, the Financial Services Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Financial Services Fund will not bear any market risk because the Financial Services Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the Financial Services Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Although the Adviser will attempt to take appropriate measures to minimize the risks relating to the Financial Services Fund’s writing of call options and purchasing of put and call options, there can be no assurance that the Financial Services Fund will succeed in its option-writing program.

Stock Index Options. The Financial Services Fund may purchase put and call options and write call options on domestic stock indexes listed on domestic exchanges for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange (the “NYSE”) Composite Index or the Canadian Market Portfolio Index, or a narrower market or industry index such as the S&P 100 Index, the NYSE Arca Oil Index or the NYSE Arca Computer Technology Index.

Options on stock indexes are generally similar to options on stock except for the delivery requirements. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the Financial Services Fund being hedged correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Financial Services Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Financial Services Fund of options on stock indexes will be subject to the Adviser’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Swaps. As one way of managing its exposure to different types of investments, the Financial Services Fund may enter into interest rate swaps and currency swaps. In a typical interest rate swap, the Financial Services Fund and a counterparty exchange their right to receive or their obligation to pay interest on a security. For example, one party may agree to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same notional amount, for a specified period of time. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well.

Swap agreements will tend to shift the Financial Services Fund’s investment exposure from one type of investment to another. For example, if the Financial Services Fund agreed to exchange payments in U.S. dollars for payments in a foreign currency, the swap agreement would tend to decrease the Financial Services Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Financial Services Fund’s investments and its share price and yield.

Swap agreements are sophisticated risk management instruments that typically require a small cash investment relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Financial Services Fund’s performance. Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Financial Services Fund under a swap agreement will be greater than the payments it received. Swap agreements are subject to credit risks related to the counterparty’s ability to perform, and may decline in value if the counterparty’s creditworthiness deteriorates. The creditworthiness of firms with which the Financial Services Fund enters into swaps will be monitored by the Adviser. If a firm’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the Financial Services Fund will have contractual remedies pursuant to the agreements related to the transaction. The Financial Services Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. The Financial Services Fund will maintain in a segregated account cash or liquid assets equal to the net amount, if any, of the excess of the Financial Services Fund’s obligations over its entitlements with respect to a swap transaction.

Mortgage-Backed Securities and Asset-Backed Securities. As the Financial Services Fund may invest in mortgage-backed securities (“MBS”), including those that are issued by private issuers, it may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or “SPVs”) and other entities that acquire and package mortgage loans for resale as MBS. Unlike MBS issued or guaranteed by the U.S. government or one of its sponsored entities, MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve Funds” (in which case cash or investments, sometimes Funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceed that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

If the Financial Services Fund purchases subordinated MBS, the subordinated MBS may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the Financial Services Fund’s securities. Therefore, if there are defaults on the underlying mortgage loans, the Financial Services Fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss.

Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in the Financial Services Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Since the Financial Services Fund may also purchase asset-backed securities (“ABS”), it may be subject to many of the same characteristics and risks as the MBS described above, except that ABS may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

Commercial Paper. The Financial Services Fund may purchase commercial paper, including asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge Funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to the Financial Services Fund in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and the Financial Services Fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP commercial paper deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A Financial Services Fund purchasing these subordinated notes will, therefore, have a higher likelihood of loss than investors in the senior notes.

The Financial Services Fund may also invest in other types of fixed income securities that are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

The Financial Services Fund’s compliance with its investment restrictions and limitations is usually determined at the time of investment. If the credit rating on a security is downgraded or the credit quality deteriorates after purchase by the Financial Services Fund, or if the maturity of a security is extended after purchase by the Financial Services Fund, the Adviser will decide whether the security should be held or sold. Certain mortgage- or asset-backed securities may provide, upon the occurrence of certain triggering events or defaults, for the investors to become the holders of the underlying assets. In that case the Financial Services Fund may become the holder of securities that it could not otherwise purchase, based on its investment strategies or its investment restrictions and limitations, at a time when such securities may be difficult to dispose of because of adverse market conditions.

[●] FINANCIAL SERVICES FUND - INVESTMENT POLICIES

The Financial Services Fund has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. fundamental investment policies of the Financial Services Fund may not be changed without the vote of a majority of the outstanding shares of the Financial Services Fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting power of the Financial Services Fund present at a shareholder meeting, if the holders of more than 50% of the voting power of the Financial Services Fund are present in person or represented by proxy, or (b) more than 50% of the voting power of the Financial Services Fund. The Board may change non-fundamental investment policies at any time.

If any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Fundamental Investment Policies

The Financial Services Fund’s fundamental investment policies are as follows:

(1) The Financial Services Fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(2) The Financial Services Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(3) The Financial Services Fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(4) The Financial Services Fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(5) The Financial Services Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(6) The Financial Services Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(7) The Financial Services Fund will not purchase or sell the securities of any issuer, if, as a result of such purchase or sale, less than 25% of the assets of the Financial Services Fund would be invested in the securities of issuers principally engaged in the business activities having the specific characteristics denoted by the Financial Services Fund.

With respect to a fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits the Financial Services Fund to borrow money in amounts of up to one-third of the Financial Services Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Financial Services Fund’s total assets from banks or other lenders for temporary purposes. (The Financial Services Fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires the Financial Services Fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the Financial Services Fund’s asset coverage falls below 300%, the Financial Services Fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the Financial Services Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the Financial Services Fund’s shares to be more volatile than if the Financial Services Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Financial Services Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Financial Services Fund may have to sell securities at a time and at a price that is unfavorable to the Financial Services Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Financial Services Fund’s net investment income in any given period. Currently, the Financial Services Fund has no intention of borrowing money for leverage. The policy in (1) above will be interpreted to permit the Financial Services Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to a fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit the Financial Services Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits the Financial Services Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Financial Services Fund’s underwriting commitments, when added to the value of the Financial Services Fund’s investments in issuers where the Financial Services Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A Fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause the Financial Services Fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the Financial Services Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Financial Services Fund may be considered to be an underwriter under the 1933 Act.

With respect to a fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit the Financial Services Fund from making loans; however, SEC staff interpretations currently prohibit Funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to the Financial Services Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Financial Services Fund’s Adviser believes the income justifies the attendant risks. The Financial Services Fund also will be permitted by this policy to make loans of money, including to other Funds. The Financial Services Fund would have to obtain exemptive relief from the SEC to make loans to other Funds. The policy in (3) above will be interpreted not to prevent the Financial Services Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to a fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as Fund obligations that have a priority over a Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits the Financial Services Fund from issuing senior securities, except that the Financial Services Fund may borrow money in amounts of up to one-third of the Financial Services Fund’s total assets from banks for any purpose. The Financial Services Fund may also borrow up to 5% of the Financial Services Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by the Financial Services Fund can increase the speculative character of the Financial Services Fund’s outstanding shares through leveraging. Leveraging of the Financial Services Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Financial Services Fund’s net assets remain the same, the total risk to investors is increased to the extent of the Financial Services Fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to a fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit the Financial Services Fund from owning real estate; however, the Financial Services Fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits the Financial Services Fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent the Financial Services Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to a fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit the Financial Services Fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, the Financial Services Fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits the Financial Services Fund’s purchases of illiquid securities to 15% of net assets. If the Financial Services Fund was to invest in a physical commodity or a physical commodity-related instrument, the Financial Services Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There may also be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange-traded Funds that invest in physical and/or financial commodities.

With respect to a fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a Fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A Fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a Fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to the Financial Services Fund as to how to classify issuers within or among industries.

The Financial Services Fund’s fundamental policies will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

[●] Financial Services Fund - Non-Fundamental Investment Policies

The Financial Services Fund’s non-fundamental investment policies are as follows:

(1) The Financial Services Fund may not invest in other registered open-end management investment companies and registered unit investment trusts in reliance upon the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act. The foregoing investment policy does not restrict the Financial Services Fund from (i) acquiring securities of other registered investment companies in connection with a merger, consolidation, reorganization, or acquisition of assets, or (ii) purchasing the securities of registered investment companies, to the extent otherwise permissible under Section 12(d)(1) of the 1940 Act.

(2) The Financial Services Fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

Diversification

The Financial Services Fund is currently classified as a non-diversified Fund under the 1940 Act, which means the Financial Services Fund is not limited by the 1940 Act in the proportion of its assets it may invest in the securities of a single issuer. A diversified Fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of a Fund’s total assets would be invested in securities of that issuer or (b) the Financial Services Fund would hold more than 10% of the outstanding voting securities of that issuer. A non-diversified Fund is not subject to these limitations. Therefore, a non-diversified Fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than a diversified Fund. In this regard, the Financial Services Fund is subject to a greater risk than a diversified Fund because the Financial Services Fund may be subject to greater volatility with respect to its portfolio securities than Funds that are more broadly diversified. The Financial Services Fund intends to conduct its operations, however, so as to qualify as a “regulated investment company” (“RIC”) for purposes of the Code, which will relieve the Financial Services Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. To qualify as a RIC, a Fund will, among other things, limit its investments so that, at the close of each quarter of the taxable year (a) not more than 25% of the market value of the Financial Services Fund’s total assets will be invested in the securities of a single issuer and (b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Financial Services Fund will not own more than 10% of the outstanding voting securities of a single issuer.

Portfolio Turnover

For reporting purposes, the Financial Services Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Financial Services Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Financial Services Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year.

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by the Financial Services Fund. To the extent the portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through individual retirement accounts (“IRAs”) and other retirement plans which are not taxed currently on accumulations in their accounts).

Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

For the fiscal years ended March 31, 2013 and March 31, 2014, the Financial Services Fund’s predecessor fund’s portfolio turnover rates were as follows:

Portfolio Turnover Rates
2013 (%)	2014 (%)
14	14

[●] SOCIALLY RESPONSIVE BALANCED FUND INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The Socially Responsive Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end, diversified management investment company.

The Socially Responsive Fund’s Prospectus discusses the Fund’s investment objective and policies. The following discussion supplements the description of the Socially Responsive Fund’s investment policies in its Prospectus.

Investment Objective and Principal Investment Strategies

The Socially Responsive Fund seeks to provide high total return consisting of capital appreciation and current income.

The Socially Responsive Fund invests primarily in common stocks and other equity securities of U.S. companies. The Socially Responsive Fund targets a 30% investment (normally between 25% and 35%) in fixed income securities, which are primarily investment grade and may be of any maturity. The Socially Responsive Fund may also invest a portion of its assets in equity and debt securities of foreign issuers. The Socially Responsive Fund emphasizes companies that offer both attractive investment opportunities and demonstrate a positive awareness of their impact on the society in which they operate, relative to other companies in their industries.

There is no guarantee that the Socially Responsive Fund will achieve its investment objective.

[●] SOCIALLY RESPONSIVE BALANCED FUND INVESTMENT PRACTICES AND RISK FACTORS

The Socially Responsive Fund’s principal investment strategies are described above. The following provides additional information about these principal strategies and describes other investment strategies and practices that may be used by the Socially Responsive Fund, which all involve risks of varying degrees.

Socially Responsive Criteria

The portfolio managers believe that there is a direct correlation between companies that demonstrate an acute awareness of their impact on the society within which they operate and companies that offer attractive long-term investment potential. The portfolio managers believe that addressing social issues in a positive manner can translate into sound business. For example, by ensuring a product or service does not negatively impact the environment, a company can avoid costly litigation and clean-up costs; by maintaining positive standards for the workplace and a diverse employee population, a company can better ensure access to quality management talent and improved productivity; and by becoming more involved in the community, a company can enhance its consumer franchise. The portfolio managers also believe that top quality management teams that successfully balance their companies’ business interests with their social influences can gain long-term competitive advantages, which may result in increased shareholder value and, therefore, make the company’s shares a better investment. The Socially Responsive Fund is designed to consider both financial and social criteria in all of its investment decisions.

The portfolio managers consider whether, relative to other companies in an industry, a company that meets these investment criteria is also sensitive to social issues related to its products, services, or methods of doing business.

Social factors considered include:

●	Fair and reasonable employment practices

●	Contributions to the general well-being of the citizens of its host communities and countries and respect for human rights

●
Efforts and strategies to minimize the negative impact of business activities and to preserve the earth’s ecological heritage with those environmental policies, practices and procedures that are currently acceptable, or are exhibiting improvement

●	Avoidance of investments in companies that:

	●	Manufacture nuclear weapons or other weapons of mass destruction

	●	Derive more than 5% of their revenue from the production of non-nuclear weaponry

	●	Derive more than 5% of their revenue from the production or sales of tobacco

These portfolio restrictions are based on the belief that a company will benefit from its Socially Responsive strategy by enabling it to better position itself in developing business opportunities while avoiding liabilities that may be incurred when a product or service is determined to have a negative social impact. These companies should be better prepared to respond to external demands and ensure that over the longer term they will be able to provide a positive return to both investors and society as a whole.

The portfolio managers use their best efforts to assess a company’s social performance. This analysis is based on present activities, and does not preclude companies solely because of past activities. The portfolio managers monitor the social progress or deterioration of each company in which the Socially Responsive Fund invests. The Trustees monitor the Socially Responsive criteria used by the Socially Responsive Fund, and the portfolio managers may, upon approval of the Trustees, change the criteria used to rate the social performance of an issuer without prior notice or approval by shareholders.

While the application of the Socially Responsive Fund’s Socially Responsive criteria may preclude some companies with strong earnings and growth potential, the portfolio managers believe that there are sufficient investment opportunities among those companies that satisfy the Socially Responsive criteria to meet the Socially Responsive Fund’s investment objective.

Equity Securities

General. Investors should realize that risk of loss is inherent in the ownership of any securities and that the net asset value (“NAV”) of the Socially Responsive Fund will fluctuate, reflecting fluctuations in the market value of its portfolio positions.

Common Stocks. The Socially Responsive Fund may purchase common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Common stocks include securities issued by limited partnerships, limited liability companies, business trusts and companies organized outside the United States.

Convertible Securities. The Socially Responsive Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield of nonconvertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in a corporation’s capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the ultimate conversion or exchange value.

Convertible securities are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed income securities. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features.

Preferred Stock. The Socially Responsive Fund may invest in preferred stocks. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets, but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Holders of preferred stock may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Generally, under normal circumstances, preferred stock does not carry voting rights. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Warrants. The Socially Responsive Fund may invest in warrants, which provide the Socially Responsive Fund with the right to purchase other securities of the issuer at a later date. The Socially Responsive Fund has undertaken that its investment in warrants, valued at the lower of cost or market, will not exceed 5% of the value of its net assets and not more than 2% of such assets will be invested in warrants which are not listed on the New York Stock Exchange (the “NYSE”). Warrants acquired by the Socially Responsive Fund in units or attached to securities will be deemed to be without value for purposes of this restriction.

Warrants are subject to the same market risks as stocks, but may be more volatile in price. Because investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, warrants involve leverage and are considered speculative investments. At the time of issuance of a warrant, the cost is generally substantially less than the cost of the underlying security itself, and therefore, the investor is able to gain exposure to the underlying security with a relatively low capital investment. Price movements in the underlying security are generally magnified in the price movements of the warrant, although changes in the market value of the warrant may not necessarily correlate to the prices of the underlying security. The Socially Responsive Fund’s investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

Real Estate Investment Trusts. The Socially Responsive Fund may invest without limitation in shares of real estate investment trusts (“REITs”), which are pooled investment vehicles that invest in real estate or real estate loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage (hybrid) REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. A mortgage REIT can make construction, development or long-term mortgage loans, which are sensitive to the credit quality of the borrower. Hybrid REITs combine the characteristics of both equity and mortgage trusts, generally by holding both ownership interests and mortgage interests in real estate. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs. Like mutual Funds, REITs have expenses, including advisory and administration fees paid by REIT shareholders and, as a result, an investor is subject to a duplicate level of fees if the Socially Responsive Fund invests in REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees and borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to industry related risks.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed income obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans (the interest rates on which are reset periodically) yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, the possibility of failing to qualify for the ability to avoid tax by satisfying distribution requirements under the Code, and failing to maintain exemption from the 1940 Act. Also, the Socially Responsive Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Socially Responsive Fund invests. REITs are also sensitive to factors such as changes in real estate values and property taxes, interest rates, overbuilding and creditworthiness of the issuer.

Investment in Other Investment Company Securities. The Socially Responsive Fund may invest in the securities of other investment companies, which can include open-end Funds, closed-end Funds and unregistered investment companies, subject to the limits set forth in the 1940 Act that apply to these types of investments. Investments in other investment companies are subject to the risks of the securities in which those investment companies invest. In addition, to the extent the Socially Responsive Fund invests in securities of other investment companies, Socially Responsive Fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of the Socially Responsive Fund’s own operation. These costs include management, brokerage, shareholder servicing and other operational expenses.

The Socially Responsive Fund may invest in shares of mutual Funds or unit investment trusts that are traded on a stock exchange, called exchange-traded Funds (“ETFs”). Typically, an ETF seeks to track the performance of an index, such as the S&P 500® Index, the NASDAQ-100 Index, the Barclays Treasury Bond Index, or more narrow sector or foreign indexes, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give the Socially Responsive Fund exposure to the securities comprising the index on which the ETF is based.

Unlike shares of typical mutual Funds or unit investment trusts, shares of ETFs are designed to be traded throughout the trading day, bought and sold based on market prices rather than NAV. Shares can trade at either a premium or discount to NAV. However, the portfolios held by index-based ETFs are publicly disclosed on each trading day, and an approximation of actual NAV is disseminated throughout the trading day. Because of this transparency, the trading prices of index-based ETFs tend to closely track the actual NAV of the underlying portfolios and the Socially Responsive Fund will generally gain or lose value depending on the performance of the index. However, gains or losses on the Socially Responsive Fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. In the future, as new products become available, the Socially Responsive Fund may invest in ETFs that are actively managed. Actively managed ETFs will likely not have the transparency of index-based ETFs and, therefore, may be more likely to trade at a larger discount or premium to actual NAVs.

The Socially Responsive Fund may invest in closed-end Funds, which hold securities of U.S. and/or non-U.S. issuers. Because shares of closed-end Funds trade on an exchange, investments in closed-end Funds may entail the additional risk that the discount from NAV could increase while the Socially Responsive Fund holds the shares.

Fixed Income Securities

Issuer Risk. The value of fixed income securities issued by corporations may decline for a number of reasons which directly relate to the issuer such as management performance, financial leverage or reduced demand for the issuer’s goods and services.

Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security’s market value will differ depending upon the security’s duration, the issuer and the type of instrument.

Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing the Socially Responsive Fund to sustain losses on such investments. A default could impact both interest and principal payments.

Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and the Socially Responsive Fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and the Socially Responsive Fund will suffer from the inability to invest in higher yield securities.

Below Investment Grade Fixed Income Securities. A description of the ratings used by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc. (“S&P”) is set forth in Appendix A. Securities which are rated BBB by S&P or Baa by Moody’s are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. Securities rated below BBB by S&P or Baa by Moody’s are considered to have speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Because high yield bonds have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of high yield bonds may exercise redemption or call provisions, which may force the Socially Responsive Fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return.

Investment Grade Categories. Fixed income securities rated in the highest four ratings categories for long-term debt by a Nationally Recognized Statistical Rating Organization (“NRSRO”) are considered “investment grade.” Obligations rated in the lowest of the top four ratings (e.g., BBB by S&P or Baa by Moody’s) are considered to have some speculative characteristics. Unrated securities will be considered to be investment grade if deemed by the Adviser to be comparable in quality to instruments so rated, or if other outstanding obligations of the issuer of such securities are rated BBB/Baa or better.

Mortgage-Backed and Asset-Backed Securities. The Socially Responsive Fund may purchase fixed or adjustable rate mortgage-backed securities (“MBS”) issued by the Government National Mortgage Association (“Ginnie Mae”), Fannie Mae (formally known as the Federal National Mortgage Association) or Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), and other asset-backed securities (“ABS”), including securities backed by automobile loans, equipment leases or credit card receivables. Ginnie Mae is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. The mortgage-backed securities guaranteed by Ginnie Mae are backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac are stockholder-owned companies chartered by Congress. Fannie Mae and Freddie Mac guarantee the securities they issue as to timely payment of principal and interest, but such guarantee is not backed by the full faith and credit of the United States. These securities directly or indirectly represent a participation in, or are secured by and payable from, fixed or adjustable rate mortgage or other loans which may be secured by real estate or other assets. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in the Socially Responsive Fund having to reinvest proceeds at a lower interest rate. The Socially Responsive Fund may also purchase collateralized mortgage obligations, which are a type of bond secured by an underlying pool of mortgages, or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations.

MBS may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. ABS represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgages, assets or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest. The Socially Responsive Fund may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Principal only and interest only instruments are subject to extension risk. For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets. Certain MBS or ABS may provide, upon the occurrence of certain triggering events or defaults, for the investors to become the holders of the underlying assets. In that case, the Socially Responsive Fund may become the holder of securities that it could not otherwise purchase, based on its investment strategies or its investment restrictions and limitations, at a time when such securities may be difficult to dispose of because of adverse market conditions.

Commercial banks, savings and loan institutions, mortgage bankers and other secondary market issuers, such as dealers, create pass-through pools of conventional residential mortgage loans. Such issuers also may be the originators of the underlying mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments with respect to such pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. The Socially Responsive Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the persons creating the pools, the Adviser determines that the securities are an appropriate investment for the Socially Responsive Fund.

When-Issued and Delayed Delivery Transactions. In order to secure yields or prices deemed advantageous at the time, the Socially Responsive Fund may purchase or sell securities on a when-issued or delayed-delivery basis. The Socially Responsive Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In when-issued or delayed-delivery transactions, delivery of the securities occurs beyond normal settlement periods, but no payment or delivery will be made by the Socially Responsive Fund prior to the actual delivery or payment by the other party to the transaction. The Socially Responsive Fund will not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. In entering into a when-issued or delayed-delivery transaction, the Socially Responsive Fund relies on the other party to consummate the transaction and may be disadvantaged if the other party fails to do so.

Purchasing such securities involves the risk of loss if the value of the securities declines prior to settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The Socially Responsive Fund will at all times maintain in a segregated account at its custodian cash or liquid assets equal to the amount of the Socially Responsive Fund’s when-issued or delayed-delivery commitments. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of such commitments by the Socially Responsive Fund. Placing securities rather than cash in the account may have a leveraging effect on the Socially Responsive Fund’s assets. That is, to the extent that the Socially Responsive Fund remains substantially fully invested in securities at the time that it has committed to purchase securities on a when-issued basis, there will be greater fluctuation in its NAV than if it had set aside cash to satisfy its purchase commitments. On the settlement date, the Socially Responsive Fund will meet its obligations from then available cash flow, the sale of securities held in the separate account, the sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued or delayed-delivery securities themselves (which may have a greater or lesser value than the Socially Responsive Fund’s payment obligations).

Other Fixed Income Securities. The Socially Responsive Fund may also invest in other types of fixed income securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

Credit Ratings. The Socially Responsive Fund’s compliance with its investment restrictions and limitations is usually determined at the time of investment. If the credit rating on a security is downgraded or the credit quality deteriorates after purchase by the Socially Responsive Fund, or if the maturity of a security is extended after purchase by the Socially Responsive Fund, the Adviser will decide whether the security should be held or sold. Certain MBS or ABS may provide, upon the occurrence of certain triggering events or defaults, for the investors to become the holders of the underlying assets. In that case, the Socially Responsive Fund may become the holder of securities that it could not otherwise purchase, based on its investment strategies or its investment restrictions and limitations, at a time when such securities may be difficult to dispose of because of adverse market conditions.

Zero Coupon Securities. The Socially Responsive Fund may invest in “zero coupon” securities. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. The values of these securities may be highly volatile as interest rates rise or fall. In addition, the Socially Responsive Fund’s investments in zero coupon securities will result in special tax consequences. Although zero coupon securities do not make interest payments, for tax purposes, a portion of the difference between a zero coupon security’s stated redemption price at maturity and its issue price is taxable income of the Socially Responsive Fund each year. The value of zero coupon bonds is subject to greater fluctuation in market value in response to changes in market interest rates than bonds of comparable maturity which pay interest currently. Zero coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds that pay interest currently. Even though such bonds do not pay current interest in cash, the Socially Responsive Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Accordingly, for the Socially Responsive Fund to continue to qualify for tax treatment as a regulated investment company and to avoid income and possibly excise tax, the Socially Responsive Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Socially Responsive Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Socially Responsive Fund will not be able to purchase additional income-producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result.

U.S. Government Securities. The Socially Responsive Fund may invest in U.S. government securities, which include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years) and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. government; (b) the right of the issuer to borrow an amount limited to specific line of credit from the U.S. government (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities (such as securities issued by Fannie Mae); or (d) only the credit of the instrumentality (such as securities issued by Freddie Mac). In the case of obligations not backed by the full faith and credit of the United States, the Socially Responsive Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. government itself in the event the agency or instrumentality does not meet its commitments. Therefore, the Socially Responsive Fund will invest in obligations issued by such an instrumentality only if the Socially Responsive Fund’s Adviser determines the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Socially Responsive Fund. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.

Short-Term Investments. When the portfolio managers believe that a defensive investment posture is warranted or when attractive investment opportunities do not exist, the Socially Responsive Fund may temporarily invest all or a portion of its assets in short-term money market instruments. The money market instruments in which the Socially Responsive Fund may invest are U.S. government securities, certificates of deposit (“CDs”), time deposits (“TDs”) and bankers’ acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and other banking institutions having total assets in excess of $500 million; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. To the extent the Socially Responsive Fund is investing in short-term investments as a temporary defensive posture, the Socially Responsive Fund’s investment objective may not be achieved. CDs are short-term negotiable obligations of commercial banks. TDs are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

Recently enacted legislation will affect virtually every area of banking and financial regulation. The impact of the regulation is not yet fully known and may not be for some time. In addition, new regulations to be promulgated pursuant to the legislation could adversely affect the Socially Responsive Fund’s investments in money market instruments.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency (the “COTC”) and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the Socially Responsive Fund, depending upon the principal amount of CDs of each bank held by the Socially Responsive Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation.

Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch or may be limited by the terms of a specific obligation and government regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank.

Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the COTC and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, the Adviser will carefully evaluate such investments on a case-by-case basis.

Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Socially Responsive Fund may invest in short-term debt obligations of issuers that at the time of purchase are rated A-2, A-1 or A-1+ by S&P or Prime-2 or Prime-1 by Moody’s or, if unrated, are issued by companies having an outstanding unsecured debt issue currently rated within the two highest ratings of S&P or Moody’s.

Variable Rate Demand Notes. The Socially Responsive Fund may invest in variable rate master demand notes, which typically are issued by large corporate borrowers providing for variable amounts of principal indebtedness and periodic adjustments in the interest rate according to the terms of the instrument. Variable rate demand notes are direct lending arrangements between the Socially Responsive Fund and an issuer, and are not normally traded in a secondary market. The Socially Responsive Fund, however, may demand payment of principal and accrued interest at any time. In addition, while variable rate demand notes generally are not rated, their issuers must satisfy the same criteria as those set forth above for issuers of commercial paper. The Adviser will consider the earning power, cash flow and other liquidity ratios of issuers of variable rate demand notes and continually will monitor their financial ability to meet payment on demand.

Derivatives

General. The Socially Responsive Fund may utilize a variety of transactions using derivatives, such as futures and options on securities or securities indexes and options on these futures and interest rate futures (collectively, “Financial Instruments”). The Socially Responsive Fund may use Financial Instruments as a hedging technique in an attempt to manage risk in the Socially Responsive Fund’s portfolio, as a substitute for buying or selling securities and as a cash flow management technique. The Socially Responsive Fund may choose not to make use of derivatives for a variety of reasons, and no assurance can be given that any derivatives strategy employed will be successful.

The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

The use of Financial Instruments may be limited by applicable law and any applicable regulations of the SEC, the Commodity Futures Trading Commission (the “CFTC”), or the exchanges on which some Financial Instruments may be traded. (Note, however, that some Financial Instruments that the Socially Responsive Fund may use may not be listed on any exchange and may not be regulated by the SEC or the CFTC.) In addition, the Socially Responsive Fund’s ability to use Financial Instruments may be limited by tax considerations.

In addition to the instruments and strategies discussed in this section, the Adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These opportunities may become available as the Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Adviser may utilize these opportunities and techniques to the extent that they are consistent with the Socially Responsive Fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from or in addition to those summarized herein.

This discussion is not intended to limit the Socially Responsive Fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the Socially Responsive Fund as broadly as possible. Statements concerning what the Socially Responsive Fund may do are not intended to limit any other activity. Also, as with any investment or investment technique, even when the Prospectus or this discussion indicates that the Socially Responsive Fund may engage in an activity, it may not actually do so for a variety of reasons, including cost considerations.

Summary of Certain Risks. The use of Financial Instruments involves special considerations and risks, certain of which are summarized below, and may result in losses to the Socially Responsive Fund. In general, the use of Financial Instruments may increase the volatility of the Socially Responsive Fund and may involve a small investment of cash relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to the Socially Responsive Fund. As noted above, there can be no assurance that any derivatives strategy will succeed.

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Financial Instruments are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to the Socially Responsive Fund’s interest. Many Financial Instruments are complex, and successful use of them depends in part upon the Adviser’s ability to forecast correctly future market trends and other financial or economic factors or the value of the underlying security, index, interest rate, currency or other instrument or measure. Even if the Adviser’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in unsuccessful transactions. Financial Instruments may behave in unexpected ways, especially in abnormal or volatile market conditions.

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The Socially Responsive Fund may be required to maintain assets as “cover,” maintain segregated accounts, post collateral or make margin payments when it takes positions in Financial Instruments. Assets that are segregated or used as cover, margin or collateral may be required to be in the form of cash or liquid securities, and typically may not be sold while the position in the Financial Instrument is open unless they are replaced with other appropriate assets. If markets move against the Socially Responsive Fund’s position, the Socially Responsive Fund may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent it from pursuing its investment objective. Assets that are segregated or used as cover, margin or collateral typically are invested, and these investments are subject to risk and may result in losses to the Socially Responsive Fund. These losses may be substantial, and may be in addition to losses incurred by using the Financial Instrument in question. If the Socially Responsive Fund is unable to close out its positions, it may be required to continue to maintain such assets or accounts or make such payments until the positions expire or mature, and the Socially Responsive Fund will continue to be subject to investment risk on the assets. In addition, the Socially Responsive Fund may not be able to recover the full amount of its margin from an intermediary if that intermediary were to experience financial difficulty. Segregation, cover, margin and collateral requirements may impair the Socially Responsive Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require the Socially Responsive Fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.

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The Socially Responsive Fund’s ability to close out or unwind a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or the Socially Responsive Fund is not successful in its negotiations, the Socially Responsive Fund may not be able to sell or unwind the derivative position at a particular time or at an anticipated price. This may also be the case if the counterparty to the Financial Instrument becomes insolvent. The Socially Responsive Fund may be required to make delivery of portfolio securities or other assets underlying a Financial Instrument in order to close out a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to close out the position. While the position remains open, the Socially Responsive Fund continues to be subject to investment risk on the Financial Instrument. The Socially Responsive Fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the Financial Instrument.

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Certain Financial Instruments transactions may have a leveraging effect on the Socially Responsive Fund, and adverse changes in the value of the underlying security, index, interest rate, currency or other instrument or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When the Socially Responsive Fund engages in transactions that have a leveraging effect, the value of the Socially Responsive Fund is likely to be more volatile and all other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than the Socially Responsive Fund would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.

●	Many Financial Instruments may be difficult to value, which may result in increased payment requirements to counterparties or a loss of value to the Socially Responsive Fund.

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Liquidity risk exists when a particular Financial Instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, the Socially Responsive Fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price. Certain Financial Instruments, including certain over-the-counter (“OTC”) options and swaps, may be considered illiquid and therefore subject to the Socially Responsive Fund’s limitation on illiquid investments.

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In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a Financial Instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in the Socially Responsive Fund incurring substantial losses and/or not achieving anticipated gains. Even if the strategy works as intended, the Socially Responsive Fund might have been in a better position had it not attempted to hedge at all.

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Financial Instruments used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio holdings or declines in the cost of securities or other assets to be acquired. In the event that the Socially Responsive Fund uses a Financial Instrument as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the Socially Responsive Fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the transaction itself.

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Certain Financial Instruments involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, the Socially Responsive Fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy.

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Financial Instruments involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. For Financial Instruments not guaranteed by an exchange or clearinghouse, the Socially Responsive Fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs or disagreements as to the meaning of contractual terms and litigation in enforcing those remedies.

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Certain Financial Instruments transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties or through financial institutions acting as market makers (“OTC derivatives”), rather than being traded on exchanges or in markets registered with the CFTC or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that either are required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, the Socially Responsive Fund bears the risk of default by its counterparty. In a cleared derivatives transaction, the Socially Responsive Fund is instead exposed to the risk of default of the clearinghouse and the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

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Financial Instruments transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of OTC derivatives transactions are also applicable to Financial Instruments used outside the United States. Financial Instruments used outside the United States also are subject to the risks affecting foreign securities, currencies and other instruments.

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Financial Instruments involving currency are subject to additional risks. Currency related transactions may be negatively affected by government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other transactions.

●	Use of Financial Instruments involves transaction costs, which may be significant. Use of Financial Instruments also may increase the amount of taxable income to shareholders.

The Socially Responsive Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Socially Responsive Fund.

Options on Securities. The Socially Responsive Fund may write covered call options and enter into closing transactions with respect thereto. The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. The size of the premiums the Socially Responsive Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by the Socially Responsive Fund will normally have expiration dates between one and six months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the times options are written. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively. The Socially Responsive Fund may write (a) in-the-money call options when the Adviser expects the price of the underlying security to remain flat or decline moderately during the option period, (b) at-the-money call options when the Adviser expects the price of the underlying security to remain flat or advance moderately during the option period and (c) out-of-the-money call options when the Adviser expects that the price of the security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Writing out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments as such call options are used in equivalent transactions.

So long as the obligation of the Socially Responsive Fund as the writer of an option continues, the Socially Responsive Fund may be assigned an exercise notice by the broker/dealer through which the option was sold, requiring it to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Socially Responsive Fund effects a closing purchase transaction. The Socially Responsive Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the Socially Responsive Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (“OCC”) or similar clearing corporation and the securities exchange on which the option is written.

An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. The Socially Responsive Fund expects to write options only on national securities exchanges or in the OTC market. The Socially Responsive Fund may purchase put options issued by the OCC or in the OTC market. The Socially Responsive Fund may realize a profit or loss upon entering into a closing transaction. In cases in which the Socially Responsive Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the Socially Responsive Fund has purchased an option and engages in a closing sale transaction, whether it recognizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Socially Responsive Fund initially paid for the original option plus the related transaction costs.

Although the Socially Responsive Fund generally will purchase or write only those options for which the Adviser believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist or option may cease to exist. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the OCC and national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Socially Responsive Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Socially Responsive Fund and other clients of the Adviser and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions.

In the case of options written by the Socially Responsive Fund that are deemed covered by virtue of the Socially Responsive Fund’s holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Socially Responsive Fund has written options may exceed the time within which the Socially Responsive Fund must make delivery in accordance with an exercise notice. In these instances, the Socially Responsive Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Socially Responsive Fund will not bear any market risk because the Socially Responsive Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the Socially Responsive Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Although the Adviser will attempt to take appropriate measures to minimize the risks relating to the Socially Responsive Fund’s writing of call options and purchasing of put and call options, there can be no assurance that the Socially Responsive Fund will succeed in its option-writing program.

Stock Index Options. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the NYSE Composite Index or the Canadian Market Portfolio Index, or a narrower market or industry index such as the S&P 100 Index, the NYSE Arca Oil Index or the NYSE Arca Computer Technology Index.

Options on stock indexes are generally similar to options on stock except for the delivery requirements. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the Socially Responsive Fund being hedged correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Socially Responsive Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Socially Responsive Fund of options on stock indexes will be subject to the Adviser’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Futures and Options on Futures. When deemed advisable by the Adviser, the Socially Responsive Fund may enter into interest rate futures contracts, stock index futures contracts and related options that are traded on a domestic exchange or board of trade. These transactions may, but need not, use derivative contracts, such as futures and options on securities or securities indices, options on these futures, and interest rate futures, for the purpose of hedging against the economic impact of adverse changes in the market value of portfolio securities, because of changes in interest rates or stock prices, or as a substitute for buying or selling securities or as a cash flow management technique.

An interest rate futures contract provides for the future sale by the one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally entered into. Stock index futures contracts are based on indexes that reflect the market value of common stock of the companies included in the indexes. An option on an interest rate or stock index contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time prior to the expiration date of the option. When the Socially Responsive Fund buys or sells a futures contract, it incurs a contractual obligation to receive or deliver the underlying instrument (or a cash payment based on the difference between the underlying instrument’s closing price and the price at which the contract was entered into) at a specified price on a specified date. For example, in the case of stock index futures contracts, if the Socially Responsive Fund anticipates an increase in the price of stocks that it intends to purchase at a later time, the Socially Responsive Fund could enter into contracts to purchase the stock index (known as taking a “long” position) as a temporary substitute for the purchase of stocks. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts increases and thereby serves as a hedge against the Socially Responsive Fund’s not participating in a market advance. The Socially Responsive Fund then may close out the futures contracts by entering into offsetting futures contracts to sell the stock index (known as taking a “short” position) as it purchases individual stocks. The Socially Responsive Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities. But by using futures contracts as an investment tool to reduce risk, given the greater liquidity in the futures market, it may be possible to accomplish the same result more easily and more quickly.

Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities. Since all transactions in the futures market are made through a member of, and are offset or fulfilled through a clearinghouse associated with, the exchange on which the contracts are traded, the Socially Responsive Fund will incur brokerage fees when it buys or sells futures contracts.

No consideration will be paid or received by the Socially Responsive Fund upon the purchase or sale of a futures contract. Initially, the Socially Responsive Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Socially Responsive Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” In addition, when the Socially Responsive Fund enters into a long position in a futures contract or an option on a futures contract, it must maintain an amount of cash or cash equivalents equal to the total market value of the underlying futures contract, less amounts held in the Socially Responsive Fund’s commodity brokerage account at its broker. At any time prior to the expiration of a futures contract, the Socially Responsive Fund may elect to close the position by taking an opposite position, which will operate to terminate the Socially Responsive Fund’s existing position in the contract.

Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange) and no secondary market exists for those contracts. In addition, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the Socially Responsive Fund would be required to make daily cash payments of variation margin; in such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

Options on futures contracts are similar to options on securities or currencies except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities or currencies upon which the futures contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Commodity Exchange Act Regulation. The Socially Responsive Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Socially Responsive Fund, from registration as a “commodity pool operator” with respect to the Socially Responsive Fund under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Socially Responsive Fund under the CEA. As a result, the Socially Responsive Fund is limited in its ability to trade instruments subject to the CFTC’s jurisdiction, including commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or other investments (whether directly or indirectly through investments in other investment vehicles).

Under this exclusion, the Socially Responsive Fund must satisfy one of the following two trading limitations whenever it enters into a new commodity trading position: (1) the aggregate initial margin and premiums required to establish the Socially Responsive Fund’s positions in CFTC-regulated instruments may not exceed 5% of the liquidation value of the Socially Responsive Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Socially Responsive Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The Socially Responsive Fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the Socially Responsive Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.

Margin Requirements. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Socially Responsive Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Socially Responsive Fund, upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” In addition, when the Socially Responsive Fund enters into a long position in a futures contract, it must maintain an amount of cash or cash equivalents equal to the total market value of the underlying futures contract, less amounts held in the Socially Responsive Fund’s commodity brokerage account at its broker. At any time prior to the expiration of a futures contract, the Socially Responsive Fund may elect to close the position by taking an opposite position, which will operate to terminate the Socially Responsive Fund’s existing position in the contract.

For example, when the Socially Responsive Fund purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Socially Responsive Fund receives from the broker a variation margin payment equal to that increase in value. Conversely, where the Socially Responsive Fund purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Socially Responsive Fund is required to make a variation margin payment to the broker.

At any time prior to expiration of the futures contract, a Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Socially Responsive Fund, and the Socially Responsive Fund realizes a loss or a gain.

When the Socially Responsive Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance (anticipatory hedge). Such purchase of a futures contract serves as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Socially Responsive Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Socially Responsive Fund’s securities (defensive hedge). To the extent that the Socially Responsive Fund’s portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts substantially reduces the risk to the Socially Responsive Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Socially Responsive Fund with attendant transaction costs.

The Socially Responsive Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts described above, and, in addition, net option premiums received will be included as initial margin deposits.

Use of Segregated and Other Special Accounts. Use of many hedging and other strategic transactions including market index transactions by the Socially Responsive Fund will require, among other things, that the Socially Responsive Fund segregate cash, liquid securities or other assets with its custodian, or a designated sub-custodian, to the extent the Socially Responsive Fund’s obligations are not otherwise “covered” through ownership of the underlying security or financial instrument. In general, either the full amount of any obligation by the Socially Responsive Fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, appropriate securities as required by the 1940 Act at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Socially Responsive Fund, for example, will require the Socially Responsive Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Socially Responsive Fund on an index will require the Socially Responsive Fund to own portfolio securities that correlate with the index or to segregate liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Socially Responsive Fund will require the Socially Responsive Fund to segregate liquid securities equal to the exercise price.

OTC options entered into by the Socially Responsive Fund, including those on securities, financial instruments or indexes, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Socially Responsive Fund may not be required to do so. As a result, when the Socially Responsive Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Socially Responsive Fund other than those described above generally settle with physical delivery, and the Socially Responsive Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery. If the Socially Responsive Fund enters into OTC options transactions, it will be subject to counterparty risk.

In the case of a futures contract or an option on a futures contract, the Socially Responsive Fund must deposit initial margin and, in some instances, daily variation margin, typically with third parties such as a clearing organization, in addition to segregating assets with its custodian sufficient to meet its obligations to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents, liquid securities or other acceptable assets.

Hedging and other strategic transactions may be covered by means other than those described above when consistent with applicable regulatory policies. The Socially Responsive Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging and other strategic transactions. The Socially Responsive Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Socially Responsive Fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, the Socially Responsive Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other hedging and other strategic transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Special Risks of Using Futures Contracts. The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in stock market prices or interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

At best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for equity securities or debt securities, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to market values, interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss as well as gain to the investor.

Furthermore, in the case of a futures contract purchase, in order to be certain that the Socially Responsive Fund has sufficient assets to satisfy its obligations under a futures contract, the Socially Responsive Fund segregates and commits to back the futures contract with an amount of cash and liquid securities from the Socially Responsive Fund equal in value to the current value of the underlying instrument less the margin deposit.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

As with options on securities, the holder of an option on futures contracts may terminate the position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. The Socially Responsive Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts described above, and, in addition, net option premiums received will be included as initial margin deposits.

In addition to the risks which apply to all option transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. The Socially Responsive und will not purchase options on futures contracts on any exchange unless and until, in the Adviser’s opinion, the market for such options has developed sufficiently that the risks in connection with options on futures contracts are not greater than the risks in connection with futures contracts. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to the Socially Responsive Fund because the maximum amount of risk is the premium paid for the options (plus transaction costs). Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts, as described above.

Special Risks of Writing Options. Option writing for the Socially Responsive Fund may be limited by position and exercise limits established by national securities exchanges and by requirements of the Code for qualification as a regulated investment company. In addition to writing covered call options to generate current income, the Socially Responsive Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio position being offset by a loss on the hedge position. The Socially Responsive Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedge. The Socially Responsive Fund will engage in hedging transactions only when deemed advisable by the Adviser. Successful use by the Socially Responsive Fund of options will be subject to the Adviser’s ability to predict correctly movements in the direction of the stock or index underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect the Socially Responsive Fund’s performance.

The ability of the Socially Responsive Fund to engage in closing transactions with respect to options depends on the existence of a liquid secondary market. While the Socially Responsive Fund generally will write options only if a liquid secondary market appears to exist for the options purchased or sold, for some options no such secondary market may exist or the market may cease to exist. If the Socially Responsive Fund cannot enter into a closing purchase transaction with respect to a call option it has written, the Socially Responsive Fund will continue to be subject to the risk that its potential loss upon exercise of the option will increase as a result of any increase in the value of the underlying security. The Socially Responsive Fund could also face higher transaction costs, including brokerage commissions, as a result of its options transactions.

Other Investment Practices

Foreign Securities.

The Socially Responsive Fund may invest a portion of its assets, generally less than 15% (but not more than 25%), in securities of foreign issuers. The Socially Responsive Fund may invest directly in foreign issuers or invest in depositary receipts. The returns of the Socially Responsive Fund may be adversely affected by fluctuations in value of one or more currencies relative to the U.S. dollar. Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include risks resulting from revaluation of currencies; future adverse political and economic developments; possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; possible expropriation, nationalization or confiscatory taxation; possible withholding taxes and limitations on the use or removal of Funds or other assets, including the withholding of dividends; adverse changes in investment or exchange control regulations; political instability, which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility and be less liquid. Foreign securities may not be registered with, nor the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company issuing them than is available about a U.S. company and its securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. These risks are intensified when investing in countries with developing economies and securities markets, also known as “emerging markets.”

The costs associated with investment in the securities of foreign issuers, including withholding taxes, brokerage commissions and custodial fees, may be higher than those associated with investment in domestic issuers. In addition, foreign investment transactions may be subject to difficulties associated with the settlement of such transactions. Transactions in securities of foreign issuers may be subject to less efficient settlement practices, including extended clearance and settlement periods. Delays in settlement could result in temporary periods when assets of the Socially Responsive Fund are uninvested and no return can be earned on them. The inability of the Socially Responsive Fund to make intended investments due to settlement problems could cause the Socially Responsive Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result in losses to the Socially Responsive Fund due to subsequent declines in value of the portfolio security or, if the Socially Responsive Fund has entered into a contract to sell the security, could result in liability to the purchaser.

Since the Socially Responsive Fund may invest in securities denominated in currencies other than the U.S. dollar, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in currency exchange rates may influence the value of the Socially Responsive Fund’s shares and may also affect the value of dividends and interest earned by the Socially Responsive Fund and gains and losses realized by the Socially Responsive Fund. Exchange rates are determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments, other economic and financial conditions, government intervention, speculation and other factors.

Economic, Political and Social Factors. Certain non-U.S. countries, including emerging markets, may be subject to a greater degree of economic, political and social instability. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for the Socially Responsive Fund to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the Socially Responsive Fund could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the Socially Responsive Fund’s investment in those markets and may increase the expenses of the Socially Responsive Fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the Socially Responsive Fund’s operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade. Whether or not the Socially Responsive Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, financial and other difficulties, the value and liquidity of the Socially Responsive Fund’s investments may be negatively affected by the conditions in the countries experiencing the difficulties.

Sovereign Government and Supranational Debt. The Socially Responsive Fund may invest in all types of debt securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or debt securities issued by supranational entities such as the World Bank. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non- U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on disbursements or assistance from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. Some sovereign debtors have rescheduled their debt payments, declared moratoria on payments or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Europe — Recent Events. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not the Socially Responsive Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Socially Responsive Fund’s investments.

Restrictions on Foreign Investment. Some countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Socially Responsive Fund. For example, certain countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals or limit the repatriation of Funds for a period of time.

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or the companies with the most actively traded securities. Also, the 1940 Act restricts the Socially Responsive Fund’s investments in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict the Socially Responsive Fund’s investments in certain foreign banks and other financial institutions.

Smaller capital markets, while often growing in trading volume, have substantially less volume than U.S. markets, and securities in many smaller capital markets are less liquid and their prices may be more volatile than securities of comparable U.S. companies. Brokerage commissions, custodial services and other costs relating to investment in smaller capital markets are generally more expensive than in the United States. Such markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in the Socially Responsive Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in temporary periods when assets of the Socially Responsive Fund are uninvested and no return is earned thereon. The inability of the Socially Responsive Fund to make intended security purchases due to settlement problems could cause the Socially Responsive Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Socially Responsive Fund due to subsequent declines in value of the portfolio security or, if the Socially Responsive Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Generally, there is less government supervision and regulation of exchanges, brokers and issuers in countries having smaller capital markets than there is in the United States.

Depositary Receipts. Generally, American Depositary Receipts (“ADRs”), in registered form, are denominated in U.S. dollars and are designed for use in the domestic market. Usually issued by a U.S. bank or trust company, ADRs are receipts that demonstrate ownership of underlying foreign securities. For purposes of the Socially Responsive Fund’s investment policies and limitations, ADRs are considered to have the same characteristics as the securities underlying them. ADRs may be sponsored or unsponsored; issuers of securities underlying unsponsored ADRs are not contractually obligated to disclose material information in the United States.

Accordingly, there may be less information available about such issuers than there is with respect to domestic companies and issuers of securities underlying sponsored ADRs. The Socially Responsive Fund may also invest in Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and other similar instruments, which are receipts that are often denominated in U.S. dollars and are issued by either a U.S. or non-U.S. bank evidencing ownership of underlying foreign securities. Even where they are denominated in U.S. dollars, depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency. EDRs are issued in bearer form and are designed for use in European securities markets. GDRs are tradable both in the United States and Europe and are designed for use throughout the world.

Securities of Emerging Markets Issuers. Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed foreign markets around the world.

The risks of investing in securities in emerging countries include: (i) less social, political and economic stability; (ii) the smaller size of the markets for such securities and lower volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict the Socially Responsive Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which may be represented by the securities purchased by the Socially Responsive Fund. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by the Socially Responsive Fund will not also be expropriated, nationalized or otherwise confiscated at some time in the future. If such confiscation were to occur, the Socially Responsive Fund could lose a substantial portion or all of its investments in such countries. The Socially Responsive Fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.

Certain countries in which the Socially Responsive Fund may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Socially Responsive Fund’s investment in those countries.

Settlement mechanisms in emerging market securities may be less efficient and reliable than in more developed markets. In such emerging securities markets there may be delays and failures in share registration and delivery.

Investing in emerging markets involves risks relating to potential political and economic instability within such markets and the risks of expropriation, nationalization, confiscation of assets and property, the imposition of restrictions on foreign investments and the repatriation of capital invested. In addition, it may be difficult for the Socially Responsive Fund to pursue claims against a foreign issuer in the courts of a foreign country.

Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging markets. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely and significantly by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

While some emerging market countries have sought to develop a number of corrective mechanisms to reduce inflation or mitigate its effects, inflation may continue to have significant effects both on emerging market economies and their securities markets. In addition, many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have occurred in certain countries.

Because of the high levels of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports, which are a major source of foreign exchange earnings.

To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange. Repatriation is ultimately dependent on the ability of the Socially Responsive Fund to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the availability of such U.S. dollars through those channels and, if available, upon the willingness of those channels to allocate those U.S. dollars to the Socially Responsive Fund. The Socially Responsive Fund’s ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange. If the Socially Responsive Fund is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other governmental entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, the Socially Responsive Fund’s ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price which may be required to be paid for in U.S. dollars.

Many emerging market countries have little experience with the corporate form of business organization and may not have well-developed corporation and business laws or concepts of fiduciary duty in the business context.

The securities markets of emerging markets are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited. Investing in the securities of companies in emerging markets may entail special risks relating to the potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, the Socially Responsive Fund could lose its entire investment in any such country.

Some emerging markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Socially Responsive Fund to make intended securities purchases due to settlement problems could cause the Socially Responsive Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Socially Responsive Fund due to subsequent declines in the value of the portfolio security or, if the Socially Responsive Fund has entered into a contract to sell the security, in possible liability to the purchaser. The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Socially Responsive Fund’s portfolio securities in such markets may not be readily available. Section 22(e) of the 1940 Act permits a registered investment company to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, if the Socially Responsive Fund believes that appropriate circumstances warrant, it will promptly apply to the SEC for a determination that an emergency exists within the meaning of Section 22(a) of the 1940 Act. During the period commencing from the Socially Responsive Fund’s identification of such conditions until the date of SEC action, the portfolio securities in the affected markets will be valued at fair value as determined in good faith by or under the direction of the Board of Trustees (the “Board”).

Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the risks associated with emerging market investing (and the costs associated with hedging transactions) makes it very difficult to hedge effectively against such risks.

One or more of the risks discussed above could affect adversely the economy of a developing market or the Socially Responsive Fund’s investments in such a market. In Eastern Europe, for example, upon the accession to power of Communist regimes in the past, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those of governments may remain unsettled. There can be no assurance that any investments that the Socially Responsive Fund might make in such emerging markets would not be expropriated, nationalized or otherwise confiscated at some time in the future. In such an event, the Socially Responsive Fund could lose its entire investment in the market involved. Moreover, changes in the leadership or policies of such markets could halt the expansion or reverse the liberalization of foreign investment policies now occurring in certain of these markets and adversely affect existing investment opportunities.

Many of the Socially Responsive Fund’s investments in the securities of emerging markets may be unrated or rated below investment grade. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as “junk bonds.” Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic, or political conditions.

Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which the Socially Responsive Fund’s investments are denominated relative to the U.S. dollar will affect the Socially Responsive Fund’s NAV. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country’s economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Socially Responsive Fund’s securities are quoted would reduce the Socially Responsive Fund’s NAV per share.

Eurodollar or Yankee Obligations. The Socially Responsive Fund may invest in Eurodollar and Yankee obligations. Eurodollar bank obligations are dollar denominated debt obligations issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee obligations are dollar denominated obligations issued in the U.S. capital markets by foreign issuers. Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on disbursements or assistance from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. Some sovereign debtors have rescheduled their debt payments, declared moratoria on payments or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Restricted and Illiquid Securities. Up to 15% of the net assets of the Socially Responsive Fund may be invested in illiquid securities. An illiquid security is any security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Socially Responsive Fund has valued the security. Illiquid securities may include (a) repurchase agreements with maturities greater than seven days; (b) futures contracts and options thereon for which a liquid secondary market does not exist; (c) TDs maturing in more than seven calendar days; (d) securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets; and (e) securities of new and early stage companies whose securities are not publicly traded.

Under SEC regulations, certain securities acquired through private placements can be traded freely among qualified purchasers. The SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under these regulations is “liquid.” The Socially Responsive Fund intends to rely on these regulations, to the extent appropriate, to deem specific securities acquired through private placements as “liquid.” The Board has delegated to the Adviser, as applicable, the responsibility for determining whether a particular security eligible for trading under these regulations is “liquid.” Investing in these restricted securities could have the effect of increasing a Fund’s illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.

Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. Restricted securities may be sold only (1) pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) (such securities are referred to herein as “Rule 144A securities”), or another exemption; (2) in privately negotiated transactions; or (3) in public offerings with respect to which a registration statement is in effect under the 1933 Act. Rule 144A securities, although not registered in the United States, may be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. As noted above, the Adviser, as applicable, acting pursuant to guidelines established by the Board, may determine that some Rule 144A securities are liquid for purposes of limitations on the amount of illiquid investments the Socially Responsive Fund may own. Where registration is required, the Socially Responsive Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Socially Responsive Fund is able to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Socially Responsive Fund might obtain a less favorable price than expected when it decided to sell.

Illiquid securities may be difficult to value and the Socially Responsive Fund may have difficulty disposing of such securities promptly. Judgment plays a greater role in valuing illiquid investments than those securities for which a more active market exists. The Socially Responsive Fund does not consider non-U.S. securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the United States.

To the extent required by applicable law and SEC guidance, no securities for which there is not a readily available market will be acquired by a Fund if such acquisition would cause the aggregate value of illiquid securities to exceed 15% of the Socially Responsive Fund’s net assets.

Securities of Unseasoned Issuers. Securities in which the Socially Responsive Fund may invest may have limited marketability and, therefore, may be subject to wide fluctuations in market value. In addition, certain securities may be issued by companies that lack a significant operating history and be dependent on products or services without an established market share.

Repurchase Agreements. Under the terms of a typical repurchase agreement, the Socially Responsive Fund would acquire one or more underlying debt obligations, frequently obligations issued by the U.S. government or its agencies or instrumentalities, for a relatively short period (typically overnight, although the term of an agreement may be many months), subject to an obligation of the seller to repurchase, and the Socially Responsive Fund to resell, the obligation at an agreed-upon time and price. The repurchase price is typically greater than the purchase price paid by the Socially Responsive Fund, thereby determining the Socially Responsive Fund’s yield. A repurchase agreement is similar to, and may be treated as, a secured loan, where the Socially Responsive Fund loans cash to the counterparty and the loan is secured by the purchased securities as collateral. All repurchase agreements entered into by the Socially Responsive Fund are required to be collateralized so that at all times during the term of a repurchase agreement, the value of the underlying securities is at least equal to the amount of the repurchase price. Also, the Socially Responsive Fund or its custodian is required to have control of the collateral, which the Adviser, as applicable, believe will give the Socially Responsive Fund a valid, perfected security interest in the collateral.

Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Socially Responsive Fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Socially Responsive Fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. If the Socially Responsive Fund enters into a repurchase agreement involving securities a Fund could not purchase directly, and the counterparty defaults, the Socially Responsive Fund may become the holder of securities that it could not purchase. These repurchase agreements may be subject to greater risks. In addition, these repurchase agreements may be more likely to have a term to maturity of longer than seven days.

Repurchase agreements maturing in more than seven days are considered to be illiquid.

Pursuant to an exemptive order issued by the SEC, the Socially Responsive Fund, along with other affiliated entities managed by the Adviser, may transfer uninvested cash balances into one or more joint accounts for the purpose of entering into repurchase agreements secured by cash and U.S. government securities, subject to certain conditions.

Reverse Repurchase Agreements. The Socially Responsive Fund may enter into reverse repurchase agreements, which involve the sale of Socially Responsive Fund securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowings. Since the proceeds of borrowings under reverse repurchase agreements are invested, this would introduce the speculative factor known as “leverage.” The securities purchased with the Funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such a transaction is that the Socially Responsive Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the Socially Responsive Fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Socially Responsive Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Socially Responsive Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Socially Responsive Fund’s assets. The Socially Responsive Fund’s custodian bank will maintain a separate account for the Socially Responsive Fund with securities having a value equal to or greater than such commitment of the Socially Responsive Fund.

Securities Lending. Consistent with applicable regulatory requirements, the Socially Responsive Fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board. The Socially Responsive Fund will not lend portfolio securities to affiliates of the Adviser unless it has applied for and received specific authority to do so from the SEC. From time to time, the Socially Responsive Fund may pay to the borrower and/or a third party which is unaffiliated with the Socially Responsive Fund or [               ] and is acting as a “finder” a part of the interest earned from the investment of collateral received for securities loaned. Although the borrower will generally be required to make payments to the Socially Responsive Fund in lieu of any dividends the Socially Responsive Fund would have otherwise received had it not loaned the shares to the borrower, such payments will not be treated as “qualified dividend income” for purposes of determining what portion of the Socially Responsive Fund’s regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see “Taxes” below).

Requirements of the SEC, which may be subject to future modification, currently provide that the following conditions must be met whenever the Socially Responsive Fund lends its portfolio securities: (a) the Socially Responsive Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the Socially Responsive Fund must be able to terminate the loan at any time; (d) the Socially Responsive Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the Socially Responsive Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower. However, if a material event adversely affecting the investment in the loaned securities occurs, the Socially Responsive Fund must terminate the loan and regain the right to vote the securities.

The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. The Socially Responsive Fund could also lose money if its short-term investment of the cash collateral declines in value over the period of the loan. Loans will be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Venture Capital Investments. The Socially Responsive Fund may invest up to 5% of its total assets in venture capital investments, that is, new and early stage companies whose securities are not publicly traded. Venture capital investments may present significant opportunities for capital appreciation but involve a high degree of business and financial risk that can result in substantial losses. Venture capital investments may be difficult to value and the Socially Responsive Fund may have difficulty disposing of such investments promptly. The disposition of U.S. venture capital investments, which may include limited partnership interests, normally would be restricted under federal securities laws. Generally, restricted securities may be sold only in privately negotiated transactions or in public offerings registered under the 1933 Act. The Socially Responsive Fund also may be subject to restrictions contained in the securities laws of other countries in disposing of portfolio securities. As a result of these restrictions, the Socially Responsive Fund may be unable to dispose of such investments at times when disposal is deemed appropriate due to investment or liquidity considerations; alternatively, the Socially Responsive Fund may be forced to dispose of such investments at less than fair market value. Where registration is required, the Socially Responsive Fund may be obligated to pay part or all of the expenses of such registration.

Investments by Funds of Funds. Certain investment companies, including those that are affiliated with the Socially Responsive Fund because they are managed by an affiliate of the manager, may invest in the Socially Responsive Fund as part of an asset allocation strategy. These investment companies are referred to as “funds of funds” because they invest primarily in other investment companies.

From time to time, the Socially Responsive Fund may experience relatively large redemptions or investments due to rebalancings of the assets of a fund of funds invested in the Socially Responsive Fund. In the event of such redemptions or investments, the Socially Responsive Fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so. If this were to occur, the effects of the rebalancing trades could adversely affect the Socially Responsive Fund’s performance. Redemptions of Socially Responsive Fund shares due to rebalancings could also accelerate the realization of taxable capital gains in the Socially Responsive Fund and might increase brokerage and/or other transaction costs.

The Fund’s Adviser may be subject to potential conflicts of interest in connection with investments by affiliated Funds of Funds. For example, the Adviser may have an incentive to permit an affiliated fund of funds to become a more significant shareholder (with the potential to cause greater disruption to the Funds) than would be permitted for an unaffiliated investor. The Adviser has committed to the Board that it will resolve any potential conflict in the best interests of the shareholders of the Socially Responsive Fund in accordance with its fiduciary duty to the Socially Responsive Fund. As necessary, the Adviser will take such actions as it deems appropriate to minimize potential adverse impacts, including redemption of shares in-kind, rather than in cash. Similar issues may result from investment in the Socially Responsive Fund by Section 529 plans.

[●] SOCIALLY RESPONSIVE BALANCED FUND - INVESTMENT POLICIES

The Socially Responsive Fund has adopted a fundamental and non-fundamental investment policies below for the protection of shareholders. fundamental investment policies of the Socially Responsive Fund may not be changed without the vote of a majority of the outstanding shares of the Socially Responsive Fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting power of the Socially Responsive Fund present at a shareholder meeting, if the holders of more than 50% of the voting power of the Socially Responsive Fund are present in person or represented by proxy, or (b) more than 50% of the voting power of the Socially Responsive Fund. The Board may change non-fundamental investment policies at any time.

Except with respect to borrowing, if any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Fundamental Investment Policies

The Socially Responsive Fund’s fundamental investment policies are as follows:

(1) The Socially Responsive Fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(2) The Socially Responsive Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(3) The Socially Responsive Fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(4) The Socially Responsive Fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(5) The Socially Responsive Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(6) The Socially Responsive Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(7) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Socially Responsive Fund may not make any investment if, as a result, the Socially Responsive Fund’s investments will be concentrated in any one industry.

With respect to a fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits the Socially Responsive Fund to borrow money in amounts of up to one-third of the Socially Responsive Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Socially Responsive Fund’s total assets from banks or other lenders for temporary purposes. (The Socially Responsive Fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires a Fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the Socially Responsive Fund’s asset coverage falls below 300%, the Socially Responsive Fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the Socially Responsive Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowings and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the Socially Responsive Fund’s shares to be more volatile than if the Socially Responsive Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Socially Responsive Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Socially Responsive Fund may have to sell securities at a time and at a price that is unfavorable to the Socially Responsive Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Socially Responsive Fund’s net investment income in any given period. Currently, the Socially Responsive Fund has no intention of borrowing money for leverage. The policy in (1) above will be interpreted to permit the Socially Responsive Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to a fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit the Socially Responsive Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits the Socially Responsive Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Socially Responsive Fund’s underwriting commitments, when added to the value of the Socially Responsive Fund’s investments in issuers where the Socially Responsive Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A Socially Responsive Fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Socially Responsive Fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause the Socially Responsive Fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the Socially Responsive Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Socially Responsive Fund may be considered to be an underwriter under the 1933 Act.

With respect to a fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit the Socially Responsive Fund from making loans; however, SEC staff interpretations currently prohibit Funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to the Socially Responsive Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Socially Responsive Fund’s Adviser believes the income justifies the attendant risks. The Socially Responsive Fund also will be permitted by this policy to make loans of money, including to other Funds. The Socially Responsive Fund would have to obtain exemptive relief from the SEC to make loans to other Funds. The policy in (3) above will be interpreted not to prevent the Socially Responsive Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to a fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as Socially Responsive Fund obligations that have a priority over the Socially Responsive Fund’s shares with respect to the payment of dividends or the distribution of Socially Responsive Fund assets. The 1940 Act prohibits the Socially Responsive Fund from issuing senior securities, except that the Socially Responsive Fund may borrow money in amounts of up to one-third of the Socially Responsive Fund’s total assets from banks for any purpose. The Socially Responsive Fund may also borrow up to 5% of the Socially Responsive Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by the Socially Responsive Fund can increase the speculative character of the Socially Responsive Fund’s outstanding shares through leveraging. Leveraging of the Socially Responsive Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Socially Responsive Fund’s net assets remain the same, the total risk to investors is increased to the extent of the Socially Responsive Fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to a fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit the Socially Responsive Fund from owning real estate; however, the Socially Responsive Fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits the Socially Responsive Fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent the Socially Responsive Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to a fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit the Socially Responsive Fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, the Socially Responsive Fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a Fund’s purchases of illiquid securities to 15% of net assets. If the Socially Responsive Fund was to invest in a physical commodity or a physical commodity-related instrument, the Socially Responsive Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There may also be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange-traded Funds that invest in physical and/or financial commodities.

With respect to a fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a Socially Responsive Fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A Socially Responsive Fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a Socially Responsive Fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to the Socially Responsive Fund as to how to classify issuers within or among industries.

The Socially Responsive Fund’s fundamental policies will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Non-Fundamental Investment Policies

The Socially Responsive Fund’s non-fundamental investment policies are as follows:

(1) The Socially Responsive Fund may not invest in other registered open-end management investment companies and registered unit investment trusts in reliance upon the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act. The foregoing investment policy does not restrict the Socially Responsive Fund from (i) acquiring securities of other registered investment companies in connection with a merger, consolidation, reorganization, or acquisition of assets, or (ii) purchasing the securities of registered investment companies, to the extent otherwise permissible under Section 12(d)(1) of the 1940 Act.

(2) The Socially Responsive Fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

Diversification

The Socially Responsive Fund is currently classified as a diversified fund under the 1940 Act. This means that the Socially Responsive Fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the Socially Responsive Fund’s total assets would be invested in securities of that issuer or (b) the Socially Responsive Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Socially Responsive Fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, the Socially Responsive Fund cannot change its classification from diversified to non-diversified without shareholder approval.

Portfolio Turnover

For reporting purposes, the Socially Responsive Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Socially Responsive Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Socially Responsive Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year.

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by the Socially Responsive Fund. To the extent the portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through individual retirement accounts (“IRAs”) and other retirement plans which are not taxed currently on accumulations in their accounts).

Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

For the fiscal years ended January 31, 2013 and January 31, 2014, the Socially Responsive Fund’s portfolio turnover rates were as follows:

Portfolio Turnover Rates
2013 (%)	2014 (%)
26	22

[●] MARYLAND TAX-FREE INCOME TRUST FUND INVESTMENT OBJECTIVE AND MANAGEMENT

The following information supplements the information concerning the Maryland Fund’s investment objective, policies and limitations found in the Prospectus.

The Maryland Fund’s investment objective is to seek a high level of current income exempt from federal and Maryland state and local income taxes, consistent with prudent investment risk and preservation of capital. This investment objective is non-fundamental and may be changed by the Board without shareholder approval upon 60 days’ prior written notice to shareholders.

[●] MARYLAND TAX-FREE INCOME TRUST FUND INVESTMENT PRACTICES AND RISK FACTORS
The Fund may use any of the following instruments or techniques, among others:

Special Factors Affecting the Maryland Fund

Because Maryland Tax-Free focuses investments in a specific state, certain risks associated with investment in the Maryland Fund are more pronounced than if the Maryland Fund’s investments were more widely diversified. These risks include the possible enactment of new legislation in the state of Maryland, which could affect Maryland municipal obligations, economic factors which could affect these obligations and varying levels of supply and demand for Maryland municipal obligations.

The following only highlights some of the more significant financial trends and problems and is based on information drawn from official statements and prospectuses relating to securities offerings of the states of the United States, the State of Maryland, and their agencies and instrumentalities, [as available on April 15, 2012]. The Maryland Fund assumes no obligation to update this information.

Maryland Tax-Free

Risk Factors — The Maryland Constitution prohibits the contracting of State general obligation debt unless it is authorized by a law levying an annual tax or taxes sufficient to pay the debt service within 15 years and prohibiting the repeal of the tax or taxes or their use for another purpose until the debt is paid. As a uniform practice, each separate enabling act which authorizes the issuance of general obligation bonds for a given object or purpose has specifically levied and directed the collection of an ad valorem property tax on all taxable property in the State. The Board of Public Works is directed by law to fix by May 1 of each year the precise rate of such tax necessary to produce revenue sufficient for debt service requirements of the next fiscal year, which begins July 1. However, the taxes levied need not be collected if or to the extent that Funds sufficient for debt service requirements in the next fiscal year have been appropriated in the annual State budget. Accordingly, the board, in annually fixing the rate of property tax after the end of the regular legislative session in April, takes account of appropriations of general Funds for debt service.

There is no general debt limit imposed by the Maryland Constitution or public general laws, but a special committee created by statute annually submits to the Governor an estimate of the maximum amount of new general obligation debt that prudently may be authorized. Although the committee’s responsibilities are advisory only, the Governor is required to give due consideration to the committee’s findings in preparing a preliminary allocation of new general debt authorization for the ensuing fiscal year. The continuation of the credit ratings on State debt is dependent upon several economic and political factors, including the ability to continue to Fund a substantial portion of the debt service on general obligation debt from general Fund revenues in the annual State budget or to raise the rate of State property tax levies, and the ability to maintain the amount of authorized debt within the range of affordability.

Consolidated Transportation Bonds are limited obligations issued by the Maryland Department of Transportation (the “Department”), the principal of which must be paid within 15 years from the date of issue, for highway, port, transit, rail or aviation facilities or any combination of such facilities. Debt service on Consolidated Transportation Bonds is payable from those portions of the excise tax on each gallon of motor vehicle fuel and the motor vehicle titling tax, all mandatory motor vehicle registration fees, motor carrier fees, and the corporate income tax as are credited to the Department, plus all departmental operating revenues and receipts. Holders of such bonds are not entitled to look to other sources for payment. At December 31, 2012, the principal amount of outstanding Consolidated Transportation Bonds was $1,537.0 million. In addition, on February 13, 2013, the Department sold $165.0 million Consolidated Transportation Bonds — Series 2013 to support the Department’s capital program.

The 2012 General Assembly established a maximum outstanding principal amount of $889.8 million as of June 30, 2013, for all nontraditional debt of the Department. Nontraditional debt outstanding is defined as any debt instrument that is not a Consolidated Transportation Bond or Grant Anticipation Revenue Vehicle (“GARVEE”) Bond; such debt includes, but is not limited to, certificates of participation (documented by conditional purchase agreements), debt backed by customer facility charges, passenger facility charges, or other revenues, and debt issued by Maryland Economic Development Corporation (“MEDCO”) or any other third party on behalf of the Department. As of December 31, 2012, the Department’s nontraditional debt outstanding was $764.8 million.

The Maryland Transportation Authority (“MTA”) operates certain highway, bridge and tunnel toll facilities in the State. The tolls and other revenues received from these facilities are pledged as security for revenue bonds of the MTA issued under, and secured by, a second amended and restated trust agreement dated as of September 1, 2007, as further supplemented, between the MTA and a corporate trustee. In September 2007, the MTA issued $300.0 million of its revenue bonds under this agreement. Under separate supplemental trust agreements, the MTA issued additional revenue bonds of $573.3 million in March 2008, $549.4 million in December 2009, and $326.4 million in July 2010, and $67.6 million in February 2012 to partially refund its 2004 Series Bonds.

In March 2002, the MTA issued revenue bonds in the amount of $264.1 million for the construction of projects at Baltimore/Washington International Airport (“BWI”) and these bonds were refunded and redeemed on April 25, 2012 through the issuance of $190.6 million of refunding bonds. In June 2002, the MTA issued revenue bonds in the amount of $117.3 million for construction of a consolidated rental car facility. Parking garage revenues and Customer Facility Charge revenues from these projects are pledged for the repayment of these bonds. In December 2003, April 2012 and December 2012, the MTA issued revenue bonds in the amount of $69.7 million, $50.9 million and $135.5 million, respectively, for the construction of additional projects at BWI. Passenger facility charge revenues are pledged for the payment of these bonds. In June 2004, the MTA issued lease revenue bonds in the amount of $40.0 million to finance the costs of parking facilities projects at certain Metrorail stations operated by the Washington Metropolitan Transit Authority (“WMATA”). Lease revenue payable by WMATA and other amounts from Prince George’s County, Maryland are pledged for the repayment of the bonds.

In 2005, the General Assembly authorized Funding for the Intercounty Connector highway project to be built in Montgomery and Prince George’s Counties, Maryland. The MTA is authorized to issue GARVEE Bonds in an amount not to exceed $750 million, with a maximum maturity of twelve years. Debt service on the bonds will be paid from a portion of Maryland’s future federal highway aid. MTA issued the first series of GARVEE Bonds in June 2007 in the amount of $325.0 million, and issued the second and final series of GARVEE Bonds in December 2008 in the amount of $425.0 million. As of December 31, 2012, the principal amount of outstanding GARVEE bonds was $539.4 million. In addition, in October 2010 the MTA began monthly draws pursuant to a secured loan agreement with the United States Department of Transportation under the Transportation Infrastructure Finance and Innovation Act of 1998 (“TIFIA”). The $516.0 million TIFIA loan, which provides Funding for the ICC, was also evidenced by a revenue bond that was issued pursuant to a supplemental trust agreement. As of December 31, 2012, the MTA had drawn $397.5 million under the TIFIA loan.

As of December 31, 2012, $2,814.3 million of the MTA’s revenue and enterprise financings were outstanding under various trust agreements, including the TIFIA loan.

The Department entered into conditional purchase agreements in fiscal year 2001 to provide financing for capital improvements at BWI and to expand parking in the vicinity of the airport at the Maryland Rail Commuter BWI rail station, and sold $33.0 million Project Certificates of Participation in October 2000. As of December 31, 2012, $11.7 million of the certificates were outstanding. The Department also issued $42.8 million Project Certificates of Participation for various Maryland Aviation Administration projects in May 1999. As of December 31, 2012, $16.9 million of the certificates were outstanding. Revenues from these projects are pledged to the payment of principal and interest on the Certificates, and, therefore, these financings are not considered to be tax-supported.

The Department entered into a capital lease in the amount of $18.4 million by virtue of an agreement with the MTA for financing the Maryland Port Administration (“MPA”) Masonville Automobile Terminal. As of December 31, 2012, $10.6 million was outstanding. In addition, MPA and the Department entered into a conditional purchase agreement in fiscal year 2006 to provide financing to construct a warehouse at the South Locust Point Terminal, and the Department sold $26.5 million Project Certificates of Participation in June 2006. As of December 31, 2012, $21.8 million of the certificates were outstanding. Revenues from these projects are pledged to the payment of principal and interest on the Certificates, and, therefore, these financings are not considered to be tax-supported.

In April 2003, MEDCO issued lease revenue bonds in the amount of $223.7 million to finance the expansion and renovation of Piers A and B in the terminal building of BWI. The Department records this financing as a capital lease, which is subject to annual appropriation by the General Assembly. Airline rentals and concession rentals are pledged to the payment of principal and interest on the bonds, therefore, this financing is not considered tax-supported. As of December 31, 2012, $199.6 million of the MEDCO lease revenue bonds were outstanding. Revenues from this project are pledged to the payment of principal and interest on the Certificates, and, therefore, this financing is not considered to be tax-supported.

The Maryland Stadium Authority is responsible for financing and directing the acquisition and construction of one or more new professional sports facilities in Maryland. Currently, the Stadium Authority operates Oriole Park at Camden Yards, which opened in 1992. In connection with the construction of that facility, the Stadium Authority issued $155 million in notes and bonds. Those notes and bonds are lease-backed revenue obligations, the payment of which is secured by, among other things, an assignment of revenues received under a lease of Oriole Park at Camden Yards from the Stadium Authority to the State. In October 1993, the Stadium Authority entered into an agreement to implement a synthetic fixed rate refinancing of the Sports Facility Bonds using a combination of variable rate refunding obligations and forward interest rate exchange agreements. In accordance with that agreement, the Stadium authority issued its $17.9 million Sports Facilities Lease Revenue Refunding Bonds in December 1998, to refund its outstanding Sports Facilities Lease Revenue Bonds, Series 1989C, and issued its $121.0 million Sports Facilities Lease Revenue Refunding Bonds in December 1999, to refund its Sports Facilities Lease Revenue Bond Series 1989D. In April 2010, the Maryland Stadium Authority issued the Sports Facilities Taxable Revenue Bonds, Series 2010, in the amount of $10.0 million. The proceeds were used for capital repairs to Oriole Park at Camden Yards and to fund a debt service reserve account. The Series 2010 will mature on December 15, 2013 Annual debt service on the Stadium Authority’s total bond obligations for Oriole Park at Camden Yards is $16.9 million and the amount outstanding as of December 31, 2012 totaled $8.5 million.

In early 2007, the Baltimore Orioles filed for arbitration over the selection and installation of a new video board at Oriole Park at Camden Yards. In September 2007 the Stadium Authority and the Baltimore Orioles reached a settlement, agreeing to purchase and install $9.0 million of new audio and video equipment Funded by $5.5 million from the “Supplement Improvements Fund” and $3.5 million from the Stadium Authority. The Stadium Authority’s share was financed under the State’s Master Equipment Lease-Purchase Program and amortized over 10 years. The outstanding balance of the lease as of December 31, 2012 was $2.1 million.

In November 2009, the Maryland Stadium Authority entered into a contract with Pepco Energy Services to provide $6.0 million of energy upgrades and enhancements to Oriole Park at Camden Yards and the adjoining warehouse. The Authority is financing the upgrades and enhancements under the State’s Energy Performance Contract Lease-Purchase Agreement over 12 years. Some of the upgrades and enhancements include the replacement of a chiller and cooling tower, replacement of light fixtures and upgrades to the generator plant. The outstanding balance as of December 31, 2012 was $5.4 million.

The Stadium Authority also was assigned responsibility for constructing expansions of the Convention Centers in Baltimore and Ocean City. The Baltimore Convention Center expansion cost $167 million and was financed through a combination of Funding from Baltimore City bonds, Stadium Authority revenue bonds, and State general obligation bonds. In June 1998, the Stadium Authority entered into an agreement to implement a synthetic fixed rate refinancing of its revenue bonds for the Baltimore City Convention Center using a combination of a variable rate refunding obligations and forward interest rate exchange agreements. The amount outstanding of Maryland Stadium Authority Bonds related to the Baltimore City Convention Center project totaled $9.3 million as of December 31, 2012. The Ocean City Convention Center expansion cost $33.2 million and was financed through a matching grant from the state to Ocean City and a combination of Funding from Ocean City and the Stadium Authority. Stadium Authority debt service in connection with the revenue bonds for the Convention Center in Ocean City is $1.4 million annually and the debt outstanding totaled $4.1 million as of December 31, 2012.

The Stadium Authority currently operates Ravens Stadium (the home of the Baltimore Ravens), which opened in 1998. In connection with the construction of that facility, the Stadium Authority sold $87.6 million in lease-backed revenue bonds on May 1, 1996. The proceeds from the bonds, along with cash available from State lottery proceeds, investment earnings, and other sources were used to pay project design and construction expenses of approximately $229 million. The bonds are solely secured by an assignment of revenues received under a lease of the project from the Stadium Authority to the State. In June 1998, the Stadium Authority entered into an agreement to implement a synthetic fixed rate refinancing of the Football Lease-Back Revenue Bonds using a combination of variable rate refunding obligations and forward interest rates exchange agreements. On December 15, 1997, the Stadium Authority issued $4.6 million in Sports facilities Lease Revenue Bonds, Series 1997. The proceeds from these Bonds were used toward the construction of the Ravens Stadium. Authority debt service on the remaining outstanding bonds is $7.3 million annually. The bonds outstanding as of December 31, 2012 totaled $60.8 million.

In November 2009, the Maryland Stadium Authority entered into a contract with Pepco Energy Services to provide energy upgrades and enhancements to Ravens Stadium. The energy upgrades and enhancements will cost approximately $2.5 million. The Authority is financing the upgrades and enhancements under the State’s Energy Performance Contract Lease-Purchase Agreement over 12 years. The outstanding balance as of December 31, 2012 was $2.1 million.

In the spring of 2010, the Maryland Stadium Authority entered into several contracts for the replacement of the video boards and control room at Ravens Stadium. The budget for the project was estimated at $10 million. The Baltimore Ravens would Fund approximately $6.0 million and the Maryland Stadium Authority would Fund $4.0 million. The Maryland Stadium Authority’s share was financed under the State’s Equipment Lease-Purchase Program and amortized over 10 years. The outstanding balance as of December 31, 2012 was $3.3 million.

The Stadium Authority was responsible for construction of a conference center in Montgomery County. The center cost $33.5 million and is being financed through a combination of Funding from Montgomery County and the Stadium Authority. In January 2003, the Stadium Authority issued up to $23.2 million in lease-backed revenue bonds. In November 2012, the Authority refinanced the final 10 years of maturities on the lease-backed revenue bonds, Series 2003 totaling $15.0 million. The Authority issued the Lease Revenue Refunding Bonds, Series 2012 in the amount of $12.9 million generating $2.9 million in premium with $15.6 million being used to call the Series 2003 Bonds, in June 2013 and the balance used for transactional costs. The annual debt service on the Series 2012 Bonds is approximately $1.6 million annually. The amount outstanding as of December 31, 2012 totaled $14.0 million.

The Stadium Authority was also authorized to provide development and construction of the Hippodrome Theatre as part of Baltimore City’s West Side Development. The cost of renovating the theatre was $63 million and is being financed by various sources. In July 2002, the Stadium Authority issued $20.3 million in taxable lease-backed revenue bonds. In July 2012, the Authority issued the Taxable Lease Revenue Refunding Bonds, Series 2012 in the amount of $14.1 million. The Authority used $13.7 million to call the Taxable Lease-Backed Revenue Bonds, Series 2002 and the balance was used for transactional costs. The annual debt service on the Taxable Lease Revenue Refunding Bonds, Series 2012 is approximately $1.6 million annually. The bonds outstanding as of December 31, 2012 totaled $14.1 million.

In February 2004, the Stadium Authority issued $8.7 million in taxable lease-back revenue bonds in connection with the renovations of the historic Camden Station located at the Camden Yards complex in Baltimore, Maryland. The cost of the renovation is projected to be $8 million. The Stadium Authority has executed a lease agreement with the Babe Ruth Museum for approximately 22,600 square feet and a second museum leasing the balance of the building. The Babe Ruth Museum opened in May 12, 2005 and Geppi’s Entertainment Museum opened in early fall 2006. The average annual debt service of these bonds is $800,000. The bonds outstanding as of December 31, 2012 totaled $6.9 million.

Certain other instrumentalities of the State government are authorized to borrow money under legislation which expressly provides that the loan obligations shall not be deemed to constitute a debt or a pledge of the faith and credit of the State. The Community Development Administration (“CDA”) of the Department of Housing and Community Development, higher educational institutions (including St. Mary’s College of Maryland, the University of Maryland System and Morgan State University), the MTA, the Maryland Water Quality Financing Administration (“WQFA”) and the Maryland Environmental Service (“MES”) have issued and have outstanding bonds of this type. The principal of and interest on bonds issued by these bodies are payable solely from various sources, principally fees generated from use of the facilities or enterprises financed by the bonds. As of December 31, 2012, $3,003.8 million of CDA bonds and notes were outstanding, $1,327.4 million of higher education debt and lease purchase financings were outstanding, $49.5 million of WQFA bonds were outstanding, and $26.0 million of MES debt was outstanding. CDA also issues bonds to provide loans to local governments for various infrastructure projects. The bonds are secured by the general obligation pledges of the participating local governments. As of December 31, 2012, $128.7 million of these bonds were outstanding. During the 2004 General Session, the General Assembly created the Bay Restoration Fund to be managed by the WQFA. The Bay Restoration Fund receives a mandatory fee of $30 per year per equivalent dwelling unit from users of sewerage systems in Maryland, as well as $30 per year from septic system users. The Bay Restoration Fund sewer fee generated $54.6 million in revenue during fiscal year 2011. Future sewer fee revenues are projected at approximately $100.0 million per year beginning in fiscal year 2013. The sewer fee revenues are pledged, to the extent necessary, as security for revenue bonds to be issued by the WQFA, the proceeds of which will be applied primarily to provide grant Funds to upgrade wastewater treatment plants with enhanced nutrient removal technology. The first issue of Bay Restoration Revenue Bonds, in the amount of $50.0 million, closed on June 25, 2008. Between 2012 and 2014, the Administration expects to issue an additional $480.0 million in Bay Restoration Revenue Bonds. The fiscal year 2010 transfer of $155.0 million, the fiscal year 2011 transfer of $45 million, and the fiscal year 2012 transfer of $90 million from the Bay Restoration Fund to the General Fund pursuant to the Budget Reconciliation and Financing Acts of 2010 and 2011 will not affect the security of Bay Restoration Revenue Bonds. As of December 31, 2012, the principal amount of outstanding bonds was $38.8 million.

The State has financed, and expects to continue to finance, the construction and acquisition of various facilities through conditional purchase, sale-leaseback, and similar transactions. All of the lease payments under these arrangements are subject to annual appropriation by the Maryland General Assembly. In the event that appropriations are not made, the State may not be held contractually liable for the payments. As of December 31, 2012, the total tax-supported capital leases and conditional purchase financings outstanding were $437.3 million.

On December 8, 2011, MEDCO issued $170.9 million in Lease Revenue Bonds to finance the Public Health Lab for use by the Department of Health and Mental Hygiene in Baltimore City, Maryland. In January 2011, the State sold $40.9 million of Certificates of Participation to finance the acquisition of video lottery terminals for facilities located in Perryville, Cecil County and Ocean Downs, Worcester County. Local government agencies or other lessors have also issued revenue bonds or sold certificates of participation to finance facilities such as the multi-agency office buildings in St. Mary’s County and Calvert County and district court facilities in Baltimore and Prince George’s Counties. MEDCO issued lease revenue bonds in the amount of $36.0 million in June 2002 which were partially refunded in May 2010 to finance the construction of a new headquarters building for the Department of Transportation. In addition, in October 2004, the Department of Transportation sold $15.5 million in Certificates of Participation for the acquisition of shuttle buses for Baltimore/Washington International Thurgood Marshall Airport (“BWI”). In July 2005, the MTA issued lease revenue bonds in the amount of $23.8 million to finance the costs of a parking facility project for the Annapolis State Office Complex, operated by the Maryland Department of General Services (“DGS”). Lease revenue payable to DGS is pledged for the repayment of the bonds.

Local Subdivision Debt. The counties and incorporated municipalities in Maryland issue general obligation debt for general governmental purposes. The general obligation debt of the counties and incorporated municipalities is generally supported by ad valorem taxes on real estate, tangible personal property and intangible personal property subject to taxation. The issuer typically pledges its full faith and credit and unlimited taxing power to the prompt payment of the maturing principal and interest on the general obligation debt and to the levy and collection of the ad valorem taxes as and when such taxes become necessary in order to provide sufficient Funds to meet the debt service requirements. The amount of debt which may be authorized may in some cases be limited by the requirement that it not exceed a stated percentage of the assessable base upon which such taxes are levied.

United States Base Realignment and Closure (“BRAC”) Program. The State and impacted local governments are addressing the financial burden of additional state and local infrastructure needs resulting from the BRAC Program. As part of BRAC, a substantial number of military families and private sector workers will relocate to various parts of Maryland. These additional households, estimated to potentially total 28,000 by 2015, will require schools, housing, transportation and other services. BRAC relocations are resulting in increased expenditures at both the State and local levels, although recent spending cuts made by the State may impact a Funding for some of these expenditures and may result in either greater borrowing or delays in implementation of the needed infrastructure. The short term financial impact of BRAC relocations cannot yet be determined.

Other Risk Factors. The State has a population of approximately 5.8 million, with employment based largely in services, trade and government. Those sectors, along with finance, insurance and real estate, are the largest contributors to the gross state product, according to the 2010 Census. Population is concentrated in urban areas around the Baltimore and Washington, D.C. areas, and proximity to Washington, D.C. influences the above-average percentage of employees in government. Manufacturing, on the other hand, is a much smaller portion of employment than for the nation as a whole. Future economic difficulties in the service and high technology sectors that are being promoted by Maryland could have an adverse impact on the finances of the State and its subdivisions, and could adversely affect the market value of the Bonds in a Fund or the ability of the respective obligors to make payments of interest and principal due on such Bonds. In addition, Maryland’s relatively high concentration of governmental employment makes the state potentially vulnerable to any decrease in federal, including military, and state governmental spending.

Maryland’s economy has encountered a significant slow down in its revenues due to national and regional economic trends. In order to close an emerging gap between anticipated revenues and budgeted expenditures, the Governor proposed and the Board of Public Works approved $205.3 million in General Fund budget reductions on July 22, 2009, $223.3 million on August 26, 2009, and $102.8 million on November 18, 2009. The magnitude of the effect the deficit will have on State projects is uncertain but could be significant. Though the short-term economic outlook for the State has worsened, medium to long-term growth in the Maryland economy is expected to accelerate due to the State’s highly educated workforce, its public and private research facilities, significant economic activity in business services, technology, the government sector and to BRAC related military relocations in the State. However, it is unclear how quickly such acceleration will occur.

The State projects reduced revenues due, at least in part, to the current economic environment, in Maryland and nationwide, and the ongoing credit crisis. Losses in the job market, slowing individual and business income growth, coupled with reduced consumer and business sentiment should negatively impact many of the State’s revenues. A slowing economy or a recession would probably dampen corporate and business revenues and profits leading to a reduction in corporate and personal income taxes as well as business-related taxes. Reductions in real estate values could result in significant reductions in property taxes on which many municipalities depend. The cumulative effect of market uncertainty, the credit crisis, and a looming economic recession makes the economic performance of the State, its political subdivisions and other borrowers difficult to predict. The magnitude of the effect reduced revenues will have on State projects is uncertain but could be significant.

The State and its subdivisions, and their respective officers and employees, are defendants in numerous legal proceedings, including alleged tort and breaches of contract and other alleged violations of laws. Although adverse decisions in these matters could require extraordinary appropriations not budgeted for, in the opinion of the Attorney General of Maryland, the legal proceedings are not likely to have a material adverse effect on the State’s financial position.

Municipal Obligations

Municipal obligations include obligations issued to obtain Funds for various public purposes, including constructing a wide range of public facilities, such as bridges, highways, housing, hospitals, mass transportation, schools and streets. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations, the obtaining of Funds for general operating expenses and the making of loans to other public institutions and facilities. In addition, certain types of PABs are issued by or on behalf of public authorities to finance various privately operated facilities, including certain pollution control facilities, convention or trade show facilities, and airport, mass transit, port or parking facilities. Interest on certain tax-exempt PABs will constitute a Tax Preference Item. Accordingly, under normal circumstances, a Fund’s investment in obligations the interest on which is a Tax Preference Item, including PABs, will be limited to a maximum of 20% of its net assets.

Municipal obligations also include short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term debt obligations. Such notes may be issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues.

The two principal classifications of municipal obligations are “general obligation” and “revenue” bonds. “General obligation” bonds are secured by the issuer’s pledge of its faith, credit and taxing power. “Revenue” bonds are payable only from the revenues derived from a particular facility or class of facilities or from the proceeds of a special excise tax or other specific revenue source such as the corporate user of the facility being financed. PABs are usually revenue bonds and are not payable from the unrestricted revenues of the issuer. The credit quality of PABs is usually directly related to the credit standing of the corporate user of the facilities.

The municipal obligations in which a Fund may invest include municipal leases and participation interests therein. These obligations, which may take the form of a lease, an installment purchase or a conditional sales contract, are issued by state and local governments and authorities in order to acquire land and a wide variety of equipment and facilities, such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Rather than holding such obligations directly, a Fund may purchase a participation interest in a municipal lease obligation from a bank or other third party. A participation interest gives a Fund a specified, undivided pro rata interest in the total amount of the obligation.

Municipal lease obligations have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits or public sale requirements. Leases, installment purchase contracts or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed inapplicable because of the inclusion in many leases and contracts of “non-appropriation” clauses providing that the governmental user has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. If a governmental user were to invoke a non-appropriation clause, the security could lose much or all of its value or could be paid in ways that do not entitle the holder to a tax exemption on the payments.

In determining the liquidity of a municipal lease obligation, the Adviser will distinguish between simple or direct municipal leases and municipal lease-backed securities, the latter of which may take the form of a lease-backed revenue bond or other investment structure using a municipal lease-purchase agreement as its base. While the former may present special liquidity issues, the latter are based on a well-established method of securing payment of a municipal obligation. The Maryland Fund’s investment in municipal lease obligations and participation interests therein will be treated as illiquid unless the adviser determines, pursuant to guidelines established by the Board, that the security could be disposed of within seven days in the normal course of business at approximately the amount at which a Fund has valued the security.

The municipal obligations in which the Maryland Fund may invest also include zero coupon bonds and deferred interest bonds, although a Fund currently does not intend to invest more than 5% of the value of its total assets in such instruments during the coming year. Zero coupon and deferred interest bonds are debt obligations that are issued at a significant discount from face value. Like other municipal securities, the price can also reflect a premium or discount to par reflecting the market’s judgment as to the issuer’s creditworthiness, the interest rate or other similar factors. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a delay before the regular payment of interest begins. Such instruments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such instruments may experience greater volatility in market value than debt obligations that provide for regular payments of interest. The Maryland Fund will accrue income on such investments for accounting purposes, which income must be distributed to shareholders for tax purposes.

An issuer’s obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal obligations may be materially and adversely affected.

Opinions relating to the validity of municipal obligations, to the exemption of interest thereon from federal income tax and Maryland state and local income taxes and in certain cases, to the lack of treatment of that interest as a Tax Preference Item, respectively, are rendered by counsel to the issuers at the time of issuance. Neither the Maryland Fund nor the Adviser will independently review the basis for such opinions.

The United States Supreme Court has held that Congress may subject the interest on municipal obligations to federal income tax. It can be expected that, as in the past, proposals will be introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. Proposals also may be introduced in state legislatures that could affect the state tax treatment of the Maryland Fund’s distributions. If any such proposals were enacted, the availability of municipal obligations for investment by the Maryland Fund and the value of its assets could be materially and adversely affected. In such event, a Fund would re-evaluate its investment objective and policies and consider changes in its structure or possible dissolution.

The municipal obligations in which the Maryland Fund may invest may also include obligations issued by or on behalf of the Commonwealth of Puerto Rico or its political subdivisions, agencies or instrumentalities. Such obligations may present a different set of risks than municipal obligations issued by mainland United States entities. Generally, not all of the types of municipal obligations described above may be available in Puerto Rico and the Puerto Rican economy may be subject to greater volatility due to a lack of market diversification. Continuing efforts for and against Puerto Rican statehood and the gradual elimination of special federal tax benefits to corporations operating in Puerto Rico, among other things, could lead to a weakened Puerto Rican economy and lower ratings and prices of Puerto Rican municipal obligations held by the Maryland Fund.

Concentration

The Maryland Fund may invest 25% or more of its total assets in a particular segment of the municipal securities market, such as hospital revenue bonds, housing agency bonds, PABs or airport bonds, or in securities the interest on which is paid from revenues of a similar type of project. In such circumstances, economic, business, political or other changes affecting one issue of bonds (such as proposed legislation affecting healthcare or the financing of a project, shortages or price increases of needed materials or declining markets or needs for the projects) would most likely affect other bonds in the same segment, thereby potentially increasing market risk. As a result, the Maryland Fund is subject to greater risk than other Funds that do not follow this practice.

When-Issued Securities

The Maryland Fund may enter into commitments to purchase municipal obligations or other securities on a when-issued basis. Such securities are often the most efficiently priced and have the best liquidity in the bond market. When the Maryland Fund purchases securities on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. The Maryland Fund does not expect that its commitment to purchase when-issued securities will at any time exceed, in the aggregate, 25% of total assets.

Delivery of and payment for when-issued securities normally take place 15 to 45 days after the date of the commitment. Interest rates on when-issued securities are normally fixed at the time of the commitment. Consequently, increases in the market rate of interest between the commitment date and settlement date may result in a market value for the security on the settlement date that is less than its purchase price. Thus, fluctuation in the value of the security from the purchase date will affect the Maryland Fund’s net asset value (NAV) and share price. Typically, no interest accrues to the purchaser until the security is delivered.

With regard to each such commitment, the Maryland Fund maintains in a segregated account, or designates on the Maryland Fund’s books as segregated, with the custodian, commencing on the date of such commitment, cash, U.S. Government securities or other appropriate liquid securities at least equal in value to the purchase price for the when-issued securities due on the settlement date. The Maryland Fund makes when-issued commitments only with the intention of actually acquiring the securities subject thereto, but a Fund may sell these securities before the settlement date if market conditions warrant. When payment is due for when-issued securities, the Maryland Fund meets its obligations from then-available cash flow, from the sale of securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Maryland Fund’s payment obligation).

Callable Bonds

Callable municipal bonds are municipal bonds that carry a provision permitting the issuer to redeem the bonds prior to their maturity dates at a specified price, which typically reflects a premium over the bonds’ original issue price. If the proceeds of a bond owned by the Maryland Fund called under circumstances favorable to the issuer are reinvested, the result may be a lower overall yield on such proceeds upon reinvestment because of lower prevailing interest rates. If the purchase price of such bonds included a premium related to the appreciated value of the bonds, some or all of that premium may not be recovered by bondholders, such as the Maryland Fund, depending on the price at which such bonds were redeemed.

Each callable bond is “marked-to-market” daily based on the bond’s call date so that the call of some or all of the Maryland Fund’s callable bonds is not expected to have a material impact on a Fund’s NAV. In light of the Maryland Fund’s pricing policies and because the Maryland Fund follows certain amortization procedures required by the Internal Revenue Service, the Maryland Fund does not expect to suffer any material adverse impact in connection with a call of bonds purchased at a premium. Notwithstanding such policies, however, as with any investment strategy, a call may have a more substantial impact than anticipated.

Callable bonds generally have call-protection (that is, a period of time during which the bonds may not be called) which usually lasts for 7 to 10 years from the date of issue, after which time such bonds may be redeemed by the issuer. An issuer may generally be expected to call its bonds, or a portion of them, during periods of declining interest rates, when borrowings may be replaced at lower rates than those obtained in prior years. If interest rates decline as the call-protection on callable bonds expires, there is an increased likelihood that a number of such bonds may in fact be redeemed by the issuers.

Stand-By Commitments

The Maryland Fund may acquire “stand-by commitments” with respect to its investments in municipal obligations. A stand-by commitment is a put (that is, the right to sell the underlying security within a specified period of time at a specified exercise price that may be sold, transferred or assigned only with the underlying security) that entitles the Maryland Fund to same-day settlement. Under a stand-by commitment, a broker, dealer or bank agrees to purchase, at the Maryland Fund’s option, specified municipal obligations at amortized cost plus accrued interest. The total amount paid for outstanding stand-by commitments held by the Maryland Fund will not exceed 25% of a Fund’s total assets calculated immediately after each stand-by commitment is acquired.

When the Maryland Fund exercises a stand-by commitment that it has acquired from a dealer with respect to municipal obligations held by it, the dealer normally pays the Maryland Fund an amount equal to (1) the Maryland Fund’s acquisition cost of the municipal obligations (excluding any accrued interest which the Maryland Fund paid on its acquisition) less any amortized market premium or plus any amortized market or original issue discount during the period the Maryland Fund owned the securities, plus (2) all interest accrued on the securities since the last interest payment date or the date the securities were purchased by the Maryland Fund, whichever is later. The Maryland Fund’s right to exercise stand-by commitments is unconditional and unqualified and exercisable by the Maryland Fund at any time prior to the underlying securities’ maturity.

A stand-by commitment is not transferable by the Maryland Fund without the underlying securities, although the Maryland Fund could sell the underlying municipal obligations to a third party at any time. The Maryland Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The Maryland Fund intends to enter into stand-by commitments only with those banks, brokers and dealers that in the adviser’s opinion present minimal credit risks.

The Maryland Fund intends to acquire stand-by commitments solely to facilitate liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not ordinarily affect the valuation or assumed maturity of the underlying municipal obligations. Stand-by commitments would not affect the average weighted maturity of the assets of the Maryland Fund.

Fixed, Variable and Floating Rate Obligations

The Maryland Fund may invest in fixed, variable and floating rate municipal obligations. A variable rate obligation differs from an obligation with a fixed rate coupon, the value of which fluctuates in inverse relation to interest rate changes; that is, the market value of fixed rate obligations generally declines when market interest rates increase, and increases when market interest rates decline. If interest rates decline below the coupon rate, generally the obligation sells at a premium. If interest rates increase above the coupon rate, generally the obligation sells at a discount. The magnitude of such fluctuations is also a function of the period of time remaining until the obligation matures. Short-term fixed rate obligations are minimally affected by interest rate changes; the greater the remaining period until maturity, the greater the fluctuation in value of a fixed rate obligation is likely to be.

Variable rate obligation coupons are not fixed for the full term of the obligation, but are adjusted periodically based upon changes in prevailing interest rates. As a result, the value of variable rate obligations is less affected by changes in interest rates. The more frequently such obligations are adjusted, the less such obligations are affected by interest rate changes during the period between adjustments. The value of a variable rate obligation, however, may fluctuate in response to market factors and changes in the creditworthiness of the issuer.

There is no limitation on the percentage of the Maryland Fund’s assets that may be invested in variable rate obligations. However, the Maryland Fund will limit the value of its investment in any variable rate securities that are illiquid and in all other illiquid securities to 15% or less of its net assets.

Floating rate obligations also are not fixed, but are adjusted as specified benchmark interest rates change. In other respects, their characteristics are similar to variable rate obligations, as discussed above.

The Maryland Fund may also invest in floating rate and variable rate demand notes. Demand notes provide that the holder may demand payment of the note at its par value plus accrued interest. These notes may be supported by an unconditional bank letter of credit guaranteeing payment of the principal or both the principal and accrued interest. Because the Maryland Fund invests in such securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to a Fund. Floating rate demand notes have an interest rate related to a known lending rate, such as the prime rate, and are automatically adjusted when such lending rate changes. Such securities often react to changes in market interest rates in a manner similar to shorter-term securities that mature at the time of the next interest rate reset for the variable or floating rate instrument. In calculating its dollar-weighted average maturity, the Maryland Fund may determine the maturity of a variable or floating rate note according to the interest rate reset date, or the date principal can be recovered on demand, rather than the date of ultimate maturity.

Yield Factors and Ratings

The yield of a municipal obligation is dependent on a variety of factors, including general municipal securities market conditions, general fixed-income market conditions, the financial condition of the issuer, the size of the particular offering, the maturity of the obligation, the credit quality and rating of the issue and expectations regarding changes in income tax rates.

Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), and Fitch Ratings (“Fitch”) are private services that provide ratings of the credit quality of obligations. A description of the ratings assigned to obligations by Moody’s, S&P and Fitch is included in Appendix A. The Maryland Fund may consider these ratings in determining whether to purchase, sell or hold a security. The ratings represent Moody’s, S&P’s and Fitch’s opinions as to the quality of the obligations which they undertake to rate. Ratings are general and are not absolute standards of quality. Consequently, obligations with the same maturity, interest rate and rating may have different market prices. Credit rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may not make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates.

The Maryland Fund may only invest in investment grade securities. Investment grade securities are those rated within the four highest grades by Moody’s, S&P, or Fitch or, if unrated, deemed by the Adviser to be of comparable quality. Subsequent to its purchase by the Maryland Fund, an issue of obligations may cease to be rated or its rating may be reduced below investment grade. If as a result of such a downgrading, or, for unrated securities, because the Adviser determines they are no longer of comparable quality to investment grade securities, more than 5% of the Maryland Fund’s total assets are represented by securities rated below investment grade or the equivalent, the Adviser will, as soon as practicable consistent with achieving an orderly disposition of the securities, sell such holdings until they represent 5% or less of the Maryland Fund’s total assets. Securities rated below investment grade are subject to greater fluctuations in value and risk of loss of income and principal due to default by the issuer, than are higher rated securities. These securities may be less liquid which means that the Maryland Fund may have difficulty selling them at times, and may have to apply a greater degree of judgment in establishing a price. The Adviser will carefully monitor the continuing creditworthiness of issuers that have been downgraded.

In addition to the agency ratings, there are other criteria which will be used by the Adviser in selecting securities for a Fund. Consideration will be given to the maturity and duration of each bond as well as its effect on the overall average maturity and duration of the portfolio. Analysis of the current and historical yield spreads is done to determine the relative value in any bond considered for purchase. The coupon level and call features also figure in the decision on the relative merits of an investment. Consideration is also given to the type of bond — whether it is a general obligation or a revenue bond. In addition to this examination of bond characteristics, significant effort is devoted to analysis of the creditworthiness of the bond issuer at the time of purchase and on an ongoing basis. The Adviser will also analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality.

Securities Lending

The Maryland Fund may engage in securities lending and may invest in zero coupon and deferred interest bonds. Any income from securities lending will be taxable.

The Maryland Fund may lend portfolio securities to dealers in municipal securities, brokers or dealers in corporate or government securities, banks or other recognized institutional borrowers of securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of the securities loaned, is continuously maintained by the borrower with the Maryland Fund’s custodian. During the time the securities are on loan, the borrower will pay a Fund an amount equivalent to any interest paid on such securities, and the Maryland Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of taxable interest income from the borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the Maryland Fund or the borrower. The Maryland Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The risks of securities lending are similar to those of reverse repurchase agreements. Because interest from securities lending is taxable, the Maryland Fund presently does not intend to loan more than 5% of its portfolio securities at any given time.

Reverse Repurchase Agreements

The Maryland Fund may enter into reverse repurchase agreements. A reverse repurchase agreement has the characteristics of a secured borrowing by a Fund and creates leverage in the Maryland Fund’s portfolio. In a reverse repurchase transaction, the Maryland Fund sells a portfolio instrument to another person, such as a financial institution or broker/dealer, in return for cash. At the same time, the Maryland Fund agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the amount of cash that the Maryland Fund received when it sold the instrument, representing the equivalent of an interest payment by the Maryland Fund for the use of the cash. During the term of the transaction, the Maryland Fund will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.

The Maryland Fund may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. Unless otherwise limited in the Prospectus or this Statement of Additional Information, the Maryland Fund may also engage in reverse repurchase agreements to the extent permitted by its fundamental investment policies in order to raise additional cash to be invested by the Maryland Fund’s portfolio manager in other securities or instruments in an effort to increase the Maryland Fund’s investment returns.

During the term of the transaction, the Maryland Fund will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When the Maryland Fund reinvests the proceeds of a reverse repurchase agreement in other securities, the Maryland Fund will also be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in the Maryland Fund more volatile and increases the Maryland Fund’s overall investment exposure. In addition, if the Maryland Fund’s return on its investment of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that it is obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the Maryland Fund’s return.

When the Maryland Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Maryland Fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Maryland Fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.

In addition, the Maryland Fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the portfolio manager’s strategy and result in lower Fund returns. At the time the Maryland Fund enters into a reverse repurchase agreement, the Maryland Fund is required to set aside cash or other appropriate liquid securities in the amount of the Maryland Fund’s obligation under the reverse repurchase agreement or take certain other actions in accordance with SEC guidelines, which may affect the Maryland Fund’s liquidity and ability to manage its assets. Although complying with SEC guidelines would have the effect of limiting the amount of Maryland Fund assets that may be committed to reverse repurchase agreements and other similar transactions at any time, it does not otherwise mitigate the risks of entering into reverse repurchase agreements.

Repurchase Agreements

A repurchase agreement is an agreement under which either U.S. Government obligations or other high-quality liquid debt securities are acquired from a securities dealer or bank subject to resale at an agreed-upon price and date. The securities are held for the Maryland Fund by a custodian bank as collateral until resold and will be supplemented by additional collateral if necessary to maintain a total value equal to or in excess of the value of the repurchase agreement. The Maryland Fund bears a risk of loss if the other party to a repurchase agreement defaults on its obligations and the Maryland Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, which may decline in value in the interim. The Maryland Fund will enter into repurchase agreements only with financial institutions determined by its adviser to present minimal risk of default during the term of the agreement.

Repurchase agreements are usually for a term of one week or less, but may be for longer periods. Repurchase agreements maturing in more than seven days may be considered illiquid. The Maryland Fund will not enter into repurchase agreements of more than seven days’ duration if more than 15% of its net assets would be invested in such agreements and other illiquid investments. To the extent that proceeds from any sale of collateral securities upon a default of the obligation to repurchase were less than the repurchase price, the Maryland Fund might suffer a loss. If bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Maryland Fund could be delayed or limited. However, the Maryland Fund’s Adviser monitors the creditworthiness of parties with which the Maryland Fund may enter into repurchase agreements to minimize the prospect of such parties becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement.

When the Maryland Fund enters into a repurchase agreement, it will obtain as collateral from the other party securities equal in value to at least the repurchase amount including the interest factor. Such securities will be held for the Maryland Fund by a custodian bank or an approved securities depository or book-entry system. The Maryland Fund’s income from repurchase agreements will be taxable.

In applying its investment policies and limitations, the Maryland Fund, in accordance with SEC rules and staff positions, considers investment in a fully collateralized repurchase agreement to be equivalent to investment in the collateral.

Other Taxable Investments

For temporary defensive purposes, when, in the adviser’s opinion, no suitable municipal securities are available, for liquidity purposes, or pending the investment of the proceeds of the sale of shares, the Maryland Fund may invest in taxable short-term investments consisting of: (i) obligations of the U.S. government, its agencies and instrumentalities; (ii) certificates of deposit and bankers’ acceptances of U.S. domestic banks with assets of one billion dollars or more; (iii) commercial paper or other corporate notes of high quality; and (iv) any of such items subject to short-term repurchase agreements.

Futures and Option Strategies

To protect against the effect of adverse changes in interest rates, the Maryland Fund may purchase and sell interest rate futures contracts and options on securities indices and may purchase put options on interest rate futures contracts (practices known as “hedging”). The Maryland Fund may purchase put options on interest rate futures contracts or sell interest rate futures contracts (that is, enter into a futures contract to sell the underlying financial instrument) to attempt to reduce the risk of fluctuations in its value. The Maryland Fund may purchase an interest rate futures contract (that is, enter into a futures contract to purchase the underlying financial instrument) to attempt to establish more definitely the return on securities the Maryland Fund intends to purchase. The Maryland Fund may not use these instruments for speculation or leverage. In addition, the Maryland Fund’s ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. Any gains from futures and options transactions will be taxable; accordingly, the Adviser may not make extensive use of the techniques described.

The success of the Maryland Fund’s strategies in reducing risks depends on many factors, the most significant of which is the Adviser’s ability to predict market interest rate changes correctly, which differs from its ability to select portfolio securities. In addition, a hedge could be unsuccessful if the changes in the value of the Maryland Fund’s futures contract or option positions do not correlate to the changes in the value of its investments. It is also possible that the Maryland Fund may be unable to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or that the Maryland Fund may need to sell a portfolio security at a disadvantageous time, due to the need for the Maryland Fund to maintain “cover” or to segregate securities in connection with hedging transactions. Because the markets for futures and options are not always liquid, the Maryland Fund may be unable to close out or liquidate its hedged position and may be locked in during a market decline. The Adviser attempts to minimize the possible negative effects of these factors through careful selection and monitoring of the Maryland Fund’s futures and options positions. The Adviser is of the opinion that the Maryland Fund’s investments in futures transactions will not have a material adverse effect on the Maryland Fund’s liquidity or ability to honor redemptions.

The purchase and sale of options and futures contracts involve risks different from those involved with direct investments in securities and also require different skills from the Adviser in managing the portfolios. While utilization of options, future contracts and similar instruments may be advantageous to the Maryland Fund, if the Adviser is not successful in employing such instruments in managing the Maryland Fund’s investments or in predicting interest rate changes, the Maryland Fund’s performance will be worse than if the Maryland Fund did not use such instruments. In addition, the Maryland Fund will pay commissions and other costs in connection with such investments, which may increase the Maryland Fund’s expenses and reduce its yield.

The Maryland Fund’s current policy is to limit options and futures transactions to those described above. The Maryland Fund currently does not intend to purchase put and call options having a value in excess of 5% of its total assets.

Interest Rate Futures Contracts

Interest rate futures contracts, which are traded on commodity futures exchanges, provide for the sale by one party and the purchase by another party of a specified type and amount of financial instruments (or an index of financial instruments) at a specified future date. Interest rate futures contracts currently exist covering such financial instruments as U.S. Treasury bonds, notes and bills, Ginnie Mae certificates, bank certificates of deposit and 90-day commercial paper. An interest rate futures contract may be held until the underlying instrument is delivered and paid for on the delivery date, but most contracts are closed out before then by taking an offsetting position on a futures exchange.

The Maryland Fund may purchase an interest rate futures contract (that is, enter into a futures contract to purchase an underlying financial instrument) when it intends to purchase fixed-income securities but has not yet done so. This strategy is sometimes called an anticipatory hedge. This strategy is intended to minimize the effects of an increase in the price of the securities the Maryland Fund intends to purchase (but may also reduce the effects of a decrease in price), because the value of the futures contract would be expected to rise and fall in the same direction as the price of the securities the Maryland Fund intends to purchase. The Maryland Fund could purchase the intended securities either by holding the contract until delivery and receiving the financial instrument underlying the futures contract, or by purchasing the securities directly and closing out the futures contract position. If the Maryland Fund no longer wished to purchase the securities, it would close out the futures contract before delivery.

The Maryland Fund may sell a futures contract (that is, enter into a futures contract to sell an underlying financial instrument) to offset price changes of securities it already owns. This strategy is intended to minimize any price changes in the securities the Maryland Fund owns (whether increases or decreases) caused by interest rate changes, because the value of the futures contract would be expected to move in the opposite direction from the value of the securities owned by the Maryland Fund. The Maryland Fund does not expect ordinarily to hold futures contracts it has sold until delivery or to use securities it owns to satisfy delivery requirements. Instead, the Maryland Fund expects to close out such contracts before the delivery date.

The prices of interest rate futures contracts depend primarily on the value of the instruments on which they are based, the price changes of which, in turn, primarily reflect changes in current interest rates. Because there are a limited number of types of interest rate futures contracts, it is likely that the standardized futures contracts available to the Maryland Fund will not exactly match the securities the Maryland Fund wishes to hedge or intends to purchase, and consequently, will not provide a perfect hedge against all price fluctuation. However, since fixed-income instruments all respond similarly to changes in interest rates, a futures contract, the underlying instrument of which differs from the securities the Maryland Fund wishes to hedge or intends to purchase, may still provide protection against changes in interest rate levels. To compensate for differences in historical volatility between positions the Maryland Fund wishes to hedge and the standardized futures contracts available to it, the Maryland Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase.

Futures Trading

If the Maryland Fund does not wish to hold a futures contract position until the underlying instrument is delivered and paid for on the delivery date, it may attempt to close out the contract by entering into an offsetting position on a futures exchange that provides a trading venue for the contract. A futures contract is closed out by entering into an opposite position in an identical futures contract (for example, by purchasing a contract on the same instrument and with the same delivery date as a contract a Fund has sold) at the current price as determined on the futures exchange. The Maryland Fund’s gain or loss on closing out a futures contract depends on the difference between the price at which the Maryland Fund entered into the contract and the price at which the contract is closed out. Transaction costs in opening and closing futures contracts must also be taken into account. There can be no assurance that the Maryland Fund will be able to offset a futures position at the time it wishes to, or at a price that is advantageous. If the Maryland Fund was unable to enter into an offsetting position in a futures contract, it might have to continue to hold the contract until the delivery date, in which case it would continue to bear the risk of price fluctuation in the contract until the underlying instrument was delivered and paid for.

At the time the Maryland Fund enters into an interest rate futures contract, it is required to deposit with its custodian, in the name of the futures broker (known as a futures commission merchant, or “FCM”), a percentage of the contract’s value. This amount, which is known as initial margin, generally equals 5% or less of the value of the futures contract. Initial margin is in the nature of a good faith deposit or performance bond and is returned to the Maryland Fund when the futures position is terminated; after all contractual obligations have been satisfied. Futures margin does not represent a borrowing by the Maryland Fund, unlike margin extended by a securities broker, and depositing initial margin in connection with futures positions does not constitute purchasing securities on margin for the purposes of the Maryland Fund’s investment limitations. Initial margin may be maintained either in cash or in appropriate liquid securities such as U.S. Government securities.

As the contract’s value fluctuates, payments known as variation margin or maintenance margin are made to or received from the FCM. If the contract’s value moves against the Maryland Fund (i.e., the Maryland Fund’s futures position declines in value), the Maryland Fund may be required to make payments to the FCM, and, conversely, the Maryland Fund may be entitled to receive payments from the FCM if the value of its futures position increases. This process is known as marking-to-market and takes place on a daily and intra-day basis.

In addition to initial margin deposits, the Maryland Fund will instruct its custodian to segregate (or it will designate on its books as segregated) additional cash and appropriate liquid securities to cover its obligations under futures contracts it has purchased. The value of the assets held in the segregated account will be equal to the daily market value of all outstanding futures contracts purchased by the Maryland Fund, less the amount deposited as initial margin. When the Maryland Fund has sold futures contracts to hedge securities it owns, it will not sell those securities (or lend to another party) while the contracts are outstanding, unless it substitutes other similar securities for the securities sold or lent. The Maryland Fund will not sell futures contracts with a value exceeding the value of securities it owns, except that the Maryland Fund may do so to the extent necessary to adjust for differences in historical volatility between the securities owned and the contracts used as a hedge.

Risks of Interest Rate Futures Contracts

By purchasing an interest rate futures contract, the Maryland Fund in effect becomes exposed to price fluctuations resulting from changes in interest rates, and by selling a futures contract the Maryland Fund neutralizes those fluctuations. If interest rates fall, the Maryland Fund would expect to profit from an increase in the value of the instrument underlying a futures contract it had purchased, and if interest rates rise, the Maryland Fund would expect to offset the resulting decline in the value of the securities it owns by profits in a futures contract it has sold. If interest rates move in the direction opposite that which was contemplated at the time of purchase, however, the Maryland Fund’s positions in futures contracts could have a negative effect on the Maryland Fund’s NAV. If interest rates rise when the Maryland Fund has purchased futures contracts, the Maryland Fund could suffer a loss in its futures positions. Similarly, if interest rates fall, losses in a futures contract the Maryland Fund has sold could negate gains on securities the Maryland Fund owns, or could result in a net loss to the Maryland Fund. In this sense, successful use of interest rate futures contracts by the Maryland Fund will depend on the Adviser’s ability to hedge the Maryland Fund in the correct way at the appropriate time.

In addition, the market value of the futures contracts may not move in concert with the value of the securities the Maryland Fund wishes to hedge or intends to purchase. This may result from differences between the instrument underlying the futures contracts and the securities the Maryland Fund wishes to hedge or intends to purchase, as would be the case, for example, if the Maryland Fund hedged U.S. Treasury bonds by selling futures contracts on U.S. Treasury notes.

Even if the securities that are the objects of a hedge are identical to those underlying the futures contract, there may not be perfect price correlation between the two. Although the value of interest rate futures contracts is primarily determined by the price of the underlying financial instruments, the value of interest rate futures contracts is also affected by other factors, such as current and anticipated short-term and long-term interest rates, the time remaining until expiration of the futures contract, and conditions in the futures markets, which may not affect the current market price of the underlying financial instruments in the same way. In addition, futures exchanges establish daily price limits for interest rate futures contracts, and may halt trading in the contracts if their prices move upward and downward more than a specified daily limit on a given day. This could distort the relationship between the price of the underlying instrument and the futures contract, and could prevent prompt liquidation of unfavorable futures positions. The value of a futures contract may also move differently from the price of the underlying financial instrument because of inherent differences between the futures and securities markets, including variations in speculative demand for futures contracts and for debt securities, the differing margin requirements for futures contracts and debt securities, and possible differences in liquidity between the two markets.

Put Options on Interest Rate Futures Contracts

Purchasing a put option on an interest rate futures contract gives the Maryland Fund the right to assume a seller’s position in the contract at a specified exercise price at any time up to the option’s expiration date. In return for this right, the Maryland Fund pays the current market price for the option (known as the option premium), as determined on the commodity futures exchange where the option is traded.

The Maryland Fund may purchase put options on interest rate futures contracts to hedge against a decline in the market value of securities the Maryland Fund owns. Because a put option is based on a contract to sell a financial instrument at a certain price, its value will tend to move in the opposite direction from the price of the financial instrument underlying the futures contract; that is, the put option’s value will tend to rise when prices fall, and fall when prices rise. By purchasing a put option on an interest rate futures contract, the Maryland Fund would attempt to offset potential depreciation of securities it owns by appreciation of the put option. This strategy is similar to selling the underlying futures contract directly.

The Maryland Fund’s position in a put option on an interest rate futures contract may be terminated either by exercising the option (and assuming a seller’s position in the underlying futures contract at the option’s exercise price) or by closing out the option at the current price as determined on the futures exchange. If the put option is not exercised or closed out before its expiration date, the entire premium paid would be lost by the Maryland Fund. The Maryland Fund could profit from exercising a put option if the current market value of the underlying futures contract were less than the sum of the exercise price of the put option and the premium paid for the option because the Maryland Fund would, in effect, be selling the futures contract at a price higher than the current market price. The Maryland Fund could also profit from closing out a put option if the current market price of the option is greater than the premium a Fund paid for the option. Transaction costs must also be taken into account in these calculations. The Maryland Fund may close out an option it had purchased by selling an identical option (that is, an option on the same futures contract, with the same exercise price and expiration date) in a closing transaction on a futures exchange that provides a secondary market for the option. The Maryland Fund is not required to make futures margin payments when it purchases an option on an interest rate futures contract.

Compared to the purchase or sale of an interest rate futures contract, the purchase of a put option on an interest rate futures contract involves a smaller potential risk to the Maryland Fund because the maximum amount at risk is the premium paid for the option (plus related transaction costs). If prices of debt securities remain stable, however, purchasing a put option may involve a greater probability of loss than selling a futures contract, even though the amount of the potential loss is limited. The Adviser will consider the different risk and reward characteristics of options and futures contracts when selecting hedging instruments.

Risks of Transactions in Options on Interest Rate Futures Contracts

Options on interest rate futures contracts are subject to risks similar to those described above with respect to interest rate futures contracts. These risks include the risk that the Adviser may not hedge the Maryland Fund in the correct way at the appropriate time, the risk of imperfect price correlation between the option and the securities being hedged, and the risk that there may not be an active secondary market for the option. There is also a risk of imperfect price correlation between the option and the underlying futures contract.

Although the Adviser may purchase and write only those options for which there appears to be a liquid market, there can be no assurance that such a market will exist for any particular option at any particular time. If there were no liquid market for a particular option, the Maryland Fund might have to exercise an option it had purchased in order to realize any profit, and might continue to be obligated under an option it had written until the option expired or was exercised.

Regulatory Notification of Futures and Options Strategies

The Maryland Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like a Fund, from registration as a “commodity pool operator” with respect to a Fund under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to a Fund under the CEA. Effective December 31, 2012, the Maryland Fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the CFTC. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Maryland Fund’s positions in such investments may not exceed 5% of the liquidation value of the Maryland Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Maryland Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Maryland Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

Senior Securities

The 1940 Act prohibits the issuance of senior securities by a registered open-end Fund with one exception. The Maryland Fund may borrow from banks, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings of the Maryland Fund, provided that in the event that the Maryland Fund’s asset coverage falls below 300%, the Maryland Fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). The Maryland Fund’s non-bank borrowings for temporary purposes only, in an amount not exceeding 5% of the value of the total assets of that Maryland Fund at the time the borrowing is made, is not deemed to be an issuance of a senior security.

There are various investment techniques that may give rise to an obligation of the Maryland Fund to make a future payment about which the SEC has stated it would not raise senior security concerns, provided the Maryland Fund complies with SEC guidance regarding segregation of assets or cover for these investment techniques. Such investment techniques include, among other things, when-issued securities, forward contracts and repurchase agreements. The Fund is permitted to engage in these techniques.

Foreign Securities

Economic, Political and Social Factors. Certain non-U.S. countries, including emerging markets, may be subject to a greater degree of economic, political and social instability. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for the Maryland Fund to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the Maryland Fund could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the Maryland Fund’s investment in those markets and may increase the expenses of the Maryland Fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the Maryland Fund’s operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade. Whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, financial and other difficulties, the value and liquidity of the Maryland Fund’s investments may be negatively affected by the conditions in the countries experiencing the difficulties.

Sovereign Government and Supranational Debt. The Maryland Fund may invest in all types of debt securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or debt securities issued by supranational entities such as the World Bank. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on disbursements or assistance from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. Some sovereign debtors have rescheduled their debt payments, declared moratoria on payments or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Europe — Recent Events. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. Some European governments and banks have required assistance from the governments of other countries, and more such assistance may be required in the future; it may be politically difficult for the governments providing such assistance to continue to do so, which could result in further instability. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Even though the Maryland Fund does not generally invest in securities of issuers located in Europe, these events could negatively affect the value and liquidity of the Maryland Fund’s investments due to the interconnected nature of the global economy and capital markets. The Maryland Fund may also be susceptible to these events to the extent that the Maryland Fund invests in municipal obligations with credit support by non-U.S. financial institutions.

Recent Economic Events. The U.S. credit markets have been experiencing extreme volatility and disruption for more than five years. Instability in the credit markets has made it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. These developments may increase the volatility of the value of securities owned by a Fund. These developments may also make it more difficult for a Fund to accurately value its securities or to sell its securities on a timely basis. These developments may also adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by a Fund to make payments of principal and interest when due, lead to lower credit ratings of issuers and increased defaults by issuers. Such developments could, in turn, reduce the value of securities owned by a Fund and adversely affect the net asset value (“NAV”) of its shares.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) significantly revises and expands the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect a Fund or investments made by a Fund. Possible regulatory actions taken under these revised and expanded powers may include actions related to financial consumer protection, proprietary trading and derivatives. There is a risk that new and additional government regulation authorized by the Dodd-Frank Act could result in higher Fund costs and expenses. Legislators and regulators in the United States are currently considering a wide range of proposals in addition to the Dodd-Frank Act that, if enacted, could result in major changes to the way banking operations are regulated. In addition, the recent European debt crisis and related financial restructuring efforts have contributed to the instability in global credit markets. The strength and duration of any economic recovery will be impacted by the European debt crisis and the reaction to any efforts to address the crisis.

[●] MARYLAND TAX-FREE INCOME TRUST FUND - INVESTMENT POLICIES

The Maryland Fund has adopted the following fundamental investment limitations that cannot be changed except by a vote of its shareholders.

(1)
Borrowing: The Maryland Fund may not borrow money, except (i) in an amount not exceeding 33 1/3 % of the Maryland Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings) or (ii) by entering into reverse repurchase agreements or dollar rolls;

(2)
Underwriting: The Maryland Fund may not engage in the business of underwriting the securities of other issuers, except as permitted by the Investment Company Act of 1940, as amended (“1940 Act”), and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or SEC staff or to the extent that the Maryland Fund may be permitted to do so by exemptive order or other relief from the SEC or SEC staff (collectively, “1940 Act Laws, Interpretations and Exemptions”). This restriction does not prevent the Maryland Fund from engaging in transactions involving the acquisition, disposition or resale of portfolio securities, regardless of whether the Maryland Fund may be considered to be an underwriter under the Securities Act of 1933, as amended (“1933 Act”);

(3)
Loans: The f Maryland und may not lend money or other assets, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Maryland Fund from purchasing debt obligations in pursuit of its investment program, or for defensive or cash management purposes, entering into repurchase agreements, loaning its portfolio securities to financial intermediaries, institutions or institutional investors, or investing in loans, including assignments and participation interests;

(4)	Senior Securities: The Maryland Fund may not issue senior securities, except as permitted under the 1940 Act Laws, Interpretations and Exemptions;

(5)
Real Estate: The Maryland Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Maryland Fund from investing in issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein, investing in instruments that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities, including the right to enforce security interests;

(6)
Commodities: The Maryland Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Maryland Fund from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other similar financial instruments, or investing in securities or other instruments that are secured by physical commodities;

(7)
Concentration: The Maryland Fund may not make any investment if, as a result, the Maryland Fund’s investments will be concentrated (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in any one industry. This restriction does not limit the Maryland Fund’s investment in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements with respect thereto, or securities of municipal issuers.

With respect to a fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as Fund obligations that have a priority over the Maryland Fund’s shares with respect to the payment of dividends or the distribution of Maryland Fund assets. The 1940 Act prohibits the Maryland Fund from issuing senior securities except that the Maryland Fund may borrow money in amounts of up to one-third of the Maryland Fund’s total assets from banks for any purpose. The Maryland Fund may also borrow up to 5% of the Maryland Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Fund can increase the speculative character of a Fund’s outstanding shares through leveraging. Leveraging of the Maryland Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Maryland Fund’s net assets remain the same, the total risk to investors is increased to the extent of the Maryland Fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

Although not a part of the Maryland Fund’s fundamental investment limitation on concentration, it is the current position of the SEC staff that a Fund’s investments are concentrated in an industry when 25% or more of a Fund’s net assets are invested in issuers whose principal business is in that industry. For the purpose of the Maryland Fund’s fundamental limitation on concentration, private activity bonds issued by non-governmental users (“PABs”) will not be considered municipal obligations.

As a fundamental policy, under normal circumstances, the Maryland Fund will invest at least 80% of its net assets in municipal obligations (as defined below) the interest on which is not subject to Maryland state and local taxes, exclusive of any such obligations the interest on which is a tax preference item for purposes of the federal alternative minimum tax (“Tax Preference Item”). As interpreted by the SEC, net assets include any borrowings for investment purposes.

The foregoing fundamental investment limitations may be changed only by “the vote of a majority of the outstanding voting securities” of the Maryland Fund, a term defined in the 1940 Act to mean the vote (i) of 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Maryland Fund are present, or (ii) of more than 50% of the outstanding voting securities of the Maryland Fund, whichever is less.

Unless otherwise stated, the Maryland Fund’s investment policies and limitations are non-fundamental and may be changed by the Board without shareholder approval. The following are some of the non-fundamental investment limitations that the Maryland Fund currently observes:

(1)	Borrowing: The Maryland Fund will not borrow for investment purposes an amount in excess of 5% of its total assets.

(2)
Illiquid Securities: The f Maryland und may invest up to 15% of its net assets in illiquid securities. For this purpose, illiquid securities are those that cannot be sold or disposed of within seven days for approximately the price at which the Maryland Fund values the security.

(3)
Short Sales: The Maryland Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short). This restriction does not prevent the Maryland Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward commitment or delayed delivery basis or other financial instruments.

(4)
Margin Purchases: The Maryland Fund may not purchase securities on margin, except that (i) the Maryland Fund may obtain such short-term credits as are necessary for the clearance of transactions and (ii) the Maryland Fund may make margin payments in connection with foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.

The Maryland Fund is non-diversified; however, the Maryland Fund intends to continue to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (“Code”), which requires that, among other things, at the close of each quarter of the Maryland Fund’s taxable year, (i) with respect to 50% of the value of its total assets, no more than 5% of that value may be invested in the securities of any one issuer and (ii) no more than 25% of that value may be invested in the securities of any one issuer. These limits do not apply to U.S. Government securities or securities of other RICs.

Except as otherwise stated, if a fundamental or non-fundamental percentage limitation set forth in the Prospectus or this SAI is complied with at the time an investment is made, a later increase or decrease in percentage resulting from a change in the relevant parameters will not be considered to be outside the limitation. An investment will be deemed to have been made at the time the f Maryland und enters into a binding commitment to complete the investment. The Maryland Fund will monitor the level of borrowing in its portfolio and will make necessary adjustments to maintain the required asset coverage. If, due to subsequent fluctuations in value or any other reasons, the value of the Maryland Fund’s illiquid securities exceeds the percentage limitation applicable at the time of acquisition, the Maryland Fund will consider what actions, if any, are necessary to maintain adequate liquidity.

Portfolio Turnover

The portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. Short-term securities are excluded from the calculation. The fund’s portfolio turnover rate may vary from year to year, depending on market conditions. A high turnover rate (100% or more) will involve correspondingly greater transaction costs, which will be borne directly by the fund. It may also change the character of capital gains, if any, realized by the fund and would affect dividends paid to shareholders because short-term capital gains are taxable as ordinary income.

For the fiscal years ended March 31, the fund’s portfolio turnover rates were as follows:

Portfolio Turnover

For reporting purposes, the Maryland Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Maryland Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Maryland Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year.

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by the Maryland Fund. To the extent the portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through individual retirement accounts (“IRAs”) and other retirement plans which are not taxed currently on accumulations in their accounts).

For the fiscal years ended March 31, the fund’s portfolio turnover rates were as follows:

Portfolio Turnover Rates
2013 (%)	2014 (%)
13	8

MANAGEMENT

The overall management of the Trust’s business and affairs is invested with its Board. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Adviser, Administrator, Custodian and Transfer Agent, each as defined below. The day-to-day operations of the Trust are delegated to its officers, subject to a Fund’s investment objective, strategies and policies and to the general supervision of the Board. The Trustees and officers of the Trust, their ages, birth dates, and positions with the Trust, terms of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held are set forth in the table below.

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During Past 5 Years by Trustee(2)
Independent Trustees (3)
John Chrystal 615 E. Michigan St. Milwaukee, WI 53202 Age: 56	Trustee	Since 2011	Founder and Managing Partner of Bent Gate Advisors, LLC, a consulting firm that provides strategic advice and assistance to financial institutions. Previously a Partner at DiMaio Ahmad Capital, an investment management firm.	4	Director, Javelin Mortgage Investments, Inc.; Director, The Bancorp, Inc.; Trustee, Trust for Advised Portfolios (for series not affiliated with a Fund).
Albert J. DiUlio, S.J. 615 E. Michigan St. Milwaukee, WI 53202 Age: 71	Trustee	Since 2011	Treasurer, Midwest Province of the Society of Jesus. President of the Vatican Observatory Foundation, September 2011 through August 2014. Sabbatical, September 2010 through August 2011. Secretary for Finance and Higher Education USA Jesuit Conference, January 2005 through August 2010.	4	Trustee, Trust for Advised Portfolios (for series not affiliated with a Fund).

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During Past 5 Years by Trustee(2)
David S. Krause 615 E. Michigan St. Milwaukee, WI 53202 Age: 60	Trustee	Since 2011	Director of the Applied Investment Management program and Adjunct Assistant Professor of Finance at Marquette University.	4	Trustee, Trust for Advised Portfolios (for series not affiliated with a Fund).
Harry E. Resis 615 E. Michigan St. Milwaukee, WI 53202 Age: 68	Trustee	Since 2012	Private investor. Previously served as Director of U.S. Fixed Income for Henderson Global Investors.	4	Trustee, Trust for Advised Portfolios (for series not affiliated with a Fund).
Interested Trustee
Ian Martin(4) 615 E. Michigan St. Milwaukee, WI 53202 Age: 45	Chairman, Trustee	Since 2013	Executive Vice President, U.S. Bancorp Fund Services, LLC.	4	Trustee, Trust for Advised Portfolios (for series not affiliated with a Fund).

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Age: 39	President and Principal Executive Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC, (2011 to present); Vice President, Huntington Asset Services (2008 to 2011).
Steven J. Jensen 615 E. Michigan Street Milwaukee, WI 53202 Age: 56	Vice President, Chief Compliance Officer and AML Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC, (2011 to present); Field Finance Manager, Johnson Controls, Inc. (2008-2011).
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Age: 33	Treasurer and Principal Financial Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC, (2011 to present): Senior Fund Administrator, Huntington Asset Services (2002 to 2011).
Wendy M. Barron 615 E. Michigan Street Milwaukee, WI 53202 Age: 36	Assistant Treasurer	Since 2014	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC, (2008 to present).
Jeanine M. Bajczyk, Esq. 615 E. Michigan Street Milwaukee, WI 53202 Age: 49	Secretary	Since 2014	Senior Vice President and Counsel, U.S. Bancorp Fund Services, LLC (May 2006 to present).

(1)	Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term until the election of a successor.
(2)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(3)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(4)
Mr. Martin is an “interested person” of the Trust as defined by the 1940 Act. Mr. Martin is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Trust’s distributor.

Additional Information Concerning Our Board of Trustees

Board Leadership Structure. The Board has general oversight responsibility with respect to the operation of the Trust and a Fund. The Board has engaged the Adviser to manage the Funds and is responsible for overseeing the Adviser and other service providers to the Trust and the Funds in accordance with the provisions of the 1940 Act and other applicable laws. The Board has established an Audit Committee to assist the Board in performing its oversight responsibilities.

Given the fact there is only a small number of Funds in the Trust, the Trust does not have a Chairman of the Board, nor does the Trust have a lead disinterested trustee. The President of the Trust is the presiding officer at all meetings of the Board and sets the agenda for the Board meetings, with input from the trustees and other officers of the Trust. The Trust has determined that its leadership structure is appropriate in light of, among other factors, the asset size and nature of the Trust, the arrangements for the conduct of the Trust’s operations, the number of Trustees, and the responsibilities of the Board.

Board Oversight of Risk. Through its direct oversight role, and indirectly through the Audit Committee, and officers of a Fund and service providers, the Board performs a risk oversight function for the Funds. To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Funds; reviews and approves, as applicable, the compliance policies and procedures of the Funds; approves the Funds’ principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the Adviser, to review and discuss the activities of the Funds and to provide direction with respect thereto; and appoints a chief compliance officer of the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and its service providers.

The Trust has an Audit Committee, which plays a significant role in the risk oversight of the Funds as it meets annually with the auditors of the Funds. The Board also meets quarterly with the Funds’ chief compliance officer.

Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the, the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals. As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

Trust Committees. The Trust has three standing committees: the Nominating Committee, the Audit Committee, which also serves as the Qualified Legal Compliance Committee (“QLCC”), and the Valuation Committee.

The Board has created an audit committee which also serves as the Qualified Legal Compliance Committee (“QLCC”). The members consist of Messrs. Chrystal, DiUlio, Krause and Resis each of whom is an Independent Trustee. The primary functions of the audit committee are to select the independent registered public accounting firm to be retained to perform the annual audit of the Funds, to review the results of the audit, to review the Funds’ internal controls, to approve in advance all permissible non-audit services performed by the independent auditors and to review certain other matters relating to the Funds’ independent registered public accounting firm and financial records. The function of the QLCC is to receive reports from an attorney retained by the Trust of evidence of a material violation by the Trust or by any officer, director, employee or agent of the Trust.

The Nominating Committee, comprised entirely of the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary. The Nominating Committee will consider nominees nominated by shareholders. Recommendations by shareholders for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust By-Laws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive offices of the Trust not later than 120 days and no more than 150 days prior to the shareholder meeting at which any such nominee would be voted on.

The Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of the Trust’s President, Treasurer and Assistant Treasurer and is overseen by the Trustees. The function of the Valuation Committee is to review and oversee each Adviser’s valuation of securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee, and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board. The Valuation Committee meets as needed.

Board Oversight of Risk Management. As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways.

For example, the Audit Committee meets regularly with the Chief Compliance Officer to discuss compliance and operational risks. The Audit Committee also meets with the Treasurer and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The full Board receives reports from the Adviser and portfolio managers as to investment risks as well as other risks that may be also discussed in Audit Committee.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills. In addition to the information provided in the table above, below is certain additional information concerning each particular Trustee and certain of their Trustee Attributes. The information provided below, and in the table above, is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

Qualification of Trustees
John Chrystal’s experience as a partner of an investment management firm, and his experience as a partner of a consulting firm advising financial institutions, has provided him with an extensive knowledge of the highly regulated financial services industry, which knowledge he brings to the Board in a relatable, effective way.

Albert J. DiUlio, S.J.’s financing background, combined with his work experience, have provided him with a strong understanding of financial statements and experience addressing the complex issues that confront entities. As a trustee, Mr. DiUlio uses his financial background and experiences to enhance Board discussions with useful information and insights.

David S. Krause’s experience co-founding small businesses and as a professor in a graduate management program has honed his understanding of financial statements and the complex issues that confront businesses, making him a valuable resource to the Board.

Harry Resis’ background in fixed income securities analysis, with an emphasis on high yield securities, provides him with a practical knowledge of the underlying markets and strategies used by Funds in the Trust that will be useful to the Board in their analysis and oversight of the Funds.

Ian Martin has substantial mutual Fund operations and shareholder servicing experience through his position as Executive Vice President and Director of Transfer Agent Operations of U.S. Bancorp Fund Services, LLC, a full service provider to mutual Funds, which makes him a valuable resource to the Board as they contemplate shareholder servicing needs.

Each of Messrs. Chrystal, DiUlio, Krause, Resis and Martin takes a conservative and thoughtful approach to addressing issues facing a Fund. The combination of skills and attributes discussed above led to the conclusion that each of Messrs. Chrystal, DiUlio, Krause, Resis and Martin should serve as a trustee.

Trustee Ownership of Fund Shares and Other Interest. No Trustee owned shares of a Fund as of the calendar year ended December 31, 2013, which is prior to the inception date of a Fund.

As of December 31, 2013, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Adviser, the Distributor, as defined below, or an affiliate of the Adviser or Distributor. Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser, the Distributor or any affiliate thereof was a party.

Compensation. Set forth below is the anticipated compensation to be received by the Independent Trustees from the Funds for the fiscal year ending January 31, 2015. The Independent Trustees receive an annual retainer of $8,000 per year and a fee of $1,000 for each meeting of the Board of Trustees attended, including special meetings allocated among each of the various portfolios comprising the Trust. The Trustees also receive reimbursement from the Trust for expenses incurred in connection with attendance at meetings. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

	Estimated Aggregate Compensation from the Financial Services Fund(1)	Estimated Aggregate Compensation from the Socially Responsive Fund(1)	Estimated Aggregate Compensation from the Maryland Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Estimated Total Compensation from Fund Complex Paid to Trustees(2)
Name of Independent Trustee
John Chrystal	$[ ]	$[ ]	$[ ]	None	None	$[ ]
Albert J. DiUlio, S.J.	$[ ]	$[ ]	$[ ]	None	None	$[ ]
David S. Krause	$[ ]	$[ ]	$[ ]	None	None	$[ ]
Harry Resis	$[ ]	$[ ]	$[ ]	None	None	$[ ]
Name of Interested Trustee
Ian Martin	$0	$0	$0	None	None	$0
(1)	For the Funds’ fiscal year ending January 31, 2015.
(2)
There are currently three portfolios comprising the Trust. The term “Fund Complex” applies only to the four [    ] Funds. For the fiscal year ending January 31, 2015, Trustees’ fees are estimated in the amount of $[    ].

Control Persons, Principal Shareholders, and Management Ownership. A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of a Fund.

Since the Funds were not operational prior to the date of this SAI, there were no principal shareholders or control persons and the Trustees and officers of the Trust as a group did not own more than 1% of a Fund’s outstanding shares.

General Trust Information

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Fund. Each share represents an interest in a Fund proportionately equal to the interest of each other share. Upon a Fund’s liquidation, all shareholders would share pro rata in the net assets of a Fund available for distribution to shareholders.

With respect to each Fund, the Trust may offer more than one class of shares. The Trust reserves the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. The Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

For the fiscal year ended March 31, 2013, the Funds did not direct any amounts to brokerage transactions related to research services and did not pay any brokerage commissions related to research services.

The Funds contemplate that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The Funds’ Board has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate.

INVESTMENT MANAGEMENT AND OTHER SERVICES

[                ] or the “Adviser”) serves as the Funds’ adviser pursuant to an investment advisory agreement between the [Adviser] and the Trust (the “Advisory Agreement”). [    ] provides the day-to-day portfolio management of the Funds. The Adviser’s principal office is located at [    ]. The Adviser provides customized investment counsel to individuals, family groups and institutions. [    ] seeks to maximize performance while managing risk through an investment discipline that is supported by fundamental research and dedicated resources. The Adviser is an indirect wholly owned subsidiary of Stifel Financial Corp., a financial services holding company. As of __________, 2013, [    ] total assets under management were $[    ] billion.

For the fiscal years ended 2013, 2012 and 2011, the Funds paid management fees to their previous adviser Legg Mason Partners Fund Advisor, 620 Eighth Avenue, New York, New York 10018 as follows:

Financial Services Fund
For the fiscal year ended March 31	Gross Management Fees ($)	Management Fees Waived/Expense Reimbursements ($)	Net Management Fees (After Waivers/Expense Reimbursements) ($)
2014	812,335	0	812,335
2013	477,193	78,057	399,136
2012	439,909	96,857	343,052

Socially Responsive Fund
For the fiscal year ended January 31	Gross Management Fees ($)	Management Fees Waived/Expense Reimbursements ($)	Net Management Fees (After Waivers/Expense Reimbursements) ($)
2014	945,126	2,197	942,929
2013	940,397	646	939,751
2012	993,823	1,675	992,148

Maryland Fund
For the fiscal year ended March 31	Gross Management Fees ($)	Management Fees Waived/Expense Reimbursements ($)	Net Management Fees (After Waivers/Expense Reimbursements) ($)
2014	1,006,988	404,344	603,755
2013	1,164,333	507,202	657,131
2012	1,065,420	416,951	648,469

Portfolio Managers – Financial Services Fund

Below is set forth certain additional information with respect to the portfolio managers for the Financial Services Fund. Unless noted otherwise, all information is provided as of May 31, 2014.

Portfolio Managers Compensation

As compensation for the portfolio management function, the portfolio manager is paid a competitive base salary, generous employee benefits and is eligible to receive a discretionary bonus. The base salary is determined using a variety of factors, including: (i) years of experience; (ii) the overall size of the assets under management; (iii) type of accounts managed; (iv) contribution to portfolio performance; (v) contribution to firm management; (vi) contribution to the research and investment process; (vii) client service; and (viii) compliance with regulatory and prospectus requirements. The discretionary bonus is based in part on the overall contribution to [    ]’s business, and on the portfolio manager’s ability to gain new client business and retain existing business. A formula-based scheme directly linking compensation to investment performance as measured against a benchmark is not currently in place nor is one planned. Although some portion of portfolio manager compensation is broadly based on performance, portfolio “performance” is defined generally as the ability to provide long-term capital appreciation by investing primarily in common stocks. Compensation relating to management of the [    ] mutual funds and compensation relating to the management of other accounts are based on the same factors and no one type of account figures more heavily in the calculation of compensation.

Other Accounts Managed by the Portfolio Managers

The table below identifies the portfolio managers, the number of accounts (other than the Financial Service Fund) for which each portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, other accounts and, if applicable, the number of accounts and total assets in the accounts where fees are based on performance.

	Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based ($)
Christopher Perry, CFA	Registered investment companies	None	None	None	None
	Other pooled investment vehicles	None	None	None	None
	Other accounts	None	None	None	None
Lee Robertson, CFA	Registered investment companies	None	None	None	None
	Other pooled investment vehicles	None	None	None	None
	Other accounts	223	$298.05 million	None	None

Portfolio Manager Securities Ownership

The table below identifies ownership of the equity securities of the Financial Services Fund by the portfolio managers responsible for the day-to-day management of the Financial Services Fund as of May 31, 2014.

Portfolio Manager	Dollar Range of Ownership of Securities ($)
Christopher Perry	None
Lee Robertson	None

Portfolio Managers – Socially Responsive Fund

Below is set forth certain additional information with respect to the portfolio managers for the Socially Responsive Fund. Unless noted otherwise, all information is provided as of [January 31], 2014.

Portfolio Managers Compensation

As compensation for the portfolio management function, each portfolio manager is paid a competitive base salary, generous employee benefits and each is eligible to receive a discretionary bonus. The base salary is determined using a variety of factors, including: (i) years of experience; (ii) the overall size of the assets under management; (iii) type of accounts managed; (iv) contribution to portfolio performance; (v) contribution to firm management; (vi) contribution to the research and investment process; (vii) client service; and (viii) compliance with regulatory and prospectus requirements. The discretionary bonus is based in part on the overall contribution to [    ]’s business, and on the portfolio manager’s ability to gain new client business and retain existing business. A formula-based scheme directly linking compensation to investment performance as measured against a benchmark is not currently in place nor is one planned. Although some portion of portfolio manager compensation is broadly based on performance, portfolio “performance” is defined generally as the ability to provide high total return consisting of capital appreciation and current income, measured against the S&P 500 Index and Barclays Capital U.S. Aggregate Index, while investing in a socially responsive manner. Compensation relating to management of the [    ] mutual Funds and compensation relating to the management of other accounts are based on the same factors and no one type of account figures more heavily in the calculation of compensation.

Other Accounts Managed by the Portfolio Managers

The table below identifies the portfolio managers, the number of accounts (other than the Socially Responsive Fund) for which each portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, other accounts and, if applicable, the number of accounts and total assets in the accounts where fees are based on performance.

	Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based ($)
Ronald T. Bates	Registered investment companies	1	145.2 million	None	None
	Other pooled investment vehicles	None	None	None	None
	Other accounts	346	1.04 billion	None	None
Aimee M. Eudy	Registered investment companies	1	145.2 million	None	None
	Other pooled investment vehicles	None	None	None	None
	Other accounts	83	701.3 million	None	None

Portfolio Manager Securities Ownership

The table below identifies ownership of the equity securities of the Socially Responsive Fund by the portfolio managers responsible for the day-to-day management of the Socially Responsive Fund as of January 31, 2014.

Portfolio Manager	Dollar Range of Ownership of Securities ($)
Ronald T. Bates	100,001 — 500,000
Aimee M. Eudy	None

Portfolio Manager – Maryland Fund

Below is set forth certain additional information with respect to the portfolio manager for the Maryland Fund. Unless noted otherwise, all information is provided as of [March 31], 2014.

Portfolio Managers Compensation

As compensation for the portfolio management function, the portfolio manager is paid a competitive base salary and is eligible to receive a discretionary bonus. The portfolio manager is compensated based on a variety of factors, including contribution to portfolio performance, contribution to the research and investment process, and compliance with regulatory and prospectus requirements. A formula-based scheme directly linking compensation to investment performance as measured against a benchmark is not currently in place nor is one planned. Although some portion of portfolio manager compensation is broadly based on performance, portfolio “performance” is defined generally as meeting shareholder objectives as reflected in the Funds’ Prospectus rather than more narrowly as maximizing total return. Compensation relating to management of the [    ] mutual funds and compensation relating to the management of other accounts are based on the same factors and no one type of account figures more heavily in the calculation of compensation.

Other Accounts Managed by the Portfolio Manager

The table below identifies the portfolio manager, the number of accounts (other than the Maryland Fund) for which the portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, other accounts and, if applicable, the number of accounts and total assets in the accounts where fees are based on performance.

	Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based ($)
R. Scott Pierce, CFA	Registered investment companies	0	0	0	0
	Other pooled investment vehicles	0	0	0	0
	Other accounts	128	435.0 million	0	0

Portfolio Manager	Dollar Range of Ownership of Securities ($)
R. Scott Pierce	None

Potential Conflicts of Interest – Financial Services Fund and Socially Responsive Fund

Potential conflicts of interest may arise when a Fund portfolio manager also has day-to-day management responsibilities with respect to one or more other Funds or other accounts.

The Adviser and the Funds have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the Adviser and the individuals that each employs. For example, the Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage Funds and accounts that share a similar investment style. The Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple Funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Adviser and the Funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single Fund. The effects of this potential conflict may be more pronounced where Funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple Funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a Fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the Funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the Funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more Funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other Funds and/or accounts.

Selection of Broker/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain Funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to a Fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the Funds and/or accounts managed.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the Funds and/or accounts that he or she manages. If the structure of the manager’s management fee (and the percentage paid to the Adviser) and/or the portfolio manager’s compensation differs among Funds and/or accounts (such as where certain Funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain Funds and/or accounts over others. The portfolio manager might be motivated to favor Funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those Funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The Adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the manager and its affiliates.

Potential Conflicts of Interest - Maryland Fund

[    ] has not identified any material conflicts of interest arising in the connection with the portfolio manger’s simultaneous management of the Fund’s investments and the investments of other accounts managed by the adviser. Other accounts the portfolio manager manages have investment guidelines that differ significantly from those of the Fund and also have shorter average maturity profiles. As a result, the portfolio manager generally is not presented with investment opportunities that are appropriate both for the Fund and the other accounts he manages. Any potential conflicts are handled in accordance with [    ]’s trade allocation policy.

Expenses

In addition to amounts payable under the Advisory Agreement and the 12b-1 Plan (as discussed below as applicable), each Fund is responsible for its own expenses, including, among other things: interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of a Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of a Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to the issuance and redemption or repurchase of a Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying a Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to a Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of a Fund; Board fees; audit fees; travel expenses of officers, Trustees and employees of a Fund, if any; a Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering a Fund and its officers, Trustees and employees; and litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which a Fund is a party and any legal obligation which a Fund may have to indemnify a Fund’s Trustees and officers with respect thereto.

The Adviser may agree to implement an expense cap, waive fees and/or reimburse operating expenses for one or more classes of shares. Any such waived fees and/or reimbursed expenses are described in the Funds’ Prospectus. The expense caps and waived fees and/or reimbursed expenses do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demand related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of a Fund or class or the acquisition of all or substantially all of the assets of another Fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of a Fund or class (except to the extent relating to routine items such as the election of Trustees or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time.

In order to implement an expense cap, the Adviser will, as necessary, waive management fees or reimburse operating expenses. However, the Adviser is permitted to recapture amounts previously waived or reimbursed by the Adviser to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the expense cap shown in the Funds’ Prospectus. In no case will the Adviser recapture any amount that would result, on any particular Fund business day, in the Fund’s total annual operating expenses exceeding the expense cap.

Distribution Agreement

The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the “Distributor”), pursuant to which the Distributor acts as the Funds’ distributor, provides certain administration services and promotes and arranges for the sale of Fund shares. The offering of a Fund’s shares is continuous. The Distributor, USBFS, and Custodian are all affiliated companies. The Distributor is a registered broker-dealer and member of FINRA.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of a Fund’s outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of a Fund on 60 days’ written notice when authorized either by a majority vote of a Fund’s shareholders or by vote of a majority of the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Distribution Plan

The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act under which the Funds’ Classes pay the Distributor an amount which is accrued daily and paid quarterly, at the following rates of the average daily net assets of each Fund:

	Class A	Class B	Class C	Class I	Class FI	Class R
Financial Services Fund	0.25%	N/A	1.00%	N/A	0.25%	0.50%
Socially Responsive Fund	0.25%	1.00%	1.00%	N/A	0.25%	0.50%
Maryland Fund	0.15%	N/A	0.70%		0.25%	N/A

Amounts paid under the Plan, by a Fund, are paid to the Distributor to reimburse it for costs of the services it provides and the expenses it bears in the distribution of a Fund shares, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of a Fund shares to prospective investors; and preparation, printing and distribution of sales literature and advertising materials. Such fee is paid to the Distributor each year only to the extent of such costs and expenses of the Distributor under the Plan actually incurred in that year. In addition, payments to the Distributor under the Plan reimburse the Distributor for payments it makes to selected dealers and administrators which have entered into Service Agreements with the Distributor of periodic fees for services provided to shareholders of a Fund. The services provided by selected dealers pursuant to the Plan are primarily designed to promote the sale of shares of a Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to a Fund in servicing such shareholders. The services provided by the administrators pursuant to the Plan are designed to provide support services to a Fund and include establishing and maintaining shareholders’ accounts and records, processing purchase and redemption transactions, answering routine client inquiries regarding a Fund and providing other services to a Fund as may be required.

Under the Plan, the Trustees will be furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made. The Plan may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons. Continuation of the Plan is considered by such Trustees no less frequently than annually. With the exception of the Distributor and the Adviser, in their capacities as a Fund’s principal underwriter and distribution coordinator, respectively, no interested person has or had a direct or indirect financial interest in the Plan or any related agreement.

While there is no assurance that the expenditures of a Fund’s assets to finance distribution of shares will have the anticipated results, the Board believes there is a reasonable likelihood that one or more of such benefits will result, and because the Board is in a position to monitor the distribution expenses, it is able to determine the benefit of such expenditures in deciding whether to continue the Plan.

Any material amendment to the Plan must be approved by the Board, including a majority of the Independent Trustees, or by a vote of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the applicable class or classes. The Plan may be terminated, with respect to a class or classes of a Fund, without penalty at any time: (1) by vote of a majority of the Board, including a majority of the Independent Trustees; or (2) by a vote of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the applicable class or classes.

The Financial Services Fund, prior to [                ], paid the predecessor distributor the following service and distribution fees pursuant to the 12b-1 Plan during the fiscal year ended March 31, 2014:

Rule 12b-1 Fees
Class A	$151,223
Class C	$213,214

Distribution expenses incurred by during the fiscal year ended March 31, 2014 for compensation to Service Agents, printing costs of prospectuses and marketing materials are expressed in the following table.

	Third Party Fees ($)	Financial Consultant Compensation (Amortized) ($)	Marketing ($)	Printing ($)	Total Current Expenses ($)
Class A	151,223	0	40,513	983	192,719
Class C	173,279	21,966	16,048	470	211,763

No information is presented for Class FI or Class R shares because no shares of those classes were outstanding during the fiscal year ended March 31, 2014.

The Socially Responsive Fund, prior to [    ] paid the predecessor distributor the following service and distribution fees pursuant to the 12b-1 Plan during the fiscal year ended March 31, 2014.

The following service and distribution fees were incurred by the fund pursuant to the 12b-1 Plan during the fiscal year ended January 31, 2014:

Class A	$308,213
Class B	$74,419
Class C	$115,027

Distribution expenses incurred by [    ] during the fiscal year ended January 31, 2014 for compensation to Service Agents, printing costs of prospectuses and marketing materials are expressed in the following table.

	Third Party Fees ($)	Financial Consultant Compensation (Amortized) ($)	Marketing ($)	Printing ($)	Total Current Expenses ($)
Class A	308,213	0	32,984	444	341,641
Class B	68,487	2,192	6,447	33	77,159
Class C	103,057	8,277	13,705	37	125,076

No information is presented for Class FI or Class R shares because no shares of those classes were outstanding during the fiscal year ended January 31, 2014.

The predecessor Maryland Fund, prior to [    ], paid the predecessor distributor the following service and distribution fees pursuant to the 12b-1 Plan during the fiscal year ended March 31, 2014.

As compensation for its services and expenses, [    ] receives from the fund an annual service fee equivalent to 0.15% of the fund’s average daily net assets attributable to Class A shares in accordance with the Class A Plan. As compensation for its services and expenses, [   ] receives from the fund an annual distribution fee equivalent to 0.45% of its average daily net assets attributable to Class C shares and an annual service fee equivalent to 0.25% of its average daily net assets attributable to Class C shares in accordance with the Class C Plan. As compensation for its services and expenses, [    ] is authorized to receive from the fund an annual service fee equivalent to up to 0.25% of its average daily net assets attributable to Class FI shares in accordance with the Class FI Plan.

For the fiscal year ended March 31, 2014, the Fund incurred service fees of $195,312 with respect to Class A shares.

For the fiscal year ended March 31, 2014, the Fund incurred distribution and service fees of $224,792 with respect to Class C shares.

All such fees were paid to [    ], the Fund’s Principal Underwriter as provided for in the underwriting agreement between LMIS and the fund and pursuant to the Plans. As of the date of this SAI, Class FI had not yet commenced operations.

For the fiscal year ended March 31, 2014, [    ] did not waive any distribution or service fees with respect to the fund. Class FI shares had not commenced operations as of the end of the fiscal year.

For the fiscal year ended March 31, 2014, [    ] incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses and compensation to Service Agents and third parties as expressed in the following table. The previous distributor may have made revenue sharing payments in addition to the expenses shown here.

Class	Third Party Fees ($)	Financial Consultant Compensation (Amortized) ($)	Marketing ($)	Printing ($)	Total ($)
A	191,986	0	58,507	86	250,579
C	189,120	19,397	37,726	20	246,263

Other Service Providers

Fund Administrator, Transfer Agent and Fund Accountant

Pursuant to an administration agreement (the “Administration Agreement”), U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the administrator to the Funds. USBFS provides certain services to the Funds including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV per share and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, USBFS does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

Pursuant to the Administration Agreement, as compensation for its fund administration, portfolio compliance and Fund accounting services, USBFS receives from each Fund, a fee based on each Fund’s current average daily net assets of: 0.08% on the first $250 million, 0.06% on the next $250 million and 0.05% on the remaining assets, with a minimum initial annual fee of $78,000. USBFS also is entitled to certain out-of-pocket expenses. USBFS also acts as fund accountant, transfer agent (the “Transfer Agent”) and dividend disbursing agent under separate agreements. Additionally, the Administrator provides Chief Compliance Officer services to the Trust under a separate agreement. The cost of the Chief Compliance Officer’s services is charged to each Fund and approved by the Board annually.

Custodian

Pursuant to a Custody Agreement between the Trust and U.S. Bank National Association, located at 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212 (the “Custodian”), the Custodian serves as the custodian of each Fund’s assets, holds each Fund’s portfolio securities in safekeeping, and keeps all necessary records and documents relating to its duties. The Custodian is compensated with an asset-based fee plus transaction fees and is reimbursed for out-of-pocket expenses.

The Custodian and Administrator do not participate in decisions relating to the purchase and sale of securities by the Funds. The Administrator, Transfer Agent, Custodian and a Fund’s Distributor (as defined below) are affiliated entities under the common control of U.S. Bancorp. The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual Funds in which the Funds may invest.

Independent Registered Public Accounting Firm
[                                              ]

Legal Counsel

Bingham McCutchen LLP, 2020 K Street NW, Washington, DC 20006-1806, serves as legal counsel to the Trust. Bingham McCutchen also serves as independent legal counsel to the Board of Trustees.

Codes of Ethics

The Trust, the Adviser and the Distributor, as defined below, have each adopted separate Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, access persons of the Adviser and Distributor to invest in securities that may be purchased or held by a Fund.

Proxy Voting Policies and Procedures

The Board has adopted Proxy Voting Policies and Procedures (the “Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of a Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Policies and a record of each proxy voted by the Adviser on behalf of each Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

A copy of the Adviser’s policies and procedures used to determine how to vote proxies related to portfolio securities can be found in Appendix B.

The Trust is required to file a Form N-PX, with each Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. Each Fund’s proxy voting record will be available without charge, upon request, by calling toll-free [           ] and on the SEC’s website at www.sec.gov.

PURCHASE OF SHARES
General

See the Funds’ Prospectus for a discussion of which classes of shares are available for purchase and who is eligible to purchase shares of each class.

Investors may purchase shares from a Service Agent. In addition, certain investors, including retirement plans purchasing through certain Service Agents, may purchase shares directly from a Fund. When purchasing shares of a Fund, investors must specify the class of shares being purchased. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the transfer agent are not subject to a maintenance fee.

The information provided below supplements the information contained in the Prospectus regarding the purchase and redemption of each Fund shares.

How to Buy Shares

You may purchase shares of a Fund from securities brokers, dealers or financial intermediaries (collectively, “Financial Intermediaries”). Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged. Each Fund may enter into arrangements with certain Financial Intermediaries whereby such Financial Intermediaries are authorized to accept your order on behalf of a Fund. If you transmit your order to these Financial Intermediaries before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, shares will be purchased at the appropriate per share price next computed after it is received by the Financial Intermediary. Investors should check with their Financial Intermediary to determine if it participates in these arrangements.

The public offering price of each Fund shares is the NAV per share. Shares are purchased at the public offering price next determined after the Transfer Agent receives your order in good order. In most cases, in order to receive that day’s public offering price, the Transfer Agent must receive your order in good order before the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m., Eastern Time.

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of a Fund’s shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the Distributor such rejection is in the best interest of a Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of a Fund’s shares.

In addition to cash purchases, each Fund’s shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities. Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with a Fund’s objective and otherwise acceptable to the Adviser and the Board.

REDEMPTION OF SHARES

How to Sell Shares and Delivery of Redemption Proceeds

You can sell your Fund shares any day the NYSE is open for regular trading, either directly to a Fund or through your Financial Intermediary.

Payments to shareholders for shares of a Fund redeemed directly from a Fund will be made as promptly as possible, but no later than seven days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of a Fund’s shareholders. Under unusual circumstances, a Fund may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of a Fund’s portfolio securities at the time of redemption or repurchase.

Telephone Redemptions

Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone. Upon receipt of any instructions or inquiries by telephone from the shareholder, a Fund or its authorized agents may carry out the instructions and/or respond to the inquiry consistent with the shareholder’s previously established account service options. For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners. In acting upon telephone instructions, a Fund and its agents use procedures that are reasonably designed to ensure that such instructions are genuine. These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.

USBFS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If USBFS fails to employ reasonable procedures, a Fund and USBFS may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, however, to the extent permitted by applicable law, neither a Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For additional information, contact USBFS.

Additional Purchase and Redemption Information

Class I Shares. The following persons are eligible to purchase Class I shares of the Funds: (i) current employees of the Financial Services Fund’s manager and its affiliates; (ii) current and former board members of investment companies managed by affiliates of [           ]; (iii) current and former board members of [           ]; and (iv) the immediate families of such persons. Immediate families are such person’s spouse, including the surviving spouse of a deceased board member, and children under the age of 21. For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

Under certain circumstances, an investor who purchases Fund shares pursuant to a fee-based advisory account program of an Eligible Financial Intermediary as authorized by the [Adviser] may be afforded an opportunity to make a conversion between one or more share classes owned by the investor in the same Fund to Class I shares of that Fund. Such a conversion in these particular circumstances does not cause the investor to realize taxable gain or loss.

Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, the Distributor or the transfer agent is authorized through preauthorized transfers of at least $50 on a monthly, quarterly, every alternate month, semi-annual or annual basis to charge the shareholder’s account held with a bank or other financial institution as indicated by the shareholder, to provide for systematic additions to the shareholder’s Fund account. A shareholder who has insufficient Funds to complete the transfer will be charged a fee of up to $25 by the Distributor or the transfer agent. The Systematic Investment Plan authorizes the Distributor to apply cash held in the shareholder’s brokerage account to make additions to the account. Additional information is available from a Fund or a Service Agent.

For additional information regarding applicable investment minimums and eligibility requirements for purchases of Financial Services Fund shares, please see the Financial Services Fund’s Prospectus.

Sales Charge Alternatives

The following classes of Fund shares are available for purchase. See the Prospectus for a discussion of who is eligible to purchase certain classes and of factors to consider in selecting which class of shares to purchase.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the NAV plus an initial sales charge, as described in the Funds’ Prospectus.

Members of the selling group may receive a portion of the sales charge as described in the Prospectus and may be deemed to be underwriters of the Fund as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A shares of the Financial Services Fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase, you will pay a contingent deferred sales charge of 1.00%.

The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

Class C Shares. Class C shares are sold without an initial sales charge but are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions” below.

Class FI, Class R and Class I Shares. Class FI, Class R and Class I shares are sold at NAV with no initial sales charge and no contingent deferred sales charge upon redemption.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at NAV without an initial sales charge in the following circumstances:

(a)
sales to (i) current and retired Board Members, (ii) current employees of [Adviser] and its subsidiaries, (iii) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (iv) a pension, profit-sharing or other benefit plan for the benefit of such persons;

(b)
sales to any employees of Service Agents having dealer, service or other selling agreements with the Funds’ Distributor or otherwise having an arrangement with any such Service Agent with respect to sales of Fund shares, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c)	offers of Class A shares to any other investment company to effect the combination of such company with a Fund by merger, acquisition of assets or otherwise;

(d)
purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another Fund sold by the Adviser that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e)	purchases by certain separate accounts used to Fund unregistered variable annuity contracts;

(f)
purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by broker/dealers and other financial institutions that have entered into agreements with [      ]; and

(g)
purchases by direct retail investment platforms through mutual Fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the sales charge.

All existing retirement plan shareholders who purchased Class A shares at NAV prior to November 20, 2006, are permitted to purchase additional Class A shares at NAV. Certain existing programs for current and prospective retirement plan investors sponsored by financial intermediaries approved by [[      ]] prior to November 20, 2006 will also remain eligible to purchase Class A shares at NAV.

Accumulation Privilege — allows you to combine the current value of shares of a Fund with other shares of Funds sold by the Distributor that are owned by:

●	you or

●	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

If you hold Fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent — Helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of Funds managed by the Adviser over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of seven Asset Level Goal amounts, as follows:

Asset Level Goal
(1) $25,000	(5) $500,000
(2) $50,000	(6) $750,000
(3) $100,000	(7) $1,000,000
(4) $250,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to pay the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific Fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the Funds sold by the Distributor.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.

Eligible Fund Purchases. Generally, any shares of a [    ] Funds may be credited towards your Asset Level Goal.

The eligible Funds may change from time to time. Investors should check with their Service Agent to see which Funds may be eligible.

Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your Asset Level Goal.

Eligible Prior Purchases. You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Increasing the Amount of the Letter of Intent. You may at any time increase your Asset Level Goal. You must, however, contact your Service Agent, or if you purchase your shares directly through the transfer agent, contact the transfer agent, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then-current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter of Intent and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Asset Level Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with the Funds’ Prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter of Intent. You may cancel a Letter of Intent by notifying your Service Agent in writing, or if you purchase your shares directly through the transfer agent, by notifying the transfer agent in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date your Letter of Intent (or the date of any increase in the amount of the Letter) is accepted will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal whether because you made insufficient Eligible Fund Purchases, redeemed all of your holdings or cancelled the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through the transfer agent, the transfer agent, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Contingent Deferred Sales Charge Provisions

“Contingent deferred sales charge shares” are: (a) Class C shares and (b) Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable contingent deferred sales charge will be assessed on the NAV at the time of purchase or redemption, whichever is less.

Class A shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 18 months of purchase. Class C shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The Distributor receives contingent deferred sales charges in partial consideration for its expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% per month of the shareholder’s account balance at the time the withdrawals commence, up to a maximum of 12.00% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) mandatory post-retirement distributions from retirement plans or IRAs commencing on or after attainment of age 70½ (except that shareholders who purchased shares subject to a contingent deferred sales charge prior to May 23, 2005 will be “grandfathered” and will be eligible to obtain the waiver at age 59½ by demonstrating such eligibility at the time of redemption); (e) involuntary redemptions; (f) redemptions of shares to effect a combination of a Fund with any investment company by merger, acquisition of assets or otherwise; (g) tax-free returns of an excess contribution to any retirement plan; and (h) certain redemptions of shares of a Fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the Distributor or the manager.

The contingent deferred sales charge is waived on Class C shares purchased by retirement plan omnibus accounts held on the books of a Fund.

Contingent deferred sales charge waivers will be granted subject to confirmation by the Distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

Grandfathered Retirement Program with Exchange Features

Certain retirement plan programs with exchange features in effect prior to November 20, 2006 (collectively, the “Grandfathered Retirement Program”), that are authorized by the Distributor to offer eligible retirement plan investors the opportunity to exchange all of their Class C shares for Class A shares of an applicable Fund, are permitted to maintain such share class exchange feature for current and prospective retirement plan investors. Under the Grandfathered Retirement Program, Class C shares of a Fund may be purchased by plans investing less than $3 million. Class C shares are eligible for exchange into Class A shares not later than eight years after the plan joins the program. They are eligible for exchange in the following circumstances:

If a participating plan’s total Class C holdings equal at least $3,000,000 at the end of the fifth year after the date the participating plan enrolled in the Grandfathered Retirement Program, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of a Fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same Fund regardless of asset size at the end of the eighth year after the date the participating plan enrolled in the Grandfathered Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same Fund. Any Class C shares not converted will continue to be subject to the distribution fee.

For further information regarding this Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Grandfathered Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding Class C exchange privileges applicable to their plan.

EXCHANGE PRIVILEGE

The exchange privilege enables shareholders to acquire shares of the same class in another Fund with different investment objectives when they believe that a shift between Funds is an appropriate investment decision. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each Fund into which an exchange is being considered. The Funds’ Prospectus describes the requirements for exchanging shares of a Fund.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value, and the proceeds, net of any applicable sales charge, are immediately invested in shares of a Fund being acquired at that Fund’s then-current net asset value. The Fund reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Additional Information Regarding the Exchange Privilege

The Funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a Fund and its shareholders. See “Frequent Trading of Fund Shares” in the Funds’ Prospectus.

During times of drastic economic or market conditions, a Fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components — redemption orders with a simultaneous request to purchase the other Fund’s shares. In such a case, the redemption request would be processed at a Fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after a Fund being purchased formally accepts the order, which may result in the purchase being delayed.

The exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold Fund shares through a Service Agent, their Service Agent, to obtain more information and prospectuses of the Funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan is available to those shareholders who own shares directly with a Fund. You should contact your Financial Adviser to determine if it offers a similar service.

Class A and Class C Shareholders

Class A and Class C shareholders having an account with a balance of $10,000 or more may elect to make withdrawals of a minimum of $50 on a monthly basis. There are two ways to receive payment of proceeds of redemptions made through the Systematic Withdrawal Plan: (1) Check mailed by a Fund’s transfer agent — Fund shares will be redeemed on the 25th of each month or the next business day and a check for the proceeds will be mailed within three business days; or (2) ACH to checking or savings account — redemptions of Fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. You may change the monthly amount to be paid to you without charge by notifying a Fund. You may terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by contacting a Fund. The Fund, its transfer agent, and [    ] reserve the right to modify or terminate the Systematic Withdrawal Plan at any time. See “Waivers of Contingent Deferred Sales Charge”, above, for information about application of the contingent deferred sales charge to withdrawals under the Systematic Withdrawal Plan.

Class FI and Class I Shareholders

Certain shareholders of a Fund’s Class FI or Class I shares with an initial NAV of $1,000,000 or more may be eligible to participate in the [           ] Systematic Withdrawal Plan. Receipt of payment of proceeds of redemptions made through the Systematic Withdrawal Plan will be wired through ACH to your checking or savings account — redemptions of Fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. Requests must be made in writing [           ] to participate in, change or discontinue the Systematic Withdrawal Plan. You may change the monthly amount to be paid to you or terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by notifying Legg Mason Investor Services — Institutional. The Fund, its transfer agent, and [           ] also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

VALUATION OF SHARES

The NAV of each Fund is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern Time), each day the NYSE is open for trading. The NYSE annually announces the days on which it will not be open for trading. It is expected that the NYSE will not be open for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

NAV is calculated by adding the value of all securities and other assets attributable to a Fund (including interest and dividends accrued, but not yet received), then subtracting liabilities attributable to a Fund (including accrued expenses).

Generally, a Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by a Fund’s Adviser with oversight by the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Adviser considers, among other things: (1) the last sales price on the securities exchange, if any, on which a security is primarily traded; (2) the mean between the bid and asked prices; (3) price quotations from an approved pricing service; and (4) other factors as necessary to determine a fair value under certain circumstances.

Securities primarily traded in the NASDAQ Global Market® for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. OTC securities which are not traded in the NASDAQ Global Market® shall be valued at the most recent sales price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by or under the direction of the Board.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. In order to reflect their fair value, short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day.

Each Fund’s securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time a Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, a Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating a Fund’s NAV in advance of the time the NAV is calculated. The Adviser anticipates that a Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable or are unavailable.

An option that is written or purchased by a Fund shall be valued using composite pricing via the National Best Bid and Offer quotes. Composite pricing looks at the last trade on the exchange where the option is traded. If there are no trades for an option on a given business day, as of closing, a Fund will value the option at the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. For options where market quotations are not readily available, fair value shall be determined by a Fund’s Adviser with oversight by the Trust’s Valuation Committee.

All other assets of a Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

Redemptions In-Kind

The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (in excess of the lesser of (i) $250,000 or (ii) 1% of a Fund’s assets). Each Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by a distribution in-kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV per share for the shares being sold. If a shareholder receives a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

Each Fund does not intend to hold any significant percentage of its portfolio in illiquid securities, although each Fund, like virtually all mutual Funds, may from time to time hold a small percentage of securities that are illiquid. In the unlikely event a Fund would to elect to make an in-kind redemption, a Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If a Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or a Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Funds do not anticipate that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

Distributions and Tax Information

Distributions

Dividends from net investment income and distributions from net profits from the sale of securities are generally made annually. Also, each Fund typically distributes any undistributed net investment income on or about December 31 of each year. Any net capital gains realized through the period ended October 31 of each year will also be distributed by December 31 of each year.

Each distribution by a Fund is accompanied by a brief explanation of the form and character of the distribution. In January of each year, each Fund will issue to each shareholder a statement of the federal income tax status of all distributions.

Tax Information

Each series of the Trust is treated as a separate entity for federal income tax purposes. Each Fund has elected, and intends to qualify each year, to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a regulated investment company, each Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual Fund income); and (b) diversify its holdings so that, at the end of each quarter of a Fund’s taxable year, (i) at least 50% of the market value of a Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of a Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that a Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”

As a regulated investment company, each Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, each Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, its taxable income other than its net capital gain, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. Each Fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders. Each Fund’s policy is to distribute to its shareholders all of its investment company taxable income and any net realized long term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that each Fund will not be subject to any federal income or excise taxes. However, a Fund can give no assurances that distributions will be sufficient to eliminate all taxes.

If, for any taxable year, a Fund should fail to qualify as a regulated investment company under the Code or should fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by a Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from a Fund’s current and accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, if a Fund should fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, a Fund may cure a failure to qualify as a regulated investment company, but in order to do so a Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, a Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

To avoid a non-deductible excise tax, each Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year at least the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year, and (iii) any amounts from the prior calendar year that were not distributed and on which no federal income tax was paid by a Fund or shareholders.

For U.S. federal income tax purposes, unused capital loss carryforwards that arose in tax years that began on or before December 22, 2010 (“Pre-2011 Losses”) are available to be applied against future capital gains, if any, realized by a Fund prior to the expiration of the carryforwards. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010 (a “Post-2010 Loss”), the excess of a Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of a Fund’s next taxable year, and the excess (if any) of a Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of a Fund’s next taxable year. Post-2010 Losses can be carried forward indefinitely to offset capital gains, if any, in years following the year of the loss, and such carryforwards must be utilized before a Fund can utilize any carryforwards of Pre-2011 Losses. Under certain circumstances, a Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year following the taxable year in which they were actually incurred.

Each Fund’s net investment income generally consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of a Fund. Taxable dividends and distributions are subject to tax whether you receive them in cash or in additional shares.

Distributions of net investment income and net short term capital gains are taxable to shareholders as ordinary income or, for noncorporate shareholders, as qualified dividend income. Distributions from a Fund’s net capital gain (i.e., the excess of a Fund’s net long-term capital gains over its net short-term capital losses) are taxable to shareholders as long-term capital gains regardless of the length of time shares have been held. In general, to the extent that a Fund receives qualified dividend income, a Fund may report a portion of the dividends it pays as qualified dividend income, which for noncorporate shareholders is subject to tax at reduced tax rates. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (i.e., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, and foreign corporations if the stock with respect to which the dividend was paid is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions are deducted from a Fund’s assets before it calculates the net asset value) with respect to such dividend (or a Fund fails to satisfy this holding period requirement with respect to the underlying dividend-paying stock), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Distributions received by a Fund from another regulated investment company will be treated as qualified dividend income only to the extent so reported by such other regulated investment company. If 95% or more of a Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, a Fund may report all distributions of such income as qualified dividend income.

Dividends paid by a Fund that are attributable to dividends received by a Fund from domestic corporations may qualify for the dividends-received deduction for corporate shareholders of a Fund.

There is no requirement that a Fund take into consideration any tax implications when implementing its investment strategy. If a Fund’s distributions exceed its earnings and profits, all or a portion of the distributions may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce each shareholder’s cost basis, resulting in a higher capital gain or lower capital loss when the shares on which the distribution was received are sold. After a shareholder’s basis in the shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s shares.

Shareholders who choose to receive taxable distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date.

A dividend or other distribution by a Fund is generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income in computing a shareholder’s liability for the alternative minimum tax. Shareholders should note that a Fund may make taxable distributions of income and capital gains even when share values have declined.

The Funds may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Funds do not expect to be eligible to elect to pass through foreign taxes to their shareholders, who therefore will not be entitled to credits or deductions on their own tax returns for foreign taxes paid by a Fund. Foreign taxes paid by a Fund may reduce the return from a Fund’s investments.

A shareholder may recognize a taxable gain or loss on a redemption of Fund shares. Any loss realized upon redemption of shares within six months from the date of their purchase will be treated as a long term capital loss to the extent of any amounts treated as distributions of long term capital gains during such six month period. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of a Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

Dividends and distributions from a Fund will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

Under the Code, a Fund will be required to report to the Internal Revenue Service (“IRS”) all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations. For redemptions of Fund shares purchased on or after January 1, 2012, a Fund will also be required to report cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. If a shareholder has a different basis for different shares of a Fund, acquired on or after January 1, 2012, in the same account (e.g., if a shareholder purchased shares in the same account at different times for different prices), a Fund will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The Fund’s default method for calculating basis will be the average basis method, under which the basis per share is reported as the average of the bases of all of the shareholder’s Fund shares in the account. A shareholder may elect, on an account-by-account basis, to use a method other than average basis by following procedures established by a Fund or its administrative agent. If such an election is made on or prior to the date of the first exchange or redemption of shares in the account and on or prior to the date that is one year after the shareholder receives notice of a Fund’s default method, the new election will generally apply as if the average basis method had never been in effect for such account. If such an election is not made on or prior to such dates, the shares in the account at the time of the election will retain their averaged bases. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax at the rate of 28% in the case of non-exempt shareholders who fail to furnish a Fund with their taxpayer identification numbers or with required certifications regarding their status under the federal income tax law, or if the IRS notifies a Fund that such backup withholding is required. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide a Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided. The Fund reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty).

This discussion and the related discussion in the Prospectus have been prepared by the Funds management. The information above is only a summary of some of the tax considerations generally affecting each Fund and its shareholders. No attempt has been made to discuss individual tax consequences and this discussion should not be construed as applicable to all shareholders’ tax situations. Investors should consult their own tax advisors to determine the suitability of a Fund and the applicability of any state, local or foreign taxation.

PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by each Fund and which broker-dealers are eligible to execute each Fund’s portfolio transactions. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for each Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which a Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Adviser will seek best execution. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Adviser that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Agreement with each Fund, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of a Fund subject to rules adopted by the Financial Industry Regulatory Authority, Inc. (“FINRA”) and the SEC.

While it is each Fund’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for a Fund, in accordance with Section 28(e) under the Securities and Exchange Act of 1934, when it is determined that more than one broker can deliver best execution, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to a Fund or to the Adviser, even if the specific services are not directly useful to a Fund and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, a Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer.

Investment decisions for each Fund are made independently from those of other client accounts or mutual Funds managed or advised by the Adviser. Nevertheless, it is possible that at times identical securities will be acceptable for both a Fund and one or more of such client accounts or mutual Funds. In such event, the position of a Fund and such client account(s) or mutual Funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts or mutual Funds seek to acquire the same security as a Fund at the same time, a Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security.

Aggregate Brokerage Commissions Paid

For the fiscal years ended March 31, 2014, March 31, 2013 and March 31, 2012, the predecessor Financial Services Fund paid aggregate brokerage commissions as set forth in the table below.

Fiscal Year ended March 31,	Aggregate Brokerage Commissions Paid ($)
2014	95,636
2013	34,066
2012	55,408

For the fiscal years ended March 31, 2013, March 31, 2012 and March 31, 2011, the predecessor Financial Services Fund did not pay any brokerage commissions to [    ] or its affiliates.

For the fiscal year ended March 31, 2014, the predecessor Financial Services Fund paid commissions to brokers that provided research services as follows:

Total Dollar Amount of Brokerage Transactions Related to Research Services ($)	Total Dollar Amount of Brokerage Commissions Paid on Transactions Related to Research Services ($)
114,133	11

The Financial Services Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The Fund’s Board has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate.

For the fiscal years ended January 31, 2014, 2013 and 2012, the predecessor Socially Responsive Fund paid aggregate brokerage commissions as set forth in the table below.

Fiscal Year Ended	Aggregate Brokerage Commissions Paid ($)
2014	45,014
2013	57,005
2012	99,861

For the fiscal years ended January 31, 2014, 2013 and 2012, the predecessor Socially Responsive Fund did not pay any brokerage commissions to [    ] or its affiliates.

For the fiscal year ended January 31, 2014, the predecessor Socially Responsive Fund paid commissions to brokers that provided research services as follows:

Total Dollar Amount of Brokerage Transactions Related to Research Services ($)	Total Dollar Amount of Brokerage Commissions Paid on Transactions Related to Research Services ($)
586,147	683

The predecessor Maryland Fund, for the fiscal years ended January 31, 2014, 2013, and 2012 did not pay any brokerage commissions.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Adviser and the Funds maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by each Fund. These portfolio holdings disclosure policies have been approved by the Board. Disclosure of each Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual report and semi-annual report to each Fund’s shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

Pursuant to the Trust’s portfolio holdings disclosure policies, information about each Fund’s portfolio holdings is not distributed to any person unless:

■	The disclosure is required pursuant to a regulatory request, court order or is legally required in the context of other legal proceedings;
■
The disclosure is made to a mutual Fund rating and/or ranking organization, or person performing similar functions, who is subject to a duty of confidentiality, including a duty not to trade on any non-public information;

■
The disclosure is made to internal parties involved in the investment process, administration, operation or custody of each Fund, including, but not limited to each Fund’s administrator, U.S. Bancorp Fund Services, LLC (“USBFS”) and the Trust’s Board of Trustees, attorneys, auditors or accountants;

■	The disclosure is made: (a) in connection with a quarterly, semi-annual or annual report that is available to the public; or (b) relates to information that is otherwise available to the public; or
■	The disclosure is made with the prior written approval of either the Trust’s Chief Compliance Officer or his or her designee.

Certain of the persons listed above receive information about each Fund’s portfolio holdings on an ongoing basis. Each Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information and operate in the best interest of a Fund’s shareholders. These persons include:

■	A mutual fund rating and/or ranking organization, or person performing similar functions, who is subject to a duty of confidentiality, including a duty not to trade on any non-public information;
■
Rating and/or ranking organizations, specifically: Lipper; Morningstar; Standard & Poor’s; Bloomberg; Vickers-Stock Research Corporation; Thomson Financial; and Capital-Bridge, all of which currently receive such information between the fifth and tenth business day of the month following the end of a calendar quarter; or

■
Internal parties involved in the investment process, administration, operation or custody of a Fund, specifically: USBFS; the Trust’s Board of Trustees; and the Trust’s attorneys and accountants (currently, Bingham McCutchen LLP and [    ], respectively), all of which typically receive such information after it is generated.

Any disclosures to additional parties not described above is made with the prior written approval of either the Trust’s Chief Compliance Officer or his or her designee, pursuant to the Trust’s Policy and Procedures Regarding Disclosure of Portfolio Holdings.

The Chief Compliance Officer or designated officer of the Trust will approve the furnishing of non-public portfolio holdings to a third party only if they consider the furnishing of such information to be in the best interest of each Fund and its shareholders and if no material conflict of interest exists regarding such disclosure between shareholders interest and those of the Adviser, Distributor or any affiliated person of a Fund. No consideration may be received by each Fund, the Adviser, any affiliate of the Adviser or their employees in connection with the disclosure of portfolio holdings information. The Board receives and reviews annually a list of the persons who receive non-public portfolio holdings information and the purpose for which it is furnished.

TAXES

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of a Fund by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to a Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Each Fund and Its Investments

The Fund intends to continue to qualify to be treated as a regulated investment company under the Code each taxable year. To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains and other traditionally permitted mutual Fund income); and (b) diversify its holdings so that, at the end of each quarter of a Fund’s taxable year, (i) at least 50% of the market value of a Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of a Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by a Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income). Fund investments in partnerships, including in qualified publicly traded partnerships, may result in a Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, a Fund will not be subject to U.S. federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided an amount equal to at least (i) 90% of the sum of its investment company taxable income (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and (ii) 90% of its net tax-exempt income for the taxable year is distributed to its shareholders in compliance with the Code’s timing and other requirements. However, any taxable income or gain a Fund does not distribute will be subject to tax at regular corporate rates.

On March 31, 2014, the unused capital loss carryforward of the predecessor Financial Services Fund was $243,937. For federal income tax purposes, this amount is available to be applied against the Fund’s future realized capital gains that are realized prior to the expiration of the carryforward, if any. The fund had the following net capital loss carryforward remaining:

Financial Services Fund
Year of Expiration	Amount of Capital Loss Carryforward that Expires ($)
2019	243,937

On January 31, 2014, the unused capital loss carryforward of the predecessor Socially Responsive Fund was $0. For federal income tax purposes, this amount is available to be applied against the predecessor Socially Responsive Fund’s future realized capital gains that are realized prior to the expiration of the carryforward, if any. For taxable years beginning in 2011 or after, capital losses will not be subject to expiration. In the event that the predecessor Socially Responsive Fund was to experience an ownership change as defined under the Code, the predecessor Socially Responsive Fund’s capital loss carryforwards, if any, may be subject to limitation.

On March 31, 2014, the unused capital loss carryforwards for the predecessor Maryland Fund were $235,583. For U.S. Federal income tax purposes, unused capital loss carryforwards that arose in tax years that began on or before December 22, 2010 (“Pre-2011 Losses”) are available to be applied against future capital gains, if any, realized by the fund prior to the expiration of the carryforwards and may be used to offset such gains, whether short- or long-term. Net short- and long-term capital losses incurred in taxable years beginning after December 22, 2010 (“Post-2010 Losses”) may be carried forward without limit; any such carryforward losses will retain their character as short-term or long-term. Carryforwards of Post-2010 Losses must be fully utilized before the fund will be permitted to utilize any carryforwards of Pre-2011 Losses. As a result, carryforwards of Pre-2011 Losses may be more likely to expire unused.

Maryland Fund
Amount of Capital Loss Carryforward that Expires ($)
December 31, 2017
235,583

For taxable years beginning in 2011 or after, capital losses will not be subject to expiration. In the event that a Fund was to experience an ownership change as defined under the Code, a Fund’s capital loss carryforwards, if any, may be subject to limitation.

The Code imposes a 4% nondeductible excise tax on a Fund to the extent it does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and at least 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by a Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from a Fund’s current or accumulated earnings and profits, will constitute dividends that are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders’ hands as long-term capital gains. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Fund fails to qualify as a regulated investment company for a period greater than two taxable years, a Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if a Fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

The Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by a Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of a Fund as a regulated investment company.

The Fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indexes, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in a Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by a Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by a Fund.

The Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (a) mark-to-market, constructive sale or rules applicable to PFICs (as defined below) or partnerships or trusts in which a Fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (b) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to a Fund’s investments (including through depositary receipts) in issuers in such country or (c) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. The Fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

In certain situations, a Fund may, for a taxable year, defer all or a portion of its capital losses realized after October and its late-year ordinary losses (defined as the excess of post-October foreign currency and PFIC losses and other post-December ordinary losses over post-October foreign currency and PFIC gains and other post-December ordinary income) realized after December until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. Foreign taxes paid by a Fund will reduce the return from a Fund’s investments.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless a Fund was to elect otherwise.

Passive Foreign Investment Companies. If a Fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by a Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

If a Fund was to invest in a PFIC and elect to treat the PFIC as a “qualified electing Fund” under the Code, in lieu of the foregoing requirements, a Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing Fund, even if not distributed to a Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, a Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, a Fund may make a mark-to-market election that will result in a Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, a Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by a Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

The Funds will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

In the event that a Fund was to experience an ownership change as defined under the Code, a Fund’s loss carryforwards, if any, may be subject to limitation.

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by a Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by a Fund not later than such December 31, provided such dividend is actually paid by a Fund during January of the following calendar year. The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (at a maximum rate of 35%) on the amount retained. In that event, a Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by a Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a Fund upon filing appropriate returns or claims for refund with the IRS.

Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains, if any, that a Fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of a Fund. Such dividends will not be eligible for the dividends received deduction. Dividends and distributions paid by a Fund attributable to dividends on stock of U.S. corporations received by a Fund, with respect to which a Fund meets certain holding period requirements, will be eligible for the deduction for dividends received by corporations. Special rules apply, however, to regular dividends paid to individuals. Such a dividend may be subject to tax at the rates generally applicable to long-term capital gains for individuals (15% for individuals with incomes below $400,000 ($450,000 if married filing jointly), 20% for individuals with any income above those amounts that is long-term capital gain and 0% at certain income levels; the above threshold amounts will be adjusted annually for inflation), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (a) 100% of the regular dividends paid by a Fund to an individual in a particular taxable year if 95% or more of a Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by a Fund; or (b) the portion of the regular dividends paid by a Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by a Fund in that taxable year if such qualified dividend income accounts for less than 95% of a Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by a Fund from U.S. corporations and qualified foreign corporations, provided that a Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Also, dividends received by a Fund from a REIT or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be qualified dividend income.

We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (a) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (b) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period. Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of a Fund, and as a capital gain thereafter (if the shareholder holds his shares of a Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to the record date for a taxable dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in a Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date a Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Under current law, a Fund serves to block unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in a Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Certain types of income received by a Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause a Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may (a) constitute taxable income, as UBTI for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (b) not be offset by otherwise allowable deductions for tax purposes; (c) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (d) cause a Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders.

If a charitable remainder annuity trust or charitable remainder unitrust (each as defined in Code Section 664) has UBTI for a tax year, a 100% excise tax on the UBTI is imposed on the trust.

Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share during such six month period. If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then by January 31 of the calendar year following the year of disposition acquires shares in a mutual Fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual Funds.

The Funds, or, if you hold your shares through a Service Agent, your Service Agent will report to the IRS the amount of proceeds that a shareholder receives from a redemption or exchange of Fund shares. For redemptions or exchanges of shares acquired on or after January 1, 2012, a Fund will also report the shareholder’s basis in those shares and the character of any gain or loss that the shareholder realizes on the redemption or exchange (i.e., short-term or long-term), and certain related tax information. If a shareholder has a different basis for different shares of a Fund in the same account (e.g., if a shareholder purchased Fund shares held in the same account when the shares were at different prices), a Fund will by default report the basis of the shares redeemed or exchanged using the average basis method, under which the basis per share is the average of the bases of all the shareholder’s Fund shares in the account. (For these purposes, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will be treated as held in separate accounts.)

A shareholder may instruct a Fund to use a method other than average basis for an account. If redemptions, including in connection with payment of an account fee, or exchanges have occurred in an account to which the average basis method applied, the basis of a Fund shares remaining in the account will continue to reflect the average basis notwithstanding the shareholder’s subsequent election of a different method. For further assistance, shareholders who hold their shares directly with a Fund may call a Fund at 1-877-721-1926 Monday through Friday between 8:00 a.m. and 5:30 p.m. (Eastern time). Shareholders who hold shares through a Service Agent should contact the Service Agent for further assistance or for information regarding the Service Agent’s default method for calculating basis and procedures for electing to use an alternative method. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation, and should consider electing such other method prior to making redemptions or exchanges in their account.

Backup Withholding. The Fund may be required to withhold, for U.S. federal income tax purposes, 28% of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide a Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Notices. Shareholders will be notified annually by a Fund as to the U.S. federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in “Taxes-Taxation of U.S. Shareholders-Dividends and Distributions”) made by a Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of a Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by a Fund to its shareholders during the preceding taxable year.

If a Fund is held through a qualified retirement plan entitled to tax exempt treatment for federal income tax purposes, distributions will generally not be taxable currently. Special tax rules apply to such retirement plans. You should consult your tax adviser regarding the tax treatment of distributions (which may include amounts attributable to Fund distributions) which may be taxable when distributed from the retirement plan.

Other Taxes

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders

Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.

For taxable years beginning before January 1, 2014, properly reported dividends are generally exempt from U.S. federal withholding tax where they (a) are paid in respect of a Fund’s “qualified net interest income” (generally, a Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which a Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (b) are paid in respect of a Fund’s “qualified short-term capital gains” (generally, the excess of a Fund’s net short-term capital gain over a Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, a Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

For taxable years beginning before January 1, 2014, distributions that a Fund reports as “short-term capital gain dividends” or “long-term capital gain dividends” will not be treated as such to a recipient non-U.S. shareholder if the distribution is attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and a Fund’s direct or indirect interests in U.S. real property exceeded certain levels. Instead, if the non-U.S. shareholder has not owned more than 5% of the outstanding shares of a Fund at any time during the one year period ending on the date of distribution, such distributions will be subject to 30% withholding by a Fund and will be treated as ordinary dividends to the non-U.S. shareholder; if the non-U.S. shareholder owned more than 5% of the outstanding shares of a Fund at any time during the one year period ending on the date of the distribution, such distribution will be treated as real property gain subject to 35% withholding tax and could subject the non-U.S. shareholder to U.S. filing requirements. Additionally, if a Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, a non-U.S. shareholder realizing gains upon redemption from a Fund on or before December 31, 2013 could be subject to the 35% withholding tax and U.S. filing requirements unless more than 50% of a Fund’s shares were owned by U.S. persons at such time or unless the non-U.S. person had not held more than 5% of a Fund’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years.

In addition, the same rules apply with respect to distributions to a non-U.S. shareholder from a Fund and redemptions of a non-U.S. shareholder’s interest in a Fund attributable to a REIT’s distribution to a Fund of gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation, if a Fund’s direct or indirect interests in U.S. real property were to exceed certain levels.

The rules laid out in the previous two paragraphs, other than the withholding rules, will apply notwithstanding a Fund’s participation in a wash sale transaction or its payment of a substitute dividend.

Under legislation known as “FATCA” (the Foreign Account Tax Compliance Act), a Fund will be required to withhold 30% of certain ordinary dividends it pays after December 31, 2013, and 30% of the gross proceeds of share redemptions and certain capital gain dividends it pays after December 31, 2016, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by a Fund or its agent on a valid IRS Form W-9 or W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment Funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to a Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the United States to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

A non-U.S. entity that invests in a Fund will need to provide a Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.

Shares of a Fund held by a non-U.S. shareholder at death will be considered situated in the United States and subject to the U.S. estate tax.

Non-U.S. investors should consult their own tax advisers regarding the impact of these requirements on their investment in a Fund. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described here. Foreign shareholders should consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of non-U.S. taxes.

The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the Funds and their shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

FINANCIAL STATEMENTS

The audited financial statements of the Predecessor Financial Services Fund (Statement of Assets and Liabilities, including the Schedule of Investments as of March 31, 2013, Statement of Operations for the year ended March 31, 2013, Statements of Changes in Net Assets for each of the years in the two-year period ended March 31, 2013, Financial Highlights for each of the years in the five-year period ended March 31, 2013, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm, each of which is included in the Annual Report to Shareholders of the predecessor Financial Services Fund), are incorporated by reference into this SAI (filed on May 28, 2013; Accession Number 0001193125-13-237481).

The audited financial statements of the predecessor Socially Responsive Fund (Statement of Assets and Liabilities, including the Schedule of Investments as of January 31, 2014, Statement of Operations for the year ended January 31, 2014, Statements of Changes in Net Assets for each of the years in the two-year period ended January 31, 2014, Financial Highlights for each of the years in the five-year period ended January 31, 2014, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm, each of which is included in the Annual Report to Shareholders of the Fund), are incorporated by reference into this SAI (filed on March 25, 2014; Accession Number 0001193125-14-114280).

The Annual Report to shareholders for the fiscal year ended March 31, 2013 contains the predecessor Maryland Fund’s financial statements, accompanying notes and the report of [           ], the predecessor Maryland Fund’s independent registered public accounting firm, all of which are hereby incorporated by reference herein (filed by Legg Mason Tax-Free Income Fund on May 28, 2013; Accession Number 0001193125-13-237434).

APPENDIX A
DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa - Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A - Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa - Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba - Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B - Obligations rated B are considered speculative and are subject to high credit risk.

Caa - Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C - Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note:
Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal and Tax Exempt Ratings:

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale.

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt. Municipal Long-Term Rating Definitions: Aaa - Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa - Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A - Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A1

Baa - Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba - Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B - Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa - Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca - Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C - Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note:
Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal Short-Term Debt And Demand Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels — “MIG 1” through “MIG 3.” In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Investors Service, Inc.’s Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

A2

SG - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Investors Service, Inc.’s Short-Term Prime Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note:	Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA - An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA - An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial obligations is very strong.

A - An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C - Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

A3

CCC - An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C - A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking Fund payments, but that is currently paying.

D - An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.
L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

A4

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Notes:

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

— Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

— Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

A-1 - Short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2 - Short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - Short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1 - A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 - A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 - A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A5

C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date. Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Commercial Paper:

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1 - This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A6

A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3 - Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B - Issues rated ‘B’ are regarded as having only speculative capacity for timely payment.

C - This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D - Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, “AAA/A-1+”). With short-term demand debt, Standard & Poor’s note rating symbols are used with the commercial paper rating symbols (for example, “SP-1+/A-1+”).

International Long-Term Credit Ratings (“LTCR”) may also be referred to as “Long-Term Ratings.” When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings.

Investment Grade

AAA - Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB - Good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB - Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B - Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, ‘B’ ratings may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

A7

CCC - For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC - For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C - For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD - Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D - Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (i) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (ii) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (iii) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Description of Fitch Ratings International Short-Term Credit Ratings:

International Short-Term Credit Ratings may also be referred to as “Short-Term Ratings.” The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 - Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 - Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B - Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

A8

C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D - Default. Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to Fitch Ratings International Long-Term and Short-Term Credit Ratings:

The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/– modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify a fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’: Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

A9

 APPENDIX B
[________________]
Proxy Voting Policies and Procedures
Background

[      ] has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). If authority to vote proxies is established by the client, typically provided for in the Investment Advisory Agreement, our proxy voting guidelines have been tailored to reflect this specific contractual obligation. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, [      ] will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than [      ]) regarding the voting of any securities owned by its clients.

Voting Authority

In general, [      ] shall assume the responsibility and authority with respect to the voting of proxies, unless by agreement with [       ], (1) such other party expressly reserves to itself the voting of proxies for the account or unless such responsibility and authority expressly have been delegated to others (such as sub-advisers) or (2) reserved to the trustee or other named fiduciary of a client account. For accounts where [      ] has appointed a sub-adviser to manage the client account, [      ] shall deliver any proxies it receives to the sub-adviser for its exercise of voting rights, unless such sub-adviser expressly disclaims the voting of proxies. An account owner may direct [      ] to refrain from voting a specific security, and name themselves or another person to so vote, while [      ] retains voting authority over the other securities in the account.

With respect to shares over which [      ] has voting authority, [      ] will not decline to vote proxies except in extraordinary circumstances where [      ] believes that refraining from voting is in the client’s best interests. Nor will [      ] accept direction from others with regard to the voting of proxies, although [      ] will take the investment guidelines of an account into consideration in deciding how to vote on a particular issue. [      ] may vote proxies related to the same security differently for different clients.

[      ] seeks to identify any material conflicts that may arise between the interests of [      ] and its clients. [      ] will maintain a log of significant client relationships that are issuers of publicly-traded securities that might become subject to a proxy vote. [      ] employees are to inform the Proxy Voting Committee or a member of [      ]’s compliance group when an employee becomes aware of a conflict of interest that arises from that employee’s personal relationships or in the conduct of [      ]’s business. [      ] will consider a conflict to be material if it is significant enough to potentially influence or appear to influence [      ]’s decision in the voting process.

Except for extraordinary circumstances, in any such instance, the material conflict will be resolved by the Proxy Voting Committee, voting in accordance with the previously established guidelines set forth by the Proxy Voting Committee. The Proxy Voting Committee may seek the advice or recommendation of an independent third party, in its sole discretion.

Voting Guidelines

The Proxy Voting Committee will meet annually to review and approve proxy voting guidelines. Proxies will not be voted without an analysis of the underlying issues involved. [      ]’s proxy voting policy at all times

shall be directed toward maximizing the value of the assets of managed accounts, for the benefit of the accounts’ ultimate owners or beneficiaries. Any item on a proxy that would tend to inhibit the realization of maximum value shall receive a negative vote from [      ]. Examples of such items would be any activities that could be viewed as “poison pill” maneuvers. On other matters specific to a company, such as the election of directors, the appointment of auditors, granting of options, repricing of options, mergers and other material issues, a decision shall be made by the proxy voting vendor in accordance with the guidelines established by the [      ] Proxy Voting Committee, consistent with the policy of maximizing value.

Clients who request that their accounts be managed according to a socially responsible mandate will have proxies voted according to the values communicated in their investment policy statement.

B1

Voting Records & Client Notification

For clients of [      ], a complete record and file of all votes cast, and where appropriate, the reason therefore, shall be maintained by [      ] with a third party voting service Risk Metrics (ISS). A proxy log will be maintained, including the following data: issuer name, exchange ticker symbol of the issuer’s shares to be voted, CUSIP number for the shares to be voted, a brief identification of the matter voted on, whether the matter was proposed by the issuer or by a shareholder of the issuer, whether a vote was cast on the matter, a record of how the vote was cast and whether the vote was cast for or against the recommendation for the issuer’s management team. Clients may obtain information with regard to the manner in which their proxies were voted, as well as the more detailed policies and procedures upon which this summary is based by contacting [      ] at 100 International Drive, 5th Floor, Baltimore, Maryland, 21202, attention: Compliance Officer. In addition, when required by applicable banking or investment adviser statutes and rules, a description of these Policies and Procedures shall be provided to new clients prior to the inception of their account.

Timing

[      ] personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Disclosure

[      ]’s proxy policies are described in the firm’s Part II of Form ADV or the Bank’s disclosure brochure, which is provided to all new clients. Upon request, clients may also receive reports on how their proxies have been voted.

Voting Procedures When [      ] Utilizes a Third Party Proxy Service

[      ] utilizes a third party proxy service (ISS) to vote proxies for client accounts. [      ] has elected to provide ISS with implied consent to vote all client proxies according to its policies for routine proxies. The Proxy Voting Committee has the ability to override ISS recommendations. The Chairman of the Committee (Monika Panger) will serve as the primary contact for approval to override ISS decisions.

An investment associate in the Philadelphia office (John Reilly) will be the primary user of the ISS system with portfolio managers in Philadelphia and Cincinnati offices serving as back-up. The primary user will ensure that the proxy service delivers its recommendations on a timely basis and, when necessary, that such information is provided to the Proxy Voting Committee and Investment Management Team. For non-routine voting issues where the Proxy Voting Committee will authorize ISS to vote, the Proxy Coordinator will maintain records of the proxy service recommendations and voting reports. Records of the proxy recommendations and voting reports will be maintained with ISS.

In certain situations, ISS may defer to [      ] for a particular issue. When [      ] receives notice that ISS has deferred to [      ] for a voting decision, the Proxy Voting Committee will meet to determine the vote and provide a decision to ISS.

Voting Procedures When Stocks Are not Widely Held or Followed by [      ]

When ISS defers to [      ] to vote a proxy, the Proxy Voting Committee will meet to decide the vote. If a security is: (1) not followed by the [      ] research team; or (2) not widely held across [      ] accounts; or (3) is a de minimis number of shares or market value, the committee may defer to the portfolio manager(s) responsible for the accounts impacted for a voting decision.

Proxy materials for Non-discretionary Accounts

With regard to distribution of proxy materials for non-discretionary accounts, it is the policy of [      ] to conform to the SEC rules contained in the Shareholders Communications Act (17 CFR 240.14-17). [      ] shall:

●
Upon receipt of the proxy, other proxy soliciting material, and/or annual reports to security holders, forward such materials to its customers who are beneficial owners of the registrant’s securities no later than five business days after the receipt of the proxy material or annual reports; and

●
Upon receipt of the proxy, other proxy soliciting material, and/or annual reports to security holders, forward to each beneficial owner on whose behalf it holds securities, no later than five business days after the date it receives such material a request for voting instructions.

Corporate Actions

All corporate action related material will be delivered to [      ]’s Baltimore (for Bank clients) and New York (for [      ]-LLC clients) Investment Support Officers (the “Corporate Action Coordinators”), who will pay strict attention to any pending corporate actions that may be undertaken by, or with respect to, the issuers of securities held in client accounts. When the Corporate Action Coordinators receives notice of a pending corporate action, he or she will be responsible for coordinating with the Investment Management Team to determine the Firm’s desired course of action and communicating the firm’s instructions to the custodian in a timely manner.

B2

The Corporate Action Coordinators will also keep accurate records of each corporate action and the steps that were taken by the firm in corporate actions files by security by year processed.

B3

PART C – OTHER INFORMATION

Item 15.          Indemnification.

Reference is made to Article VI in the Registrant’s Agreement and Declaration of Trust (previously filed with the registration statement on Form N-1A (File No. 333-108394) on June 24, 2005). In addition to the indemnification provisions contained in the Registrant’s Agreement and Declaration of Trust, there are also indemnification and hold harmless provisions contained in the Investment Advisory Agreement, Distribution Agreement, Custodian Agreement and Administration and Fund Accounting Agreement. The general effect of the indemnification available to an officer or trustee may be to reduce the circumstances under which the officer or trustee is required to bear the economic burden of liabilities and expenses related to actions taken by the individual in his or her capacity as an officer or trustee.

Pursuant to Rule 484 under the Securities Act of 1933, as amended (the “Securities Act”), the Registrant furnishes the following undertaking:  “Insofar as indemnification for liability arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.”

Item 16.	Exhibits

(1)	Agreement and Declaration of Trust dated June 1, 2005 was previously filed with the Trust’s Registration Statement on Form N-1A on June 24, 2005 and is incorporated herein by reference.

(2)	Amended and Restated Bylaws dated November 21, 2013 were previously filed with the Trust’s Registration Statement on Form N-1A on January 14, 2014 and are incorporated herein by reference.

(3)	Voting Trust Agreements - Not Applicable.

(4)	Forms of Agreements and Plans of Reorganization (filed herewith as Appendix A to the Combined Proxy Statement and Prospectus)

(5)	Instruments Defining Rights of Security Holders are incorporated by reference into the Trust’s Agreement and Declaration of Trust and Amended and Restated Bylaws.

(6)
Form of Investment Advisory Agreement dated _____, 2014, on behalf of the[____________] Financial Services Fund, [____________] Social Awareness Fund, [____________] Maryland Tax-Free Income Trust, and [       ] Adviser (filed herewith).

(7)
Form of Distribution Agreement between the Trust, on behalf of [____________] Financial Services Fund, [____________] Social Awareness Fund, [____________] Maryland Tax-Free Income Trust, [       ] Adviser and Quasar Distributors, LLC dated ___, 2014 (filed herewith).

(8)	Bonus or Profit Sharing Contracts – not applicable.

(9)(a)
Custody Agreement dated January 1, 2014 was previously filed with the Trust’s Registration Statement and is incorporated herein by reference from Post-Effective Amendment No. 20 to the Trust’s Registration Statement on Form N-1A (File No. 33-108923), filed with the SEC on January 29, 2014.

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(9)(b)
Form of Amendment to Custody Agreement between the Trust, on behalf of [____________] Financial Services Fund, [____________] Social Awareness Fund, [____________] Maryland Tax-Free Income Trust, and U.S. Bank, N.A. dated ___, 2014 (filed herewith).

(10)(a)	Form of Rule 12b-1 Plan (filed herewith).

(10)(b)	Form of Rule 18f-3 Plan (filed herewith)

(11)	Opinion of Bingham McCutchen LLP regarding the validity of shares to be issued (filed herewith).

(12)	Forms of Opinions of Bingham McCutchen LLP regarding certain tax matters (filed herewith).

(13)(a)	Fund Administration Servicing Agreement dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 14, 2014 and is incorporated herein by reference.

(13)(b)	Form of Amendment to Fund Administration Servicing Agreement (filed herewith).

(13)(c)	Fund Accounting Servicing Agreement dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 14, 2014 and is incorporated herein by reference.

(13)(d)	Form of Fund Accounting Servicing Agreement (filed herewith).

(13)(e)	Transfer Agent Servicing Agreement dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 14, 2014 and is incorporated herein by reference.

(13)(f)	Form of Amendment to Transfer Agent Servicing Agreement (filed herewith).

(13)(g)	Operating Expense Limitation Agreement (filed herewith).

(14)(a)	Consent of Independent Registered Public Accounting Firm BBD LLP (filed herewith).

(14)(b)	Consent of Independent Registered Public Accounting Firm KPMG LLP (filed herewith).

(14)(c)	Consent of Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP (filed herewith).

(15)	Not applicable.

(16)(a)	Power of Attorney for Ian Martin dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 14, 2014 and is incorporated herein by reference.

(16)(b)	Power of Attorney for John Chrystal dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 14, 2014 and is incorporated herein by reference.

(16)(c)
Power of Attorney for Albert J. DiUlio, S.J. dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 14, 2014 and is incorporated herein by reference.

(16)(d)	Power of Attorney for David S. Krause dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 14, 2014 and is incorporated herein by reference.

(16)(e)	Power of Attorney for Harry E. Resis dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 14, 2014 and is incorporated herein by reference.

(17)(a)
Prospectus of the Legg Mason Investment Counsel Financial Services Fund dated July 17, 2014 was previously filed with Legg Mason Partners Equity Trust’s Amendment No. 312 to its Registration Statement on Form N-1A (File No. 811-06444) with the SEC on July 15, 2014, and is incorporated by reference.

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(17)(b)
Prospectus of the Legg Mason Investment Counsel Social Awareness Fund dated June 1, 2014 was previously filed with Legg Mason Partners Equity Trust’s Amendment No. 306 to its Registration Statement on Form N-1A (File No. 811-06444) with the SEC on May 20, 2014, and is incorporated by reference.

(17)(c)
Prospectus of the Legg Mason Investment Counsel Maryland Tax-Free Income Trust dated July 17, 2014 was previously filed with Legg Mason Tax-Free Income Fund’s Amendment No. 38 to its Registration Statement on Form N-1A (File No. 811-6223) with the SEC on July 15, 2014, and is incorporated by reference.

(17)(d)
Statement of Additional Information of the Legg Mason Investment Counsel Financial Services Fund dated July 17, 2014 was previously filed with Legg Mason Partners Equity Trust’s Amendment No. 312 to its Registration Statement on Form N-1A (File No. 811-06444) with the SEC on July 15, 2014, and is incorporated by reference.

(17)(e)
Statement of Additional Information of the Legg Mason Investment Counsel Social Awareness Fund dated June 1, 2014 was previously filed with Legg Mason Partners Equity Trust’s Amendment No. 306 to its Registration Statement on Form N-1A (File No. 811-06444) with the SEC on May 20, 2014, and is incorporated by reference.

(17)(f)
Statement of Additional Information of the Legg Mason Investment Counsel Maryland Tax-Free Income Trust dated July 17, 2014 was previously filed with Legg Mason Tax-Free Income Fund’s Amendment No. 38 to its Registration Statement on Form N-1A (File No. 811-6223) with the SEC on July 15, 2014, and is incorporated by reference.

(17)(g)
The Annual Report to Shareholders of the Legg Mason Investment Counsel Financial Services Fund for the Period Ended March 31, 2014 was previously filed on the Legg Mason Partners Equity Trust’s Form N-CSR with the SEC on May 23, 2014, and is incorporated by reference.

(17)(h)
The Annual Report to Shareholders of the Legg Mason Investment Counsel Social Awareness Fund for the Period Ended January 31, 2014 was previously filed on the Legg Mason Partners Equity Trust’s Form N-CSR with the SEC on March 25, 2014 and is incorporated by reference.

(17)(i)
The Annual Report to Shareholders of the Legg Mason Investment Counsel Maryland Tax-Free Income Trust for the Period Ended March 31, 2014 was previously filed on the Legg Mason Tax-Free Income Fund’s Form N-CSR with the SEC on May 23, 2014 and is incorporated by reference.

(17)(j)	Form of Proxy Ballot –– Legg Mason Investment Counsel Financial Services Fund (filed herewith).

(17)(k)	Form of Proxy Ballot –– Legg Mason Investment Counsel Social Awareness Fund (filed herewith).

(17)(l)	Form of Proxy Ballot –– Legg Mason Investment Counsel Maryland Tax-Free Income Trust (filed herewith).

Item 17.	Undertakings

(1)
The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

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(2)
The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

(3)
The undersigned Registrant undertakes to file an opinion of counsel supporting the tax consequences to shareholders discussed in the Proxy/Prospectus in a post-effective amendment to this registration statement.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Pre-Effective Amendment to the Registration Statement on Form N-14 to be signed below on its behalf by the undersigned, duly authorized, in the City of Milwaukee and State of Wisconsin, on the 24th day of July, 2014.

Trust for Advised Portfolios

By:	/s/ Christopher E. Kashmerick
Christopher E. Kashmerick
President and Principal Executive Officer

As required by the Securities Act of 1933, as amended, this Pre-Effective Amendment to the Registration Statement has been signed below on July 24, 2014, by the following persons in the capacities indicated:

Signature	Title	Date

/s/ John Chrystal*	Trustee	July 24, 2014
John Chrystal

/s/ Albert J. DiUlio, S.J.*	Trustee	July 24, 2014
Albert J. DiUlio, S.J.

/s/ David S. Krause*	Trustee	July 24, 2014
David S. Krause

/s/ Harry E. Resis*	Trustee	July 24, 2014
Harry E. Resis

/s/ Ian Martin*	Trustee	July 24, 2014
Ian A. Martin

/s/ Christopher E. Kashmerick	President and Principal Executive Officer	July 24, 2014
Christopher E. Kashmerick

/s/ Russell B. Simon	Treasurer and Principal Financial Officer	July 24, 2014
Russell B. Simon

*By:	/s/ Christopher E. Kashmerick	July 24, 2014
Christopher E. Kashmerick Attorney-In Fact pursuant to Power of Attorney

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INDEX TO EXHIBITS
Exhibit Number	Description
6	Form of Investment Advisory Agreement

7	Form of Distribution Agreement

9(b)	Form of Amendment to Custody Agreement

10(a)	Form of Rule 12b-1 Plan

10(b)	Form of Rule 18f-3 Plan

11	Opinion of Bingham McCutchen LLP regarding the validity of shares to be issued

12	Forms of Opinions of Bingham McCutchen LLP regarding certain tax matters

13(b)	Form of Amendment to Fund Administration Servicing Agreement

13(d)	Form of Amendment to Fund Accounting Servicing Agreement

13(f)	Form of Amendment to Transfer Agent Servicing Agreement

13(g)	Form of Operating Expense Limitation Agreement

14(a)	Consent of Independent Registered Public Accounting Firm BBD LLP

14(b)	Consent of Independent Registered Public Accounting Firm KPMG LLP

14(c)	Consent of Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP

17(j)	Form of Proxy Ballot –– Legg Mason Investment Counsel Financial Services Fund

17(k)	Form of Proxy Ballot –– Legg Mason Investment Counsel Social Awareness Fund

17(l)	Form of Proxy Ballot –– Legg Mason Investment Counsel Maryland Tax-Free Income Trust

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